UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: March 31

Date of reporting period: September 30, 2014

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	September 30, 2014

Single Sector Fixed Income Funds
Dynamic Emerging Markets Debt
Emerging Markets Debt
High Yield
High Yield Floating Rate
Investment Grade Credit
Local Emerging Markets Debt
U.S. Mortgages

Goldman Sachs Single Sector Fixed Income Funds

■	DYNAMIC EMERGING MARKETS DEBT

■	EMERGING MARKETS DEBT

■	HIGH YIELD

■	HIGH YIELD FLOATING RATE

■	INVESTMENT GRADE CREDIT

■	LOCAL EMERGING MARKETS DEBT

■	U.S. MORTGAGES

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Investment Process	4

Market Review	5

Portfolio Management Discussions and Performance Summaries	7

Schedules of Investments	42

Financial Statements	124

Financial Highlights	132

Notes to the Financial Statements	146

Other Information	181

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ prospectus.

The Goldman Sachs Dynamic Emerging Markets Debt Fund invests primarily in sovereign and corporate debt of issuers located in or tied economically to emerging countries or in currencies of such emerging countries. Investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. The securities markets of emerging countries have less government regulation and are subject to less extensive accounting and financial reporting requirements than the markets of more developed countries. Such securities are also subject to foreign custody risk. The Fund is also subject to the risk that the issuers of sovereign debt or the government authorities that control the payment of debt may be unable or unwilling to repay principal or interest when due. High yield, lower rated investments involve greater price volatility and present greater risks than higher rated fixed income securities. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The Goldman Sachs Emerging Markets Debt Fund invests primarily in sovereign and corporate debt of issuers located in or tied economically to emerging countries. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. The countries in which the Fund invests may have sovereign ratings that are below investment grade or are unrated. High yield, lower rated investments involve greater price volatility and present greater risks than higher rated fixed income securities. The securities markets of emerging countries have less government regulation and are subject to less extensive accounting and financial reporting requirements than the markets of more developed countries. Such securities are also subject to foreign custody risk. The Fund is also subject to the risk that the issuers of sovereign debt or the government authorities that control the payment of debt may be unable or unwilling to repay principal or interest when due. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

The Goldman Sachs High Yield Fund invests primarily in high yield, fixed income securities that, at the time of purchase, are non-investment grade securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. High yield, lower rated investments involve greater price volatility and present greater risks than higher rated fixed income securities. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all.

The Goldman Sachs High Yield Floating Rate Fund invests primarily in domestic or foreign floating rate loans and other floating or variable rate obligations rated below investment grade. Indirect loan participations may subject the Fund to greater delays, expenses and risks than direct obligations in the case that a borrower fails to pay scheduled principal and interest. Investments in loans and fixed income instruments are subject to the risks associated with debt instruments generally, including credit, liquidity and interest rate risk. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. High yield, lower rated investments involve greater price volatility and present greater risks than higher rated investments. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk.

The Goldman Sachs Investment Grade Credit Fund invests primarily in investment grade fixed income securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. Foreign and emerging markets investments may be more volatile and less liquid than its investment in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk.

The Goldman Sachs Local Emerging Markets Debt Fund invests primarily in sovereign and corporate debt of issuers located in or tied economically to emerging countries, denominated in the local currency of such emerging countries, or in currencies of such emerging countries. Investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

economic or political developments. The securities markets of emerging countries have less government regulation and are subject to less extensive accounting and financial reporting requirements than the markets of more developed countries. Such securities are also subject to foreign custody risk. The Fund is also subject to the risk that the issuers of sovereign debt or the government authorities that control the payment of debt may be unable or unwilling to repay principal or interest when due. High yield, lower rated investments involve greater price volatility and present greater risks than higher rated fixed income securities. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The Goldman Sachs U.S. Mortgages Fund invests primarily in mortgage-backed securities of U.S. issuers. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Investments in mortgage-backed securities are also subject to prepayment risk, the risk that in a declining interest rate environment the Fund’s underlying mortgages may be prepaid, causing the Fund to have to reinvest at lower interest rates. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

What Differentiates the Goldman Sachs Asset Management Fixed Income Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

A key element of our fixed income investment philosophy is to evaluate the broadest global opportunity set to capture relative value across sectors and instruments. Our globally integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through:

■	Assess relative value among securities and sectors

■	Leverage the vast resources of GSAM in selecting securities for each portfolio

■	Team approach to decision making

■	Manage risk by avoiding significant sector and interest rate bets

■	Careful management of yield curve strategies — while closely managing portfolio duration

Fixed Income portfolios that:

■	Include domestic and global investment options, income opportunities, and access to areas of specialization such as high yield

■	Capitalize on GSAM’s industry-renowned credit research capabilities

■	Use a risk-managed framework to seek total return, recognizing the importance of investors’ capital accumulation goals as well as their need for income

MARKET REVIEW

Goldman Sachs Single Sector Fixed Income Funds

Market Review

Economic conditions, geopolitical tensions and monetary policies of global central banks drove the performance of the global fixed income markets during the six months ended September 30, 2014 (the “Reporting Period”).

When the Reporting Period began in April 2014, spread, or non-government bond, sectors rallied as global bond yields fell. Markets focused in part on events in Ukraine, as Russia’s intervention led to sanctions by the U.S. and Europe. Emerging markets debt overall appeared to benefit from investment flows diverted from Russia. Economic influences included the U.S. Commerce Department’s announcement that first quarter 2014 Gross Domestic Product (“GDP”) had declined, indicating an economic contraction. However, second calendar quarter economic data releases, such as auto sales, jobless claims and manufacturing activity, suggested a rebound was underway. This supported the view of some market participants that the first quarter 2014 contraction might have been due to inclement winter weather and that economic growth could accelerate in the remainder of the calendar year. From a monetary policy perspective, in June 2014, the European Central Bank (“ECB”) cut interest rates by 10 basis points, moving the deposit rate for the Eurozone into negative territory for the first time in history. (A basis point is 1/100th of a percentage point.) The ECB also announced it would be implementing additional liquidity measures targeted at stimulating lending. Meanwhile, India’s elections delivered a victory to its existing government, which is seeking to revive the country’s economic growth, tame inflation and remove roadblocks to reform.

At the beginning of the third calendar quarter, spread sectors generally continued to rally. In July 2014, core European government bond yields fell, while U.S. Treasury yields rose modestly. U.S. economic data was mixed, with labor and manufacturing indicators continuing to improve and housing data showing signs of weakening. In the U.K., economic growth continued at a brisk pace, broadly in line with market expectations. During August 2014, global spread sectors continued to post gains. Eurozone GDP came in below expectations, with Italy, France and Germany surprising to the downside. In the U.S., Treasury yields fell despite the release of positive durable goods orders and manufacturing data. The decline in U.S. Treasury yields may have reflected market concern about increased geopolitical risk in Ukraine and the Middle East. Meanwhile, Federal Reserve (“Fed”) comments suggested a modest shift in tone towards policy tightening. In the U.K., data continued to indicate strong economic momentum. However, heightened concerns about European economic growth appeared to decrease the likelihood of a rate hike by the Bank of England in the near term.

In September 2014, the spread sector rally ended. Core government bond yields in the U.S., U.K., Eurozone and Japan also rose during the month. In the U.S., economic data remained generally positive, despite a disappointing August 2014 payroll number, with employment, auto sales and manufacturing showing improvement. In the Eurozone, the ECB cut interest rates to record lows and announced plans to start purchasing asset-backed securities as it sought to combat a drop in inflation and weak economic growth. In the U.K., unemployment continued to fall rapidly. Scotland voted to remain part of the United Kingdom, although this had little effect on U.K. government yields.

For the Reporting Period overall, sovereign emerging markets debt generated the strongest positive returns within the broad fixed income market. Mortgage-backed securities also outperformed U.S. Treasuries, followed at some distance by agency securities, asset-backed

MARKET REVIEW

securities and commercial mortgage-backed securities. Conversely, high yield corporate bonds underperformed U.S. Treasuries, while investment grade corporate bonds also lagged, albeit more modestly. The U.S. Treasury yield curve, or spectrum of maturities, flattened during the Reporting Period, as intermediate-term and longer-term yields declined and shorter-term maturities edged up. The yield on the bellwether 10-year U.S. Treasury fell approximately 23 basis points during the Reporting Period to 2.49%.

Looking Ahead

At the end of the Reporting Period, we believed global macroeconomic conditions had diverged and that the divergence was continuing to intensify. In our opinion, the U.S. is the growth leader among developed nations, while the Eurozone appears to be falling further behind. We believe the Eurozone’s economic weakness could persist for some time and could also affect other economies. Most notably, we think Eurozone weakness could pose a risk to the U.K.’s economic expansion. Inflation seems to be trending higher in the U.S. and Japan, but Eurozone inflation is significantly below the ECB’s target rate, and we do not expect a change in the near term. Meanwhile, developed central bank activity is also moving in opposite directions. The Fed plans to end its quantitative easing asset purchase program in October 2014, and we believe the first short-term rate hike could occur in mid-2015, unless the recent increase in market volatility leads to slower economic growth. By contrast, the ECB has committed to bolder stimulus, and we think it may resort to full-scale quantitative easing in 2015. The Bank of Japan remains in easing mode, but we do not expect any action in the near term as the impact of its sales tax hike, put into effect in April 2014, works its way through the nation’s economy.

We are also seeing divergence in the emerging markets, with investors seemingly favoring countries that have passed reforms necessary for sustainable growth. These countries include India, Mexico and Indonesia. In China, we believe the balancing act between that nation’s economic reforms and a potential 2014 growth rate of 7.5% has tilted in favor of the growth target. However, in our view, the economy’s longer-term health depends on China switching to more sustainable economic drivers. At the end of the Reporting Period, wage inflation was eroding China’s competitiveness, with credit growth and the slowing real estate sector as our key concerns.

In the near term, we believe the divergence in macroeconomic conditions around the globe could stir volatility. However, we believe economic growth and strong corporate fundamentals should support the corporate credit sector. Meanwhile, geopolitical risks have increased and may also contribute to market volatility, but, in our view, are unlikely to have much impact on global GDP. Energy prices have fallen, suggesting to us that global oversupply was a stronger market driver than geopolitics at the end of the Reporting Period.

PORTFOLIO RESULTS

Goldman Sachs Dynamic Emerging Markets

Debt Fund

Investment Objective

The Fund seeks a high level of total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income Investment Management Team discusses the Goldman Sachs Dynamic Emerging Markets Debt Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of 0.56%, 0.39%, 0.95%, 0.89% and 0.65%, respectively. These returns compare to the 0.92% cumulative total return of the Fund’s benchmark, the Dynamic Emerging Markets Debt Composite Index (the “Index”), which is comprised 50% of the J.P. Morgan Government Bond Index — Emerging Markets (GBI-EMSM) Global Diversified Index (Gross, USD, Unhedged), 25% of the J.P. Morgan Emerging Markets Bond Index (Gross, USD, Unhedged) (EMBISM) Global Diversified Index and 25% of the J.P. Morgan Corporate Emerging Markets Bond Index (Gross, USD, Unhedged) (CEMBISM) Broad Diversified Index during the same time period. The components of the Fund’s blended benchmark, the J.P. Morgan GBI-EMSM Global Diversified Index, J.P. Morgan EMBISM Global Diversified Index and J.P. Morgan CEMBISM Broad Diversified Index, generated cumulative total returns of -1.87%, 4.14% and 3.36%, respectively, during the Reporting Period.

Q	What economic and market factors most influenced emerging markets debt as a whole during the Reporting Period?

A	When the Reporting Period began during the second quarter of 2014, yields on 10-year U.S. Treasury securities declined. As U.S. Treasury yields fell, investors sought higher yields in riskier asset classes, and external emerging markets debt recorded strong gains for the second calendar quarter. Although U.S. Treasury yields continued to fall in the third calendar quarter, external markets debt posted a modest decline, driven by weakness in the Venezuelan, Ukrainian and Russian debt markets. For the Reporting Period overall, external emerging markets debt, as represented by the J.P. Morgan EMBISM Global Diversified Index, generated a positive return.

Local emerging markets debt generated positive returns during the second quarter of 2014, benefiting from currency appreciation and changes in local interest rates. In the third calendar quarter, local emerging markets debt recorded a modest decline, driven primarily by a sell-off in local currency markets. For the Reporting Period overall, the asset class, as represented by the J.P. Morgan GBI-EMSM Global Diversified Index, recorded a negative return, due largely to currency depreciation. Emerging markets currencies, as represented by the J.P. Morgan Emerging Local Markets Plus (ELMI+) Index, also declined.

For the emerging markets corporate bond sector, performance during the Reporting Period overall was negatively affected by U.S. and European Union sanctions, which targeted Russia’s energy, defense and banking industries. In India, the general election delivered a resounding victory to the Bharatiya Janata Party (“BJP”), which is generally viewed as pro-business by the markets. Meanwhile, in Indonesia, Jakarta’s governor Joko Widodo won the presidential election, a result considered by many observers to be positive for the country’s credit markets and the Indonesian rupiah. The emerging markets corporate bond sector saw approximately $288 billion of gross new issuance for the 2014 calendar year through the end of the Reporting Period.[1] Meanwhile, J.P. Morgan revised upward its 2014 global emerging markets corporate default forecast from 2.2% to 3.4%, stating the adjustments were based on individual credits rather than on market-wide expectations. J.P. Morgan also said it expected fundamentals to remain stable for the majority of the credits in the emerging markets corporate bonds universe.

[1]	Source: JPMorgan.

PORTFOLIO RESULTS

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund was hampered by country and issue selection of local emerging markets bonds.

Our U.S. duration and yield curve strategy also detracted from returns. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates a spectrum of maturities.

On the positive side, the Fund benefited from our active currency management through which the Fund takes positions in local currencies (accomplished through the use of forward foreign currency exchange contracts as well as bonds denominated in local currencies). In addition, country and issue selection of external emerging markets bonds added to returns. Issue selection among external emerging markets corporate bonds and emerging markets quasi-sovereign bonds also contributed positively.

Q	Which segments of emerging markets debt most significantly affected Fund performance?

A	The Fund was hampered by an underweight in South Korean local interest rates, which performed well during the Reporting Period. The Fund was underweight because we believed the South Korean central bank was unlikely to cut interest rates in the near term. However, in August 2014, the nation’s central bank lowered rates to help boost South Korea’s economic growth. The Fund was also hurt during the Reporting Period by an underweight position in Polish local interest rates. We expected Poland’s economic growth to pick up, narrowing the country’s output gap and pushing inflation higher. However, Poland’s economic growth weakened on lower trade with Russia and slower Western European growth. Inflation also remained low, prompting the Polish central bank to cut interest rates. A position in the Polish zloty, accomplished through the use of forward foreign currency exchange contracts, dampened relative performance. During the Reporting Period, the Fund was hampered by its position in the Indian rupee, accomplished through the use of forward foreign currency exchange contracts. We had a positive outlook on the Indian rupee because of the BJP’s landslide election victory, which we believed would attract capital inflows and help boost economic growth. Instead, the rupee weakened after India’s central bank intervened in the foreign exchange markets.

The Fund benefited during the Reporting Period from its overweight in Brazilian local interest rates accomplished through investments in a combination of nominal and inflation-linked Brazilian local bonds in both short-term and long-term maturities. We believe Brazil offers one of the highest real interest rates (the rate of interest an investor can expect to receive after allowing for inflation) in the world. An overweight in Mexican local rates, accomplished through investments in local emerging markets bonds, also added to relative results. In our view, Mexico has a conservative fiscal policy, a prudent monetary policy and an independent central bank. Its new government is focused on a list of reforms that could improve competitiveness and increase oil production. The Fund benefited from its overweight in Dominican Republic local interest rates accomplished through investments in local emerging markets bonds. The Dominican Republic has reduced its fiscal and current account deficits, and we believe the country may benefit from stronger, more stable economic growth and stable-to-lower oil prices. In addition, a position in the Malaysian ringgit, accomplished through the use of forward foreign currency exchange contracts, contributed positively to relative performance. We believed the ringgit would benefit from global economic growth and the efforts of the Malaysian central bank to control inflation. An overweight in Chinese company CITIC Pacific corporate bonds enhanced relative results. In August 2014, CITIC Limited completed a reverse merger with CITIC Pacific and the combined company was renamed CITIC Limited. (A reverse merger is used by private companies to become publicly traded without resorting to an initial public offering.) We expected the market to view CITIC Limited as investment grade once the merger was complete. Ultimately, credit rating agency Moody’s Investors Service upgraded CITIC Limited to A3 from Ba2.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund’s U.S. duration and yield curve positioning detracted from relative returns during the Reporting Period. The Fund held a short duration position relative to the Index, which hurt performance as interest rates fell.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

The Fund invested in U.S. Treasury futures, Eurodollar futures, forward foreign currency exchange contracts, interest rate swaps, total return swaps, credit default swaps, cross currency swaps, non-deliverable currency forwards, and structured notes. U.S. Treasury futures were used to manage U.S. interest rate duration. Eurodollar futures were used to

PORTFOLIO RESULTS

express our views on the direction of interest rates and to facilitate specific duration and yield curve strategies.

Eurodollar futures are contracts that have underlying assets linked to time deposits denominated in U.S. dollars at banks outside the U.S. Forward foreign currency exchange contracts were used for hedging purposes or to express a positive view on a given currency. Interest rate swaps were used to express our views on the direction of a country’s interest rates. Cross-currency swaps were employed to express relative value views on given currencies as well as our views on the direction of a country’s interest rates. Credit default swaps were used to implement specific credit-related investment strategies. Total return swaps and structured notes were used in place of buying a local currency denominated bond when a particular market was otherwise inaccessible or as a more efficient means of gaining access to a local market. Non-deliverable currency forwards were used to gain exposure to a particular country and also to take advantage of relative value opportunities.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we shifted the Fund from a neutral position relative to the Index in Indonesian external debt to an overweight position. We eliminated the Fund’s underweight in South African external bonds and adopted a neutral position. Also during the Reporting Period, we moved the Fund from an underweight in Indonesian local interest rates to an overweight position. We shifted the Fund from overweighted positions in Colombian, Mexican and Polish local interest rates to neutral positions. In addition, we shifted the Fund from a slight underweight in emerging market currencies overall at the beginning of the Reporting Period to a small overweight by end of Reporting Period. We eliminated the Fund’s position in the Malaysian ringgit during September 2014 after our views about the global growth outlook changed.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, we continued to see attractive opportunities in Latin American local interest rates and had positioned the Fund with an overweight to Brazil, focused on a mix of Brazilian nominal and inflation linked bonds. The Fund was also overweight Dominican Republic and Indonesian local interest rates. Within external debt, the Fund was overweight the Dominican Republic and Paraguay. The Fund was underweight Philippines and Hungarian external bonds. Relative to currencies, the Fund was overweight in countries where we see an improving growth outlook or attractive valuations. Some of the Fund’s largest currency overweights included the Mexican peso and Indian rupee. Also, at the end of the Reporting Period, the Fund was overweight emerging markets corporate bonds as we see low default probabilities for credits with strong balance sheets. Within emerging markets corporate bonds, the Fund maintained an overweight in the energy sector, where we find the cost structure competitive. Energy emerging markets corporate bonds also serve, in our view, as a foreign exchange hedge because commodities are priced in U.S. dollars. The Fund was underweight the financials sector, as we are concerned about limited disclosure relative to balance sheet asset quality, funding risks when banks rely on wholesale funding markets and macroeconomic risks. Moreover, we believe the performance of emerging markets banks tend to be highly correlated to the performance of emerging markets sovereign debt.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we continued to have a long-term positive outlook on emerging markets debt because we believe the asset class is shifting from a niche investment to a core portfolio component. In historical terms, we believe, many portfolios have been under-allocated to emerging markets debt relative to those emerging nations’ portion of world Gross Domestic Product (“GDP”) or bond market capitalization. Emerging markets economies, in our opinion, have become better able to withstand shocks to the global financial system, thanks in part to reserve accumulation and improved external debt positions. We continue to view emerging markets debt as a compelling strategic asset class that has the potential to provide investors with an attractive credit risk premium, given the strong credit profile and low debt levels of most emerging markets economies.

Going forward, we plan to maintain our focus on relative value opportunities, especially those created by the increased dispersion of returns in external emerging markets debt. In our view, the increased dispersion in returns is being driven by idiosyncratic country risk, differences in economic fundamentals and in the policies of emerging markets governments as well as by the overall global environment. In addition, we believe a number of other factors could have varied effects on individual emerging markets countries —including the risk of higher U.S. interest rates, fears about the

PORTFOLIO RESULTS

path of China’s economic growth and persistent geopolitical concerns.

Meanwhile, during the Reporting Period, local emerging markets debt and local currencies were buffeted by a surging U.S. dollar and a drop in commodities prices. U.S. dollar strength had exacerbated the decline in commodities prices, which also suffered because of excess supply in various segments of the market including wheat, corn and soy. In turn, lower commodities prices hindered the terms of trade of certain emerging countries and erased some of the recent reduction in their current account deficits. (Terms of trade refers to the relative price of exports in terms of imports and is defined as the ratio of export prices to import prices.) Looking ahead, we do not expect local emerging markets debt to repeat the sell-off that occurred in mid-2013 when many investors questioned the attractiveness of emerging markets debt in view of higher U.S. interest rates. At the time, there was a dramatic re-pricing both in local emerging markets debt and in the currency markets of numerous emerging market countries. Brazil, India, Indonesia, South Africa and emerging countries with current account and capital account deficits took the brunt of the weakness. Some of the same countries, specifically Brazil, Indonesia and South Africa, were among the worst currency performers during September 2014. That said, we believe the depreciation of many emerging markets currencies during the Reporting Period should help buffer their economies. In the short term, currency depreciation can improve a country’s balance of payments; over the longer term, it can make exports more competitive and help drive economic growth. At the end of the Reporting Period, we believe valuations in local emerging markets debt were at reasonable levels.

As for emerging markets corporate bonds, we have a positive outlook, given that emerging markets corporate bonds have wider spreads (or yield differentials) relative to comparable developed markets bonds. In addition, we believe that emerging markets corporate issuers have less leverage and their balance sheets are generally robust with limited near-term need to refinance debt. Nevertheless, the liquidity of emerging markets corporate bonds is less than that of emerging markets sovereign debt. Going forward, we expect strong issuance to continue. J.P. Morgan forecasts $337 billion in emerging markets corporate bond issuance for 2014 as a whole.

FUND BASICS

Dynamic Emerging Markets Debt Fund

as of September 30, 2014

PERFORMANCE REVIEW
April 1, 2014– September 30, 2014	Fund Total Return (based on NAV)[1]	Dynamic Emerging Markets Debt Composite Index[2]	J.P.Morgan Emerging Markets Bond Index (EMBI)[3]	JPM Government Bond Index – Emerging Markets (GBI-EM)[4]	J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI)[5]	30-Day Standardized Subsidized Yield[6]	30-Day Standardized Unsubsidized Yield[6]
Class A	0.56%	0.92%	4.14%	-1.87%	3.36%	4.12%	1.20%
Class C	0.39	0.92	4.14	-1.87	3.36	3.53	1.31
Institutional	0.95	0.92	4.14	-1.87	3.36	4.65	2.42
Class IR	0.89	0.92	4.14	-1.87	3.36	4.55	2.32
Class R	0.65	0.92	4.14	-1.87	3.36	4.04	1.82

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Dynamic Emerging Markets Debt Composite Index is comprised of the J.P. Morgan GBI-EMSM Global Diversified Index (50%), the J.P. Morgan EMBISM Global Diversified Index (25%), and the J.P. Morgan CEMBISM Broad Diversified Index (25%). The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The J.P. Morgan EMBISM Global Diversified Index is an unmanaged index of debt instruments of 50 emerging countries. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[4]	The J.P. Morgan GBI-EMSM Global Diversified Index is an unmanaged index of debt instruments of 14 Emerging Countries. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[5]	The J.P. Morgan CEMBISM Broad Diversified tracks total returns of U.S. dollar-denominated debt instruments issued by corporate entities in emerging markets countries. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[6]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

FUND BASICS

STANDARDIZED TOTAL RETURNS[7]
For the period ended 9/30/14	One Year	Since Inception	Inception Date
Class A	-1.61%	-4.45%	5/31/13
Class C	1.61	-1.60	5/31/13
Institutional	3.76	-0.55	5/31/13
Class IR	3.42	-0.83	5/31/13
Class R	3.16	-1.13	5/31/13

[7]	The Standardized Total Returns are cumulative total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[8]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.23%	3.55%
Class C	1.98	4.30
Institutional	0.89	3.21
Class IR	0.98	3.30
Class R	1.48	3.80

[8]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2015, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN COUNTRY ALLOCATION[9]
	Percentage of Net Assets
	as of 9/30/14	as of 3/31/14
Mexico	8.9%	8.0%
Indonesia	6.3	3.6
Turkey	5.1	8.1
Brazil	4.9	5.6
South Africa	4.9	3.4
Russia	4.1	4.4
Thailand	3.9	3.3
Chile	3.7	2.3
Colombia	3.6	4.7
Poland	3.3	1.5

[9]	The percentage shown for each investment category reflects the value of investments in that country as a percentage of net assets. The table does not include repurchase agreements of 6.3% as of 9/30/14 and 16.8% as of 3/31/14. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs Emerging Markets Debt Fund

Investment Objective

The Fund seeks a high level of total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income Investment Management Team discusses the Goldman Sachs Emerging Markets Debt Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated cumulative total returns, without sales charges, of 4.19%, 3.88%, 4.44% and 4.40%, respectively. These returns compare to the 4.14% cumulative total return of the Fund’s benchmark, the J.P. Morgan Emerging Markets Bond Index (EMBISM) Global Diversified Index (Gross, USD, Unhedged) (the “Index”), during the same time period.

Q	What economic and market factors most influenced emerging markets debt as a whole during the Reporting Period?

A	When the Reporting Period began during the second quarter of 2014, yields on 10-year U.S. Treasury securities declined. As U.S. Treasury yields fell, investors sought higher yields in riskier asset classes, and external emerging markets debt recorded strong gains for the second calendar quarter. Although U.S. Treasury yields continued to fall in the third calendar quarter, external emerging markets debt posted a modest decline, driven in part by idiosyncratic weakness in the Venezuelan, Ukrainian and Russian debt markets.

For the Reporting Period overall, external emerging markets debt, as represented by the Index, generated a positive return. Sovereign spreads (that is, the difference in yields between external emerging markets debt and U.S. Treasuries) widened by approximately two basis points to close the Reporting Period 299 basis points wider than U.S. Treasury securities. (A basis point is 1/100th of a percentage point.) The top performing emerging external debt markets during the Reporting Period, as represented by the Index, were (in U.S. dollar terms1) Zambia (15.76%), Ghana (12.28%) and Argentina (11.30%). The weakest performing emerging external debt markets were Ukraine (-5.36%), Venezuela (-2.76%) and Angola (1.34%).

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund benefited from our active currency management through which the Fund takes positions in local currencies (accomplished through the use of forward foreign currency exchange contracts as well as bonds denominated in local currencies). In addition, our country and issue selection of external emerging markets debt added to returns. Individual issue selection in emerging markets corporate bonds and quasi-sovereign bonds also contributed positively.

The Fund’s performance was hampered by country and issue selection of local emerging markets debt. Our U.S. duration and yield curve strategy also detracted from returns. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates a spectrum of maturities.

Q	Which segments of emerging markets debt most significantly affected Fund performance?

A	The Fund benefited during the Reporting Period by its overweight relative to the Index in Argentinean external debt. Argentina’s external debt market rallied during the Reporting Period, even after the country was forced into technical default at the end of July 2014. The technical default was not due to Argentina’s inability to pay but was because of a U.S. court ruling that prevented disbursement until Argentina settles with investors from a previous restructuring. In addition, an overweight in Paraguayan external bonds added to relative results. The Fund was overweight because Paraguay’s debt-to-Gross Domestic Product (“GDP”) levels were low, and we had a favorable

[1]	All regional and market returns are in U.S. dollar terms (unless otherwise specified), are based on country-specific stock market indices and reflect the reinvestment of any dividends if applicable.

PORTFOLIO RESULTS

view of the country’s current account dynamics. Furthermore, President Horacio Cartes has embarked on an ambitious modernization and reform agenda, including tax reform and a fiscal responsibility law that would limit Paraguay’s fiscal deficit to 1.5% in normal market conditions and to 3% in times of crisis. Also, during the Reporting Period, the Fund benefited from a position in the Malaysian ringgit, which was accomplished through the use of forward foreign currency exchange contracts. We believed the ringgit would benefit from global economic growth and from the efforts of the Malaysian central bank to control inflation. An overweight in CITIC Pacific corporate bonds enhanced relative results. In August 2014, CITIC Limited completed a reverse merger with CITIC Pacific, and the combined company was renamed CITIC Limited. (A reverse merger is used by private companies to become publicly traded without resorting to an initial public offering.) We expected the market to view CITIC Limited as investment grade once the merger was complete. Ultimately, credit rating agency Moody’s Investors Service upgraded CITIC Limited to A3 from Ba2.

Detracting from relative performance during the Reporting Period was the Fund’s overweight in Venezuelan external debt. After performing well in the second calendar of 2014, Venezuelan external debt sold off in the third calendar quarter on the ouster of oil minister Rafael Ramirez and on falling oil prices. In addition, the Fund was hampered by an underweight in South Korean local interest rates, which performed well during the Reporting Period. The Fund was underweight because we believed the South Korean central bank was unlikely to cut interest rates in the near term. However, in August 2014, the nation’s central bank lowered rates to help boost South Korea’s economic growth. The Fund was also hurt during the Reporting Period by an underweight position in Polish local interest rates. We expected Poland’s economic growth to pick up, narrowing the country’s output gap and pushing inflation higher. However, Poland’s economic growth weakened on lower trade with Russia and slower Western European growth. Inflation also remained low, prompting the Polish central bank to cut interest rates. A position in the Polish zloty, accomplished through the use of forward foreign currency exchange contracts, dampened relative performance as well.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	During the Reporting Period, the Fund’s U.S. duration and yield curve positioning was a drag on relative performance. The Fund held a short duration position relative to the Index, which detracted from returns as interest rates fell.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund invested in U.S. Treasury futures, Eurodollar futures, forward foreign currency exchange contracts, interest rate swaps, total return swaps, credit default swaps, cross currency swaps, non-deliverable currency forwards and structured notes. U.S. Treasury futures were used to manage U.S. interest rate duration. Eurodollar futures were used to express our views on the direction of interest rates and to facilitate specific duration and yield curve strategies. Eurodollar futures are contracts that have underlying assets linked to time deposits denominated in U.S. dollars at banks outside the U.S. Forward foreign currency exchange contracts were used for hedging purposes or to express a positive view on a given currency. Interest rate swaps were used to express our views on the direction of a country’s interest rates. Total return swaps, credit default swaps and structured notes were used in place of buying a local currency denominated bond when a particular market was otherwise inaccessible or as a more efficient means of gaining access to a local market. Non-deliverable currency forwards were used to gain exposure to a particular country and also to take advantage of relative value opportunities.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A

During the Reporting Period, we shifted the Fund from neutral positions in Bulgarian and Indonesian external debt to overweight positions relative to the Index. We increased the Fund’s overweight in Paraguayan external debt over the course of the Reporting Period. We eliminated the Fund’s underweight in South African external debt, shifting to a neutral position. In addition, we moved the Fund from an overweight in Argentinean external debt to an underweight position overall. We accomplished this by reducing the Fund’s investments in external bonds; the Fund continued to hold an overweight in Argentinean GDP warrants at the end of the Reporting Period. We gradually reduced the Fund’s

PORTFOLIO RESULTS

overweight in Costa Rican external debt to a neutral position by the end of the Reporting Period. We eliminated the Fund’s position in the Malaysian ringgit during September 2014 after our views about the global growth outlook changed.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight relative to the Index in the external debt of countries with what we considered to be strong and improving balance sheets. For example, the Fund was overweight Dominican Republic external debt, as that country has reduced its fiscal and current account deficits. We also believe the Dominican Republic may benefit from stronger, more stable economic growth and stable-to-lower oil prices. In addition, at the end of the Reporting Period, the Fund was overweight relative to the Index in Paraguay external debt.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we continued to have a long-term positive outlook on emerging markets debt because we believe the asset class is shifting from a niche investment to a core portfolio component. In historical terms, we believe, many portfolios have been under-allocated to emerging markets debt relative to those emerging nations’ portion of world GDP or bond market capitalization. Emerging markets economies, in our opinion, have become better able to withstand shocks to the global financial system, thanks in part to reserve accumulation and improved external debt positions. We continue to view emerging markets debt as a compelling strategic asset class that has the potential to provide investors with an attractive credit risk premium, given the strong credit profile and low debt levels of most emerging markets economies.

Going forward, we plan to maintain our focus on relative value opportunities, especially those created by the increased dispersion of returns in external emerging markets debt. In our view, the increased dispersion in returns is being driven by idiosyncratic country risk, differences in economic fundamentals and in the policies of emerging markets governments as well as by the overall global environment. In addition, we believe a number of other factors could have varied effects on individual emerging markets countries —including the risk of higher U.S. interest rates, fears about the path of China’s economic growth and persistent geopolitical concerns.

FUND BASICS

Emerging Markets Debt Fund

as of September 30, 2014

PERFORMANCE REVIEW
April 1, 2014– September 30, 2014	Fund Total Return (based on NAV)[1]	J.P. Morgan EMBISM Global Diversified Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	4.19%	4.14%	3.68%	3.67%
Class C	3.88	4.14	3.10	3.09
Institutional	4.44	4.14	4.20	4.19
Class IR	4.40	4.14	4.11	4.10

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The J.P. Morgan Emerging Markets Bond Index (EMBISM) Global Diversified (Gross, USD, Unhedged) Index is an unmanaged index of debt instruments of 50 emerging countries. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/14	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	4.70%	7.33%	8.45%	9.17%	8/29/03
Class C	7.89	7.57	N/A	6.94	9/29/06
Institutional	10.12	8.71	9.33	10.02	8/29/03
Class IR	10.02	N/A	N/A	7.05	7/30/10

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.25%	1.26%
Class C	2.00	2.01
Institutional	0.91	0.92
Class IR	1.00	1.01

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2015, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN COUNTRY ALLOCATION[6]
	Percentage of Net Assets
	as of 9/30/14	as of 3/31/14
United States	7.8%	1.1%
Mexico	6.7	4.4
Indonesia	4.9	3.8
Brazil	3.7	4.8
Turkey	3.5	5.7
Hong Kong	3.4	0.4
Croatia	3.4	2.2
Dominican Republic	3.4	3.2
Chile	3.3	2.9
Luxembourg	3.0	2.5

[6]	The percentage shown for each investment category reflects the value of investments in that country as a percentage of net assets. The table does not include repurchase agreements of 3.7% as of 9/30/14 and 6.7% as of 3/31/14. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs High Yield Fund

Investment Objective

The Fund seeks a high level of current income and may also consider the potential for capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs High Yield Fixed Income Investment Management Team discusses the Goldman Sachs High Yield Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of -0.30%, -0.66%, -0.67%, -0.12%, -0.38%, -0.16% and -0.42%, respectively. These returns compare to the 0.50% cumulative total return of the Fund’s benchmark, the Barclays U.S. High Yield Index, 2% Issuer Capped Bond Index (the “Index”), during the same time period.

Q	What economic and market factors most influenced the high yield bond market as a whole during the Reporting Period?

A	During the Reporting Period, high yield corporate bonds generated a small gain, with higher quality credits performing best. Option adjusted spreads widened approximately 66 basis points to end the Reporting Period at 424 basis points. (The option adjusted spread is a measurement tool for evaluating price differences between similar products with different embedded options. A basis point is 1/100th of a percentage point.) High yield corporate bonds underperformed high yield loans, as represented by the Barclays Bank Loan Index/U.S. High-Yield Loan Index, and underperformed equities, as represented by the S&P 500® Total Return Index.

Issuance was strong during the Reporting Period, with approximately $197.6 billion in new high yield corporate bonds priced. Refinancing remained the primary use of proceeds. Meanwhile, demand was tepid during the Reporting Period overall. During the second quarter of 2014, high yield corporate bond mutual funds received approximately $3.7 billion in investment inflows. However, in the third calendar quarter, investor sentiment shifted, and approximately $18 billion was withdrawn from high yield corporate bond mutual funds.

The default rate for high yield corporate bonds remained low in historical terms, helped by healthier corporate balance sheets. However, the default rate spiked during the Reporting Period as a result of the default of power company Energy Future Holdings. For the Reporting Period overall, there were seven defaults among high yield issuers, affecting approximately $20.9 billion in bonds. The 12-month par-weighted default high yield corporate bond rate through September 30, 2014 was 1.86%.[1]

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s duration positioning detracted from its relative performance during the Reporting Period. (Duration is a measure of a portfolio’s sensitivity to changes in interest rates.) In addition, the Fund was hampered by its overall underweight in long spread duration credits (greater than nine years), as spreads (yield differentials between high yield corporate bonds and U.S. Treasury securities of similar maturity) narrowed. (Spread duration represents the price sensitivity of a high yield bond to a change in spreads.) The Fund was also hurt by an overweight in lower credit quality issues and an underweight in higher credit quality issues.

On the positive side, the Fund benefited from its overweight in high yield loans, which outperformed high yield bonds during the Reporting Period. Overweighted exposure to euro-denominated credits contributed positively. The Fund’s overweight in emerging markets high yield corporate bonds and our individual issue selection also added slightly to relative returns.

[1]	Source: J.P. Morgan.

PORTFOLIO RESULTS

Q	Which segments within high yield most significantly affected Fund performance?

A	The Fund’s overweight in lower credit quality credits, in particular its overweight position in CCC-rated bonds, and its underweighted position in higher credit quality credits, particularly BB-rated bonds, detracted from relative results, as higher credit quality bonds outperformed lower credit quality bonds during the Reporting Period. Fund performance benefited from an underweight in CC-rated bonds.

In terms of sector positioning, the Fund was hurt by an underweight in utilities (especially gas and electric utilities). Overweight positions in gaming, technology and cellular telecommunications also dampened returns. Conversely, the Fund benefited from an overweight position in the commercial services sector. An underweight in the energy sector was also advantageous, as oil prices declined during the Reporting Period.

With regard to individual issue selection, the Fund benefited from its lack of exposure to several names, especially Cliffs Natural Resources, an iron ore and coal producer; Quicksilver Resources, an oil and gas exploration and production company; Walter Energy, a producer of metallurgical coal for the global steel industry; and Alpha Natural Resources, which produces metallurgical coal. The Fund was hurt by its lack of exposure to power company Energy Futures Holdings as well as by overweighted positions in Claire’s Stores, a retailer of fashion jewelry and accessories for girls; Post Holdings (formerly Post Cereals), a consumer packaged goods company; and Algeco Scotsman, a provider of modular space and secure storage solutions.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	During the Reporting Period, the Fund’s duration and yield curve positioning hurt its performance relative to the Index. More specifically, the Fund was hampered by its short duration position as interest rates declined.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	To hedge against currency risk (that is, the risk that certain currencies might fluctuate in value), the Fund employed forward foreign exchange currency contracts during the Reporting Period. Additionally, a specialized index of credit default swaps (CDX) was used to manage the beta of the Fund on an active basis. It was also used as a cost-efficient instrument to help manage the Fund’s cash position. We employ CDX contracts as a way to gain credit exposure by being short credit protection, when the Fund experiences significant cash inflows. In addition, during the Reporting Period, the Fund used U.S. Treasury futures to facilitate specific duration and yield curve strategies.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we reduced the Fund’s overweight in gaming. We also shifted the Fund from an overweight position in retail and apparel to an underweight position by the end of the Reporting Period. We reduced the size of the Fund’s underweight in autos and finance. We increased the Fund’s exposure to more defensive industries, such as packaging and non-cable media, during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight relative to the Index in commercial services, gaming and telecommunications. It was underweight compared to the Index in utilities, energy, aerospace and defense, and metals and mining at the end of the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we had a positive outlook on high yield corporate bonds, largely because of a favorable macroeconomic backdrop and solid company fundamentals. In our view, the weakness of the asset class during the Reporting Period could be a potential buying opportunity, particularly if high yield corporate bond spreads continue to narrow. Indeed, we expect spreads to tighten as the credit cycle continues to mature. That said, we acknowledge risks exist and believe they stem mainly from macroeconomic or geopolitical developments that could create broad-based risk aversion. Among those developments could be the potential escalation of military conflicts in Eastern Europe or the Middle East, deflationary stagnation in Europe or surprise weakness in China’s economy, which could be a negative signal for global economic trends.

FUND BASICS

High Yield Fund

as of September 30, 2014

PERFORMANCE REVIEW
April 1, 2014– September 30, 2014	Fund Total Return (based on NAV)[1]	Barclays U.S. Corporate High-Yield 2% Issuer Capped Bond Index	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	-0.30%	0.50%	4.35%	4.35%
Class B	-0.66	0.50	3.79	3.79
Class C	-0.67	0.50	3.80	3.80
Institutional	-0.12	0.50	4.91	4.91
Service	-0.38	0.50	4.39	4.39
Class IR	-0.16	0.50	4.81	4.81
Class R	-0.42	0.50	4.30	4.30

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays U.S. Corporate High-Yield 2% Issuer Capped Bond Index, an unmanaged index, covers the universe of U.S. dollar denominated, non-convertible, fixed rate, non-investment grade debt. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/14	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	1.98%	8.22%	6.56%	6.43%	8/1/97
Class B	0.70	7.99	6.41	6.34	8/1/97
Class C	4.94	8.42	6.27	5.95	8/15/97
Institutional	7.01	9.59	7.43	7.11	8/1/97
Service	6.63	9.06	6.88	6.57	8/1/97
Class IR	7.07	9.53	N/A	7.49	11/30/07
Class R	6.53	8.96	N/A	6.92	11/30/07

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service, Class R and IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 60 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.05%	1.05%
Class B	1.81	1.81
Class C	1.81	1.81
Institutional	0.72	0.72
Service	1.22	1.22
Class IR	0.81	0.81
Class R	1.31	1.31

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report.

FUND BASICS

TOP TEN ISSUERS AS OF 9/30/14
Company	% of Net Assets	Line of Business
Sprint Corp.	2.5%	Telecommunications – Cellular
HCA, Inc.	2.4	Health Care – Services
MGM Resorts International	1.8	Gaming
Frontier Communications Corp.	1.5	Telecommunications
HD Supply, Inc.	1.5	Consumer Products – Industrial
Reynolds Group Issuer, Inc.	1.4	Packaging
First Data Corp.	1.2	Technology – Software/Service
SLM Corp.	1.2	Finance
Ally Financial, Inc.	1.1	Finance
Wind Acquisition Finance SA	1.1	Telecommunications – Cellular

[6]	The top 10 issuers may not be representative of the Fund’s future investments.

TOP TEN INDUSTRY ALLOCATION[7]
	Percentage of Net Assets
	as of 9/30/14	as of 3/31/14
Telecommunications	11.8%	10.5%
Energy	10.7	12.5
Media	8.0	8.0
Health Care	7.6	7.1
Finance	6.0	6.6
Gaming	5.3	5.9
Consumer Products	5.1	4.9
Technology	4.6	4.9
Banks	3.4	1.8
Home Construction	3.7	2.7

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. The table does not include repurchase agreements of 1.4% as of 9/30/14 and 2.1% as of 3/31/14. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs High Yield Floating Rate Fund

Investment Objective

The Fund seeks a high level of current income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs High Yield Fixed Income Investment Management Team discusses the Goldman Sachs High Yield Floating Rate Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of 0.16%, -0.32%, -0.23%, 0.29% and -0.06%, respectively. These returns compare to the 0.88% cumulative total return of the Fund’s benchmark, the Barclays U.S. High-Yield Loans Index (the “Index”), during the same time period.

Q	What economic and market factors most influenced the high yield floating rate loan market as a whole during the Reporting Period?

A	High yield loans posted a modest gain during the Reporting Period. High yield loan spreads (or yield differentials with duration-equivalent U.S. Treasury securities) widened by approximately 37 basis points, ending the Reporting Period at 510 basis points. (A basis point is 1/100th of a percentage point.) The weighted average price for the loans in the Index decreased from $98.72 to $97.67.

While the technical backdrop for high yield loans was challenging, issuance remained robust, with $232 billion of new high yield loans brought to market during the Reporting Period. An increasing amount of the proceeds were used to finance mergers and acquisitions activity. Covenant-lite issuance also increased, suggesting freer standards from underwriters. (Covenant-lite loans are issued with less restrictive lending terms.) At the same time, high yield loan mutual funds experienced investment outflows as investors grew more concerned about potential credit quality degradation and less concerned about holding low duration, floating rate assets in the falling interest rate environment. By the end of the Reporting Period, the high yield loan market had seen six consecutive months of investment inflows.

During the Reporting Period, the default rate for high yield loans remained low on a historical basis, helped by healthier corporate balance sheets. There were 21 defaults among high yield issuers in the 2014 calendar year through September 30, 2014, affecting $26 billion in high yield loans. The trailing 12-month loan-only default rate through September 30, 2014 was 3.59%. Excluding the default of Energy Future Holdings, widely anticipated by the market, the trailing 12-month default rate through September 30, 2014 was 0.95%.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s exposure to the high yield corporate bond market was most responsible for its underperformance of the Index during the Reporting Period. Sector positioning within the high yield loan market also dampened results.

Q	Which segments of the high yield floating rate loan market significantly affected Fund performance?

A	Overall during the Reporting Period, the Fund was hurt by its exposure to the high yield corporate bond market, as spreads widened during the third quarter of 2014 on soft economic data in Asia and Europe. An overweight in European (such as U.K.) credits also detracted from relative performance.

Relative to sector positioning within the high yield loan market, an overweight in cellular telecommunications dampened performance. In addition, the Fund was hampered by an underweight in utilities, especially a lack of exposure to Energy Future Holdings, which filed for bankruptcy in April 2014. During the Reporting Period, the power company’s debt rallied on the possibility that a legal resolution to creditors’ claims might come sooner than expected. Conversely, the Fund benefited from its underweighted positions in consumer cyclical, consumer services and leisure and restaurants. An underweight in the energy sector was also advantageous, as oil prices declined during the Reporting Period.

PORTFOLIO RESULTS

Relative to individual issue selection, the Fund was hurt during the Reporting Period by an overweight in Sprint, a wireless telecommunications provider, and in Delta Airlines, an airline company. A lack of exposure to Toys “R” Us, a toy and juvenile products retailer, also hindered results. On the positive side, the Fund’s lack of exposure to Education Management added to performance. The operator of private sector post-secondary educational institutions is facing a federal investigation over financial aid lending practices. Furthermore, a lack of exposure to children’s clothing retailer Gymboree also added to returns as did an overweight position in clothing retailer American Apparel.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund does not use duration and yield curve positioning as active management strategies within its investment process.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	To hedge against currency risk (that is, the risk that certain currencies might fluctuate in value), the Fund employed forward foreign exchange currency contracts during the Reporting Period. The Fund also employed interest rate swaps as a cost-efficient instrument to provide us with greater precision and versatility in the management of duration. Interest rate swaps are only utilized in the Fund for the purpose of hedging duration, as the Fund does not take active duration and yield curve positions. Additionally, a specialized index of credit default swaps (CDX) was used to manage the beta of the Fund on an active basis. It was also used as a cost-efficient instrument to help manage the Fund’s cash position. We employ CDX contracts as a way to gain credit exposure by being short credit protection, when the Fund experiences significant cash inflows.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we shifted the Fund from an overweight relative to the Index in consumer non-cyclicals to a slightly underweight position. We increased the Fund’s overweight in industrial manufacturing and its underweight in finance.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight relative to the Index in industrial manufacturing, communications and commercial services. It was underweight compared to the Index in consumer cyclical, energy and finance.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we remained positive on high yield loans, largely because we believe macroeconomic conditions remain favorable for non-investment grade credit. Overall, global central banks remain accommodative, as evidenced by increased monetary stimulus by the European Central Bank during the Reporting Period. In our view, U.S. economic growth is also improving, and we believe low yields on global government bonds support a continued search for yield. We expect the default rate for high yield loans to remain below long term averages for some time. Given the modest performance of high yield loans during the Reporting Period, we believe the asset class is likely to generate attractive returns in the near term, especially given the low default rate. Our positive outlook is tempered by risk factors that include increased mergers and acquisitions activity and a larger amount of covenant-lite issuance. We plan to be vigilant in our credit selection, and at the end of the Reporting Period, we were focusing Fund investments on higher quality issues.

FUND BASICS

High Yield Floating Rate Fund

as of September 30, 2014

PERFORMANCE REVIEW
April 1, 2014– September 30, 2014	Fund Total Return (based on NAV)[1]	Barclays U.S. High-Yield Loans Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	0.16%	0.88%	3.18%	3.18%
Class C	-0.32	0.88	2.50	2.50
Institutional	0.23	0.88	3.60	3.60
Class IR	0.29	0.88	3.50	3.50
Class R	-0.06	0.88	3.03	3.03

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays U.S. High-Yield Loans Index provides broad and comprehensive total return metrics of the universe of syndicated term loans. To be included in the index, a bank loan must be dollar denominated, have at least $150 million, a minimum term of one year, and a minimum initial spread of LIBOR+125. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/14	One Year	Since Inception	Inception Date
Class A	0.14%	2.56%	3/31/11
Class C	0.56	2.47	3/31/11
Institutional	2.69	3.61	3/31/11
Class IR	2.70	3.54	3/31/11
Class R	2.08	2.98	3/31/11

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 2.25% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.96%	0.97%
Class C	1.72	1.73
Institutional	0.63	0.63
Class IR	0.72	0.73
Class R	1.21	1.22

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2015, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN INDUSTRY ALLOCATION[6]
	Percentage of Net Assets
	as of 9/30/14	as of 3/31/14
Food & Beverages	7.1%	7.4%
Health Care	6.0	4.9
Retailers	5.2	5.1
Media – Broadcasting & Radio	4.9	6.3
Services Cyclical – Business Services	4.6	3.2
Media – Cable	4.3	4.2
Airlines	3.8	4.3
Health Care – Services	3.5	4.2
Packaging	3.4	3.0
Building Materials	3.2	3.5

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. The table does not include repurchase agreements of 5.5% as of 9/30/14 and 11.4% as of 3/31/14. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs Investment Grade Credit Fund

Investment Objective

The Fund seeks a high level of total return consisting of capital appreciation and income that exceeds the total return of the Barclays U.S. Credit Index.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Investment Grade Credit Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Institutional, IR and Separate Account Institutional Shares generated cumulative total returns, without sales charges, of 2.54%, 2.83%, 2.78% and 2.83%, respectively. These returns compare to the 2.68% cumulative total return of the Fund’s benchmark, the Barclays U.S. Credit Index (the “Index”), during the same time period.

Q	What economic and market factors most influenced the investment grade credit market as a whole during the Reporting Period?

A	In the second quarter of 2014 when the Reporting Period began, investment grade corporate bonds generated positive returns. Investment grade credit spreads, or the difference in yields between corporate bonds and duration-equivalent U.S. Treasury securities, tightened by approximately eight basis points to end the second calendar quarter at 104 basis points. (A basis point is 1/100th of a percentage point.) European investment grade corporate bonds outperformed U.S. investment grade corporate bonds, driven by the European Central Bank’s accommodative monetary policy as well as by improving financial conditions and modest economic growth in the region. However, in the third quarter of 2014, investment grade corporate bonds lost ground. Investment grade credit spreads widened by approximately five basis points, ending the third calendar quarter at 109 basis points. European investment grade corporate bonds continued to outperform U.S. investment grade corporate bonds.

Issuance was strong overall during the Reporting Period. In the second calendar quarter, U.S. new issuance was approximately $292 billion, while European new issuance was approximately $179 billion. Global mergers and acquisitions activity was robust, as U.S. companies bought European businesses for their cash balances and for tax efficiency reasons. During the third calendar quarter, U.S. new issuance was approximately $234 billion and European new issuance was approximately $117 billion. Mergers and acquisitions activity increased, with a significant portion driven by pharmaceutical and health care companies seeking to unlock overseas cash and manage their tax rates through corporate inversions. (A corporate inversion is the reincorporation of a company overseas in order to reduce the tax burden on income earned abroad.) In September 2014, the U.S. Treasury Department issued new policies discouraging corporate inversions.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Individual issue selection amongst investment grade corporate bonds contributed most positively to the Fund’s relative returns during the Reporting Period. Our cross-sector strategy also added modestly to performance. In our cross-sector strategy, we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. The Fund’s duration and yield curve positioning detracted from relative results. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates a spectrum of maturities.

Q	Which segments of investment grade credit most significantly affected Fund performance?

A	Overall, individual issue selection of investment grade corporate bonds enhanced the Fund’s relative returns. Slightly offsetting this positive performance was individual issue selection amongst emerging market bonds. In terms of positioning, the Fund benefited from its underweight in longer-term investment grade corporate bonds and in the highest credit quality investment grade corporate bonds.

PORTFOLIO RESULTS

Conversely, the Fund’s overweight to investment grade corporate bonds in the banking sector detracted from relative results.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund’s duration and yield curve positioning hurt its relative performance during the Reporting Period. The Fund was hampered by its short duration bias relative to the Index as interest rates declined. Ten-year U.S. Treasury security yields decreased from 2.72% at the beginning of the Reporting Period to 2.49% at the end of the Reporting Period. Yields on 30-year U.S. Treasury securities started the Reporting Period at 3.56% and ended the Reporting Period at 3.20%.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	As market conditions warranted during the Reporting Period, the Fund used U.S. Treasury futures and Eurodollar futures to hedge interest rate exposure and facilitate specific duration and yield curve strategies. Eurodollar futures are contracts that have underlying assets linked to time deposits denominated in U.S. dollars at banks outside the U.S. Interest rate swaps were used to express our views on the direction of a country’s interest rates. The Fund employed interest rate swaps and swaptions (options on interest rate swap contracts) to hedge interest rate exposure and express an outright term structure view (term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds). In addition, it used credit default swaps to implement specific credit-related investment strategies and hedge corporate spread duration (the price sensitivity of a corporate bond to a 100 basis point change in its spread over the London Interbank Offered Rate (“LIBOR”)). It utilized forward foreign currency exchange contracts to hedge currency exposure.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	Throughout the Reporting Period, the Fund held an overweight position in investment grade corporate bonds. In late July 2014, we decreased the size of that overweight because we believed the U.S. economy was improving and the Fed might consider raising interest rates. In addition, investment grade corporate bonds have historically experienced weak performance during the late summer. During September 2014, we increased the Fund’s positioning in investment grade corporate bonds because, in our view, valuations had improved and default expectations remained low. At the end of the Reporting Period, the Fund had an overweight position in investment grade corporate bonds.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight relative to the Index in investment grade bonds issued by real estate investment trusts (“REITs”) and banks. In addition, the Fund was overweight consumer products investment grade corporate bonds based on strengthening consumer demand. It was also overweight investment grade corporate bonds issued by telecommunication companies as that industry continued to consolidate. Compared to the Index at the end of the Reporting Period, the Fund was underweight consumer non-cyclical, energy and capital goods. We generally favored lower credit quality issues and short-term and intermediate-term maturities.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we were targeting a slight overweight to neutral position relative to the Index in investment grade bonds, largely because we saw supportive credit fundamentals, valuations being close to fair value and potential upticks in market volatility. We believe modest economic growth in the U.K. and Europe, low to moderate inflation and accommodative central bank monetary policy should continue to support investors’ appetite for investment grade corporate bonds going forward.

FUND BASICS

Investment Grade Credit Fund

as of September 30, 2014

PERFORMANCE REVIEW
April 1, 2014–September 30, 2014	Fund Total Return (based on NAV)[1]	Barclays U.S. Credit Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	2.54%	2.68%	2.29%	2.11%
Institutional	2.83	2.68	2.72	2.53
Class IR	2.78	2.68	2.63	2.44
Separate Account Institutional	2.83	2.68	2.72	2.54

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays U.S. Credit Index is an unmanaged index which is unbundled into pure corporates (industrial, utility, and finance, including both U.S. and non-U.S. corporations) and non-corporates (sovereign, supranational, foreign agencies, and foreign local governments). The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/14	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	2.82%	6.07%	4.27%	4.46%	11/3/03
Institutional	7.27	7.27	5.05	5.22	11/3/03
Class IR	7.17	N/A	N/A	5.55	7/29/11
Separate Account Institutional	7.27	7.28	5.09	5.25	11/3/03

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares. Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was 4.5%, which is not reflected in the average annual total return figures shown. Because Institutional, Separate Account Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.72%	0.85%
Institutional	0.38	0.51
Class IR	0.47	0.60
Separate Account Institutional	0.38	0.51

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2015, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND COMPOSITION[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term Investments represents repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“Agency Debentures” include agency securities offered by companies such as Federal National Mortgage Association and Federal Home Loan Mortgage Corp., which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate similarly to any other publicly traded company.

FUND BASICS

TOP TEN INDUSTRY ALLOCATION[8]
	Percentage of Net Assets
	as of 9/30/14	as of 3/31/14
Banks	17.7%	17.5%
Real Estate Investment Trusts	7.7	7.5
Wirelines Telecommunications	5.8	6.5
Energy	5.5	6.4
Electric	5.2	5.0
Pipelines	4.2	4.9
Media	3.2	2.8
Brokerage	3.1	2.7
Insurance	2.8	2.9
Food & Beverage	2.8	2.5

[8]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. The table does not include repurchase agreements of 5.3% as of 9/30/14 and 2.3% as of 3/31/14. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs Local Emerging

Markets Debt Fund

Investment Objective

The Fund seeks a high level of total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income Investment Management Team discusses the Goldman Sachs Local Emerging Markets Debt Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated cumulative total returns, without sales charges, of -1.99%, -2.23%, -1.82% and -1.87%, respectively. These returns compare to the -1.87% cumulative total return of the Fund’s benchmark, the J.P. Morgan Government Bond Index – Emerging Markets (GBI-EMSM) Global Diversified Index (Gross, USD, Unhedged) (the “Index”), during the same time period.

Q	What economic and market factors most influenced local emerging markets debt as a whole during the Reporting Period?

A	When the Reporting Period began during the second quarter of 2014, local emerging markets debt generated positive returns, benefiting from currency appreciation and changes in local interest rates. In the third calendar quarter, local emerging markets debt recorded a modest decline, driven primarily by a sell-off in local currency markets. For the Reporting Period overall, the asset class, as represented by the Index, recorded a negative return, largely due to currency depreciation. Emerging markets currencies, as represented by the J.P. Morgan Emerging Local Markets Plus (ELMI+) Index, declined -1.88%. Among countries, on a total return basis, the weakest performers (in U.S. dollar terms1) during the Reporting Period were Russia (-10.51%), Indonesia (-6.11%) and Hungary (-3.47%). The top performers were Nigeria (+13.19%), Philippines (+6.38%) and Thailand (+2.89%).

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund was hurt by our issue selection of local emerging markets bonds. The Fund’s U.S. duration and yield curve strategy also detracted. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates a spectrum of maturities.

On the positive side, the Fund benefited from our active currency management through which the Fund takes positions in local currencies (accomplished through the use of forward foreign currency exchange contracts as well as bonds denominated in local currencies). In addition, our country and issue selection of external emerging markets debt contributed positively. Issue selection of emerging markets corporate bonds and emerging markets quasi-sovereign bonds also added to relative returns.

Q	Which segments of local emerging markets debt most significantly affected Fund performance?

A	During the Reporting Period, the Fund was hindered by an underweight relative to the Index in South Korean local interest rates. The Fund was underweight because we considered valuations rich, but South Korea’s local bonds advanced during the Reporting Period. Also during the Reporting Period, the Fund was hurt by an underweight position in Polish local interest rates. We expected Poland’s economic growth to improve, thereby narrowing the country’s output gap and pushing inflation higher. However, Poland’s economic growth weakened on lower trade with Russia and slower Western European growth. Inflation also remained low, prompting the Polish central bank to cut interest rates. A position in the Polish zloty, accomplished through the use of forward foreign currency exchange contracts, also dampened relative performance. During the Reporting Period, the Fund was hampered by its position in

[1]	All regional and market returns are in U.S. dollar terms (unless otherwise specified), are based on country-specific stock market indices and reflect the reinvestment of any dividends if applicable.

PORTFOLIO RESULTS

the Indian rupee, accomplished through the use of forward foreign currency exchange contracts. We had a positive outlook on the Indian rupee because of the Bharatiya Janata Party’s landslide election victory, which we believed would attract capital inflows and help boost economic growth. Instead, the rupee weakened after India’s central bank intervened in the foreign exchange markets.

On the positive side, the Fund benefited from its overweight in Dominican Republic local interest rates accomplished through investments in local emerging markets bonds. The Dominican Republic has reduced its fiscal and current account deficits, and we believe the country will benefit from stronger, more stable economic growth and stable-to-lower oil prices. An overweight in Mexican local interest rates, accomplished through investments in local emerging markets bonds, also added to relative results. In our view, Mexico has a conservative fiscal policy, a prudent monetary policy and an independent central bank. Its new government appears focused on a list of reforms that could improve competitiveness and increase oil production. The Fund also benefited during the Reporting Period from its overweight in Brazilian local interest rates accomplished through investments in a combination of nominal and inflation-linked Brazilian local bonds in both short-term and long-term maturities. We believe Brazil offers some of the highest real interest rates (i.e., the rate of interest an investor can expect to receive after allowing for inflation) in the world. In addition, a position in the Malaysian ringgit, accomplished through the use of forward foreign currency exchange contracts, contributed positively to relative performance. We believed the ringgit would benefit from global economic growth and the efforts of the Malaysian central bank to control inflation.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	During the Reporting Period, the Fund’s U.S. duration and yield curve positioning detracted from relative performance. The Fund held a short duration position relative to the Index, which hurt returns as interest rates fell.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund invested in U.S. Treasury futures, Eurodollar futures, forward foreign currency exchange contracts, interest rate swaps, credit default swaps, total return swaps, cross currency swaps, non-deliverable currency forwards and structured notes. U.S. Treasury futures were used to manage U.S. interest rate duration. Eurodollar futures were used to express our views on the direction of interest rates and to facilitate specific duration and yield curve strategies. Eurodollar futures are contracts that have underlying assets linked to time deposits denominated in U.S. dollars at banks outside the U.S. Forward foreign currency exchange contracts were used for hedging purposes or to express a positive view on a given currency. Interest rate swaps were used to express our views on the direction of a country’s interest rates. Cross-currency swaps were employed to express relative value views on given currencies as well as our views on the direction of a country’s interest rates. Credit default swaps were used to implement specific credit-related investment strategies. Total return swaps and structured notes were used in place of buying a local currency denominated bond when a particular market was otherwise inaccessible or as a more efficient means of gaining access to a local market. Non-deliverable currency forwards were used to gain exposure to a particular country and also to take advantage of relative value opportunities.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we shifted the Fund from an underweight relative to the Index in Indonesian local interest rates to an overweight position. We moved the Fund from underweight positions in Hungarian and Polish local interest rates to neutral positions. In addition, we eliminated the Fund’s overweight to Colombia local interest rates, adopting a neutral position compared to the Index. We also reduced the Fund’s overweight in Mexican local interest rates while still maintaining a small overweight position at the end of the Reporting Period. We eliminated the Fund’s position in the Malaysian ringgit during September 2014 after our views about the global growth outlook changed.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A

At the end of the Reporting Period, the Fund was underweight relative to the Index in select Asian local interest rates, such as South Korea and Malaysia. Although we believe Asia overall is likely to benefit from U.S. economic growth and increased capital expenditures, Asian yield curves were quite flat at the end of the Reporting Period and were not, in our view, pricing in potential growth. We also see relative value opportunities in idiosyncratic mispricings within local emerging markets debt. For example, at the end of the Reporting Period, the Fund was

PORTFOLIO RESULTS

overweight Brazilian interest rates because we believe Brazil’s yield curve is steeper than fundamentals would suggest. In addition, at the end of the Reporting Period, we saw opportunities in numerous long/short pairs, with exposure focused on specific currencies rather than on broad sectors. The Fund was long the Indian rupee, Polish zloty and Mexican peso at the end of the Reporting Period; it was short the Hungarian forint and Singapore dollar.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	During the Reporting Period, local emerging markets debt and local currencies were buffeted by a surging U.S. dollar and a drop in commodities prices. U.S. dollar strength had exacerbated the decline in commodities prices, which also suffered because of excess supply in various segments of the market including wheat, corn and soy. In turn, lower commodities prices hindered the terms of trade of certain emerging countries and erased some of the recent reduction in their current account deficits. (Terms of trade refers to the relative price of exports in terms of imports and is defined as the ratio of export prices to import prices.) Looking ahead, we do not expect local emerging markets debt to repeat the sell-off that occurred in mid-2013 when many investors questioned the attractiveness of emerging markets debt in view of higher U.S. interest rates. At the time, there was a dramatic re-pricing both in local emerging markets debt and in the currency markets of numerous emerging market countries. Brazil, India, Indonesia, South Africa and emerging countries with current account and capital account deficits took the brunt of the weakness. Some of the same countries, specifically Brazil, Indonesia and South Africa, were among the worst currency performers during September 2014. That said, we believe the depreciation of many emerging markets currencies during the Reporting Period should help buffer their economies. In the short term, currency depreciation can improve a country’s balance of payments; over the longer term, it can make exports more competitive and help drive economic growth. At the end of the Reporting Period, we believe valuations in local emerging markets debt were at reasonable levels.

FUND BASICS

Local Emerging Markets Debt Fund

as of September 30, 2014

PERFORMANCE REVIEW
April 1, 2014– September 30, 2014	Fund Total Return (based on NAV)[1]	J.P. Morgan GBI EMSM Global Diversified Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	-1.99%	-1.87%	4.84%	4.68%
Class C	-2.23	-1.87	4.29	4.12
Institutional	-1.82	-1.87	5.43	5.26
Class IR	-1.87	-1.87	5.33	5.16

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The J.P. Morgan Government Bond Index — Emerging Markets (GBI-EMSM) Global Diversified (Gross, USD, Unhedged) Index is an unmanaged index of debt instruments of 14 emerging countries. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/14	One Year	Five Year	Since Inception	Inception Date
Class A	-6.77%	2.66%	1.54%	2/15/08
Class C	-4.05	2.88	1.52	2/15/08
Institutional	-2.03	3.99	2.60	2/15/08
Class IR	-2.12	N/A	2.08	7/30/10

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.25%	1.36%
Class C	2.01	2.12
Institutional	0.92	1.02
Class IR	1.01	1.11

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2015, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN COUNTRY ALLOCATION[6]
Percentage of Net Assets as of 9/30/14
Brazil	11.4%
Indonesia	8.7
Colombia	7.8
Malaysia	6.8
Turkey	6.6
Poland	6.5
United States	6.5
Mexico	6.3
Russia	6.0
Thailand	4.8

[6]	The percentage shown for each investment category reflects the value of investments in that country as a percentage of net assets. The table does not include repurchase agreements of 7.0% as of 9/30/14. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs U.S. Mortgages Fund

Investment Objective

The Fund seeks a high level of total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs U.S. Mortgages Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Institutional, IR and Separate Account Institutional Shares generated cumulative total returns, without sales charges, of 2.37%, 2.64%, 2.50% and 2.55%, respectively. These returns compare to the 2.48% cumulative total return of the Fund’s benchmark, the Barclays U.S. Securitized Bond Index (with dividends reinvested) (the “Index”), during the same time period.

Q	What economic and market factors most influenced the U.S. mortgage markets as a whole during the Reporting Period?

A	During the second quarter of 2014 when the Reporting Period began, the mortgage-backed securities market rallied as robust demand outstripped supply. Mortgage-backed securities spreads (or yield differentials versus U.S. Treasury securities) tightened on muted housing activity and limited supply. In the third calendar quarter, mortgage-backed securities retraced some of their gains. Mortgage-backed securities spreads versus U.S. Treasury securities widened as continued Federal Reserve (“Fed”) tapering of asset purchases increased supply. In September 2014, mortgage-backed securities performed well, as the Fed reassured the market it would continue reinvesting the principal payments from its agency mortgage-backed securities holdings.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund benefited from its position in the securitized sector. Our cross-sector strategy also enhanced relative returns. In our cross-sector strategy, we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark.

The management of the Fund’s duration and yield curve positioning detracted modestly from relative returns. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates a spectrum of maturities.

Q	Which segments of the U.S. mortgage-backed securities sector most significantly affected Fund performance?

A	Issue selection in the securitized sector added to the Fund’s relative performance. More specifically, the Fund benefited from issue selection among agency mortgage-backed securities and its positioning in the coupon stack (i.e., across securities with different coupons). Early in the Reporting Period, the Fund was overweight relative to the Index in higher coupon agency mortgage-backed securities (or those with higher interest rates), which added to returns as higher coupon agency mortgage-backed securities benefited from lower prepayment speeds. The Fund also benefited from its overweight relative to the Index in commercial mortgage-backed securities (“CMBS”). In addition, issue selection of CMBS contributed positively.

Additionally, individual issue selection among government securities enhanced returns.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	During the Reporting Period, the Fund’s underweighted position toward the front, or short-term, end of the U.S. Treasury yield curve modestly detracted from performance, especially as interest rates decreased during April, May and August 2014.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used U.S. Treasury futures to hedge interest rate exposure and to facilitate specific duration and yield curve

PORTFOLIO RESULTS

strategies. It used Eurodollar futures to express our views on the direction of interest rates and to facilitate specific duration and yield curve strategies. Eurodollar futures are contracts that have underlying assets linked to time deposits denominated in U.S. dollars at banks outside the U.S. Interest rate swaps were used to hedge interest rate exposure and express an outright term structure view. (Term structure, most often depicted as a yield curve, refers to the terms structure of interest rates, which is the relationship between the yield to the maturity and the time to maturity for pure discount bonds.) The Fund used mortgage-backed securities forward agreements (known as “TBAs”) to efficiently manage certain of its mortgage-backed securities positions. It used swaptions to hedge volatility and yield curve risks in the Fund and/or to express tactical views on rate markets.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	For most of the Reporting Period, the Fund generally held an underweight relative to the Index in agency mortgage-backed securities — occasionally shifting the size of that underweight position — as we deemed necessary, based on our views of potential market reaction to Fed tapering comments and developments affecting the mortgage-backed securities market, such as news about issuance. In addition, we increased the Fund’s short duration bias during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight relative to the Index in CMBS. It was underweight compared to the Index in pass-through mortgage-backed securities and asset-backed securities. (Pass-through mortgage securities consist of a pool of residential mortgage loans, where homeowners’ monthly payments of principal, interest and prepayments pass from the original bank through a government agency or investment bank to investors.) At the end of the Reporting Period, the Fund also had positions in agency collateralized mortgage obligations and Federal Family Education Loan Program (“FFELP”) student loan asset-backed securities, which are not represented in the Index.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we expected to maintain the Fund’s underweight allocation to agency mortgage-backed securities, as we believe an increase in supply through the end of 2014 could push mortgage-backed securities spreads wider. Within the Fund’s underweight position, we favor higher coupon agency mortgage-backed securities because we believe prepayment rates should remain relatively benign and volatility may continue to increase within the mortgage-backed securities market. Elsewhere, we favor senior collateralized loan obligations, based on our view that corporate default rates will likely remain low. We continue to see attractive opportunities within non-agency residential mortgage-backed securities, as borrower performance continues to improve. In addition, we continue to find value in certain legacy CMBS (in general, CMBS that were issued in 2006 or earlier) as well as certain single-asset, single-loan CMBS. (Single-asset, single-loan CMBS have a relatively small number of underlying loans or issuers, often only one.)

FUND BASICS

U.S. Mortgages Fund

as of September 30, 2014

PERFORMANCE REVIEW
April 1, 2014– September 30, 2014	Fund Total Return (based on NAV)[1]	Barclays U.S. Securitized Bond Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	2.37%	2.48%	1.33%	1.08%
Institutional	2.64	2.48	1.74	1.49
Class IR	2.50	2.48	1.63	1.37
Separate Account Institutional	2.55	2.48	1.74	1.49

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays U.S. Securitized Bond Index (with dividends reinvested) is an unmanaged composite of asset-backed securities, collateralized mortgage-backed securities and fixed rate mortgage-backed securities. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/14	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	0.23%	3.44%	3.66%	3.81%	11/3/03
Institutional	4.53	4.63	4.45	4.57	11/3/03
Class IR	4.43	N/A	N/A	3.52	7/29/11
Separate Account Institutional	4.43	4.60	4.47	4.58	11/3/03

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares. Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was 4.5%, which is not reflected in the average annual return figures shown. Because Institutional, Separate Account Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.72%	0.96%
Institutional	0.38	0.63
Class IR	0.49	0.73
Separate Account Institutional	0.38	0.62

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2015, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND COMPOSITION[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term Investments represents repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[8]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Schedule of Investments

September 30, 2014 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value

	Sovereign Debt Obligations – 56.6%
	Argentina(a) – 0.9%
	Republic of Argentina (NR/NR)
	$3,010,000	0.000%		12/15/35	$228,760
EUR	160,000	0.000		12/15/35	14,955

					243,715

	Brazil – 3.5%
	Brazil Letras do Tesouro Nacional (BBB+/Baa2)
BRL	2,000	0.000	(b)	01/01/15	795
	Brazil Notas do Tesouro Nacional (BBB+/Baa2)
	155,213	6.000		08/15/22	63,425
	1,308,000	10.000		01/01/23	470,573
	1,172,720	6.000		08/15/50	462,125

					996,918

	Bulgaria – 0.4%
	Republic of Bulgaria (BBB-/Baa2)
EUR	100,000	2.950		09/03/24	126,463

	Colombia – 2.7%
	Republic of Colombia (BBB+/Baa2)
COP	222,800,000	8.000		10/28/15	113,573
	12,300,000	11.250		10/24/18	7,247
	992,700,000	7.000		05/04/22	496,190
	13,700,000	7.500		08/26/26	6,906
	372,900,000	6.000		04/28/28	163,430

					787,346

	Costa Rica – 0.3%
	Republic of Costa Rica (BB/Ba1)
	$70,000	9.995		08/01/20	88,550

	Croatia – 1.7%
	Republic of Croatia (BB/Ba1)
	470,000	6.250		04/27/17	499,375

	Dominican Republic – 0.9%
	Dominican Republic (NR/NR)
DOP	5,700,000	14.500		02/10/23	149,533
	300,000	18.500		02/04/28	9,248
	Dominican Republic (B+/B1)(c)
	$100,000	7.450		04/30/44	107,000

					265,781

	El Salvador – 0.1%
	El Salvador Government International Bond (BB-/Ba3)
	20,000	6.375	(c)	01/18/27	20,000
	10,000	7.650		06/15/35	10,700
	10,000	7.650	(c)	06/15/35	10,700

					41,400

	Gabon – 0.4%
	Republic of Gabon (BB-/NR)
	100,000	8.200		12/12/17	113,100

	Ghana(c) – 0.7%
	Republic of Ghana (B/B2)
	200,000	8.125		01/18/26	200,500

	Sovereign Debt Obligations – (continued)
	Hungary – 1.1%
	Hungary Government Bond (BB/NR)
HUF	170,000	5.500%		06/24/25	$737
	Hungary Government Bond (BB/Ba1)
	9,340,000	7.500		11/12/20	45,041
	$50,000	4.000		03/25/19	51,063
HUF	4,380,000	6.000		11/24/23	19,738
	29,760,000	6.500		06/24/19	135,495
	5,700,000	7.000		06/24/22	27,034
	4,980,000	5.500		12/20/18	21,966

					301,074

	Indonesia – 2.9%
	Indonesia Government Bond (NR/Baa3)
IDR	1,000,000,000	5.625		05/15/23	67,706
	2,343,000,000	6.125		05/15/28	150,079
	Republic of Indonesia (BB+/Baa3)
	$140,000	5.875		03/13/20	153,825
	240,000	5.875	(c)	01/15/24	264,000
	210,000	5.250		01/17/42	201,600

					837,210

	Israel(b) – 0.9%
	Israel Government Bond (NR/NR)
ILS	940,000	0.000		05/06/15	254,924

	Ivory Coast(c) – 0.7%
	Ivory Coast Government International Bond (NR/B1)
	$200,000	5.375		07/23/24	190,000

	Lithuania – 0.4%
	Republic of Lithuania (A-/Baa1)
	100,000	7.375		02/11/20	120,482

	Malaysia – 2.8%
	Federation of Malaysia (NR/NR)(b)
MYR	1,730,000	0.000		01/20/15	522,181
	Malaysia Government Bond (NR/A3)
	120,000	4.160		07/15/21	37,227
	Malaysia Government Bond (NR/NR)
	50,000	3.418		08/15/22	14,734
	110,000	3.480		03/15/23	32,512
	160,000	3.889		07/31/20	48,966
	130,000	4.181		07/15/24	40,482
	10,000	4.048		09/30/21	3,091
	290,000	3.654		10/31/19	88,277

					787,470

	Mexico – 7.4%
	United Mexican States (BBB+/A3)
	$220,000	3.625		03/15/22	223,300
	United Mexican States (NR/A3)
MXN	7,813,900	4.750		06/14/18	578,057
	United Mexican States (A/A3)
	66,100	8.500		05/31/29	5,816
	202,700	7.500		06/03/27	16,527
	521,400	8.500		11/18/38	45,972
	1,848,300	10.000		11/20/36	186,496
	2,964,400	8.000		12/07/23	250,655
	625,061	5.000		06/16/16	50,551

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Principal Amount		Interest Rate		Maturity Date	Value

	Sovereign Debt Obligations – (continued)
	Mexico – (continued)
	United Mexican States (A/A3) – (continued)
MXN	168,823	3.500%		12/14/17	$13,622
	1,350,000	8.500		12/13/18	113,691
	1,236,600	7.750		12/14/17	100,481
	1,044,100	10.000		12/05/24	100,771
	United Mexican States (NR/NR)(b)
	5,729,630	0.000		10/16/14	425,478
	79,350	0.000		12/24/14	5,860

					2,117,277

	Nigeria – 0.8%
	Nigeria Government Bond (NR/NR)(b)
NGN	11,820,000	0.000		05/07/15	67,684
	Nigeria Government Bond(b)
	4,850,000	0.000		06/04/15	27,525
	Nigeria Government Bond (NR/NR)
	14,120,000	0.000	(b)	09/03/15	78,005
	6,490,000	16.000		06/29/19	45,202

					218,416

	Panama – 0.8%
	Panama Notas del Tesoro (NR/NR)
	$30,000	4.875		02/05/21	31,616
	Republic of Panama (BBB/Baa2)
	100,000	7.125		01/29/26	125,750
	50,000	8.875		09/30/27	71,125

					228,491

	Paraguay – 1.1%
	Republic of Paraguay (BB/Ba2)
	200,000	4.625		01/25/23	203,500
	100,000	6.100	(c)	08/11/44	105,750

					309,250

	Peru – 0.7%
	Republic of Peru (BBB+/A3)
	170,000	8.375		05/03/16	188,496
	Republic of Peru (A-/A3)
PEN	4,000	8.200		08/12/26	1,650
	4,000	6.900		08/12/37	1,396
	Republic of Peru (NR/A3)
	1,000	6.950		08/12/31	359

					191,901

	Philippines – 0.5%
	Republic of Philippines (BBB/Baa3)
	$110,000	6.375		10/23/34	138,600

	Poland – 3.3%
	Poland Government Bond (A/NR)
PLN	710,000	3.250		07/25/19	222,755
	560,000	3.250		07/25/25	172,252
	Poland Government Bond (A/A2)
	150,000	5.250		10/25/20	52,047
	148,000	5.750		10/25/21	53,126
	1,030,000	5.750		09/23/22	373,803
	210,000	4.000		10/25/23	68,403

					942,386

	Sovereign Debt Obligations – (continued)
	Romania – 1.4%
	Republic of Romania (NR/NR)
RON	250,000	5.900%		07/26/17	$77,014
	200,000	4.750		06/24/19	60,505
	270,000	5.950		06/11/21	85,942
	20,000	5.850		04/26/23	6,424
	Republic of Romania (BBB-/Baa3)
EUR	60,000	4.875		11/07/19	85,976
	30,000	3.625		04/24/24	40,356
	40,000	4.625		09/18/20	57,248

					413,465

	Russia – 4.1%
	Russian Federation Bond (BBB/Baa1)
RUB	4,610,000	7.600		07/20/22	105,285
	280,000	7.600		04/14/21	6,498
	2,500,000	7.000		08/16/23	54,570
	Russian Federation Bond (NR/Baa1)
	6,900,000	7.050		01/19/28	145,264
	12,550,000	7.000		01/25/23	274,441
	Russian Federation Bond (BBB-/Baa1)
	$400,000	4.875		09/16/23	393,000
	200,000	4.500		04/04/22	194,250

					1,173,308

	South Africa – 4.9%
	Republic of South Africa (NR/Baa1)
ZAR	780,000	7.000		02/28/31	58,725
	2,140,000	6.750		03/31/21	178,764
	Republic of South Africa (BBB+/Baa1)
	340,000	8.000		12/21/18	30,627
	1,362,000	7.250		01/15/20	118,108
	Republic of South Africa (BBB-/Baa1)
	$200,000	5.375		07/24/44	199,750
	150,000	5.875		05/30/22	165,375
	Republic of South Africa (NR/NR)
ZAR	700,000	8.750		02/28/48	60,411
	3,130,000	8.000		01/31/30	260,305
	3,240,000	8.250		03/31/32	269,796
	670,000	8.750		01/31/44	57,246

					1,399,107

	Sri Lanka(c) – 0.7%
	Republic of Sri Lanka (B+/B1)
	$200,000	6.000		01/14/19	209,250

	Thailand – 3.2%
	Thailand Government Bond (NR/Baa1)
THB	9,010,000	3.450		03/08/19	282,664
	722,631	1.250		03/12/28	20,539
	Thailand Government Bond (A-/Baa1)
	4,980,000	3.625		06/16/23	156,452
	3,443,296	1.200		07/14/21	103,141
	5,215,000	3.650		12/17/21	165,117
	5,730,000	3.875		06/13/19	183,863

					911,776

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value

	Sovereign Debt Obligations – (continued)
	Turkey – 5.1%
	Republic of Turkey (NR/Baa3)
	$100,000	5.625%	03/30/21	$106,250
	200,000	5.750	03/22/24	212,000
	Turkey Government Bond (NR/NR)
TRY	525,000	6.500	01/07/15	228,825
	305,000	5.000	05/13/15	130,176
	150,000	9.000	03/08/17	65,214
	450,000	8.300	06/20/18	189,810
	550,000	8.800	11/14/18	235,252
	340,000	10.400	03/27/19	153,643
	260,000	8.500	07/10/19	109,154
	60,000	7.100	03/08/23	22,369

				1,452,693

	Ukraine – 0.7%
	Ukraine Government Bond (CCC/Caa3)
	$150,000	6.580	11/21/16	127,500
	100,000	6.750	11/14/17	84,750

				212,250

	Uruguay – 1.1%
	Republic of Uruguay (BBB-/Baa2)
	270,911	4.500	08/14/24	283,779
	40,000	5.100	06/18/50	38,800

				322,579

	Venezuela – 0.4%
	Republic of Venezuela (CCC+/Caa1)
	110,000	7.750	10/13/19	78,375
	39,000	9.250	09/15/27	27,982
	10,000	9.250	05/07/28	6,850

				113,207

	TOTAL SOVEREIGN DEBT OBLIGATIONS
	(Cost $16,752,522)			$16,208,264

	Corporate Obligations – 28.4%
	Brazil – 1.4%
	Banco do Estado do Rio Grande do Sul SA (NR/Ba1)
	$200,000	7.375%	02/02/22	$208,858
	Brazil Minas SPE via State of Minas Gerais (BBB-/NR)
	200,000	5.333	02/15/28	198,000

				406,858

	British Virgin Islands – 0.3%
	Arcos Dorados Holdings, Inc. (NR/Ba2)
	100,000	6.625	09/27/23	97,250

	Canada – 1.2%
	Pacific Rubiales Energy Corp. (BB+/Ba2)(c)(d)
	100,000	5.375	01/26/19	100,750
	PTTEP Canada International Finance Ltd. (BBB+/Baa1)
	200,000	6.350	06/12/42	233,136

				333,886

	Corporate Obligations – (continued)
	Chile – 3.7%
	AES Gener SA (BBB-/Baa3)
	$170,000	5.250%	08/15/21	$177,599
	Corpbanca SA (NR/Baa3)(c)
	200,000	3.875	09/22/19	200,700
	ENTEL Chile SA (BBB/Baa2)(c)
	210,000	4.875	10/30/24	215,712
	GNL Quintero SA (BBB/Baa2)(c)
	290,000	4.634	07/31/29	288,187
	Sociedad Quimica y Minera de Chile SA (BBB/Baa1)
	200,000	3.625	04/03/23	192,000

				1,074,198

	Colombia – 0.9%
	Bancolombia SA (NR/Baa2)
	100,000	5.950	06/03/21	109,500
	Ecopetrol SA (BBB/Baa2)
	50,000	7.375	09/18/43	60,454
	Empresas Publicas de Medellin ESP (NR/Baa3)(c)(d)
COP	164,000,000	7.625	09/10/24	81,336

				251,290

	Costa Rica(c) – 0.7%
	Banco Nacional de Costa Rica (NR/Ba1)
	$200,000	6.250	11/01/23	200,500

	Dominican Republic(d)(e) – 0.7%
	Aeropuertos Dominicanos Siglo XXI SA (B+/B1)
	200,000	9.750	11/13/19	192,000

	Hong Kong – 2.8%
	China Unicom Ltd. (NR/NR)
CNH	1,000,000	4.000	04/16/17	161,118
	CITIC Pacific Ltd. (BBB+/A3)
	$400,000	6.375	04/10/20	450,684
	Sinopec Group Overseas Development 2013 Ltd. (AA-/Aa3)(c)
	200,000	4.375	10/17/23	206,608

				818,410

	Ireland – 0.7%
	VIP Finance Ireland Ltd. for OJSC Vimpel Communications (BB/Ba3)
	200,000	7.748	02/02/21	205,250

	Israel – 1.5%
	Delek & Avner Tamar Bond Ltd. (BBB-/Baa3)(c)
	100,000	2.803	12/30/16	99,750
	100,000	3.839	12/30/18	100,000
	Israel Electric Corp. Ltd. (BBB-/Baa3)
	200,000	7.250	01/15/19	224,700

				424,450

	Ivory Coast(c) – 0.4%
	Agromercantil Senior Trust (BB/NR)
	100,000	6.250	04/10/19	103,977

	Jamaica(c)(d) – 0.7%
	Digicel Group Ltd. (NR/Caa1)
	200,000	8.250	09/30/20	205,500

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Principal Amount		Interest Rate	Maturity Date	Value

	Corporate Obligations – (continued)
	Kazakhstan – 1.0%
	KazMunayGas National Co. (BBB-/Baa3)
	$270,000	11.750%	01/23/15	$277,762

	Luxembourg(c)(d) – 1.2%
	Tupy Overseas SA (BB-/NR)
	200,000	6.625	07/17/24	204,000
	Wind Acquisition Finance SA (BB/Ba3)
EUR	110,000	4.000	07/15/20	136,831

				340,831

	Mexico – 1.5%
	America Movil SAB de CV (A-/A2)
MXN	2,000,000	6.000	06/09/19	149,953
	Cemex SAB de CV (B+/NR)(c)(d)
EUR	100,000	4.750	01/11/22	126,621
	Petroleos Mexicanos (BBB+/A3)
	$20,000	3.500	07/18/18	20,730
	18,000	6.000	03/05/20	20,385
	90,000	6.375 (c)	01/23/45	101,772

				419,461

	Netherlands – 1.5%
	Listrindo Capital BV (BB-/Ba2)(d)
	200,000	6.950	02/21/19	211,500
	Lukoil International Finance BV (BBB-/Baa2)
	200,000	6.125	11/09/20	200,500
	Petrobras Global Finance BV (BBB-/Baa1)
	10,000	4.875	03/17/20	10,051

				422,051

	Paraguay(c) – 0.6%
	Banco Regional SAECA (BB-/Ba2)
	150,000	8.125	01/24/19	164,250

	Peru – 2.2%
	Abengoa Transmision Sur SA (BBB-/NR)(c)
	200,000	6.875	04/30/43	221,000
	Corp Lindley S.A. (BB+/NR)
	310,000	6.750	11/23/21	341,000
	SAN Miguel Industrias Pet SA (NR/Ba2)(c)(d)
	60,000	7.750	11/06/20	64,800

				626,800

	Philippines – 0.4%
	Energy Development Corp. (NR/NR)
	100,000	6.500	01/20/21	108,500

	Singapore(d) – 0.5%
	Berau Capital Resources Pte Ltd. (B/B2)
	100,000	12.500	07/08/15	77,500
	Olam International Ltd. (NR/NR)
	70,000	6.750	01/29/18	72,537

				150,037

	Thailand(a)(c)(d) – 0.7%
	PTT Exploration & Production PCL (BBB-/Baa3)
	200,000	4.875	06/18/49	202,050

	Corporate Obligations – (continued)
	United Arab Emirates – 2.3%
	Dolphin Energy Ltd. (NR/A1)
	$400,000	5.500%	12/15/21	$448,040
	Ruwais Power Co. PJSC (A-/A3)(c)
	200,000	6.000	08/31/36	224,000

				672,040

	United States(c) – 1.2%
	Brazil Loan Trust 1 (BBB-/NR)
	150,000	5.477	07/24/23	153,750
	Cemex Finance LLC (B+/NR)(d)
EUR	100,000	5.250	04/01/21	128,989
	YPF SA (NR/Caa1)
	$40,000	8.875	12/19/18	41,600
	20,000	8.750	04/04/24	20,221

				344,560

	Venezuela – 0.3%
	Petroleos de Venezuela SA (CCC+/NR)
	80,000	6.000	05/16/24	40,900
	50,000	6.000	11/15/26	25,188
	Petroleos de Venezuela SA (NR/Caa1)
	46,000	9.750	05/17/35	29,693

				95,781

	TOTAL CORPORATE OBLIGATIONS
	(Cost $8,097,028)			$8,137,692

	Structured Notes(c) – 3.4%
	Indonesia – 3.4%
	Republic of Indonesia (Issuer Deutsche Bank AG (London) (NR/NR)
IDR	2,200,000,000	8.250%	06/17/32	$168,363
	Republic of Indonesia (Issuer JPMorgan Chase Bank NA) (NR/NR)
	1,500,000,000	9.000	03/19/29	123,410
	Republic of Indonesia (Issuer Standard Chartered Bank) (NR/NR)
	1,000,000,000	8.375	03/19/24	81,124
	1,043,000,000	8.375	03/19/24	84,613
	1,042,000,000	8.375	03/19/24	84,532
	1,000,000,000	8.375	03/19/24	81,124
	1,005,000,000	9.000	03/19/29	82,685
	2,291,000,000	9.000	03/19/29	188,488
	1,026,000,000	9.000	03/19/29	84,412

	TOTAL STRUCTURED NOTES
	(Cost $1,136,786)			$978,751

	Municipal Debt Obligations – 2.5%
	Puerto Rico – 2.5%
	Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2008 A (BB-/Caa1)
	$40,000	6.000%	07/01/44	$29,500

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Debt Obligations – (continued)
Puerto Rico – (continued)
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2012 A (BB-/Caa1)
$5,000	5.125%	07/01/37	$3,562
20,000	5.250	07/01/42	14,250
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2012 D (BB-/Caa1)
5,000	5.000	07/01/33	3,550
Puerto Rico Commonwealth GO Bonds for Public Improvement Series 2012 A (BB/B2)
10,000	5.125	07/01/37	7,475
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2012 A (BB/B2)
15,000	5.500	07/01/26	11,935
15,000	5.500	07/01/39	11,211
Puerto Rico Commonwealth GO Bonds Series 2008 A (BB/B2)
15,000	5.375	07/01/33	11,293
Puerto Rico Commonwealth GO Bonds Series 2014 A (BB/B2)
385,000	8.000	07/01/35	338,808
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2009 A (BBB-/B1)
30,000	0.000 (b)	08/01/32	23,605
20,000	5.750	08/01/37	16,331
35,000	6.000	08/01/42	28,078
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 A (BBB-/B1)
15,000	5.500	08/01/37	11,757
55,000	5.375	08/01/39	41,966
20,000	5.500	08/01/42	15,276
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 C (BBB-/B1)
5,000	5.000	08/01/35	3,809
5,000	5.375	08/01/38	3,878
10,000	6.000	08/01/39	8,186
30,000	5.250	08/01/41	22,136
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2011 A-1 (BBB-/B1)
35,000	5.000	08/01/43	25,074
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Unrefunded SubSeries 2009 A (BBB-/B1)
45,000	5.500	08/01/28	38,016
35,000	6.125	08/01/29	29,760

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $703,466)			$699,456

U.S. Treasury Obligation – 0.8%
United States Treasury Bond
$200,000	3.750%	11/15/43	$221,042
(Cost $197,900)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $26,887,702)			$26,245,205

Short-term Investment(f) – 6.3%
Repurchase Agreement – 6.3%
Joint Repurchase Agreement Account II
$1,800,000	0.012%	10/01/14	$1,800,000
(Cost $1,800,000)

TOTAL INVESTMENTS – 98.0%
(Cost $28,687,702)			$28,045,205

OTHER ASSETS IN EXCESS OF
LIABILITIES – 2.0%			570,254

NET ASSETS – 100.0%			$28,615,459

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at September 30, 2014.
(b)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $5,678,855, which represents approximately 19.8% of net assets as of September 30, 2014.
(d)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(e)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at September 30, 2014.
(f)	Joint repurchase agreement was entered into on September 30, 2014. Additional information appears on page 123.

Security ratings disclosed, if any, are obtained from by Standard & Poor’s/Moody’s Investor Service. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazilian Real
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
COP	—Colombian Peso
DOP	—Dominican Peso
EUR	—Euro
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
ILS	—Israeli Shekel
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
NGN	—Nigerian Naira
PEN	—Peruvian Nuevo Sol
PHP	—Philippine Peso
PLN	—Polish Zloty
RON	—New Romanian Leu
RUB	—Russian Ruble
SGD	—Singapore Dollar
THB	—Thai Baht
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
CLICP	—Sinacofi Chile Interbank Rate
GO	—General Obligation
JIBAR	—Johannesburg Interbank Agreed Rate
KWCDC	—South Korean Won Certificate of Deposit
LIBOR	—London Interbank Offered Rate
NR	—Not Rated
RB	—Revenue Bond
TIIE	—La Tasa de Interbank Equilibrium Interest Rate

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2014, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Bank of America Securities LLC	USD/EUR	12/17/14	$990,788	$32,577
	USD/JPY	12/17/14	49,860	1,140
	USD/MYR	10/03/14	68,688	912
Barclays Bank PLC	USD/AUD	12/17/14	57,649	2,367
	USD/ILS	12/17/14	108,224	7,505
	USD/INR	10/07/14	200,827	3,173
	USD/INR	10/27/14	99,412	1,588
	USD/KRW	10/27/14	150,053	1,447
	USD/MYR	10/03/14	270,931	1,350
	ZAR/USD	12/17/14	95,125	125
BNP Paribas SA	EUR/PLN	12/17/14	99,629	208
	EUR/USD	12/17/14	101,101	14
	MXN/USD	12/17/14	76,934	386
	USD/AUD	12/17/14	195,029	5,227
	USD/BRL	10/22/14	98,133	2,867
	USD/COP	10/24/14	64,174	2,855
	USD/MXN	12/17/14	60,774	1,538
	USD/MYR	10/20/14	99,399	1,601
	USD/RUB	10/02/14	57,449	3,551
	USD/RUB	10/27/14	198,620	3,380
	USD/TRY	12/17/14	37,872	1,848
Citibank NA (London)	PHP/USD	10/20/14	50,010	10
	USD/ILS	05/06/15	124,946	5,671
	USD/INR	10/14/14	201,470	3,530
	USD/PHP	10/14/14	49,821	1,179
	USD/SGD	12/17/14	178,720	2,993
	USD/TRY	12/17/14	98,708	3,292
	USD/TWD	10/17/14	199,895	2,105
	USD/TWD	10/20/14	199,232	1,768
Credit Suisse International (London)	COP/USD	11/04/14	110,591	96
	USD/RUB	10/02/14	96,904	5,096
Deutsche Bank AG (London)	MXN/USD	12/17/14	200,335	1,324
	USD/CNH	12/17/14	572,874	2,647
	USD/EUR	12/17/14	49,287	1,229
	USD/IDR	10/31/14	139,496	5,516
	USD/INR	10/07/14	66,922	319
	USD/KRW	10/14/14	200,789	4,211
	USD/MXN	12/17/14	240,549	3,230
	USD/MYR	10/07/14	309,529	8,009
	USD/PHP	10/14/14	49,831	1,169
	USD/PHP	10/20/14	99,597	1,403
	USD/PLN	12/17/14	121,108	2,672
	USD/RUB	10/17/14	25,440	30
	USD/RUB	11/17/14	95,012	6,765
	USD/ZAR	12/17/14	76,622	3,676
HSBC Bank PLC	TRY/USD	12/17/14	58,056	56
	TWD/USD	10/20/14	102,064	64
	USD/CNH	12/17/14	406,569	431
	USD/JPY	12/17/14	48,928	1,072

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
HSBC Bank PLC (continued)	USD/KRW	10/22/14	$30,086	$381
	USD/KRW	10/23/14	70,092	908
	USD/MXN	12/17/14	43,154	1,155
	USD/RUB	10/24/14	25,341	659
	USD/RUB	11/17/14	130,830	10,882
	USD/SGD	12/17/14	227,714	4,279
	USD/TRY	12/17/14	40,344	2,035
	USD/ZAR	12/17/14	122,478	6,387
JPMorgan Chase Bank (London)	MXN/USD	12/17/14	102,337	337
	USD/EUR	12/17/14	50,550	423
	USD/IDR	10/31/14	70,281	1,417
	USD/INR	10/29/14	150,183	1,817
	USD/JPY	12/17/14	195,058	8,790
	USD/MXN	12/17/14	515,216	8,984
	USD/RUB	10/20/14	49,632	1,368
	USD/RUB	11/17/14	93,034	5,947
	USD/TRY	12/17/14	197,043	7,957
Merrill Lynch International Bank Ltd.	COP/USD	10/31/14	47,867	128
Morgan Stanley & Co. International PLC	BRL/USD	11/03/14	161,094	94
	TWD/USD	10/17/14	202,107	107
	USD/AUD	12/17/14	18,396	633
	USD/ILS	12/17/14	175,753	10,782
	USD/PHP	10/31/14	58,326	2,214
	USD/TRY	12/17/14	97,153	4,847
Royal Bank of Canada	USD/AUD	12/17/14	100,127	369
	USD/JPY	12/17/14	25,307	193
Royal Bank of Scotland PLC	USD/EUR	12/17/14	49,287	1,251
	USD/JPY	12/17/14	24,667	108
	USD/TRY	12/17/14	198,468	4,532
Standard Chartered Bank	NGN/USD	12/16/14	34,864	17
	USD/AUD	12/17/14	49,086	1,999
	USD/CNH	12/17/14	402,689	1,311
	USD/COP	10/24/14	90,098	7,430
	USD/EUR	12/17/14	49,287	1,348
	USD/IDR	10/31/14	90,225	3,774
	USD/MXN	12/17/14	39,863	513
	USD/TRY	12/17/14	36,918	1,895
	USD/ZAR	12/17/14	33,705	888
State Street Bank and Trust	AUD/USD	12/17/14	50,499	241
	USD/JPY	12/17/14	147,547	3,453
UBS AG (London)	USD/BRL	10/14/14	200,851	2,149
	USD/ILS	05/06/15	130,299	7,543
Westpac Banking Corp.	AUD/USD	12/17/14	100,997	256
	USD/AUD	12/17/14	66,467	2,577
	USD/EUR	12/17/14	2,072,567	48,767
	USD/MYR	10/20/14	96,973	1,894
	USD/SGD	12/17/14	198,741	3,750
TOTAL				$324,011

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Bank of America Securities LLC	EUR/USD	12/17/14	$247,697	$(4,387)
	HUF/USD	12/17/14	99,119	(1,881)
Barclays Bank PLC	EUR/PLN	12/17/14	202,344	(1,406)
	EUR/USD	12/17/14	49,287	(1,147)
	ILS/USD	12/17/14	56,072	(1,699)
	INR/USD	10/07/14	169,211	(1,891)
	INR/USD	10/27/14	137,662	(2,493)
	JPY/USD	12/17/14	48,966	(2,034)
	MYR/USD	10/07/14	433,965	(12,483)
	MYR/USD	10/20/14	80,880	(120)
	MYR/USD	10/29/14	305,907	(1,379)
	MYR/USD	10/31/14	203,962	(6,132)
	PLN/USD	12/17/14	244,394	(8,031)
	TWD/USD	10/27/14	100,331	(669)
BNP Paribas SA	AUD/USD	12/17/14	49,628	(831)
	BRL/USD	10/24/14	94,154	(7,559)
	HUF/USD	12/17/14	45,488	(1,154)
	ILS/USD	12/17/14	150,058	(1,942)
	INR/USD	10/14/14	49,590	(675)
	PLN/USD	12/17/14	246,379	(5,683)
Citibank NA (London)	AUD/USD	12/17/14	49,628	(738)
	ILS/USD	12/17/14	89,740	(2,260)
	MYR/USD	10/03/14	269,619	(6,481)
	PHP/USD	10/29/14	49,809	(191)
Credit Suisse International (London)	COP/USD	10/03/14	110,897	(5,731)
	COP/USD	11/04/14	54,837	(163)
	PEN/USD	11/18/14	32,060	(1,067)
	RUB/USD	10/02/14	95,669	(6,331)
	RUB/USD	10/27/14	196,239	(5,761)
	USD/COP	10/03/14	110,897	(81)
Deutsche Bank AG (London)	AUD/USD	12/17/14	96,644	(3,774)
	BRL/USD	10/24/14	145,253	(12,041)
	EUR/USD	12/17/14	298,247	(6,032)
	HUF/USD	12/17/14	81,056	(1,356)
	IDR/USD	10/31/14	140,945	(4,058)
	IDR/USD	11/03/14	100,836	(164)
	INR/USD	10/29/14	66,504	(487)
	MYR/USD	10/31/14	18,658	(726)
	PHP/USD	10/20/14	101,932	(68)
	PLN/USD	12/17/14	183,303	(6,577)
	RUB/USD	10/02/14	58,487	(3,070)
	THB/USD	10/31/14	45,883	(173)
	TRY/USD	12/17/14	29,469	(770)
HSBC Bank PLC	EUR/USD	12/17/14	149,124	(2,395)
	HUF/USD	12/17/14	47,399	(1,475)
	INR/USD	10/27/14	127,274	(1,967)
	RON/USD	12/17/14	85,408	(1,808)
	RUB/USD	10/17/14	48,556	(1,444)
	RUB/USD	10/24/14	64,157	(1,843)
	SGD/USD	12/17/14	200,325	(1,675)
JPMorgan Chase Bank (London)	JPY/USD	12/17/14	196,279	(4,721)
	MXN/USD	12/17/14	87,222	(1,394)

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
JPMorgan Chase Bank (London) (continued)	MYR/USD	10/03/14	$70,000	$(1,524)
	MYR/USD	10/20/14	50,820	(180)
	RUB/USD	11/17/14	389,978	(16,007)
	TRY/USD	12/17/14	113,578	(2,422)
	USD/MXN	12/17/14	303,658	(658)
Merrill Lynch International Bank Ltd.	COP/USD	10/02/14	47,983	(2,034)
	HUF/USD	12/17/14	105,944	(886)
	USD/COP	10/02/14	47,983	(86)
Morgan Stanley & Co. International PLC	AUD/USD	12/17/14	48,757	(1,729)
	BRL/USD	10/27/14	98,849	(2,151)
	EUR/HUF	12/17/14	51,522	(972)
	EUR/USD	12/17/14	303,303	(1,589)
	INR/USD	10/27/14	128,211	(2,077)
	KRW/USD	10/27/14	99,057	(1,943)
	PHP/USD	10/31/14	117,280	(1,198)
Royal Bank of Canada	EUR/USD	12/17/14	101,101	(1,901)
	JPY/USD	12/17/14	97,438	(4,562)
	MXN/USD	12/17/14	187,146	(1,141)
	PEN/USD	10/24/14	32,075	(1,027)
	ZAR/USD	12/17/14	493,470	(26,276)
Royal Bank of Scotland PLC	TRY/USD	12/17/14	488,769	(15,536)
	USD/TRY	12/17/14	102,372	(372)
Standard Chartered Bank	CLP/USD	10/24/14	31,937	(2,244)
	CNH/USD	12/17/14	406,789	(2,211)
	COP/USD	10/24/14	139,071	(5,817)
	INR/USD	10/14/14	278,888	(3,081)
	JPY/USD	12/17/14	148,686	(5,314)
	KRW/USD	10/14/14	100,940	(60)
	MXN/USD	12/17/14	100,024	(976)
	PEN/USD	10/31/14	143,803	(477)
	PLN/USD	12/17/14	231,098	(7,327)
	TRY/USD	12/17/14	99,108	(1,892)
State Street Bank and Trust	AUD/USD	12/17/14	49,628	(1,076)
	EUR/USD	12/17/14	99,837	(2,184)
UBS AG (London)	BRL/USD	10/14/14	190,707	(12,293)
	BRL/USD	10/27/14	78,645	(1,256)
	EUR/USD	12/17/14	77,646	(1,744)
	INR/USD	10/07/14	98,537	(1,617)
	PLN/USD	12/17/14	272,384	(5,616)
	RUB/USD	11/17/14	379,759	(19,795)
Westpac Banking Corp.	AUD/USD	12/17/14	86,196	(915)
	INR/USD	10/14/14	157,792	(2,173)
	KRW/USD	10/31/14	67,876	(1,567)
	MYR/USD	10/31/14	36,740	(1,260)
TOTAL				$(317,584)

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At September 30, 2014, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Eurodollars	(20)	March 2017	$(4,878,750)	$6,397
Eurodollars	(17)	June 2017	(4,138,863)	7,568
Eurodollars	(11)	September 2017	(2,673,962)	5,758
Ultra Long U.S. Treasury Bonds	(1)	December 2014	(152,500)	63
2 Year U.S. Treasury Notes	23	December 2014	5,033,406	1,337
5 Year U.S. Treasury Notes	2	December 2014	236,516	928
10 Year U.S. Treasury Notes	(19)	December 2014	(2,368,172)	635
20 Year U.S. Treasury Bonds	(7)	December 2014	(965,344)	12,561
TOTAL				$35,247

SWAP CONTRACTS — At September 30, 2014, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

					Rates Exchanged
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*
Bank of America Securities LLC	BRL	460		01/02/17	11.730%	1 month Brazilian Interbank Deposit Average	$(1,044)
	CLP	108,890		07/03/19	6 month CLICP	4.130%	35
		180,350		08/08/19	6 month CLICP	3.850	4,372
	KRW	385,000		10/29/23	3 month KWCDC	3.260	(18,015)
		10,830		01/16/24	3 month KWCDC	3.445	(674)
	MXN	680		03/03/26	6.930	Mexico Interbank TIIE 28 Days	1,627
Barclays Bank PLC	BRL	540		01/04/16	11.555	1 month Brazilian Interbank Deposit Average	560
		440		01/02/17	12.190	1 month Brazilian Interbank Deposit Average	1,179
	KRW	357,150	(a)	09/23/24	3 month KWCDC	3.138	(2,309)
Citibank NA	BRL	120		01/04/16	1 month Brazilian Interbank Deposit Average	11.945	(224)
		250		01/04/16	11.190	1 month Brazilian Interbank Deposit Average	(727)
		980		01/02/17	11.455	1 month Brazilian Interbank Deposit Average	(4,102)
	CLP	55,160		03/13/19	6 month CLICP	4.650	(2,238)
		37,280		09/12/19	6 month CLICP	4.050	428
	KRW	405,460		06/05/23	3 month KWCDC	3.040	(11,960)
		19,600		01/10/24	3 month KWCDC	3.475	(1,270)
	COP	24,640		04/16/24	3 month COP	5.920	258
	KRW	74,700		04/16/24	3 month KWCDC	3.295	(3,782)

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

					Rates Exchanged
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*
Credit Suisse International (London)	CLP	36,600		03/28/16	6 month CLICP	3.860%	$(543)
	BRL	260		01/02/17	11.770%	1 month Brazilian Interbank Deposit Average	(517)
	CLP	42,120		04/28/17	6 month CLICP	3.980	(855)
		22,170		05/12/17	6 month CLICP	3.950	(415)
	BRL	170		01/02/18	11.120	1 month Brazilian Interbank Deposit Average	(1,539)
		1,180		01/02/18	11.935	1 month Brazilian Interbank Deposit Average	(2,438)
	CLP	35,560		02/28/19	6 month CLICP	4.573	(1,300)
		10,000		03/26/19	6 month CLICP	4.540	(318)
	COP	95,320		04/15/19	3 month COP	5.110	243
		69,110		06/18/19	3 month COP	5.350	(32)
Deutsche Bank AG	BRL	250		01/04/16	11.230	1 month Brazilian Interbank Deposit Average	(683)
		1,050		01/04/16	11.650	1 month Brazilian Interbank Deposit Average	(1,105)
		1,850		01/04/16	9.280	1 month Brazilian Interbank Deposit Average	(24,399)
	KRW	61,770		03/03/17	2.850	3 month KWCDC	800
	BRL	140		01/02/18	11.150	1 month Brazilian Interbank Deposit Average	(1,228)
	MXN	990		09/25/18	Mexico Interbank TIIE 28 Days	5.180	(326)
	CLP	9,970		10/22/18	6 month CLICP	4.860	(654)
		16,470		02/24/19	6 month CLICP	4.595	(632)
		49,000		03/26/19	6 month CLICP	4.550	(1,592)
		68,830		04/10/19	6 month CLICP	4.430	(1,923)
	COP	14,300		06/17/19	3 month COP	5.320	2
	KRW	19,460		01/08/24	3 month KWCDC	3.470	(1,254)
		189,410		03/13/24	3 month KWCDC	3.330	(9,956)
		173,010		07/30/24	3 month KWCDC	2.905	(3,125)
	MXN	3,740	(a)	02/15/29	9.625	Mexico Interbank TIIE 28 Days	9,192
JPMorgan Securities, Inc.	COP	67,690		04/22/19	3 month COP	5.190	88
	KRW	91,820		01/07/24	3 month KWCDC	3.471	(5,925)
		8,650		01/13/24	3 month KWCDC	3.465	(554)
		28,590		01/15/24	3 month KWCDC	3.445	(1,781)
		243,740		07/03/24	3 month KWCDC	2.965	(5,738)
		783,210		09/19/24	3 month KWCDC	3.126	(4,724)
Morgan Stanley & Co. International PLC	BRL	1,070		01/02/17	11.565	1 month Brazilian Interbank Deposit Average	(3,700)

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

				Rates Exchanged
Counterparty	Notional Amount (000s)		Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*
Morgan Stanley & Co. International PLC (continued)	BRL	150	01/04/21	1 month Brazilian Interbank Deposit Average	11.410%	$1,130
		540	01/04/16	11.670%	1 month Brazilian Interbank Deposit Average	(523)
	CLP	9,800	04/15/19	6 month CLICP	4.350	(210)
	ZAR	6,350	07/23/20	7.490	3 month JIBAR	(6,547)
	KRW	20,540	01/09/24	3 month KWCDC	3.455	(1,298)
		60,475	01/20/24	3 month KWCDC	3.440	(3,736)
TOTAL						$(116,001)

*	There are no upfront payments on the swap contract(s), therefore the unrealized gain (loss) on the swap contracts is equal to their market value.

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2014.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

				Rates Exchanged		Market Value
Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
ZAR	790		01/06/16	6.212%	3 month JIBAR	$—	$(339)
	2,470		01/08/16	6.164	3 month JIBAR	1	(1,224)
	260		01/09/16	6.218	3 month JIBAR	—	(113)
	1,120		06/13/19	7.640	3 month JIBAR	1	148
	1,230		09/05/19	7.280	3 month JIBAR	(3)	(1,147)
	2,400		09/08/19	7.310	3 month JIBAR	(6)	(2,123)
	$1,200	(a)	12/17/19	3 month LIBOR	2.250%	(4,972)	(5,347)
	1,700	(a)	12/17/21	3 month LIBOR	2.500	(7,497)	(1,932)
ZAR	750		03/14/24	3 month JIBAR	8.550	1	(1,612)
	TOTAL					$(12,475)	$(13,689)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2014.

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at September 30, 2014(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
Bank of America Securities LLC	People’s Republic of China, 4.250%, 10/28/14	$30	(1.000)%	06/20/19	0.809%	$(169)	$(98)
Barclays Bank PLC		30	(1.000)	03/20/19	0.760	(117)	(200)
Citibank NA		480	(1.000)	03/20/19	0.760	(1,945)	(3,142)
		1,060	(1.000)	06/20/19	0.809	(7,438)	(2,008)
JPMorgan Securities, Inc.		30	(1.000)	03/20/19	0.760	(98)	(220)
		170	(1.000)	06/20/19	0.809	(929)	(585)
TOTAL						$(10,696)	$(6,253)

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments

September 30, 2014 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value
	Sovereign Debt Obligations – 55.3%
	Argentina – 1.7%
	Republic of Argentina (NR/NR)
	$1,360,000	8.750%		06/02/17	$1,203,600
EUR	206,416	7.820	(a)	12/31/33	219,651
	$8,776,758	8.280	(a)	12/31/33	7,548,012
	2,453,567	8.280	(a)	12/31/33	2,048,728
EUR	130,135,341	0.000	(g)	12/15/35	12,163,195
	$80,510,000	0.000	(g)	12/15/35	6,118,760
	9,930,000	4.383		12/15/35	724,890

					30,026,836

	Azerbaijan – 0.5%
	Republic of Azerbaijan (NR/Baa3)
	5,490,000	4.750	(b)	03/18/24	5,586,075
	2,300,000	4.750		03/18/24	2,340,250

					7,926,325

	Belarus – 0.2%
	Republic of Belarus (B-/B3)
	3,979,000	8.750		08/03/15	4,058,580
	310,000	8.950		01/26/18	329,375

					4,387,955

	Belize(b)(c) – 0.1%
	Government of Belize (B-/NR)
	2,446,500	5.000		02/20/38	1,804,294

	Brazil – 1.3%
	Brazil Letras do Tesouro Nacional (BBB+/Baa2)(d)
BRL	7,406,000	0.000		01/01/15	2,942,439
	Brazil Notas do Tesouro Nacional (BBB+/Baa2)
	9,362,051	6.000		08/15/40	3,722,049
	Federal Republic of Brazil (BBB-/Baa2)
	$6,260,000	4.250		01/07/25	6,197,400
	Federal Republic of Brazil (BBB+/Baa2)
BRL	23,607,150	6.000		08/15/50	9,302,695

					22,164,583

	Bulgaria – 1.2%
	Republic of Bulgaria (BBB-/Baa2)
EUR	16,040,000	2.950		09/03/24	20,284,654

	Colombia – 1.8%
	Republic of Colombia (BBB/Baa2)
	$3,540,000	8.250		12/22/14	3,596,640
	7,684,000	7.375		03/18/19	9,182,380
	1,560,000	4.375		07/12/21	1,649,700
	9,991,000	4.000		02/26/24	10,115,887
	440,000	8.125		05/21/24	579,700
	2,222,000	6.125		01/18/41	2,599,740
	3,830,000	5.625		02/26/44	4,213,000

					31,937,047

	Costa Rica – 0.5%
	Republic of Costa Rica (BB/Ba1)
	390,000	9.995		08/01/20	493,350
	6,830,000	5.625	(b)	04/30/43	5,839,650
	2,140,000	5.625		04/30/43	1,829,700
	1,430,000	7.000		04/04/44	1,437,150

					9,599,850

Principal Amount		Interest Rate		Maturity Date	Value
	Sovereign Debt Obligations – (continued)
	Croatia – 3.4%
	Republic of Croatia (BB/Ba1)
	$21,547,000	6.250%		04/27/17	$22,893,688
	5,220,000	6.750		11/05/19	5,748,525
	13,740,000	6.375		03/24/21	14,890,725
EUR	10,070,000	3.875		05/30/22	12,791,670
	$3,411,000	5.500		04/04/23	3,509,066

					59,833,674

	Dominican Republic – 3.2%
	Dominican Republic (B+/B1)
	2,371,763	9.040		01/23/18	2,573,363
	3,320,000	7.500	(b)	05/06/21	3,710,100
	14,182,000	7.500		05/06/21	15,848,385
	Dominican Republic (NR/NR)(b)
DOP	198,100,000	18.500		02/04/28	6,106,852
	Dominican Republic (B+/B1)(b)
	$2,247,000	5.875		04/18/24	2,280,705
	Dominican Republic (NR/NR)
DOP	11,200,000	18.500		02/04/28	345,264
	Dominican Republic (B+/B1)
	$1,300,000	5.875		04/18/24	1,319,500
	4,780,000	6.600	(b)	01/28/24	5,126,550
	15,320,000	7.450	(b)	04/30/44	16,392,400
	200,000	6.600		01/28/24	214,500
	1,360,000	7.450		04/30/44	1,455,200

					55,372,819

	Ecuador – 0.6%
	Ecuador Government International Bond (B+/NR)
	7,750,000	7.950	(b)	06/20/24	8,060,000
	2,500,000	7.950		06/20/24	2,600,000

					10,660,000

	Egypt – 0.5%
	Republic of Egypt (B-/Caa1)
	8,530,000	5.750		04/29/20	8,936,028

	El Salvador – 0.8%
	El Salvador Government International Bond (BB-/Ba3)
	690,000	7.375		12/01/19	765,900
	4,800,000	6.375	(b)	01/18/27	4,800,000
	1,870,000	8.250		04/10/32	2,158,934
	1,870,000	7.650		06/15/35	2,000,900
	1,180,000	7.650	(b)	06/15/35	1,262,600
	2,320,000	7.625		02/01/41	2,447,600

					13,435,934

	Gabon – 0.9%
	Republic of Gabon (BB-/NR)
	5,721,800	6.375	(b)	12/12/24	6,085,134
	8,542,000	6.375		12/12/24	9,084,417

					15,169,551

	Ghana – 0.7%
	Republic of Ghana (B/B2)
	3,609,000	8.500		10/04/17	3,870,653
	2,090,000	7.875		08/07/23	2,093,135
	6,620,000	8.125	(b)	01/18/26	6,636,550

					12,600,338

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Principal Amount		Interest Rate		Maturity Date	Value
	Sovereign Debt Obligations – (continued)
	Guatemala – 0.6%
	Republic of Guatemala (BB/Ba1)
	$3,300,000	5.750	%(b)	06/06/22	$3,638,250
	1,350,000	5.750		06/06/22	1,488,375
	1,910,000	4.875	(b)	02/13/28	1,938,783
	2,325,000	4.875		02/13/28	2,360,038
	1,285,000	8.125	(e)	10/06/34	1,689,775

					11,115,221

	Honduras(b) – 1.3%
	Republic of Honduras (B/B3)
	12,410,000	8.750		12/16/20	14,054,325
	8,170,000	7.500		03/15/24	8,721,475

					22,775,800

	Hungary – 0.2%
	Hungary Government Bond (BB/Ba1)
	3,920,000	4.000		03/25/19	4,003,339

	Indonesia – 3.7%
	Perusahaan Penerbit SBSN (BB+/Baa3)
	560,000	3.300		11/21/22	513,100
	Perusahaan Penerbit SBSN (NR/Baa3)(b)
	3,230,000	4.350		09/10/24	3,151,269
	Republic of Indonesia (BB+/Baa3)
	820,000	7.500		01/15/16	879,967
	914,000	11.625		03/04/19	1,215,620
	3,250,000	5.875		03/13/20	3,570,937
	1,460,000	3.750		04/25/22	1,405,250
	6,770,000	3.375		04/15/23	6,279,175
	720,000	5.375		10/17/23	765,000
	4,050,000	5.875	(b)	01/15/24	4,455,000
	2,210,000	5.875		01/15/24	2,431,000
	1,880,000	8.500		10/12/35	2,538,000
	1,550,000	6.625		02/17/37	1,751,500
	3,198,000	7.750	(b)	01/17/38	4,049,467
	14,654,000	7.750		01/17/38	18,555,627
	1,240,000	5.250		01/17/42	1,190,400
	1,030,000	4.625		04/15/43	905,113
	9,480,000	6.750		01/15/44	11,089,704

					64,746,129

	Iraq – 0.6%
	Republic of Iraq (NR/NR)
	11,540,000	5.800		01/15/28	10,357,150

	Ivory Coast(b) – 0.5%
	Republic of Ivory Coast (NR/B1)
	8,910,000	5.375		07/23/24	8,464,500

	Jamaica – 0.3%
	Government of Jamaica (B-/Caa3)
	5,540,000	7.625		07/09/25	5,900,100

	Lithuania – 1.3%
	Republic of Lithuania (A-/Baa1)
	8,540,000	7.375		02/11/20	10,289,163
	9,450,000	6.125		03/09/21	10,946,471
	1,800,000	6.625		02/01/22	2,154,834

					23,390,468

	Sovereign Debt Obligations – (continued)
	Macedonia(b) – 0.4%
	Republic of Macedonia (BB-/NR)
EUR	5,960,000	3.975%		07/24/21	$7,627,900

	Malaysia – 0.9%
	Malaysia Government Bond (NR/NR)
MYR	38,000,000	4.181		07/15/24	11,833,168
	Wakala Global Sukuk Bhd (A-/A3)
	$2,990,000	4.646		07/06/21	3,299,148

					15,132,316

	Mexico – 4.4%
	United Mexican States (BBB+/A3)
	2,364,000	6.050		01/11/40	2,783,610
	United Mexican States (A/A3)
MXN	250,100	8.500		11/18/38	22,051
	United Mexican States (BBB+/A3)
	$5,514,000	3.625		03/15/22	5,596,710
	11,730,000	4.750		03/08/44	11,612,700
	United Mexican States (A/A3)
MXN	4,382,200	7.500		06/03/27	357,301
	10,713,200	8.500		05/31/29	942,620
	United Mexican States (BBB+/A3)
	$3,380,000	4.000		10/02/23	3,491,540
	United Mexican States (A/A3)
MXN	40,476,000	8.000		12/07/23	3,422,446
	United Mexican States (NR/NR)(d)
	241,891,680	0.000		10/16/14	17,962,715
	United Mexican States (A/A3)
	46,958,272	5.000		06/16/16	3,797,728
	United Mexican States (BBB+/A3)
	$4,381,000	5.550		01/21/45	4,862,910
	United Mexican States (NR/A3)
MXN	218,930,300	4.750		06/14/18	16,196,042
	United Mexican States (NR/NR)(d)
	58,704,030	0.000		12/18/14	4,343,849
	20,981,220	0.000		03/19/15	1,540,492

					76,932,714

	Netherlands – 0.7%
	Republic of Mozambique (NR/B1)
	$12,275,000	6.305		09/11/20	12,256,588

	Pakistan – 0.7%
	Islamic Republic of Pakistan (B-/Caa1)
	1,070,000	6.875	(b)	06/01/17	1,079,363
	1,830,000	6.875		06/01/17	1,846,012
	3,500,000	7.250	(b)	04/15/19	3,504,375
	2,550,000	8.250	(b)	04/15/24	2,550,000
	2,900,000	7.875		03/31/36	2,555,625

					11,535,375

	Panama – 2.4%
	Panama Notas del Tesoro (NR/NR)
	920,000	4.875		02/05/21	969,546
	Republic of Panama (BBB/Baa2)
	7,700,000	4.000		09/22/24	7,680,750
	4,438,000	8.875		09/30/27	6,313,055
	2,748,000	9.375	(e)	04/01/29	4,080,780

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value
	Sovereign Debt Obligations – (continued)
	Panama – (continued)
	Republic of Panama (BBB/Baa2) – (continued)
	$18,340,000	6.700%		01/26/36	$22,488,508
	680,000	4.300		04/29/53	586,500

					42,119,139

	Paraguay – 1.8%
	Republic of Paraguay (BB/Ba2)
	9,090,000	4.625	(b)	01/25/23	9,249,075
	6,760,000	4.625		01/25/23	6,878,300
	14,250,000	6.100	(b)	08/11/44	15,069,375

					31,196,750

	Peru – 0.8%
	Republic of Peru (BBB+/A3)
	2,932,000	7.350		07/21/25	3,826,260
	6,201,000	8.750		11/21/33	9,456,525
	1,120,000	6.550		03/14/37	1,411,200

					14,693,985

	Philippines – 1.4%
	Republic of Philippines (BBB/Baa3)
	1,750,000	9.875		01/15/19	2,266,250
	5,869,000	8.375		06/17/19	7,336,250
	4,032,000	4.200		01/21/24	4,253,760
	5,550,000	7.750		01/14/31	7,693,688
	100,000	6.375		01/15/32	124,375
	2,590,000	6.375		10/23/34	3,263,400

					24,937,723

	Romania – 2.2%
	Republic of Romania (BBB-/Baa3)
EUR	137,000	6.500		06/18/18	203,562
	5,920,000	4.875		11/07/19	8,482,950
	12,510,000	4.625		09/18/20	17,904,475
	$710,000	4.875	(b)	01/22/24	749,937
EUR	8,970,000	3.625		04/24/24	12,066,551

					39,407,475

	Russia – 0.5%
	Russian Federation (BBB-/Baa1)
	$9,400,000	4.875		09/16/23	9,235,500
	7,535	7.500	(c)	03/31/30	8,439

					9,243,939

	Serbia(b) – 0.6%
	Republic of Serbia (BB-/B1)
	9,840,000	5.875		12/03/18	10,258,692

	South Africa – 2.6%
	Republic of South Africa (BBB-/Baa1)
	2,516,000	6.875		05/27/19	2,865,095
	16,800,000	5.875		05/30/22	18,522,000
	6,770,000	4.665		01/17/24	6,854,625
	8,046,000	5.875		09/16/25	8,850,600
	8,970,000	5.375		07/24/44	8,958,787

					46,051,107

	Sovereign Debt Obligations – (continued)
	Sri Lanka – 1.0%
	Republic of Sri Lanka (B+/NR)
	$540,000	7.400	%(b)	01/22/15	$547,765
	274,000	7.400		01/22/15	277,940
	Republic of Sri Lanka (B+/B1)
	1,130,000	6.000		01/14/19	1,182,263
	5,310,000	6.000	(b)	01/14/19	5,555,587
	600,000	5.125		04/11/19	606,750
	3,670,000	6.250		10/04/20	3,858,088
	3,560,000	6.250		07/27/21	3,724,650
	2,110,000	5.875		07/25/22	2,157,475

					17,910,518

	Turkey – 3.3%
	Republic of Turkey (NR/Baa3)
	1,060,000	7.500		07/14/17	1,187,200
	2,970,000	7.000		03/11/19	3,333,825
	4,240,000	5.625		03/30/21	4,505,000
	3,260,000	6.250		09/26/22	3,586,000
	13,590,000	5.750		03/22/24	14,405,400
	570,000	7.375		02/05/25	676,163
	610,000	8.000		02/14/34	780,037
	9,331,000	6.875		03/17/36	10,672,331
	1,880,000	6.750		05/30/40	2,124,400
	12,500,000	6.000		01/14/41	12,937,500
	3,720,000	6.625		02/17/45	4,157,100

					58,364,956

	Ukraine – 1.7%
	Financing of Infrastructural Projects State Enterprise (NR/Caa3)
	4,990,000	8.375		11/03/17	4,017,449
	Financing of Infrastrucural Projects State Enterprise (NR/Caa3)
	2,430,000	9.000	(b)	12/07/17	1,989,465
	2,400,000	9.000		12/07/17	1,964,904
	2,030,000	7.400		04/20/18	1,593,956
	Ukraine Government Bond (CCC/Caa3)
	12,461,000	6.250		06/17/16	10,700,884
	3,460,000	6.580		11/21/16	2,941,000
	3,590,000	9.250		07/24/17	3,150,225
	1,500,000	6.750		11/14/17	1,271,250
	2,190,000	7.750		09/23/20	1,856,025

					29,485,158

	Uruguay – 1.6%
	Republic of Uruguay (BBB-/Baa2)
	4,307,707	4.500		08/14/24	4,512,323
	23,522,828	5.100		06/18/50	22,817,143

					27,329,466

	Venezuela – 1.6%
	Republic of Venezuela (CCC+/Caa1)
	14,570,000	9.000		05/07/23	10,126,150
	18,209,600	8.250		10/13/24	12,018,336
	4,650,000	7.650		04/21/25	2,976,000
	817,000	9.250		09/15/27	586,198
	3,090,000	9.250		05/07/28	2,116,650

					27,823,334

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Principal Amount	Interest Rate		Maturity Date	Value
Sovereign Debt Obligations – (continued)
Vietnam – 0.3%
Socialist Republic of Vietnam (BB-/B1)
$4,310,000	6.875%		01/15/16	$4,576,703

Zambia – 0.5%
Republic of Zambia (B+/NR)
9,391,000	5.375		09/20/22	8,897,973

TOTAL SOVEREIGN DEBT OBLIGATIONS
(Cost $972,696,632)				$970,674,406

Foreign Debt Obligations – 1.0%
Supranational – 1.0%
Corporacion Andina de Fomento (AA-/Aa3)
$9,439,000	3.750%		01/15/16	$9,769,648
7,564,000	4.375		06/15/22	8,081,778

TOTAL FOREIGN DEBT OBLIGATIONS
(Cost $17,121,776)				$17,851,426

Corporate Obligations – 31.4%
Azerbaijan – 0.5%
State Oil Company of the Azerbaijan Republic (BB+/Ba1)
$4,110,000	5.450%		02/09/17	$4,285,538
4,120,000	4.750		03/13/23	4,032,450

				8,317,988

Brazil – 1.9%
Banco do Estado do Rio Grande do Sul SA (NR/Ba1)
7,010,000	7.375	(b)	02/02/22	7,320,473
1,300,000	7.375		02/02/22	1,357,577
Brazil Minas SPE via State of Minas Gerais (BBB-/NR)
15,720,000	5.333	(b)	02/15/28	15,562,800
8,690,000	5.333		02/15/28	8,603,100
Independencia International Ltd. (NR/NR)(a)(b)
1,277,436	12.000		12/30/16	—
Raizen Energy Finance Ltd. (BBB/Baa3)
450,000	7.000		02/01/17	495,000

				33,338,950

British Virgin Islands – 1.0%
Arcos Dorados Holdings, Inc. (NR/Ba2)(b)
4,297,000	6.625		09/27/23	4,299,149
PCCW Capital No 4 Ltd. (NR/NR)
2,580,000	5.750		04/17/22	2,766,998
Sinopec Group Overseas Development 2013 Ltd. (AA-/Aa3)(b)
10,350,000	4.375		10/17/23	10,691,965

				17,758,112

Canada – 0.5%
Pacific Rubiales Energy Corp. (BB+/Ba2)(b)(f)
930,000	5.375		01/26/19	936,975
2,067,000	5.125		03/28/23	1,963,650
2,221,000	5.625		01/19/25	2,132,049
PTTEP Canada International Finance Ltd. (BBB+/Baa1)
1,150,000	6.350	(b)	06/12/42	1,323,430
1,460,000	6.350		06/12/42	1,701,893

				8,057,997

Corporate Obligations – (continued)
Chile – 3.3%
AES Gener SA (BBB-/Baa3)
$1,320,000	5.250	%(b)	08/15/21	$1,379,004
5,279,000	5.250		08/15/21	5,514,971
AES Gener SA (NR/Ba2)(b)(f)(g)
3,150,000	8.375		12/18/73	3,535,875
Banco del Estado de Chile
3,550,000	4.125	(b)	10/07/20	3,709,750
2,340,000	3.875	(b)	02/08/22	2,363,400
1,510,000	3.875		02/08/22	1,525,100
CFR International SpA (BB+/NR)(f)
2,180,000	5.125		12/06/22	2,357,114
Corpbanca SA (NR/Baa3)(b)
7,311,000	3.875		09/22/19	7,336,589
E.CL SA (BBB/NR)
2,490,000	5.625	(b)	01/15/21	2,689,200
430,000	5.625		01/15/21	464,400
Embotelladora Andina SA (BBB/NR)(b)
1,500,000	5.000		10/01/23	1,575,750
Empresa de Transporte de Pasajeros Metro SA (AA-/NR)(b)
1,200,000	4.750		02/04/24	1,245,000
ENTEL Chile SA (BBB/Baa2)
6,720,000	4.875	(b)	10/30/24	6,902,784
910,000	4.875		10/30/24	934,752
GNL Quintero SA (BBB/Baa2)
12,930,000	4.634	(b)	07/31/29	12,849,187
200,000	4.634		07/31/29	198,750
Sociedad Quimica y Minera de Chile SA (BBB/Baa1)
1,360,000	5.500		04/21/20	1,485,800
2,333,000	3.625		04/03/23	2,239,680

				58,307,106

Colombia – 1.1%
Banco de Bogota SA (BBB-/Baa1)
1,450,000	5.000	(b)	01/15/17	1,529,750
4,324,000	5.000		01/15/17	4,561,820
Bancolombia SA (NR/Baa2)
3,520,000	5.950		06/03/21	3,854,400
Ecopetrol SA (BBB/Baa2)
1,470,000	7.375		09/18/43	1,777,348
Empresas Publicas de Medellin ESP (NR/Baa3)
2,469,000	7.625		07/29/19	2,925,765
Transportadora de Gas Internacional SA ESP (BBB-/Baa3)(f)
2,600,000	5.700	(b)	03/20/22	2,756,000
2,240,000	5.700		03/20/22	2,374,400

				19,779,483

Costa Rica – 1.2%
Banco de Costa Rica (NR/Ba1)
4,870,000	5.250	(b)	08/12/18	4,967,400
1,010,000	5.250		08/12/18	1,030,200
Banco Nacional de Costa Rica (NR/Ba1)
4,490,000	4.875	(b)	11/01/18	4,523,675
380,000	4.875		11/01/18	382,850
9,180,000	6.250	(b)	11/01/23	9,202,950

				20,107,075

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value
	Corporate Obligations – (continued)
	Croatia(b) – 0.0%
	Hrvatska Elektroprivreda (BB-/Ba2)
	$290,000	6.000%		11/09/17	$302,325

	Dominican Republic(c)(f) – 0.2%
	Aeropuertos Dominicanos Siglo XXI SA (B+/B1)
	2,812,000	9.750		11/13/19	2,699,520

	Guatemala(f) – 0.2%
	Central American Bottling Corp. (BB/Ba2)
	2,560,000	6.750	(b)	02/09/22	2,756,039
	1,274,000	6.750		02/09/22	1,372,950

					4,128,989

	Hong Kong – 3.4%
	Biostime International Holdings Ltd. (NR/NR)(d)
HKD	16,000,000	0.000		02/20/19	1,901,430
	China Unicom Ltd. (NR/NR)
CNH	26,830,000	4.000		04/16/17	4,322,786
	CITIC Ltd. (BBB+/A3)
	$36,820,000	6.800		01/17/23	42,377,173
	CITIC Pacific Ltd. (BBB+/A3)
	2,850,000	6.875		01/21/18	3,195,534
	1,400,000	6.375		04/10/20	1,577,394
	530,000	6.625		04/15/21	605,785
	Metropolitan Light International Ltd. (NR/NR)(f)
	4,220,000	5.250		01/17/18	4,251,650
	Sun Hung Kai Properties Capital Market Ltd. (A+/A1)
	2,130,000	4.500		02/14/22	2,242,570

					60,474,322

	Hungary(b) – 0.2%
	MFB Magyar Fejlesztesi Bank Zrt (NR/Ba1)
	2,510,000	6.250		10/21/20	2,753,470

	Indonesia – 1.2%
	Pertamina Persero PT (BB+/Baa3)
	2,820,000	5.625		05/20/43	2,566,200
	5,900,000	5.625	(b)	05/20/43	5,377,349
	1,200,000	6.450	(b)	05/30/44	1,216,260
	Perusahaan Gas Negara Persero Tbk PT (BB+/Baa3)(b)
	12,300,000	5.125		05/16/24	12,346,125

					21,505,934

	Ireland – 1.5%
	AHML Finance Ltd. (BBB-/Baa1)(b)
RUB	103,900,000	7.750		02/13/18	2,382,568
	EDC Finance Ltd. (BB+/NR)
	$2,270,000	4.875	(b)	04/17/20	2,031,650
	1,800,000	4.875		04/17/20	1,611,000
	Mobile Telesystems OJSC via MTS International Funding Ltd. (BBB-/Baa3)
	5,501,000	8.625		06/22/20	5,831,060
	MTS International Funding Ltd. (BBB-/Baa3)
	2,283,000	5.000		05/30/23	1,957,672
	Phosagro OAO via Phosagro Bond Funding Ltd. (NR/Baa3)
	3,830,000	4.204	(b)	02/13/18	3,686,375
	1,510,000	4.204		02/13/18	1,453,375
	Sibur Securities Ltd. (NR/Ba1)
	5,020,000	3.914	(b)	01/31/18	4,587,025
	520,000	3.914		01/31/18	475,150

	Corporate Obligations – (continued)
	Ireland – (continued)
	Uralkali OJSC via Uralkali Finance Ltd. (NR/Baa3)(b)
	$1,630,000	3.723%		04/30/18	$1,552,575
	VIP Finance Ireland Ltd. for OJSC Vimpel Communications (BB/Ba3)
	270,000	9.125		04/30/18	290,588
	1,230,000	7.748	(b)	02/02/21	1,262,287

					27,121,325

	Israel(b) – 0.2%
	Delek & Avner Tamar Bond Ltd. (BBB-/Baa3)
	1,200,000	2.803		12/30/16	1,197,000
	1,200,000	3.839		12/30/18	1,200,000
	Israel Electric Corp. Ltd. (BBB-/Baa3)
	730,000	5.625		06/21/18	775,625

					3,172,625

	Ivory Coast – 0.3%
	Agromercantil Senior Trust (BB/NR)(b)
	3,320,000	6.250		04/10/19	3,452,038
	Comcel Trust (NR/Ba1)(f)
	330,000	6.875		02/06/24	349,800
	Comunicaciones Celulares SA (NR/Ba1)(b)(f)
	810,000	6.875		02/06/24	854,550

					4,656,388

	Kazakhstan – 1.2%
	Kazakhstan Temir Zholy Finance BV (BBB-/Baa3)
	1,200,000	6.950	(b)	07/10/42	1,293,600
	200,000	6.950		07/10/42	215,600
	Kazatomprom (NR/Baa3)
	700,000	6.250	(b)	05/20/15	721,875
	1,780,000	6.250		05/20/15	1,835,625
	KazMunayGas National Co. (BBB-/Baa3)
	2,100,000	11.750	(b)	01/23/15	2,160,375
	4,300,000	11.750		01/23/15	4,423,625
	2,220,000	9.125		07/02/18	2,597,400
	7,039,000	5.750	(b)	04/30/43	6,619,441
	2,018,000	5.750		04/30/43	1,884,294

					21,751,835

	Luxembourg – 3.0%
	Gazprom Neft OAO Via GPN Capital SA (BBB-/Baa2)
	3,878,000	4.375		09/19/22	3,325,385
	14,080,000	6.000	(b)	11/27/23	13,235,200
	8,230,000	6.000		11/27/23	7,736,200
	MHP SA (CCC/NR)
	2,040,000	8.250		04/02/20	1,726,330
	Millicom International Cellular SA (NR/Ba2)(b)(f)
	2,450,000	4.750		05/22/20	2,327,500
	Offshore Drilling Holding SA (BB/NR)(b)(f)
	3,561,000	8.625		09/20/20	3,770,209
	Tupy Overseas SA (BB-/NR)(f)
	4,880,000	6.625	(b)	07/17/24	4,977,600
	340,000	6.625		07/17/24	346,800
	Wind Acquisition Finance SA (BB/Ba3)(b)(f)
EUR	3,000,000	4.000		07/15/20	3,731,746
	Wind Acquisition Finance SA (NR/Ba3)(b)(f)
	$2,340,000	4.750		07/15/20	2,246,400

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Principal Amount		Interest Rate		Maturity Date	Value
	Corporate Obligations – (continued)
	Luxembourg – (continued)
	Wind Acquisition Finance SA (B/Caa1)(b)(f)
	$9,730,000	7.375%		04/23/21	$9,766,487

					53,189,857

	Mexico – 2.3%
	America Movil SAB de CV (A-/A2)
MXN	19,010,000	6.000		06/09/19	1,425,301
	Cemex SAB de CV (B+/NR)(b)(f)
EUR	1,770,000	4.750		01/11/22	2,241,188
	$3,770,000	5.700		01/11/25	3,641,820
	GEO Maquinaria (CC/NR)
	371,739	9.625	(b)	05/02/21	104,087
	483,261	9.625		05/02/21	135,313
	Grupo Cementos de Chihuahua SAB de CV (B/NR)(b)(f)
	710,000	8.125		02/08/20	766,343
	Metalsa SA de CV (BB+/NR)(b)
	3,540,000	4.900		04/24/23	3,424,950
	Pemex Project Funding Master Trust (BBB+/A3)
	4,490,000	6.625		06/15/35	5,191,562
	Petroleos Mexicanos (BBB+/A3)
	300,000	5.500		01/21/21	328,545
	15,730,000	6.375	(b)	01/23/45	17,787,484
	1,100,000	6.375		01/23/45	1,243,880
	Trust F/1401 (NR/Baa2)
	2,110,000	6.950	(b)	01/30/44	2,310,450
	1,010,000	6.950		01/30/44	1,100,900

					39,701,823

	Netherlands – 0.8%
	Greenko Dutch BV (B/NR)(b)(f)
	4,530,000	8.000		08/01/19	4,432,424
	Listrindo Capital BV (BB-/Ba2)(f)
	3,560,000	6.950		02/21/19	3,764,700
	Lukoil International Finance BV (BBB-/Baa2)
	1,270,000	7.250		11/05/19	1,343,025
	1,650,000	6.125		11/09/20	1,654,125
	VimpelCom Holdings BV (BB/Ba3)
	490,000	7.504	(b)	03/01/22	495,512
	2,580,000	7.504		03/01/22	2,609,025

					14,298,811

	Paraguay – 0.8%
	Banco Continental SAECA (BB/Ba2)(f)
	1,900,000	8.875	(b)	10/15/17	2,052,000
	2,090,000	8.875		10/15/17	2,272,163
	Banco Regional SAECA (BB-/Ba2)
	905,000	8.125		01/24/19	982,196
	6,070,000	8.125	(b)	01/24/19	6,646,650
	Telefonica Celular del Paraguay SA (NR/Ba3)(f)
	1,970,000	6.750		12/13/22	2,043,720

					13,996,729

	Peru – 1.2%
	Abengoa Transmision Sur SA (BBB-/NR)
	200,000	6.875		04/30/43	221,000
	6,100,000	6.875	(b)	04/30/43	6,740,500

	Corporate Obligations – (continued)
	Peru – (continued)
	Corp Financiera de Desarrollo SA (BBB+/NR)
	$389,000	4.750	%(b)	02/08/22	$404,560
	4,208,000	4.750		02/08/22	4,376,320
	Corp Lindley S.A. (BB+/NR)
	1,630,000	6.750	(b)	11/23/21	1,793,000
	5,980,000	6.750		11/23/21	6,578,000
	120,000	4.625	(b)	04/12/23	116,400

					20,229,780

	Philippines – 0.8%
	Alliance Global Group, Inc. (NR/NR)
	1,500,000	6.500		08/18/17	1,620,000
	Development Bank of Philippines (BBB/NR)
	1,610,000	5.500		03/25/21	1,754,900
	Energy Development Corp. (NR/NR)
	6,795,000	6.500		01/20/21	7,372,575
	San Miguel Corp. (NR/NR)(f)
	4,254,000	4.875		04/26/23	3,913,680

					14,661,155

	Singapore – 0.4%
	Berau Capital Resources Pte Ltd. (B/B2)(f)
	1,210,000	12.500		07/08/15	937,750
	Bumi Investment Pte Ltd. (CCC-/Ca)
	1,150,000	10.750		10/06/17	488,750
	Olam International Ltd. (NR/NR)
	5,190,000	6.750	(f)	01/29/18	5,378,138
	400,000	7.500		08/12/20	452,000

					7,256,638

	South Africa(b) – 0.1%
	ZAR Sovereign Capital Fund (NR/Baa1)
	2,320,000	3.903		06/24/20	2,291,000

	Thailand(b)(g) – 0.8%
	PTT Exploration & Production PCL (BBB-/Baa3)
	12,980,000	4.875		12/29/49	13,113,045

	Turkey – 0.2%
	Export Credit Bank of Turkey (BB+/Baa3)
	270,000	5.375	(b)	11/04/16	281,475
	2,240,000	5.375		11/04/16	2,335,200
	Hazine Mustesarligi Varlik Kiralama AS (NR/Baa3)
	208,000	2.803		03/26/18	202,521

					2,819,196

	United Arab Emirates – 0.7%
	Dolphin Energy Ltd. (NR/A1)
	1,901,900	5.888		06/15/19	2,092,090
	2,980,000	5.500		12/15/21	3,337,898
	Ruwais Power Co. PJSC (A-/A3)
	5,990,000	6.000	(b)	08/31/36	6,708,800
	830,000	6.000		08/31/36	929,600

					13,068,388

	United Kingdom – 0.2%
	Ukreximbank Via Biz Finance PLC (NR/Caa3)
	290,000	8.375		04/27/15	240,700
	3,910,000	8.750		01/22/18	2,914,768

					3,155,468

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value
	Corporate Obligations – (continued)
	United States – 1.0%
	Brazil Loan Trust 1 (BBB-/NR)
	$13,430,000	5.477	%(b)	07/24/23	$13,765,750
	3,019,000	5.477		07/24/23	3,094,475
	New Cotai LLC/New Cotai Capital Corp. (NR/NR)(b)(f)(h)
	1,084,601	10.625		05/01/19	1,212,833

					18,073,058

	Venezuela – 1.2%
	Petroleos de Venezuela SA (CCC+/NR)
	12,880,000	9.000		11/17/21	8,597,400
	5,695,000	6.000		11/15/26	2,868,856
	Petroleos de Venezuela SA (NR/Caa1)
	3,839,000	9.750		05/17/35	2,478,075
	Petroleos de Venezuela SA (CCC+/NR)
	15,390,000	6.000		05/16/24	7,868,137

					21,812,468

	Vietnam(f) – 0.0%
	Debt and Asset Trading Corp. (NR/NR)
	660,000	1.000		10/10/25	346,500

	TOTAL CORPORATE OBLIGATIONS
	(Cost $556,331,613)				$552,247,360

	Agency Debentures(d) – 4.3%
	FHLB
	$30,500,000	0.000%		11/19/14	$30,499,451
	44,500,000	0.000		12/17/14	44,498,576

	TOTAL AGENCY DEBENTURES
	(Cost $74,993,788)				$74,998,027

	Structured Note – 0.5%
	Brazil – 0.5%
	Notas do Tesouro Nacional Series B (Issuer HSBC Corp.) (NR/NR)
BRL	23,897,866	6.000%		08/15/40	$9,501,020
	(Cost $13,980,224)

	Municipal Debt Obligations – 2.5%
	Puerto Rico – 2.5%
	Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2008 A (BB-/Caa1)
	$1,525,000	6.000%		07/01/44	$1,124,703
	Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2012 A (BB-/Caa1)
	305,000	5.125		07/01/37	216,565
	640,000	5.250		07/01/42	454,349
	Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2012 D (BB-/Caa1)
	305,000	5.000		07/01/33	216,620
	Puerto Rico Commonwealth GO Bonds Refunding Public Improvement Series 2006 A (BB/B2)
	80,000	5.250		07/01/23	63,834

	Municipal Debt Obligations – (continued)
	Puerto Rico – (continued)
	Puerto Rico Commonwealth GO Bonds Refunding Public Improvement Series 2009 B (BB/B2)
	$1,385,000	5.750%		07/01/38	$1,064,137
	Puerto Rico Commonwealth GO Bonds Refunding Public Improvement Series 2012 A (BB/B2)
	1,210,000	5.500		07/01/26	962,785
	Puerto Rico Commonwealth GO Bonds Series 2008 A (BB/B2)
	1,315,000	5.375		07/01/33	989,984
	Puerto Rico Commonwealth GO Bonds Series 2014 A (BB/B2)
	17,850,000	8.000		07/01/35	15,708,357
	Puerto Rico Highways & Transportation Authority RB Refunding Series 2007 CC (AA/A2)
	125,000	5.250		07/01/36	122,450
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2009 A (BBB-/B1)
	4,600,000	5.500		08/01/22	4,130,064
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2009 A (BBB-/B1)
	3,725,000	5.250		08/01/27	3,100,988
	340,000	6.750		08/01/32	267,526
	4,950,000	5.750		08/01/37	4,041,823
	1,960,000	6.500		08/01/44	1,658,513
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 A (BBB-/B1)
	8,465,000	5.500		08/01/37	6,634,782
	900,000	5.375		08/01/39	686,709
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 C (BBB-/B1)
	660,000	6.000		08/01/39	540,263
	1,575,000	5.250		08/01/41	1,162,161
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2011 A-1 (BBB-/B1)
	15,000	5.250		08/01/43	10,982

	TOTAL MUNICIPAL DEBT OBLIGATIONS
	(Cost $42,258,199)				$43,157,595

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
	(Cost $1,677,382,232)				$1,668,429,834

	Short-term Investment(i) – 3.7%
	Repurchase Agreement – 3.7%
	Joint Repurchase Agreement Account II
	$65,100,000	0.012%		10/01/14	$65,100,000
	(Cost $65,100,000)

	TOTAL INVESTMENTS – 98.7%
	(Cost $1,742,482,232)				$1,733,529,834

	OTHER ASSETS IN EXCESS OF LIABILITIES – 1.3%				22,822,522

	NET ASSETS – 100.0%				$1,756,352,356

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Security is currently in default and/or non-income producing.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $480,056,283, which represents approximately 27.3% of net assets as of September 30, 2014.
(c)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at September 30, 2014.
(d)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(e)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect at September 30, 2014.
(f)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(g)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at September 30, 2014.
(h)	Pay-in-kind securities.
(i)	Joint repurchase agreement was entered into on September 30, 2014. Additional information appears on page 123.

Security ratings disclosed, if any, are obtained from by Standard & Poor’s/Moody’s Investor Service. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazilian Real
CNH	—Chinese Yuan Renminbi Offshore
DOP	—Dominican Peso
EUR	—Euro
HKD	—Hong Kong Dollar
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
ILS	—Israeli Shekel
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
PHP	—Philippine Peso
PLN	—Polish Zloty
RUB	—Russian Ruble
SGD	—Singapore Dollar
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar

Investment Abbreviations:
FHLB	—Federal Home Loan Bank
GO	—General Obligation
KLIBOR	—Kuala Lumpur Interbank Offered Rate
KWCDC	—South Korean Won Certificate of Deposit
LIBOR	—London Interbank Offered Rate
NR	—Not Rated
RB	—Revenue Bond
TIIE	—La Tasa de Interbank Equilibrium Interest Rate

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2014, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Bank of America Securities LLC	USD/EUR	12/17/14	$48,112,624	$1,581,909
	USD/JPY	12/17/14	2,430,447	55,553
	USD/MYR	10/03/14	3,907,303	51,897
Barclays Bank PLC	USD/AUD	12/17/14	4,227,951	173,659
	USD/BRL	10/24/14	8,495,814	680,678
	USD/ILS	12/17/14	5,146,477	356,913
	USD/INR	10/07/14	9,745,010	153,990
	USD/INR	10/27/14	4,873,144	77,856
	USD/KRW	10/27/14	7,367,438	71,062
	USD/MYR	10/03/14	3,149,964	10,232
BNP Paribas SA	EUR/PLN	12/17/14	4,881,828	10,189
	EUR/USD	12/17/14	4,940,040	675
	USD/AUD	12/17/14	9,580,803	256,751
	USD/BRL	10/22/14	4,796,863	140,137
	USD/MYR	10/20/14	4,877,434	78,566
	USD/RUB	10/27/14	9,752,050	165,950
	USD/TRY	12/17/14	4,418,837	215,618
Citibank NA (London)	PHP/USD	10/20/14	2,468,503	503
	USD/INR	10/14/14	9,784,549	171,451
	USD/PHP	10/14/14	2,428,551	57,449
	USD/SGD	12/17/14	7,845,375	131,399
	USD/TRY	12/17/14	4,821,205	160,795
	USD/TWD	10/17/14	9,807,726	103,274
	USD/TWD	10/20/14	9,803,022	86,978
Credit Suisse International (London)	USD/RUB	10/02/14	4,719,772	248,228
Deutsche Bank AG (London)	RUB/USD	11/17/14	985,535	1,724
	USD/CNH	12/17/14	24,031,341	105,072
	USD/EUR	12/17/14	2,425,156	60,486
	USD/INR	10/07/14	332,404	1,585
	USD/KRW	10/14/14	9,751,487	204,513
	USD/MXN	12/17/14	9,744,422	130,578
	USD/MYR	10/07/14	11,066,667	317,333
	USD/PHP	10/14/14	2,429,031	56,969
	USD/PHP	10/20/14	4,876,314	68,686
	USD/RUB	10/02/14	993,985	73
	USD/RUB	11/17/14	4,274,900	304,364
HSBC Bank PLC	TWD/USD	10/20/14	4,959,096	3,096
	USD/BRL	10/27/14	6,878,669	108,153
	USD/CNH	12/17/14	19,805,015	20,985
	USD/JPY	12/17/14	2,419,007	52,993
	USD/KRW	10/22/14	1,456,517	18,464
	USD/KRW	10/23/14	3,410,806	44,194
	USD/SGD	12/17/14	11,304,203	212,415
	USD/TRY	12/17/14	4,707,231	237,507
JPMorgan Chase Bank (London)	MXN/USD	12/17/14	4,972,381	16,381
	USD/EUR	10/30/14	75,982,547	1,959,515
	USD/EUR	12/17/14	2,463,069	20,600
	USD/IDR	10/31/14	3,446,268	69,503
	USD/INR	10/29/14	7,009,206	84,794

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
JPMorgan Chase Bank (London) (continued)	USD/JPY	12/17/14	$9,114,720	$410,765
	USD/MXN	12/17/14	25,286,295	440,905
	USD/RUB	10/20/14	2,402,749	66,251
	USD/RUB	11/17/14	4,185,917	267,574
	USD/TRY	12/17/14	9,577,232	386,768
Merrill Lynch International Bank Ltd.	MXN/USD	10/31/14	3,182,720	15,413
Morgan Stanley & Co. International PLC	TWD/USD	10/17/14	9,875,241	5,241
	USD/AUD	12/17/14	717,091	24,654
	USD/ILS	12/17/14	8,357,734	512,696
	USD/TRY	12/17/14	4,477,137	223,345
Royal Bank of Canada	USD/AUD	12/17/14	4,919,260	18,162
	USD/JPY	12/17/14	1,225,163	9,337
Royal Bank of Scotland PLC	USD/EUR	12/17/14	2,421,997	61,471
	USD/HKD	11/13/14	1,464,141	1,594
	USD/JPY	12/17/14	1,588,864	6,922
	USD/TRY	12/17/14	9,654,559	220,441
Standard Chartered Bank	USD/AUD	12/17/14	1,913,385	77,894
	USD/CNH	12/17/14	19,757,665	64,335
	USD/EUR	12/17/14	2,417,574	66,150
	USD/TRY	12/17/14	4,307,564	221,029
State Street Bank and Trust	AUD/USD	12/17/14	2,465,725	11,740
	USD/JPY	12/17/14	7,244,475	169,525
UBS AG (London)	USD/BRL	10/14/14	9,825,856	105,144
	USD/BRL	10/24/14	15,385,032	1,276,813
	USD/HUF	12/17/14	6,879,697	171,671
	USD/MXN	10/31/14	61,051,989	1,200,135
Westpac Banking Corp.	AUD/USD	12/17/14	4,941,897	12,541
	USD/AUD	12/17/14	2,590,905	100,446
	USD/EUR	10/30/14	17,003,478	424,240
	USD/EUR	12/17/14	71,129,493	1,684,667
	USD/MYR	10/07/14	5,230,318	151,798
	USD/MYR	10/20/14	4,692,130	91,653
	USD/SGD	12/17/14	9,865,922	186,150
TOTAL				$17,829,165

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Bank of America Securities LLC	EUR/USD	12/17/14	$12,158,639	$(215,375)
	HUF/USD	12/17/14	4,858,797	(92,203)
Barclays Bank PLC	EUR/PLN	12/17/14	9,827,064	(68,306)
	EUR/USD	12/17/14	2,423,893	(56,428)
	ILS/USD	12/17/14	2,374,938	(71,981)
	INR/USD	10/07/14	5,275,956	(58,937)
	INR/USD	10/27/14	6,252,931	(113,234)
	JPY/USD	12/17/14	2,391,639	(99,361)
	MYR/USD	10/20/14	3,959,110	(5,890)
	MYR/USD	10/29/14	5,606,804	(29,817)
	PLN/USD	12/17/14	6,555,370	(215,416)
	TWD/USD	10/27/14	4,920,195	(32,805)

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
BNP Paribas SA	AUD/USD	12/17/14	$2,417,838	$(40,504)
	ILS/USD	12/17/14	7,336,113	(94,887)
	INR/USD	10/14/14	3,156,906	(42,952)
	PLN/USD	12/17/14	6,608,608	(152,444)
Citibank NA (London)	AUD/USD	12/17/14	2,426,545	(36,104)
	IDR/USD	10/31/14	3,147,770	(123,916)
	ILS/USD	12/17/14	4,368,076	(109,924)
	MXN/USD	12/17/14	11,481,439	(155,015)
	MYR/USD	10/03/14	4,389,198	(105,501)
	PHP/USD	10/29/14	2,470,514	(9,486)
Credit Suisse International (London)	RUB/USD	10/02/14	4,642,742	(307,258)
	RUB/USD	10/27/14	9,622,509	(282,491)
Deutsche Bank AG (London)	AUD/USD	12/17/14	4,729,455	(184,712)
	EUR/USD	12/17/14	14,629,291	(295,724)
	IDR/USD	11/03/14	4,926,981	(8,019)
	INR/USD	10/29/14	330,329	(2,417)
	KRW/USD	10/31/14	2,417,201	(65,485)
	PHP/USD	10/20/14	4,952,711	(3,289)
	PLN/USD	12/17/14	4,916,719	(176,411)
	RUB/USD	10/02/14	1,071,015	(56,223)
HSBC Bank PLC	EUR/USD	12/17/14	6,072,369	(109,845)
	INR/USD	10/27/14	5,781,088	(89,324)
	MXN/USD	12/17/14	11,372,937	(144,472)
	RUB/USD	10/17/14	2,400,605	(71,395)
	SGD/USD	12/17/14	9,822,856	(82,144)
JPMorgan Chase Bank (London)	JPY/USD	12/17/14	9,657,706	(232,294)
	MYR/USD	10/03/14	2,668,069	(58,091)
	MYR/USD	10/07/14	1,918,788	(34,201)
	MYR/USD	10/20/14	2,469,231	(8,769)
	RUB/USD	11/17/14	898,578	(36,884)
	TRY/USD	12/17/14	3,636,450	(77,550)
	USD/MXN	12/17/14	14,910,305	(32,305)
Merrill Lynch International Bank Ltd.	EUR/USD	10/30/14	5,891,610	(118,478)
Morgan Stanley & Co. International PLC	AUD/USD	12/17/14	2,385,623	(84,583)
	BRL/USD	10/14/14	4,198,778	(183,521)
	BRL/USD	10/27/14	4,845,539	(105,461)
	EUR/HUF	12/17/14	2,492,398	(47,022)
	EUR/USD	12/17/14	14,806,849	(77,617)
	INR/USD	10/27/14	5,823,629	(94,326)
	KRW/USD	10/27/14	4,857,710	(95,290)
Royal Bank of Canada	EUR/USD	12/17/14	4,895,808	(92,083)
	JPY/USD	12/17/14	4,758,216	(222,784)
	MXN/USD	12/17/14	22,269,597	(443,844)
Royal Bank of Scotland PLC	TRY/USD	12/17/14	23,853,661	(755,222)
	USD/TRY	12/17/14	4,974,061	(18,061)
Standard Chartered Bank	CNH/USD	12/17/14	19,757,621	(107,379)
	INR/USD	10/14/14	18,660,789	(206,092)
	JPY/USD	12/17/14	7,215,116	(257,884)
	KRW/USD	10/14/14	4,932,091	(2,909)
	MXN/USD	12/17/14	17,215,201	(380,439)
	PLN/USD	12/17/14	5,681,272	(180,134)
	TRY/USD	12/17/14	4,856,297	(92,703)

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
State Street Bank and Trust	AUD/USD	12/17/14	$2,402,166	$(52,075)
	EUR/USD	12/17/14	4,875,588	(106,672)
UBS AG (London)	BRL/USD	10/14/14	9,332,379	(601,621)
	INR/USD	10/07/14	4,801,459	(78,756)
	PLN/USD	12/17/14	6,632,067	(136,733)
	RUB/USD	11/17/14	3,695,339	(282,069)
Westpac Banking Corp.	AUD/USD	12/17/14	4,867,891	(51,687)
	INR/USD	10/14/14	6,096,320	(83,957)
TOTAL				$(9,249,191)

FUTURES CONTRACTS — At September 30, 2014, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Eurodollars	(1,139)	March 2017	$(277,844,813)	$363,780
Eurodollars	(948)	June 2017	(230,802,450)	415,090
Eurodollars	(567)	September 2017	(137,830,612)	295,328
Ultra Long U.S. Treasury Bonds	139	December 2014	21,197,500	(351,394)
2 Year U.S. Treasury Notes	175	December 2014	38,297,656	(8,909)
5 Year U.S. Treasury Notes	644	December 2014	76,158,032	110,536
10 Year U.S. Treasury Notes	(925)	December 2014	(115,292,578)	(379,966)
20 Year U.S. Treasury Bonds	(91)	December 2014	(12,549,469)	(139,279)
TOTAL				$305,186

SWAP CONTRACTS — At September 30, 2014, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

				Rates Exchanged
Counterparty		Notional Amount (000s)	Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*
Bank of America Securities LLC	KRW	733,290	01/16/24	3 month KWCDC	3.445%	$(45,654)
	MXN	14,640	03/03/26	6.930%	Mexico Interbank TIIE 28 Days	35,028
Barclays Bank PLC	KRW	1,000,000	08/09/23	3 month KWCDC	3.440	(59,973)
	MYR	6,800	08/14/23	3 month KLIBOR	4.485	(29,576)
Citibank NA	BRL	15,410	01/04/16	11.190	1 month Brazilian Interbank Deposit Average	(44,784)
	KRW	4,820,980	03/07/17	2.875	3 month KWCDC	65,043
	MYR	18,970	09/17/18	3 month KLIBOR	3.830	25,459
		11,920	09/24/18	3 month KLIBOR	3.785	22,125
		20,280	11/19/18	3 month KLIBOR	3.915	9,735
		9,040	11/21/18	3 month KLIBOR	3.960	(245)
	BRL	5,910	01/04/21	10.730	1 month Brazilian Interbank Deposit Average	(97,836)
	KRW	12,731,400	08/08/23	3 month KWCDC	3.450	(772,095)
		2,069,140	08/16/23	3 month KWCDC	3.485	(131,393)
		2,648,200	08/21/23	3 month KWCDC	3.625	(196,538)
	MYR	14,950	11/15/23	3 month KLIBOR	4.450	(48,494)

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

					Rates Exchanged
Counterparty		Notional Amount (000s)		Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*
Credit Suisse International (London)	BRL	7,820		01/04/21	11.040%	1 month Brazilian Interbank Deposit Average	$(97,149)
Deutsche Bank Securities, Inc.		15,170		01/04/16	11.230	1 month Brazilian Interbank Deposit Average	(41,458)
		64,600		01/04/16	11.650	1 month Brazilian Interbank Deposit Average	(67,971)
	KRW	4,252,430		03/03/17	2.850	3 month KWCDC	55,057
	BRL	26,130		01/02/18	11.870	1 month Brazilian Interbank Deposit Average	(68,922)
	MYR	19,420		09/13/18	3 month KLIBOR	3.920%	4,747
	MXN	60,090		09/25/18	Mexico Interbank TIIE 28 Days	5.180	(19,781)
	MYR	16,090		11/14/18	3 month KLIBOR	3.880	14,081
	BRL	8,470		01/04/21	11.015	1 month Brazilian Interbank Deposit Average	(108,018)
		25,340		01/04/21	11.230	1 month Brazilian Interbank Deposit Average	(251,818)
	KRW	21,700,000	(a)	12/21/22	3 month KWCDC	3.390	(496,716)
		1,400,000	(a)	01/08/23	3 month KWCDC	3.390	(31,749)
	MYR	5,830		08/14/23	3 month KLIBOR	4.490	(26,027)
JPMorgan Securities, Inc.	KRW	38,314,470		03/05/17	2.889	3 month KWCDC	531,548
	MYR	11,150		12/11/18	3 month KLIBOR	3.972	(604)
	BRL	5,910		01/04/21	11.045	1 month Brazilian Interbank Deposit Average	(72,962)
	KRW	3,387,950		08/13/23	3 month KWCDC	3.415	(196,696)
	MYR	6,450		08/15/23	3 month KLIBOR	4.520	(33,131)
	KRW	2,607,840		08/19/23	3 month KWCDC	3.563	(181,180)
	MYR	9,260		09/26/23	3 month KLIBOR	4.330	(3,845)
	KRW	770,160		12/23/23	3 month KWCDC	3.470	(48,428)
		3,270,720		01/07/24	3 month KWCDC	3.471	(211,040)
		977,430		01/13/24	3 month KWCDC	3.465	(62,484)
		1,936,610		01/15/24	3 month KWCDC	3.445	(120,613)
		50		01/16/24	3 month KWCDC	3.457	(3)
		2,699,030		01/27/24	3 month KWCDC	3.383	(153,986)
Morgan Stanley & Co. International PLC	BRL	32,670		01/04/16	11.670	1 month Brazilian Interbank Deposit Average	(31,671)
	MYR	23,990		11/20/18	3 month KLIBOR	3.934	6,884
	KRW	6,983,920	(a)	12/11/22	3 month KWCDC	3.260	(123,452)
		18,128,470	(a)	12/12/22	3 month KWCDC	3.290	(342,698)
		18,128,470	(a)	12/13/22	3 month KWCDC	3.300	(349,645)
		33,000,000	(a)	01/08/23	3 month KWCDC	3.380	(734,878)
		2,022,340		08/16/23	3 month KWCDC	3.485	(128,465)
		1,611,030		01/09/24	3 month KWCDC	3.455	(101,829)
TOTAL							$(4,764,100)

*	There are no upfront payments on the swap contract(s), therefore the unrealized gain/loss of the swap contract(s) is equal to their market value.
(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2014.

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

				Rates Exchanged		Market Value
Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
MXN	103,600		09/25/18	Mexico Interbank TIIE 28 Days	5.190%	$31	$(38,152)
	$69,600	(a)	12/17/19	3 month LIBOR	2.250	(711,163)	112,665
	46,200	(a)	12/17/21	3 month LIBOR	2.500	(311,990)	55,765
	TOTAL					$(1,023,122)	$130,278

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2014.

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at September 30, 2014(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
Bank of America Securities LLC	People’s Republic of China 4.250%, 10/28/14	$1,100	(1.000)%	03/20/19	0.760%	$(1,860)	$(9,795)
		2,680	(1.000)	06/20/19	0.809	(15,551)	(8,331)
Barclays Bank PLC		4,140	(1.000)	03/20/19	0.760	(14,483)	(29,381)
		3,350	(1.000)	09/20/19	0.853	(48,385)	24,090
Citibank NA		28,220	(1.000)	03/20/19	0.760	(86,341)	(212,649)
		600	(1.000)	03/20/19	0.760	(3,578)	(2,779)
		6,200	(1.000)	03/20/19	0.760	(44,980)	(20,709)
		12,360	(1.000)	06/20/19	0.809	(5,426)	(104,716)
		25,480	(1.000)	06/20/19	0.809	(167,605)	(59,450)
JPMorgan Securities, Inc.		3,900	(1.000)	03/20/19	0.760	(12,249)	(29,071)
		6,200	(1.000)	03/20/19	0.760	(43,520)	(22,169)
		4,400	(1.000)	06/20/19	0.809	(25,576)	(13,632)
		7,400	(1.000)	09/20/19	0.853	(106,905)	53,236
Protection Sold:
Citibank NA	Federative Republic of Brazil 12.250%, 03/06/30	4,000	1.000	09/20/24	2.339	(319,341)	(110,899)
JPMorgan Securities, Inc.		900	1.000	06/20/24	2.319	(73,380)	(20,336)
Morgan Stanley & Co. International PLC		7,530	1.000	06/20/24	2.319	(724,987)	(59,111)
TOTAL						$(1,694,167)	$(625,702)

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments

September 30, 2014 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – 89.9%
Airlines – 0.6%
Air Canada (BB-/Ba3)(a)
$10,000,000	6.750%	10/01/19	$10,600,000
Air Canada (BB+/Ba2)(a)
2,548,206	5.375	11/15/22	2,606,433
Continental Airlines 2012-3 Class C Pass Thru Certificates (B+/B1)
8,100,000	6.125	04/29/18	8,484,750
United Airlines 2014-1 Class B Pass Through Trust (BB+/NR)
3,950,000	4.750	10/11/23	3,940,125
United Continental Holdings, Inc. (B/B2)
1,750,000	6.375	06/01/18	1,833,125

			27,464,433

Automotive – 0.5%
Chrysler Group LLC (B/B1)
11,800,000	8.000	06/15/19	12,508,000
9,850,000	8.250	06/15/21	10,761,125
General Motors Liquidation Co. (NR/NR)(b)
7,125,000	7.125	07/15/13	—
2,000,000	7.700	04/15/16	—
1,000,000	8.800	03/01/49	—
14,500,000	8.375	07/15/49	—

			23,269,125

Automotive Parts – 1.4%
American Axle & Manufacturing, Inc. (B+/B2)
3,000,000	5.125	02/15/19	3,000,000
5,000,000	6.250	03/15/21	5,200,000
5,000,000	6.625	10/15/22	5,300,000
Gates Global LLC (B/Caa2)(a)
30,000,000	6.000	07/15/22	28,500,000
Schaeffler Finance BV (BB-/Ba2)(a)
9,800,000	4.250	05/15/21	9,457,000
Schaeffler Holding Finance BV (B/B1)(a)(c)
7,200,000	6.875	08/15/18	7,488,000
Stackpole International Intermediate Co. (B+/B2)(a)
6,000,000	7.750	10/15/21	6,030,000

			64,975,000

Banks – 3.4%
Bank of America Corp. (BB/Ba3)(d)
4,500,000	8.000	01/30/49	4,826,250
11,700,000	6.250	09/05/49	11,583,000
6,200,000	5.125	12/29/49	6,006,250
Barclays Bank PLC (B/NR)(d)
6,200,000	8.250	12/15/49	6,339,500
Citigroup, Inc. (BB/Ba3)(d)
11,350,000	6.300	12/29/49	11,222,313
14,000,000	5.900	12/31/49	13,790,000
Credit Suisse Group AG (BB/NR)(a)(d)
16,500,000	7.500	12/11/49	17,344,800
23,000,000	6.250	12/31/49	22,252,500
HSBC Holdings PLC (NR/Baa3)(d)
13,500,000	6.375	09/17/49	13,447,643
JPMorgan Chase & Co. (BBB-/Ba1)(d)
4,500,000	5.000	07/01/49	4,386,600

Corporate Obligations – (continued)
Banks – (continued)
Lloyds Banking Group PLC (B+/NR)(d)
$15,297,000	7.500%	12/31/49	$15,755,910
Nordea Bank AB (BBB/NR)(a)(d)
12,100,000	5.500	09/23/49	11,888,250
Royal Bank of Scotland Group PLC (BB/Ba3)
2,530,000	6.125	12/15/22	2,677,848
8,470,000	6.100	06/10/23	8,943,424
Royal Bank of Scotland PLC (BB+/NR)(d)
8,850,000	9.500	03/16/22	10,089,000

			160,553,288

Building Materials – 1.1%
Atrium Windows & Doors, Inc. (B-/Caa1)(a)
11,150,000	7.750	05/01/19	10,815,500
Builders FirstSource, Inc. (B/Caa1)(a)
7,000,000	7.625	06/01/21	7,000,000
Gibraltar Industries, Inc. (BB-/NR)
4,000,000	6.250	02/01/21	4,100,000
Hardwoods Acquisition, Inc. (B/B3)(a)
6,930,000	7.500	08/01/21	6,930,000
Safway Group Holding LLC/Safway Finance Corp. (B/B3)(a)
2,900,000	7.000	05/15/18	2,929,000
Summit Materials LLC/Summit Materials Finance Corp. (B-/Caa1)
4,750,000	10.500	01/31/20	5,213,125
1,650,000	10.500 (a)	01/31/20	1,810,875
Transfield Services Ltd. (B+/Ba3)(a)
4,350,000	8.375	05/15/20	4,524,000
Zachry Holdings, Inc. (B+/B2)(a)
8,850,000	7.500	02/01/20	9,137,625

			52,460,125

Capital Goods – 0.2%
Dynacast International LLC/Dynacast Finance, Inc. (B/B2)
8,000,000	9.250	07/15/19	8,620,000

Chemicals – 2.2%
Ashland, Inc. (BB/Ba1)
6,450,000	3.875	04/15/18	6,466,125
11,000,000	4.750	08/15/22	10,725,000
Eagle Spinco, Inc. (BB/Ba3)
11,100,000	4.625	02/15/21	10,683,750
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC (CCC+/Caa1)
13,000,000	8.875	02/01/18	13,195,000
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC (CCC+/Caa2)
5,000,000	9.000	11/15/20	4,762,500
Huntsman International LLC (B+/B1)
5,950,000	4.875	11/15/20	5,845,875
Momentive Performance Materials, Inc. (NR/WR)(b)
13,000,000	8.875	10/15/20	11,667,500
Rayonier AM Products, Inc. (BB+/Ba3)(a)
3,450,000	5.500	06/01/24	3,312,000
Rockwood Specialties Group, Inc. (BBB-/Ba1)
8,825,000	4.625	10/15/20	9,111,813

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal Amount		Interest Rate		Maturity Date	Value
	Corporate Obligations – (continued)
	Chemicals – (continued)
	SPCM SA (BB+/Ba3)(a)
	$4,900,000	6.000%		01/15/22	$5,213,279
	US Coatings Acquisition, Inc./Axalta Coating Systems Dutch Holding B BV (B+/B1)
EUR	7,000,000	5.750		02/01/21	9,339,121
	US Coatings Acquisition, Inc./Flash Dutch 2 BV (B-/Caa1)(a)
	$7,265,000	7.375		05/01/21	7,750,847
	WR Grace & Co. (BB+/Ba3)(a)
	3,000,000	5.125		10/01/21	3,037,500
	2,150,000	5.625		10/01/24	2,193,000

					103,303,310

	Conglomerates – 0.3%
	Park-Ohio Industries, Inc. (B-/B3)
	12,500,000	8.125		04/01/21	13,375,000

	Construction Machinery – 1.4%
	Accudyne Industries Borrower/Accudyne Industries LLC (CCC+/Caa1)(a)
	7,050,000	7.750		12/15/20	7,261,500
	Cleaver-Brooks, Inc. (B/B2)(a)
	5,150,000	8.750		12/15/19	5,600,625
	Dematic SA/DH Services Luxembourg Sarl (CCC+/Caa1)(a)
	15,250,000	7.750		12/15/20	16,012,500
	Mcron Finance Sub LLC (B/B1)(a)
	4,560,000	8.375		05/15/19	4,839,300
	Milacron LLC/Mcron Finance Corp. (B-/Caa1)(a)
	10,000,000	7.750		02/15/21	10,562,500
	The Manitowoc Co., Inc. (BB-/B2)
	6,000,000	8.500		11/01/20	6,450,000
	5,000,000	5.875		10/15/22	5,150,000
	Vander Intermediate Holding II Corp. (CCC+/Caa2)(a)(c)
	5,700,000	9.750		02/01/19	5,942,250
	Waterjet Holdings, Inc. (B/B2)(a)
	4,450,000	7.625		02/01/20	4,605,750

					66,424,425

	Consumer Products – Household & Leisure – 1.1%
	Radio Systems Corp. (B/B3)(a)
	9,000,000	8.375		11/01/19	9,720,000
	Serta Simmons Holdings LLC (CCC+/Caa1)(a)
	9,400,000	8.125		10/01/20	9,940,500
	Spectrum Brands, Inc. (B/B3)
	3,750,000	6.375		11/15/20	3,909,375
	4,000,000	6.625		11/15/22	4,190,000
	Springs Industries, Inc. (B/B2)
	7,150,000	6.250		06/01/21	7,024,875
	The Sun Products Corp. (CCC/Caa2)(a)
	19,100,000	7.750		03/15/21	14,659,250
	Visant Corp. (CCC+/Caa2)
	2,641,000	10.000		10/01/17	2,357,093

					51,801,093

	Consumer Products – Industrial – 1.6%
	HD Supply, Inc. (B+/B1)
	3,500,000	8.125		04/15/19	3,780,000

	Corporate Obligations – (continued)
	Consumer Products – Industrial – (continued)
	HD Supply, Inc. (CCC+/B3)
	$10,200,000	11.000%		04/15/20	$11,577,000
	HD Supply, Inc. (CCC+/Caa2)
	30,922,000	7.500		07/15/20	32,081,575
	18,000,000	11.500		07/15/20	20,700,000
	WESCO Distribution, Inc. (B+/B1)
	8,000,000	5.375		12/15/21	7,960,000

					76,098,575

	Consumer Products – Non Durable – 1.6%
	Anna Merger Sub, Inc. (CCC+/Caa1)(a)
	12,350,000	7.750		10/01/22	12,411,750
	APX Group, Inc. (B/Ba3)
	12,000,000	6.375		12/01/19	11,655,000
	APX Group, Inc. (CCC+/Caa1)
	5,000,000	8.750		12/01/20	4,525,000
	Constellation Brands, Inc. (BB+/Ba1)
	10,000,000	3.750		05/01/21	9,800,000
	9,550,000	4.250		05/01/23	9,359,000
	Prestige Brands, Inc. (B-/Caa1)
	2,700,000	8.125		02/01/20	2,882,250
	4,700,000	5.375	(a)	12/15/21	4,453,250
	Sally Holdings LLC (BB+/Ba2)
	18,700,000	5.750		06/01/22	19,074,000
	650,000	5.500		11/01/23	653,250

					74,813,500

	Emerging Markets(a) – 0.5%
	Digicel Group Ltd. (NR/Caa1)
	11,800,000	8.250		09/30/20	12,124,500
	5,000,000	7.125		04/01/22	5,000,000
	Digicel Ltd. (NR/B1)
	8,000,000	7.000		02/15/20	8,120,000

					25,244,500

	Energy – Coal – 0.5%
	Arch Coal, Inc. (CCC+/B3)(a)
	2,050,000	8.000		01/15/19	1,763,000
	Arch Coal, Inc. (CCC+/Caa1)
	3,000,000	7.000		06/15/19	1,642,500
	7,950,000	9.875		06/15/19	4,611,000
	Peabody Energy Corp. (BB-/Ba3)
	10,000,000	6.000		11/15/18	9,800,000
	Peabody Energy Corp. (B-/B2)
	7,250,000	4.750		12/15/41	4,996,214

					22,812,714

	Energy – Exploration & Production – 9.4%
	Antero Resources Corp. (BB/B1)(a)
	7,900,000	5.125		12/01/22	7,682,750
	Antero Resources Finance Corp. (BB/B1)
	8,550,000	5.375		11/01/21	8,507,250
	Athlon Holdings LP/Athlon Finance Corp. (CCC+/B3)
	15,000,000	7.375		04/15/21	16,275,000
	6,250,000	6.000	(a)	05/01/22	6,703,125

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Energy – Exploration & Production – (continued)
Berry Petroleum Co. (BB-/B1)
$10,150,000	6.375%	09/15/22	$9,870,875
California Resources Corp. (BB/Ba1)(a)
15,450,000	6.000	11/15/24	15,836,250
Chaparral Energy, Inc. (B-/B3)
7,000,000	9.875	10/01/20	7,525,000
3,175,000	8.250	09/01/21	3,349,625
10,000,000	7.625	11/15/22	10,350,000
Concho Resources, Inc. (BB+/Ba3)
760,000	7.000	01/15/21	809,400
4,650,000	6.500	01/15/22	4,940,625
6,900,000	5.500	10/01/22	7,107,000
11,800,000	5.500	04/01/23	12,213,000
CrownRock LP/CrownRock Finance, Inc. (B/Caa1)(a)
16,000,000	7.125	04/15/21	16,640,000
Diamondback Energy, Inc. (B-/B3)(a)
6,250,000	7.625	10/01/21	6,734,375
Gulfmark Offshore, Inc. (BB-/B1)
9,250,000	6.375	03/15/22	9,018,750
Halcon Resources Corp. (CCC+/Caa1)
7,800,000	9.750	07/15/20	7,878,000
11,000,000	8.875	05/15/21	10,890,000
Kodiak Oil & Gas Corp. (B/B3)
12,000,000	8.125	12/01/19	12,900,000
5,000,000	5.500	01/15/21	5,062,500
3,300,000	5.500	02/01/22	3,333,000
Laredo Petroleum, Inc. (B/B2)
12,850,000	9.500	02/15/19	13,653,125
3,000,000	5.625	01/15/22	2,947,500
3,389,000	7.375	05/01/22	3,566,923
Linn Energy LLC/Linn Energy Finance Corp. (B/B1)
9,850,000	6.250	11/01/19	9,665,312
2,850,000	7.750	02/01/21	2,885,625
Magnum Hunter Resources Corp. (CCC/NR)
25,000,000	9.750	05/15/20	26,437,500
MEG Energy Corp. (BB/B1)(a)
7,500,000	6.500	03/15/21	7,575,000
22,550,000	6.375	01/30/23	22,690,937
11,000,000	7.000	03/31/24	11,385,000
Memorial Production Partners LP/Memorial Production Finance Corp. (B-/Caa1)
17,000,000	7.625	05/01/21	17,085,000
2,200,000	6.875 (a)	08/01/22	2,101,000
Oasis Petroleum, Inc. (B+/B2)
9,250,000	6.875	03/15/22	9,805,000
Parsley Energy LLC/Parsley Finance Corp. (CCC+/Caa2)(a)
5,350,000	7.500	02/15/22	5,517,188
Resolute Energy Corp. (CCC+/B3)
12,600,000	8.500	05/01/20	12,663,000
Rosetta Resources, Inc. (B+/B1)
7,300,000	5.625	05/01/21	7,154,000
5,450,000	5.875	06/01/24	5,341,000
RSP Permian, Inc. (B-/B3)(a)
5,650,000	6.625	10/01/22	5,678,250
Samson Investment Co. (CCC+/B3)
18,000,000	9.750	02/15/20	16,560,000

Corporate Obligations – (continued)
Energy – Exploration & Production – (continued)
SandRidge Energy, Inc. (B-/B2)
$2,900,000	8.750%	01/15/20	$2,987,000
2,500,000	8.125	10/15/22	2,493,750
Seven Generations Energy Ltd. (CCC/Caa1)(a)
12,500,000	8.250	05/15/20	13,503,750
SM Energy Co. (BB/Ba2)
5,000,000	6.500	11/15/21	5,275,000
20,000,000	5.000	01/15/24	19,200,000
Vanguard Natural Resourses LLC/VNR Finance Corp. (B/B3)
15,000,000	7.875	04/01/20	15,525,000
Whiting Petroleum Corp. (BB+/Ba2)
12,300,000	5.750	03/15/21	13,007,250

			438,329,635

Energy – Services – 0.8%
Atwood Oceanics, Inc. (BB/Ba3)
9,725,000	6.500	02/01/20	9,943,813
CVR Refining LLC/Coffeyville Finance, Inc. (B+/B2)
7,500,000	6.500	11/01/22	7,650,000
FTS International, Inc. (B/B2)(a)
7,900,000	6.250	05/01/22	7,761,750
Trinidad Drilling Ltd. (BB/B1)(a)
10,000,000	7.875	01/15/19	10,343,700

			35,699,263

Entertainment & Leisure – 0.4%
Regal Entertainment Group (B-/B3)
3,800,000	5.750	03/15/22	3,809,500
Viking Cruises Ltd. (B+/B3)(a)
11,079,000	8.500	10/15/22	12,103,808
WMG Acquisition Corp. (B+/B1)(a)
300,000	5.625	04/15/22	300,750
WMG Acquisition Corp. (B/Caa1)(a)
5,000,000	6.750	04/15/22	4,812,500

			21,026,558

Environmental – 0.7%
ADS Waste Holdings, Inc. (CCC+/Caa2)
20,000,000	8.250	10/01/20	20,900,000
Casella Waste Systems, Inc. (CCC+/Caa1)
12,500,000	7.750	02/15/19	12,531,250

			33,431,250

Finance – 6.0%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (BB+/Ba2)(a)
5,000,000	3.750	05/15/19	4,862,500
Aircastle Ltd. (BB+/Ba3)
5,600,000	4.625	12/15/18	5,607,000
8,000,000	6.250	12/01/19	8,430,000
Ally Financial, Inc. (BB/B1)
20,000,000	6.250	12/01/17	21,550,000
5,250,000	8.000	03/15/20	6,116,250
Ally Financial, Inc. (NR/B1)
6,000,000	5.125	09/30/24	5,880,000
Ally Financial, Inc. (BB/B1)
16,000,000	8.000	11/01/31	19,960,000

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal Amount		Interest Rate		Maturity Date	Value
	Corporate Obligations – (continued)
	Finance – (continued)
	CIT Group, Inc. (BB-/Ba3)
	$4,500,000	5.000%		05/15/17	$4,612,500
	9,950,000	5.250		03/15/18	10,248,500
	16,000,000	5.500	(a)	02/15/19	16,680,000
	2,042,000	5.375		05/15/20	2,103,260
	Harbinger Group, Inc. (B+/Ba3)
	9,000,000	7.875		07/15/19	9,573,750
	International Lease Finance Corp. (BBB-/Ba1)(a)
	4,900,000	7.125		09/01/18	5,500,250
	International Lease Finance Corp. (BB+/Ba2)
	15,550,000	5.875		04/01/19	16,405,250
	8,450,000	6.250		05/15/19	9,083,750
	3,000,000	4.625		04/15/21	2,985,000
	Jefferies Finance LLC/JFIN Co-Issuer Corp. (B/B1)(a)
	9,150,000	7.375		04/01/20	9,401,625
	4,500,000	6.875		04/15/22	4,466,250
	Jefferies LoanCore LLC/JLC Finance Corp. (B/B2)(a)
	8,000,000	6.875		06/01/20	7,760,000
	Nationstar Mortgage LLC/Nationstar Capital Corp. (B+/B2)
	7,700,000	6.500		08/01/18	7,584,500
	5,200,000	7.875		10/01/20	5,213,000
	14,450,000	6.500		07/01/21	13,655,250
	Navient LLC (BB/Ba3)
	7,000,000	8.450		06/15/18	7,924,491
	15,900,000	5.500		01/15/19	16,251,271
	10,000,000	4.875		06/17/19	10,018,232
	12,000,000	8.000		03/25/20	13,486,755
	5,350,000	6.125		03/25/24	5,239,942
	1,200,000	5.625		08/01/33	1,016,961
	Rialto Holdings LLC/Rialto Corp. (B/B2)(a)
	11,300,000	7.000		12/01/18	11,582,500
	Speedy Cash Intermediate Holdings Corp. (B/Caa1)(a)
	13,500,000	10.750		05/15/18	13,533,750
	Synovus Financial Corp. (BB-/B1)
	4,250,000	7.875		02/15/19	4,738,750

					281,471,287

	Food – 1.6%
	B&G Foods, Inc. (BB-/B1)
	12,300,000	4.625		06/01/21	11,715,750
	Cott Beverages, Inc. (B+/B3)(a)
	10,000,000	5.375		07/01/22	9,650,000
	Post Holdings, Inc. (B/B2)
	16,550,000	6.750	(a)	12/01/21	15,888,000
	11,050,000	7.375		02/15/22	10,994,750
	6,050,000	6.000	(a)	12/15/22	5,535,750
	Shearer’s Foods LLC/Chip Finance Corp. (B/B1)(a)
	6,957,000	9.000		11/01/19	7,565,737
	The WhiteWave Foods Co. (BB-/B1)
	3,050,000	5.375		10/01/22	3,095,750
	TreeHouse Foods, Inc. (BB/Ba2)
	3,500,000	4.875		03/15/22	3,447,500
	Wells Enterprises, Inc. (B+/B3)(a)
	9,196,000	6.750		02/01/20	9,379,920

					77,273,157

	Corporate Obligations – (continued)
	Gaming – 5.1%
	Caesars Entertainment Operating Co., Inc. (CCC-/Caa2)
	$31,050,000	9.000%		02/15/20	$23,830,875
	Churchill Downs, Inc. (BB/B1)(a)
	10,000,000	5.375		12/15/21	10,000,000
	Downstream Development Authority of the Quapaw Tribe of Oklahoma (B/B3)(a)
	10,700,000	10.500		07/01/19	11,261,750
	Gala Electric Casinos PLC (CCC+/Caa2)
GBP	1,000,000	11.500		06/01/19	1,717,187
	Gala Group Finance PLC (B+/B2)
	3,060,000	8.875		09/01/18	5,169,665
	GLP Capital LP/GLP Financing II, Inc. (BBB-/Ba1)
	$18,165,000	4.875		11/01/20	18,437,475
	15,000,000	5.375		11/01/23	15,337,500
	Marina District Finance Co., Inc. (B+/B2)
	5,000,000	9.875		08/15/18	5,237,500
	MGM Resorts International (B+/B3)
	8,350,000	6.875		04/01/16	8,830,125
	10,000,000	10.000		11/01/16	11,275,000
	24,750,000	6.750		10/01/20	26,296,875
	25,000,000	6.625		12/15/21	26,312,500
	11,650,000	7.750		03/15/22	12,960,625
	New Red Finance, Inc. (B-/Caa1)(a)
	37,350,000	6.000		04/01/22	37,069,875
	River Cree Enterprises LP (B-/NR)(a)
CAD	7,200,000	11.000		01/20/21	6,985,276
	Seminole Hard Rock Entertainment, Inc. (BB-/B2)(a)
	$10,400,000	5.875		05/15/21	10,036,000
	Wynn Macau Ltd. (BB/Ba2)(a)
	9,000,000	5.250		10/15/21	8,640,000

					239,398,228

	Health Care – Medical Products – 0.8%
	DJO Finance LLC/DJO Finance Corp. (CCC/Caa2)
	5,000,000	9.750		10/15/17	5,137,500
	DJO Finance LLC/DJO Finance Corp. (CCC+/Caa1)
	7,000,000	9.875		04/15/18	7,350,000
	Fresenius Medical Care US Finance II, Inc. (BB+/Ba2)(a)
	8,650,000	5.625		07/31/19	9,104,125
	4,505,000	5.875		01/31/22	4,786,563
	Fresenius Medical Care US Finance, Inc. (BB+/Ba2)(a)
	4,550,000	5.750		02/15/21	4,800,250
	Fresenius US Finance II, Inc. (BB+/Ba1)(a)
	5,450,000	4.250		02/01/21	5,490,875

					36,669,313

	Health Care – Pharmaceuticals(a) – 0.8%
	Valeant Pharmaceuticals International, Inc. (B/B1)
	5,147,000	6.750		08/15/18	5,417,218
	25,000,000	6.375		10/15/20	25,687,500
	6,000,000	5.625		12/01/21	5,977,500
	50,000	7.250		07/15/22	52,875

					37,135,093

	Health Care – Services – 5.6%
	21st Century Oncology, Inc. (B-/Caa2)
	2,150,000	8.875		01/15/17	2,214,500

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Health Care – Services – (continued)
21st Century Oncology, Inc. (CCC/Caa3)
$10,700,000	9.875%	04/15/17	$10,379,000
Amsurg Corp. (B-/B3)(a)
5,900,000	5.625	07/15/22	5,841,000
CHS/Community Health Systems, Inc. (BB/Ba2)
15,000,000	5.125	08/15/18	15,412,500
CHS/Community Health Systems, Inc. (B-/B3)(a)
29,000,000	6.875	02/01/22	30,232,500
CHS/Community Health Systems, Inc. (BB/Ba2)(a)
5,000,000	5.125	08/01/21	5,012,500
Crimson Merger Sub, Inc. (CCC+/Caa1)(a)
19,000,000	6.625	05/15/22	17,385,000
Envision Healthcare Corp. (B/B3)(a)
4,700,000	5.125	07/01/22	4,629,500
HCA Holdings, Inc. (B-/B3)
4,750,000	6.250	02/15/21	4,963,750
HCA, Inc. (BB/Ba3)
3,000,000	3.750	03/15/19	2,947,500
35,000,000	6.500	02/15/20	38,237,500
12,000,000	7.250	09/15/20	12,600,000
10,000,000	5.000	03/15/24	9,837,500
HCA, Inc. (B-/B3)
38,500,000	7.500	02/15/22	43,408,750
Lifepoint Hospitals, Inc. (BB-/Ba2)
16,000,000	5.500	12/01/21	16,200,000
MPH Acquisition Holdings LLC (CCC+/Caa1)(a)
5,300,000	6.625	04/01/22	5,353,000
MPT Operating Partnership LP/MPT Finance Corp. (BB/Ba1)
19,500,000	6.875	05/01/21	20,865,000
14,200,000	6.375	02/15/22	15,123,000

			260,642,500

Home Construction – 2.3%
Beazer Homes USA, Inc. (CCC/Caa2)
4,300,000	7.500	09/15/21	4,375,250
3,150,000	7.250	02/01/23	3,134,250
Brookfield Residential Properties, Inc. (BB-/B2)(a)
6,000,000	6.500	12/15/20	6,317,400
2,650,000	6.125	07/01/22	2,711,215
Century Communities, Inc. (B/B3)(a)
3,675,000	6.875	05/15/22	3,702,562
CPG Merger Sub LLC (CCC+/Caa2)(a)
5,700,000	8.000	10/01/21	5,785,500
D.R. Horton, Inc. (BB/Ba1)
5,000,000	3.750	03/01/19	4,862,500
3,000,000	4.750	02/15/23	2,910,000
Lennar Corp. (BB/Ba3)
2,000,000	6.950	06/01/18	2,180,000
7,600,000	4.500	06/15/19	7,486,000
3,000,000	4.750	11/15/22	2,880,000
Meritage Homes Corp. (BB-/Ba3)
3,000,000	7.150	04/15/20	3,225,000
5,000,000	7.000	04/01/22	5,325,000
Ryland Group Co. (BB-/B1)
5,000,000	5.375	10/01/22	4,875,000

Corporate Obligations – (continued)
Home Construction – (continued)
Standard Pacific Corp. (B+/B1)
$6,000,000	6.250%	12/15/21	$6,112,500
The Ryland Group, Inc. (BB-/B1)
6,000,000	0.250	06/01/19	5,484,918
Toll Brothers Finance Corp. (BB+/Ba1)
5,000,000	5.875	02/15/22	5,312,500
5,850,000	4.375	04/15/23	5,616,000
Weyerhaeuser Real Estate Co. (BB-/B1)(a)
6,250,000	4.375	06/15/19	6,109,375
5,400,000	5.875	06/15/24	5,386,500
WLH PNW Finance Corp. (NR/B3)(a)
10,250,000	7.000	08/15/22	10,378,125
Woodside Homes Co. LLC/Woodside Homes Finance, Inc. (B/B3)(a)
3,625,000	6.750	12/15/21	3,588,750

			107,758,345

Life Insurance(a) – 0.1%
Fidelity & Guaranty Life Holdings, Inc. (BB-/Ba3)
3,700,000	6.375	04/01/21	3,875,750

Lodging – 0.5%
Felcor Lodging LP (B-/B2)
7,300,000	5.625	03/01/23	7,190,500
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp. (B/B3)(a)
8,050,000	5.625	10/15/21	8,291,500
New Cotai LLC/New Cotai Capital Corp. (NR/NR)(a)(c)
7,452,210	10.625	05/01/19	8,333,279

			23,815,279

Machinery – 0.7%
Aecom Technology Corp. (BB-/Ba3)(a)
3,850,000	5.750	10/15/22	3,860,268
4,850,000	5.875	10/15/24	4,874,408
Constellation Enterprises LLC (B-/Caa1)(a)
10,370,000	10.625	02/01/16	9,333,000
Dresser-Rand Group, Inc. (B+/Ba3)
8,000,000	6.500	05/01/21	8,640,000
EnPro Industries, Inc. (BB-/B1)(a)
4,450,000	5.875	09/15/22	4,539,000

			31,246,676

Media – Broadcasting & Radio – 2.1%
Entercom Radio LLC (B-/Caa1)
9,700,000	10.500	12/01/19	10,694,250
Gannett Co., Inc. (BB+/Ba1)
7,000,000	5.125	07/15/20	7,070,000
iHeartCommunications, Inc. (CCC+/Caa1)
15,000,000	9.000	12/15/19	15,093,750
iHeartCommunications, Inc. (CCC-/NR)(c)
2,020,000	14.000	02/01/21	1,853,350
Nexstar Broadcasting, Inc. (B/Caa1)
6,350,000	6.875	11/15/20	6,524,625
Sirius XM Radio, Inc. (BB/B1)(a)
400,000	4.250	05/15/20	382,000
3,900,000	5.875	10/01/20	3,939,000

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal Amount		Interest Rate		Maturity Date	Value
	Corporate Obligations – (continued)
	Media – Broadcasting & Radio – (continued)
	Sirius XM Radio, Inc. (BB/B1)(a) – (continued)
	$8,850,000	5.750%		08/01/21	$8,850,000
	9,750,000	6.000		07/15/24	9,871,875
	Univision Communications, Inc. (CCC+/Caa2)(a)
	10,000,000	8.500		05/15/21	10,600,000
	Univision Communications, Inc. (B+/B2)(a)
	16,506,000	6.750		09/15/22	17,702,685
	4,200,000	5.125		05/15/23	4,252,500

					96,834,035

	Media – Cable – 4.3%
	Adelphia Communications Corp. (NR/NR)(b)
	2,000,000	10.250		06/15/49	17,500
	CCO Holdings LLC/CCO Holdings Capital Corp. (B/B1)
	5,500,000	7.375		06/01/20	5,816,250
	10,000,000	6.500		04/30/21	10,425,000
	10,000,000	6.625		01/31/22	10,500,000
	11,000,000	5.750		09/01/23	10,972,500
	Cequel Communications Holdings I LLC/Cequel Capital Corp. (B-/B3)(a)
	25,600,000	5.125		12/15/21	24,384,000
	CSC Holdings LLC (BB/Ba2)
	5,100,000	8.625		02/15/19	5,826,750
	7,650,000	6.750		11/15/21	8,147,250
	7,000,000	5.250	(a)	06/01/24	6,720,000
	DISH DBS Corp. (BB-/Ba3)
	5,400,000	4.250		04/01/18	5,420,250
	800,000	7.875		09/01/19	908,000
	22,000,000	6.750		06/01/21	23,595,000
	Harron Communications LP/Harron Finance Corp. (B-/Caa1)(a)
	6,730,000	9.125		04/01/20	7,403,000
	Lynx II Corp. (B/B2)(a)
	4,000,000	6.375		04/15/23	4,130,000
	Midcontinent Communications & Midcontinent Finance Corp. (B-/B3)(a)
	7,500,000	6.250		08/01/21	7,575,000
	Numericable Group SA (B+/Ba3)(a)
	19,400,000	6.000		05/15/22	19,545,500
	UPC Holding BV (B/B2)
EUR	5,000,000	8.375		08/15/20	6,810,179
	2,600,000	6.375		09/15/22	3,529,766
CHF	12,350,000	6.750	(a)	03/15/23	14,151,209
	Virgin Media Secured Finance PLC (BB-/Ba3)(a)
	$16,000,000	5.375		04/15/21	16,120,000
	VTR Finance BV (B+/B1)(a)
	10,000,000	6.875		01/15/24	10,268,800

					202,265,954

	Media – Diversified – 0.3%
	Videotron Ltd. (BB/Ba2)
	8,450,000	5.000		07/15/22	8,365,500
	8,000,000	5.375	(a)	06/15/24	7,920,000

					16,285,500

	Media – Non Cable(a) – 0.2%
	Getty Images, Inc. (CCC+/Caa2)
	14,000,000	7.000		10/15/20	10,325,000

	Corporate Obligations – (continued)
	Metals – 1.6%
	AK Steel Corp. (B-/Caa1)
	$12,000,000	7.625%		05/15/20	$11,850,000
	4,850,000	7.625		10/01/21	4,680,250
	Alcoa, Inc. (BBB-/Ba1)
	3,219,000	6.150		08/15/20	3,545,804
	9,850,000	5.125		10/01/24	9,824,678
	ArcelorMittal (BB+/Ba1)
	3,700,000	6.000		03/01/21	3,875,750
	10,000,000	6.750		02/25/22	10,697,500
	Commercial Metals Co. (BB+/Ba2)
	7,792,000	4.875		05/15/23	7,538,760
	Steel Dynamics, Inc. (BB+/Ba2)
	5,650,000	5.125	(a)	10/01/21	5,720,625
	8,650,000	5.250		04/15/23	8,693,250
	6,150,000	5.500	(a)	10/01/24	6,257,625

					72,684,242

	Mining(a) – 0.4%
	Calcipar SA (BB/Ba3)
	7,005,000	6.875		05/01/18	7,215,150
	Magnetation LLC/Mag Finance Corp. (B-/B3)
	3,700,000	11.000		05/15/18	3,727,750
	New Gold, Inc. (BB-/B2)
	1,098,000	7.000		04/15/20	1,161,135
	8,000,000	6.250		11/15/22	8,080,000

					20,184,035

	Packaging – 2.7%
	Ardagh Finance Holdings SA (CCC+/Caa2)(a)(c)
	7,000,000	8.625		06/15/19	6,860,948
	Ardagh Glass Finance PLC (CCC+/Caa1)
EUR	6,000,000	8.750		02/01/20	7,918,796
	Ardagh Packaging Finance PLC (CCC+/Caa1)(a)
	$1,550,000	6.250		01/31/19	1,548,063
	7,275,000	9.125		10/15/20	7,884,281
	Ardagh Packaging Finance PLC (NR/Caa1)(a)
	1,332,353	7.000		11/15/20	1,327,357
	Ardagh Packaging Finance PLC (CCC+/Caa1)(a)
	2,350,000	6.000		06/30/21	2,253,062
	Ball Corp. (BB+/Ba1)
	1,500,000	5.750		05/15/21	1,554,375
	9,450,000	5.000		03/15/22	9,473,625
	BWAY Holding Co. (CCC/Caa2)(a)
	13,500,000	9.125		08/15/21	13,601,250
	Reynolds Group Issuer, Inc. (CCC+/Caa2)
	37,000,000	9.000		04/15/19	38,572,500
	12,000,000	9.875		08/15/19	12,915,000
	Reynolds Group Issuer, Inc. (B+/B1)
	5,000,000	7.875		08/15/19	5,300,000
	9,100,000	5.750		10/15/20	9,247,875
	1,625,000	6.875		02/15/21	1,692,031
	Sealed Air Corp. (BB/B1)(a)
	5,450,000	8.375		09/15/21	6,035,875

					126,185,038

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value
	Corporate Obligations – (continued)
	Paper – 0.3%
	Clearwater Paper Corp. (BB/Ba2)
	$1,100,000	4.500%		02/01/23	$1,053,250
	12,800,000	5.375	(a)	02/01/25	12,640,000
	Stone Container Finance Co. of Canada II (NR/WR)(b)
	2,250,000	7.375		07/15/14	—

					13,693,250

	Printing – 0.6%
	Logo Merger Sub Corp. (CCC+/Caa1)(a)
	15,700,000	8.375		10/15/20	16,347,625
	McGraw-Hill Global Education Holdings LLC/McGraw-Hil Global Education Finance (B+/B1)
	5,800,000	9.750		04/01/21	6,409,000
	RR Donnelley & Sons Co. (BB-/Ba3)
	5,650,000	7.875		03/15/21	6,306,813

					29,063,438

	Publishing(a) – 1.2%
	CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp. (BB-/B1)
	2,250,000	5.250		02/15/22	2,247,187
	6,650,000	5.875		03/15/25	6,666,625
	Nielsen Finance LLC/Nielsen Finance Co. (BB/B1)
	3,850,000	5.000		04/15/22	3,763,375
	ProQuest LLC/ProQuest Notes Co. (B/B3)
	18,800,000	9.000		10/15/18	19,693,000
	The Nielsen Co Luxembourg SARL (BB/B1)
	6,400,000	5.500		10/01/21	6,416,000
	Time, Inc. (BB/B1)
	18,000,000	5.750		04/15/22	17,280,000

					56,066,187

	Real Estate – 0.8%
	CB Richard Ellis Services, Inc. (BB/Ba1)
	5,000,000	5.000		03/15/23	4,950,000
	CBRE Services, Inc. (BB/Ba1)
	9,150,000	5.250		03/15/25	9,058,500
	DuPont Fabros Technology LP (BB/Ba1)
	14,000,000	5.875		09/15/21	14,350,000
	istar Financial, Inc. (B+/B3)
	7,000,000	4.000		11/01/17	6,781,250
	Starwood Property Trust, Inc. (BB-/NR)
	2,550,000	4.550		03/01/18	2,740,485

					37,880,235

	Retailers – 1.9%
	Claire’s Stores, Inc. (CCC/Caa2)
	3,000,000	8.875		03/15/19	2,490,000
	Claire’s Stores, Inc. (B-/B2)(a)
	1,200,000	9.000		03/15/19	1,218,000
	4,000,000	6.125		03/15/20	3,680,000
	Claire’s Stores, Inc. (CCC/Caa2)(a)
	3,000,000	7.750		06/01/20	2,137,500
	Gamestop Corp. (BB+/Ba1)(a)
	6,800,000	5.500		10/01/19	6,677,955
	Jo-Ann Stores, Inc. (CCC+/Caa1)(a)
	5,665,000	8.125		03/15/19	5,495,050

	Corporate Obligations – (continued)
	Retailers – (continued)
	L Brands, Inc. (BB+/Ba1)
	$10,337,000	6.625%		04/01/21	$11,344,857
	7,050,000	5.625		02/15/22	7,349,625
	Neiman Marcus Group Ltd., Inc. (CCC+/Caa2)(a)
	21,000,000	8.000		10/15/21	21,840,000
	16,000,000	8.750	(c)	10/15/21	16,880,000
	The William Carter Co. (BB+/Ba2)
	8,000,000	5.250		08/15/21	8,200,000

					87,312,987

	Retailers – Food & Drug – 0.3%
	Rite Aid Corp. (CCC+/Caa1)
	12,350,000	6.750		06/15/21	12,597,000

	Services Cyclical – Business Services – 1.0%
	CoreLogic, Inc. (B+/B1)
	13,000,000	7.250		06/01/21	13,617,500
	Sitel LLC/Sitel Finance Corp. (B-/B2)(a)
	5,000,000	11.000		08/01/17	5,206,250
	Sitel LLC/Sitel Finance Corp. (CCC+/Caa2)
	5,000,000	11.500		04/01/18	4,756,250
	SPL Logistics Escrow LLC (B/B2)(a)
	15,000,000	8.875		08/01/20	16,312,500
	WEX, Inc. (BB-/Ba3)(a)
	8,900,000	4.750		02/01/23	8,499,500

					48,392,000

	Services Cyclical – Rental Equipment – 2.0%
	Ahern Rentals, Inc. (B/Caa1)(a)
	7,000,000	9.500		06/15/18	7,490,000
	Algeco Scotsman Global Finance PLC (B/B2)(a)
	18,500,000	8.500		10/15/18	18,962,500
	Algeco Scotsman Global Finance PLC (CCC+/Caa1)(a)
	20,000,000	10.750		10/15/19	19,100,000
	Ashtead Capital, Inc. (BB-/Ba3)(a)
	9,850,000	5.625		10/01/24	9,923,875
	Emeco Pty Ltd. (BB-/Ba3)(a)
	12,250,000	9.875		03/15/19	12,188,750
	Europcar Groupe SA (B-/Caa1)
EUR	4,000,000	11.500	(a)	05/15/17	5,787,196
	1,000,000	11.500		05/15/17	1,446,799
	Jurassic Holdings III, Inc. (B-/Caa1)(a)
	$8,650,000	6.875		02/15/21	8,606,750
	United Rentals North America, Inc. (BB-/B1)
	10,000,000	7.375		05/15/20	10,700,000

					94,205,870

	Technology – Hardware – 1.8%
	Advanced Micro Devices, Inc. (B/B2)
	6,850,000	6.750		03/01/19	6,901,375
	Alcatel-Lucent USA, Inc. (B/B3)(a)
	4,000,000	8.875		01/01/20	4,350,000
	12,000,000	6.750		11/15/20	12,120,000
	Alcatel-Lucent USA, Inc. (B/WR)
	7,000,000	6.450		03/15/29	6,615,000
	Ancestry.com, Inc. (CCC+/B3)
	5,000,000	11.000		12/15/20	5,700,000

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal Amount		Interest Rate		Maturity Date	Value
	Corporate Obligations – (continued)
	Technology – Hardware – (continued)
	CommScope Holding Co., Inc. (B/B3)(a)(c)
	$6,500,000	6.625%		06/01/20	$6,760,000
	CommScope, Inc. (B+/B2)(a)
	5,100,000	5.000		06/15/21	4,985,250
	3,400,000	5.500		06/15/24	3,323,500
	EN Germany Holdings BV (CCC+/B3)
EUR	3,539,000	10.750		11/15/15	4,436,411
	Freescale Semiconductor, Inc. (B/B1)(a)
	$9,850,000	6.000		01/15/22	9,997,750
	IAC/InterActiveCorp. (BB+/Ba1)
	3,000,000	4.750		12/15/22	2,887,500
	NCR Corp. (BB/Ba3)
	600,000	4.625		02/15/21	591,000
	7,011,000	5.000		07/15/22	6,923,363
	6,500,000	6.375		12/15/23	6,825,000

					82,416,149

	Technology – Software/Services – 2.9%
	BMC Software Finance, Inc. (CCC+/Caa1)(a)
	13,250,000	8.125		07/15/21	12,653,750
	Boxer Parent Co., Inc. (CCC+/Caa2)(a)(c)
	10,950,000	9.000		10/15/19	10,183,500
	CyrusOne LP/CyrusOne Finance Corp. (B+/B2)
	10,255,000	6.375		11/15/22	10,652,381
	Equinix, Inc. (BB/Ba3)
	5,750,000	4.875		04/01/20	5,692,500
	8,331,000	7.000		07/15/21	8,872,515
	9,050,000	5.375		04/01/23	8,914,250
	First Data Corp. (BB-/B1)(a)
	15,000,000	6.750		11/01/20	15,862,500
	First Data Corp. (B-/Caa1)
	5,000,000	8.250	(a)	01/15/21	5,300,000
	6,500,000	11.250		01/15/21	7,410,000
	4,000,000	12.625		01/15/21	4,790,000
	22,000,000	8.750	(a)(c)	01/15/22	23,430,000
	First Data Holdings, Inc. (NR/NR)(a)(c)
	1,324,959	14.500		09/24/19	1,407,235
	Infor Software Parent LLC/Infor Software Parent, Inc. (CCC+/Caa1)(a)(c)
	7,850,000	7.125		05/01/21	7,771,500
	Nuance Communications, Inc. (BB-/B1)(a)
	11,900,000	5.375		08/15/20	11,632,250

					134,572,381

	Telecommunications – 2.9%
	CenturyLink, Inc. (BB/Ba2)
	4,650,000	5.625		04/01/20	4,796,475
	Frontier Communications Corp. (BB-/Ba3)
	14,000,000	8.250		04/15/17	15,470,000
	3,200,000	8.125		10/01/18	3,568,000
	27,000,000	8.500		04/15/20	30,037,500
	Level 3 Communications, Inc. (B-/Caa2)
	5,000,000	8.875		06/01/19	5,337,500
	Level 3 Financing, Inc. (B-/B3)
	5,700,000	8.125		07/01/19	6,070,500
	5,000,000	7.000		06/01/20	5,268,750

	Corporate Obligations – (continued)
	Telecommunications – (continued)
	Level 3 Financing, Inc. (B-/B3) – (continued)
	$7,100,000	6.125	%(a)	01/15/21	$7,313,000
	Telecom Italia Capital SA (BB+/Ba1)
	2,750,000	6.999		06/04/18	3,090,623
	1,950,000	7.175		06/18/19	2,198,625
	4,100,000	7.721		06/04/38	4,581,750
	Telecom Italia SpA (BB+/Ba1)(a)
	19,950,000	5.303		05/30/24	19,563,568
	Windstream Corp. (B/B1)
	6,325,000	7.875		11/01/17	6,973,312
	5,050,000	7.750		10/15/20	5,321,438
	6,200,000	7.750		10/01/21	6,626,250
	5,250,000	7.500		06/01/22	5,519,062
	4,350,000	6.375		08/01/23	4,181,438

					135,917,791

	Telecommunications – Cellular – 7.2%
	Altice Financing SA (BB-/B1)(a)
	8,100,000	6.500		01/15/22	8,302,500
	Altice Finco SA (B-/B3)(a)
	3,200,000	9.875		12/15/20	3,592,000
	6,000,000	8.125		01/15/24	6,375,000
	Crown Castle International Corp. (BB/B1)
	5,000,000	4.875		04/15/22	4,850,000
	7,850,000	5.250		01/15/23	7,742,063
	Matterhorn Financing & CY SCA (CCC+/NR)(a)(c)
EUR	6,100,000	9.000		04/15/19	7,788,049
	SBA Communications Corp. (B/B3)(a)
	$11,450,000	4.875		07/15/22	10,992,000
	SBA Telecommunications, Inc. (B+/B3)
	7,400,000	5.750		07/15/20	7,566,500
	Softbank Corp. (BB+/Ba1)(a)
	35,000,000	4.500		04/15/20	34,737,500
	Sprint Capital Corp. (BB-/B1)
	14,000,000	6.900		05/01/19	14,700,000
	18,000,000	8.750		03/15/32	19,665,000
	Sprint Communications, Inc. (BB-/B1)
	24,600,000	8.375		08/15/17	27,552,000
	Sprint Communications, Inc. (BB+/Ba2)(a)
	15,450,000	9.000		11/15/18	17,864,062
	8,000,000	7.000		03/01/20	8,760,000
	Sprint Communications, Inc. (BB-/B1)
	11,350,000	7.000		08/15/20	11,860,750
	10,000,000	11.500		11/15/21	12,750,000
	Sprint Corp. (BB-/B1)(a)
	19,000,000	7.250		09/15/21	19,855,000
	18,000,000	7.875		09/15/23	19,125,000
	T-Mobile USA, Inc. (BB/Ba3)
	9,050,000	6.542		04/28/20	9,253,625
	11,000,000	6.250		04/01/21	11,110,000
	2,600,000	6.633		04/28/21	2,665,000
	9,750,000	6.125		01/15/22	9,774,375
	9,000,000	6.731		04/28/22	9,225,000
	Wind Acquisition Finance SA (NR/Ba3)(a)
	18,400,000	4.750		07/15/20	17,664,000
	Wind Acquisition Finance SA (B/Caa1)(a)
	33,950,000	7.375		04/23/21	34,077,312

					337,846,736

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Obligations – (continued)
	Telecommunications – Satellites – 1.7%
	Inmarsat Finance PLC (BB+/Ba2)(a)
	$8,750,000	4.875%	05/15/22	$8,509,375
	Intelsat Jackson Holdings SA (B+/B3)
	10,100,000	7.500	04/01/21	10,756,500
	6,000,000	5.500	08/01/23	5,745,000
	Intelsat Jackson Holdings SA (B-/Caa1)
	10,000,000	6.625	12/15/22	10,075,000
	Intelsat Luxembourg SA (B-/Caa2)
	4,550,000	6.750	06/01/18	4,675,125
	27,000,000	7.750	06/01/21	27,472,500
	13,000,000	8.125	06/01/23	13,552,500

				80,786,000

	Telecommunications – Wireless(a) – 0.7%
	Mobile Challenger Intermediate Group SA (B-/NR)(c)
CHF	9,300,000	8.750	03/15/19	9,847,265
	Sabine Pass Liquefaction LLC (BB+/Ba3)
	$11,000,000	6.250	03/15/22	11,577,500
	10,950,000	5.750	05/15/24	11,114,250

				32,539,015

	Textiles & Apparel(a) – 0.1%
	Quiksilver, Inc. (CCC+/B2)
	6,000,000	7.875	08/01/18	5,310,000

	Tobacco – 0.2%
	Vector Group Ltd. (B+/Ba3)
	9,100,000	7.750	02/15/21	9,520,875

	Transportation(a) – 0.5%
	Aguila 3 SA (B/B2)
	20,000,000	7.875	01/31/18	20,450,000
	Jack Cooper Holdings Corp. (CCC+/B2)
	4,350,000	9.250	06/01/20	4,687,125

				25,137,125

	Utilities – Electric – 0.5%
	NRG Energy, Inc. (BB-/B1)
	1,750,000	6.625	03/15/23	1,785,000
	10,950,000	6.250 (a)	05/01/24	10,977,375
	RJS Power Holdings LLC (BB-/B1)(a)
	9,000,000	5.125	07/15/19	8,842,500

				21,604,875

	Utilities – Pipelines – 0.5%
	Regency Energy Partners LP/Regency Energy Finance Corp. (BB/Ba3)
	3,000,000	5.750	09/01/20	3,105,000
	5,000,000	6.500	07/15/21	5,237,500
	3,700,000	5.875	03/01/22	3,857,250
	8,450,000	5.000	10/01/22	8,323,250
	1,800,000	5.500	04/15/23	1,809,000

				22,332,000

	TOTAL CORPORATE OBLIGATIONS
	(Cost $4,160,243,653)			$4,210,945,140

	Agency Debentures(e) – 3.2%
FHLB
	$61,000,000	0.000%	11/19/14	$60,998,902
	89,000,000	0.000	12/17/14	88,997,152

	TOTAL AGENCY DEBENTURES
	(Cost $149,987,575)			$149,996,054

	Senior Term Loans(f) – 5.3%
	Consumer Products – Industrial – 0.8%
	Atkore International, Inc. (B/B3)
	$11,067,711	4.500%	04/09/21	$10,957,034
	Atkore International, Inc. (CCC+/Caa2)
	8,275,000	7.750	10/09/21	8,192,250
	CPM Acquisition Corp. (B+/B1)
	10,089,875	6.250	08/29/17	10,064,650
	CPM Acquisition Corp. (B/Caa1)
	7,570,000	10.250	03/01/18	7,645,700

				36,859,634

	Energy – 0.3%
	American Energy – Marcellus LLC (NR/NR)
	9,950,000	5.250	08/04/20	9,853,585
	2,650,000	8.500	08/04/21	2,623,500

				12,477,085

	Food & Beverages – 1.0%
	Burger King Corp. (NR/NR)(g)
	24,150,000	0.000	09/04/15	24,150,000
	Performance Food Group, Inc. (CCC+/B3)
	12,439,488	6.250	11/14/19	12,392,840
	Shearer’s Foods, Inc. (CCC+/Caa1)
	13,000,000	7.750	06/30/22	12,853,750

				49,396,590

	Gaming – 0.2%
	1011778 B.C. Unlimited (NR/NR)(g)
	7,450,000	0.000	09/24/21	7,392,039
	Marina District Finance Co., Inc. (B+/B2)
	72,268	6.750	08/15/18	70,826

				7,462,865

	Health Care – Services – 0.5%
	American Renal Holdings, Inc. (CCC+/Caa1)
	20,000,000	8.500	03/20/20	19,800,000
	Arysta Lifescience Corp. (CCC+/Caa1)
	2,750,000	8.250	11/30/20	2,761,467

				22,561,467

	Home Construction – 0.4%
	BRG Bell Sports, Inc. (NR/NR)
	10,153,884	6.500	04/15/21	10,179,269
	7,600,000	10.250	04/14/22	7,600,000
	William Lyon Homes Inc. (NR/NR)(g)
	2,065,384	0.000	08/12/22	2,065,384

				19,844,653

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal Amount	Interest Rate	Maturity Date	Value
Senior Term Loans(f) – (continued)
Media – Broadcasting & Radio – 0.1%
iHeart Communications, Inc. (CCC+/Caa1)
$3,795,111	3.804%	01/29/16	$3,754,807

Media – Non Cable – 0.7%
Affinion Group, Inc. (B/WR)
1,439,383	6.750	04/30/18	1,394,403
Affinion Group, Inc. (CCC/B3)
5,100,000	8.500	10/12/18	4,903,956
Getty Images, Inc. (B/B2)
8,909,320	4.750	10/18/19	8,155,770
Renaissance Learning, Inc. (B-/B1)
7,167,532	4.500	04/09/21	7,010,778
Renaissance Learning, Inc. (CCC/Caa2)
12,047,700	8.000	04/01/22	11,761,567

			33,226,474

Retail – 0.1%
Doosan Infracore Co., Ltd. (BB-/Ba3)
4,688,250	4.500	05/28/21	4,682,390

Retailers – 0.5%
BJ’s Wholesale Club, Inc. (CCC/Caa2)
11,950,000	8.500	03/26/20	12,006,045
True Religion Apparel, Inc. (B-/B3)
8,272,125	5.875	07/30/19	7,589,675
True Religion Apparel, Inc. (CCC/Caa2)
6,825,000	11.000	01/29/20	6,415,500

			26,011,220

Services Cyclical – Consumer Services – 0.2%
Weight Watchers International, Inc. (B+/B1)
10,347,878	4.000	04/02/20	7,864,387

Services Cyclical – Rental Equipment – 0.1%
Maxim Crane Works LP (B/Caa2)
6,975,000	10.250	11/26/18	7,108,711

Wireless Telecommunications(g) – 0.4%
Frontier Communications Corp. (NR/NR)
19,500,000	0.000	01/29/15	19,500,000

TOTAL SENIOR TERM LOANS
(Cost $251,121,561)			$250,750,283

Shares	Rate	Value
Preferred Stock(c)(h) – 0.1%
Media – Broadcasting & Radio – 0.1%
Spanish Broadcasting System, Inc.
3,014	10.750%	$3,405,820
(Cost $3,042,344)

Shares	Description	Value
Common Stocks – 0.5%
75,000	Axiall Corp.	$2,685,750
40	Dawn Holdings, Inc.(b)	—
125,074	General Motors Co.	3,994,863
558,471	Houghton Mifflin Harcourt Co.(b)	10,856,676
76,163	Intelsat SA(b)	1,305,434
4,578	Lear Corp.	395,585
28,148	Motors Liquidation Co.(b)	688,219
21	New Cotai Class B Shares(b)	—
40,200	NewPage Holdings, Inc.	3,618,000
228	Nycomed(b)	3
3,874	Panolam Holdings Co.(b)	39
2,500	Port Townsend Holdings Co., Inc.(b)	—

TOTAL COMMON STOCKS
(Cost $33,960,089)		$23,544,569

Units	Description	Expiration Date	Value
Warrant(b) – 0.1%
General Motors Co. (NR/NR)
107,339		07/10/16	$2,402,247
107,339		07/10/19	1,551,048
Lear Corp. (NR/NR)
511		11/09/14	89,394
Lender Process Services, Inc. (NR/NR)
14,274		12/31/20	—
Masonite International Corp. (NR/NR)
22,734		06/09/16	219,838

TOTAL WARRANT
(Cost $29,764,284)			$4,262,527

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $4,628,119,506)			$4,642,904,393

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(i) – 1.4%
Repurchase Agreement – 1.4%
Joint Repurchase Agreement Account II
$66,000,000	0.012%	10/01/14	$66,000,000
(Cost $66,000,000)

TOTAL INVESTMENTS – 100.5%
(Cost $4,694,119,506)			$4,708,904,393

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.5)%			(22,341,319)

NET ASSETS – 100.0%			$4,686,563,074

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $1,841,838,582, which represents approximately 39.3% of net assets as of September 30, 2014.
(b)	Security is currently in default and/or non-income producing.
(c)	Pay-in-kind securities.
(d)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at September 30, 2014.
(e)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(f)	Senior Term Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility at September 30, 2014. Senior Term Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(g)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(h)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect at September 30, 2014.
(i)	Joint repurchase agreement was entered into on September 30, 2014. Additional information appears on page 123.

Security ratings disclosed, if any, are obtained from Standard & Poor’s/Moody’s Investors Service and are unaudited. A description of the ratings is available in the Fund’s Statement of Additional Information.

Currency Abbreviations:
CAD	—Canadian Dollar
CHF	—Swiss Franc
EUR	—Euro
GBP	—British Pound
USD	—U.S. Dollar

Investment Abbreviations:
FHLB	—Federal Home Loan Bank
LIBOR	—London Interbank Offered Rate
NR	—Not Rated
WR	—Withdrawn Rating

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2014, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Credit Suisse International (London)	USD/CHF	10/03/14	$20,814,673	$765,861
	USD/EUR	10/03/14	53,790,434	2,092,868
	USD/GBP	10/03/14	12,695,884	252,373
UBS AG (London)	USD/CAD	10/03/14	7,492,531	189,985
TOTAL				$3,301,087

FUTURES CONTRACTS — At September 30, 2014, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Eurodollars	(1,267)	March 2017	$(309,068,813)	$403,412
Eurodollars	(1,045)	June 2017	(254,418,313)	456,364
Eurodollars	(605)	September 2017	(147,067,938)	315,119
Ultra Long U.S. Treasury Bonds	101	December 2014	15,402,500	7,073
5 Year German Euro-Bobl	(248)	December 2014	(40,069,215)	(113,188)
10 Year German Euro-Bund	(33)	December 2014	(6,239,596)	(22,564)
10 Year U.K. Long Gilt	(36)	December 2014	(6,603,009)	(25,165)
2 Year U.S. Treasury Notes	950	December 2014	207,901,563	(48,378)
5 Year U.S. Treasury Notes	790	December 2014	93,423,672	(4,713)
10 Year U.S. Treasury Notes	(3,349)	December 2014	(417,421,453)	1,314,064
20 Year U.S. Treasury Bonds	554	December 2014	76,400,063	(744,529)
TOTAL				$1,537,495

SWAP CONTRACTS — At September 30, 2014, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

		Rates Exchanged		Market Value
Notional Amount (000s)(a)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
$63,800	12/17/19	3 month LIBOR	2.250%	$(651,284)	$102,662
17,000	12/17/21	3 month LIBOR	2.500	(224,910)	130,628
TOTAL				$(876,194)	$233,290

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2014.

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT

					Market Value
Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at September 30, 2014(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Sold:
CDX North America High Yield Index 22	$79,200	5.000%	06/20/19	3.546%	$4,435,469	$430,554

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments

September 30, 2014 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Senior Term Loans(a) – 82.3%
Aerospace – 1.5%
LM U.S. Corp. Acquisition, Inc. (B-/B2)
$875,412	4.750%	10/25/19	$868,847
LM U.S. Corp. Acquisition, Inc. (CCC/Caa2)
6,472,375	8.500	10/15/20	6,461,566
Silver II US Holdings LLC (B+/B1)
24,061,934	4.000	12/13/19	23,618,232
Transdigm, Inc. (B/Ba3)
2,309,250	3.500	02/14/17	2,304,054
25,638,755	3.750	02/28/20	25,177,258
11,172,000	3.750	06/04/21	10,962,525

			69,392,482

Airlines – 3.0%
Air Canada (BB-/Ba3)
4,812,745	5.500	09/20/19	4,854,857
Atlantic Aviation FBO, Inc. (BB-/Ba3)
14,124,639	3.250	06/01/20	13,919,832
Continental Airlines, Inc. (BB-/Ba2)
30,838,967	3.500	04/01/19	30,251,176
Delta Air Lines, Inc. (BB+/Ba1)
24,278,102	3.250	04/20/17	23,962,487
Delta Air Lines, Inc. (BB/Ba1)
65,766,852	3.250	10/18/18	64,106,239
Flying Fortress, Inc. (BBB-/Ba1)
5,041,667	3.500	06/30/17	4,988,124

			142,082,715

Automotive – 0.6%
Chrysler Group LLC (BB+/Ba1)
28,810,975	3.500	05/24/17	28,558,879

Automotive – Distributors – 0.2%
American Tire Distributors, Inc (CCC+/B2)
5,971,069	5.750	06/01/18	5,959,903
Goodyear Tire & Rubber Co. (BB/Ba1)
2,619,083	4.750	04/30/19	2,611,723

			8,571,626

Automotive – Parts – 0.9%
Cooper Standard Holdings, Inc. (BB-/B1)
11,172,000	4.000	04/04/21	11,025,423
Gates Global LLC (B+/B2)
19,500,000	4.250	07/05/21	19,130,280
Jason, Inc. (B/B1)
9,000,000	5.500	05/21/21	8,988,750
Remy International, Inc. (BB-/B1)
5,599,233	4.250	03/05/20	5,543,241

			44,687,694

Building Materials – 3.2%
American Builders & Contractors Supply Co., Inc. (BB+/B1)
51,220,401	3.500	04/16/20	50,180,114
Armstrong World Industries, Inc. (BB/B1)
5,964,811	3.500	03/15/20	5,927,531
CPG International, Inc. (B/B2)
12,141,647	4.750	09/30/20	12,070,861
Gyp Holdings III Corp. (CCC+/Caa2)
21,546,000	4.750	04/01/21	21,222,810

Senior Term Loans(a) – (continued)
Building Materials – (continued)
Jeld-Wen, Inc. (B/NR)
$25,525,000	0.000%	09/18/21	$25,317,737
PLY Gem Industries, Inc. (B+/B1)
8,706,250	4.000	02/01/21	8,523,941
Quikrete Cos., Inc. (B+/B1)
17,745,971	4.000	09/28/20	17,524,146
Roofing Supply Group LLC (B/B3)
7,131,408	5.000	05/31/19	7,036,347
Ultima US Holdings LLC (B/B2)
5,558,000	5.500	07/02/20	5,516,315

			153,319,802

Capital Goods – Others – 0.9%
Alliance Laundry Systems LLC (B/B2)
16,966,496	4.250	12/10/18	16,761,541
Alliance Laundry Systems LLC (CCC+/Caa2)
7,410,137	9.500	12/10/19	7,465,712
USIC Holdings, Inc. (B/B2)
17,676,498	4.000	07/10/20	17,278,777

			41,506,030

Chemicals – 2.7%
American Pacific Corp. (NR/NR)
9,540,707	7.000	02/27/19	9,564,559
Eagle Spinco, Inc. (BBB-/Ba1)
4,877,938	3.500	01/27/17	4,853,548
Emerald Performance Materials LLC (B/B1)
7,525,000	4.500	08/01/21	7,447,869
Emerald Performance Materials LLC (CCC+/Caa1)
6,350,000	7.750	08/01/22	6,299,708
Houghton International, Inc. (B+/B1)
4,421,250	4.000	12/20/19	4,365,984
Huntsman International LLC (BB+/Ba2)
3,500,000	3.750	08/12/21	3,460,625
PQ Corp. (B+/B2)
9,574,972	4.000	08/07/17	9,455,285
Taminco Global Chemical Corp. (BB-/B1)
5,932,432	3.250	02/15/19	5,887,939
Univar, Inc. (B+/B3)
30,658,215	5.000	06/30/17	30,300,433
US Coatings Acquisition, Inc. (B+/B1)
45,450,797	3.750	02/01/20	44,494,512

			126,130,462

Consumer Products – Household & Leisure – 2.2%
Bombardier Recreational Products, Inc. (BB-/B1)
32,740,492	4.000	01/30/19	32,058,508
Polymer Group, Inc. (B-/B2)
21,852,136	5.250	12/19/19	21,742,876
Prestige Brands, Inc. (BB/B1)
7,275,000	4.500	09/03/21	7,256,812
Renfro Corp. (B/B2)
16,816,392	5.750	01/30/19	16,564,146
The Sun Products Corp. (B-/B1)
26,671,846	5.500	03/23/20	24,988,319

			102,610,661

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Senior Term Loans(a) – (continued)
Consumer Products – Industrial – 2.0%
Atkore International, Inc. (B/B3)
$18,827,763	4.500%	04/09/21	$18,639,485
Atkore International, Inc. (CCC+/Caa2)
11,250,000	7.750	10/09/21	11,137,500
CPM Acquisition Corp. (B+/B1)
4,054,809	6.250	08/29/17	4,044,672
CPM Acquisition Corp. (B/Caa1)
1,150,000	10.250	03/01/18	1,161,500
HD Supply, Inc. (B+/B1)
45,021,437	4.000	06/28/18	44,481,180
Minimax GmbH & Co. (NR/NR)
5,184,863	4.250	08/14/20	5,171,901
Southwire Co. (BB+/Ba3)
12,524,531	3.254	02/10/21	12,333,532

			96,969,770

Diversified Manufacturing – 2.4%
Crosby US Acquisition Corp. (B/B1)
28,132,413	3.750	11/23/20	26,866,454
Gardner Denver, Inc. (B/B1)
7,256,675	4.250	07/30/20	7,105,881
Mannington Mills, Inc. (BB-/B1)
6,575,000	4.500	09/18/21	6,533,906
Milacron LLC (B/B1)
9,950,000	4.000	03/30/20	9,751,000
Mirror Bidco Corp. (B/B1)
17,928,554	4.250	12/28/19	17,648,510
Penn Engineering & Manufacturing Corp. (BB/B1)
4,650,000	4.500	08/29/21	4,626,750
Rexnord LLC (BB-/B2)
41,621,004	4.000	08/21/20	40,900,128

			113,432,629

Energy – 2.0%
American Energy – Marcellus LLC (B-/Ba3)
13,550,000	5.250	08/04/20	13,418,700
American Energy – Marcellus LLC (CCC/Caa1)
25,155,000	8.500	08/04/21	24,903,450
Jonah Energy LLC (B/B3)
11,250,000	7.500	05/12/21	11,109,375
MEG Energy Corp. (BBB-/Ba1)
45,767,626	3.750	03/31/20	45,456,864

			94,888,389

Energy – Exploration & Production – 0.1%
Seventy Seven Operating LLC (B+/B1)
3,665,813	3.750	06/25/21	3,626,882

Entertainment – 0.6%
Sabre, Inc. (B+/Ba3)
488,222	3.500	02/19/18	485,781
25,789,402	4.000	02/19/19	25,426,504
WMG Acquisition Corp. (B+/B1)
3,111,429	3.750	07/01/20	2,999,137

			28,911,422

Senior Term Loans(a) – (continued)
Environmental – 0.4%
EnergySolutions LLC (BB-/B3)
$19,950,000	6.750%	05/29/20	$20,199,375

Finance – 1.6%
CeramTec Acquisition Corp. (B/Ba3)
2,574,263	4.250	08/28/20	2,546,924
6,432,649	4.250	08/31/20	6,364,334
Guggenheim Partners LLC (NR/NR)
13,627,425	4.250	07/22/20	13,496,874
Houghton Mifflin Harcourt, Inc. (NR/B1)
30,724,105	4.250	05/22/18	30,647,295
ROC Finance LLC (BB-/B2)
1,980,000	5.000	06/20/19	1,889,257
SBA Senior Finance II LLC (BB/Ba3)
21,446,250	3.250	03/24/21	20,966,712

			75,911,396

Food & Beverages – 6.9%
Albertson’s Holdings LLC (BB-/Ba3)
18,150,000	4.000	08/25/19	18,006,252
Arysta Lifescience Corp. (B/B1)
6,283,519	4.500	05/29/20	6,220,684
Arysta Lifescience Corp. (CCC+/Caa1)
7,975,000	8.250	11/30/20	8,008,256
Atrium Innovations, Inc. (B/B2)
13,706,270	4.250	02/15/21	13,432,145
Atrium Innovations, Inc. (CCC+/Caa2)
9,575,000	7.750	08/13/21	9,335,625
Big Heart Pet Brands (B+/B1)
9,211,938	3.500	03/08/20	8,831,945
Blue Buffalo Co. Ltd. (BB/B1)
21,435,505	3.750	08/08/19	21,221,150
Diamond Foods, Inc. (B-/B2)
16,466,802	4.250	08/20/18	16,271,341
Dole Food Co., Inc. (B-/B2)
7,637,500	4.500	11/01/18	7,551,578
High Liner Foods, Inc. (B+/B2)
9,626,625	4.250	04/24/21	9,566,459
HJ Heinz Co. (BB/Ba2)
77,130,389	3.500	06/05/20	76,089,129
Performance Food Group, Inc. (CCC+/B3)
43,102,450	6.250	11/14/19	42,940,816
Pinnacle Foods Finance LLC (BB/Ba3)
23,746,296	3.250	04/29/20	23,229,746
Shearer’s Foods, Inc. (B/B1)
7,725,000	4.500	06/30/21	7,652,617
12,800,000	7.750	06/30/22	12,656,000
US Foods, Inc. (B-/B2)
49,447,303	4.500	03/31/19	49,153,586

			330,167,329

Food & Drug Retailers – 0.6%
Rite Aid Corp. (BB-/Ba3)
14,811,713	3.500	02/21/20	14,521,699
Rite Aid Corp. (B/B2)
4,490,000	5.750	08/21/20	4,540,513
9,570,000	4.875	06/21/21	9,510,187

			28,572,399

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Principal Amount	Interest Rate	Maturity Date	Value
Senior Term Loans(a) – (continued)
Gaming – 1.9%
Aristocrat Leisure Ltd. (BB/Ba2)
$20,400,000	4.750%	09/29/21	$20,170,500
Boyd Gaming Corp. (BB-/Ba3)
4,850,420	4.000	08/14/20	4,771,601
CCM Merger, Inc. (B+/B2)
5,387,755	4.500	08/08/21	5,330,537
CityCenter Holdings LLC (NR/WR)
20,289,724	4.250	10/16/20	20,061,465
Marina District Finance Co., Inc. (B+/B2)
19,061,472	6.750	08/15/18	19,023,350
MGM Resorts International (BB/Ba2)
10,333,530	3.500	12/20/19	10,139,776
Scientific Games International, Inc. (BB-/Ba3)
8,675,000	6.000	09/17/21	8,498,377

			87,995,606

Health Care – 1.7%
Community Health Systems, Inc. (BB/Ba2)
5,064,712	3.485	01/25/17	5,034,223
25,553,803	4.250	01/27/21	25,460,276
HCA, Inc. (BB/Ba3)
33,114,253	2.904	03/31/17	32,870,532
14,136,781	2.983	05/01/18	13,958,092
MedAssets, Inc. (BB+/Ba3)
73,819	4.000	12/13/19	73,266
VWR Funding, Inc. (B+/B1)
4,911,923	3.404	04/03/17	4,824,442

			82,220,831

Health Care – Medical Products – 0.3%
Convatec, Inc. (B+/Ba3)
2,794,150	4.000	12/22/16	2,770,875
Hologic, Inc. (BBB-/Ba2)
10,946,307	3.250	08/01/19	10,828,306

			13,599,181

Health Care – Pharmaceuticals – 2.2%
Catalent Pharma Solutions, Inc. (BB/Ba3)
3,299,307	4.500	05/20/21	3,277,993
Grifols Worldwide Operations (BB/Ba1)
7,960,000	3.154	02/27/21	7,805,815
Mallinckrodt International Finance SA (BB+/Ba2)
19,688,625	3.500	03/19/21	19,376,680
PharMedium Healthcare Corp. (B/B1)
4,433,573	4.250	01/28/21	4,333,818
PharMedium Healthcare Corp. (CCC+/Caa2)
2,000,000	7.750	01/28/22	1,975,000
Salix Pharmaceuticals Ltd. (BB/Ba1)
37,022,618	4.250	01/02/20	36,883,783
Valeant Pharmaceuticals International, Inc. (BB/Ba1)
4,561,323	3.750	02/13/19	4,505,584
25,800,954	3.750	08/05/20	25,465,542

			103,624,215

Health Care – Services – 3.5%
American Renal Holdings, Inc. (B/Ba3)
14,773,697	4.500	09/20/19	14,515,157

Senior Term Loans(a) – (continued)
Health Care – Services – (continued)
American Renal Holdings, Inc. (CCC+/Caa1)
22,390,000	8.500	03/20/20	22,166,100
Amsurg Corp. (BB-/Ba2)
7,331,625	3.750	07/16/21	7,246,871
Envision Healthcare Corp. (BB-/Ba3)
14,200,679	4.000	05/25/18	14,048,022
MPH Acquisition Holdings LLC (B/B1)
63,932,344	4.000	03/31/21	62,374,313
QOL Meds LLC (B/B2)
2,175,000	5.500	07/15/20	2,158,688
Radnet Management, Inc. (B+/Ba3)
5,768,043	4.250	10/10/18	5,721,207
Sedgwick Claims Management Services, Inc. (CCC+/Caa2)
10,400,758	6.750	02/28/22	10,147,291
Sedgwick Claims Management Services, Inc. (B/NR)
7,300,000	6.750	02/28/22	7,122,099
Surgery Center Holdings, Inc. (B/B1)
3,625,000	5.250	07/09/20	3,611,406
U.S. Renal Care, Inc. (B/Ba3)
7,214,274	4.250	07/03/19	7,128,640
U.S. Renal Care, Inc. (CCC+/Caa1)
7,975,000	10.250	01/03/20	8,054,750
4,000,000	8.500	07/03/20	4,040,000

			168,334,544

Lodging – 2.5%
Four Seasons Holdings, Inc. (BB-/B1)
11,924,513	3.500	06/27/20	11,700,928
Four Seasons Holdings, Inc. (B-/Caa1)
10,392,000	6.250	12/28/20	10,392,000
Hilton Worldwide Finance LLC (BB+/Ba3)
50,623,272	3.500	10/26/20	49,779,382
La Quinta Intermediate Holding LLC (BB-/B1)
44,494,643	4.000	04/14/21	43,957,148
Peninsula Gaming LLC (B+/B1)
4,980,068	4.250	11/20/17	4,925,586

			120,755,044

Media – Broadcasting & Radio – 4.3%
Getty Images, Inc. (B/B2)
42,495,059	4.750	10/18/19	38,900,827
Gray Television, Inc. (BB/Ba3)
2,992,500	3.750	06/10/21	2,943,872
Hubbard Radio LLC (B+/B1)
28,265,382	4.500	04/29/19	28,018,060
iHeart Communications, Inc. (CCC+/Caa1)
45,112,026	3.804	01/29/16	37,885,804
2,263,014	6.904	01/30/19	2,159,572
20,847,038	7.654	07/30/19	20,385,484
Salem Communications Corp. (B/B2)
14,244,775	4.500	03/13/20	14,108,310
Telesat Canada (BB/Ba3)
5,234,401	3.500	03/28/19	5,138,454
The E.W. Scripps Co. (BB+/Ba2)
8,298,737	3.250	11/26/20	8,236,496

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value
	Senior Term Loans(a) – (continued)
	Media – Broadcasting & Radio – (continued)
	Univision Communications, Inc. (B+/B2)
	$35,441,173	4.000%	03/01/20	$34,754,677
	11,942,568	4.000	03/02/20	11,703,717

				204,235,273

	Media – Cable – 3.2%
	Altice Financing SA (BB-/B1)
	4,152,848	5.500	07/02/19	4,183,994
	Charter Communications Operating LLC (BB+/Ba1)
	31,290,654	3.000	07/01/20	30,340,670
	12,194,110	3.000	01/03/21	11,818,165
	4,000,000	4.250	09/12/21	3,985,440
	CSC Holdings LLC (BB+/Baa3)
	11,993,882	2.654	04/17/20	11,630,347
	Harron Communications LLP (BB/Ba3)
	4,778,458	3.500	06/19/20	4,739,657
	Midcontinent Communications (BB-/Ba3)
	10,786,328	3.500	07/30/20	10,722,257
	Virgin Media Investment Holdings Ltd. (BB-/Ba3)
	44,150,000	3.500	06/07/20	42,946,030
	Wave Division Holdings LLC (BB-/Ba3)
	6,877,500	4.000	10/15/19	6,757,144
	Ziggo N.V. (BB-/Ba3)
	391,915	2.750	01/15/22	380,208
	7,196,596	3.210	01/15/22	6,981,634
	10,608,426	3.250	01/15/22	10,291,552
EUR	4,610,000	3.500	01/15/22	5,733,692

				150,510,790

	Media – Non Cable – 3.2%
	Advantage Sales & Marketing, Inc. (B/B1)
	$20,029,399	4.250	07/23/21	19,664,665
	Advantage Sales & Marketing, Inc. (CCC+/Caa1)
	4,791,893	7.500	07/25/22	4,714,887
	Affinion Group, Inc. (B/WR)
	2,432,014	6.750	04/30/18	2,356,014
	Affinion Group, Inc. (CCC/B3)
	6,086,500	8.500	10/12/18	5,852,535
	Cengage Learning Acquisitions, Inc. (B+/B2)
	1,641,750	7.000	03/31/20	1,638,237
	Checkout Holding Corp. (B+/B1)
	19,650,750	4.500	04/09/21	19,095,616
	Checkout Holding Corp. (CCC+/Caa1)
	15,750,000	7.750	04/11/22	15,021,562
	McGraw-Hill Global Education Holdings LLC (B+/B1)
	6,321,903	5.750	03/22/19	6,326,645
	Media General, Inc. (BB-/B1)
	11,480,861	4.250	07/31/20	11,351,702
	NEP Supershooters LP (B-/Caa1)
	4,271,429	9.500	07/22/20	4,250,071
	NEP/NCP Holdco, Inc. (B/B2)
	34,665,039	4.250	01/22/20	33,740,523
	Renaissance Learning, Inc. (B-/B1)
	7,569,114	4.500	04/09/21	7,403,578
	Renaissance Learning, Inc. (CCC/Caa2)
	9,612,400	8.000	04/11/22	9,384,105

	Senior Term Loans(a) – (continued)
	Media – Non Cable – (continued)
	SuperMedia, Inc. (CCC+/Caa1)
	2,191,444	11.600	12/30/16	1,781,644
	TWCC Holding Corp. (B+/Ba3)
	8,317,997	3.500	02/13/17	8,167,274

				150,749,058

	Metals & Mining – 0.9%
	Delachaux SA (NR/NR)
	3,650,000	5.500	09/25/21	3,652,300
	FMG Resources (August 2006) Pty Ltd. (BBB/Baa3)
	13,320,841	3.750	06/30/19	13,027,382
	Hi Crush Partners LP (B+/B2)
	7,931,507	4.750	04/28/21	7,872,020
	Novelis, Inc. (BB-/Ba2)
	17,157,258	3.750	03/10/17	16,937,474

				41,489,176

	Packaging – 2.9%
	Ardagh Holdings USA, Inc. (B+/Ba3)
	3,482,500	4.000	12/17/19	3,430,263
	Berlin Packaging LLC (NR/NR)
	6,675,000	4.500	09/24/21	6,658,312
	Berry Plastics Holding Corp. (BB-/B1)
	43,213,376	3.500	02/08/20	42,049,208
	Berry Plastics Holding Group, Inc. (BB-/B1)
	12,504,805	3.750	01/06/21	12,209,441
	BWAY Holding Co., Inc. (B-/B2)
	28,852,688	5.500	08/14/20	28,798,733
	Consolidated Container Co. LLC (B/B2)
	5,857,370	5.000	07/03/19	5,747,544
	Kloeckner Acquisition Corp. (B+/Ba3)
	5,656,606	4.750	12/21/16	5,649,536
	Reynolds Group Holdings, Inc. (B+/B1)
	32,368,667	4.000	12/01/18	31,996,427

				136,539,464

	Property/Casualty Insurance – 0.3%
	Onex York Acquisition Corp. (B/B1)
	12,750,000	4.750	10/01/21	12,678,345

	Real Estate – 0.8%
	ABRA, Inc. (NR/NR)
	5,475,000	4.750	09/17/21	5,451,074
	Realogy Corp. (BB/WR)
	20,983,545	3.750	03/05/20	20,590,104
	Starwood Property Trust, Inc. (BB+/Ba3)
	12,503,065	3.500	04/17/20	12,296,015

				38,337,193

	Restaurants – 1.8%
	Burger King Corp. (B+/B2)
	12,325,000	0.000	09/04/15	12,325,000
	Burger King Corp. (BB/Ba3)
	5,585,751	3.750	09/28/19	5,540,953
	Dunkin’ Brands, Inc. (B+/B2)
	3,425,000	3.250	02/07/21	3,329,203
	New Red Finance, Inc. (NR/NR)
	54,050,000	4.500	09/24/21	53,629,491

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Principal Amount	Interest Rate	Maturity Date	Value
Senior Term Loans(a) – (continued)
Restaurants – (continued)
NPC International, Inc. (B/B1)
$7,934,655	4.000%	12/28/18	$7,656,942
Seminole Hard Rock Entertainment, Inc. (BB+/Ba1)
4,937,500	3.500	05/14/20	4,836,676

			87,318,265

Retailers – 4.9%
Academy Ltd. (B/B1)
15,981,346	4.500	08/03/18	15,801,556
Bass Pro Group LLC (BB-/B1)
7,586,916	3.750	11/20/19	7,486,389
BJ’s Wholesale Club, Inc. (B-/B3)
15,214,925	4.500	09/26/19	14,965,248
BJ’s Wholesale Club, Inc. (CCC/Caa2)
17,825,000	8.500	03/26/20	17,908,599
Burlington Coat Factory Warehouse Corp. (B/B1)
13,000,000	4.250	07/17/21	12,851,020
Container Store, Inc. (B/B2)
11,322,625	4.250	04/06/19	11,096,173
Dell, Inc. (BB+/Ba2)
6,475,000	3.750	10/29/18	6,394,062
4,606,563	4.500	04/29/20	4,570,954
Doosan Infracore Co., Ltd. (BB-/Ba3)
10,124,625	4.500	05/28/21	10,111,969
Fairway Group Acquisition Co. (B-/B2)
12,091,281	5.000	08/17/18	11,773,885
Grocery Outlet, Inc. (NR/NR)
3,934,551	6.500	12/10/18	3,922,275
2,251,087	11.500	05/24/19	2,273,598
Michaels Stores, Inc. (B+/Ba3)
30,396,639	3.750	01/28/20	29,782,323
Neiman Marcus Group Ltd., Inc. (B/B2)
31,738,013	4.250	10/25/20	31,151,811
Party City Holdings, Inc. (B/B2)
7,872,882	4.000	07/27/19	7,728,100
Payless, Inc. (B/B1)
10,573,500	5.000	03/11/21	10,150,560
Payless, Inc. (CCC+/B3)
3,750,000	8.500	03/11/22	3,525,000
Petco Animal Supplies, Inc. (B/Ba3)
5,347,222	4.000	11/24/17	5,290,863
The Hillman Group, Inc. (B/B1)
2,643,375	4.500	06/30/21	2,630,158
The Men’s Wearhouse, Inc. (B+/Ba2)
3,750,000	4.500	06/18/21	3,724,988
True Religion Apparel, Inc. (B-/B3)
16,689,375	5.875	07/30/19	15,312,502
True Religion Apparel, Inc. (CCC/Caa2)
5,650,000	11.000	01/29/20	5,311,000

			233,763,033

Services Cyclical – Business Services – 4.1%
ADS Waste Holdings, Inc. (B+/B2)
52,647,507	3.750	10/09/19	51,173,377
Crossmark Holdings, Inc. (B/B1)
7,090,805	4.500	12/20/19	6,948,989

Senior Term Loans(a) – (continued)
Services Cyclical – Business Services – (continued)
Crossmark Holdings, Inc. (CCC+/Caa1)
6,864,000	8.750	12/21/20	6,778,200
Devix Midco SA (B/B1)
3,715,688	4.250	05/02/21	3,683,175
Devix Midco SA (CCC+/Caa1)
3,000,000	8.000	05/02/22	2,981,250
First Data Corp. (BB-/B1)
750,000	3.655	03/24/17	736,125
27,285,076	3.655	03/23/18	26,730,916
10,000,000	3.655	09/24/18	9,781,300
17,977,728	4.155	03/24/21	17,708,063
Koosharem LLC (B-/B3)
10,723,125	7.500	04/29/20	10,669,509
Ship US Bidco, Inc. (BB/Ba3)
4,013,791	5.250	11/29/19	4,029,565
TCH 2 Holdings LLC (B-/B1)
5,586,354	5.500	05/06/21	5,530,491
Travelport Finance S.A.R.L. (B-/B2)
12,625,000	6.000	09/02/21	12,595,710
Vantiv, LLC (BB+/Ba3)
38,104,500	3.750	06/13/21	37,834,720

			197,181,390

Services Cyclical – Consumer Services – 1.9%
Bright Horizons Family Solution, Inc. (BB-/B1)
53,469,283	3.750	01/30/20	52,734,080
Spin Holdco, Inc. (B/B2)
21,462,912	4.250	11/14/19	21,047,176
Weight Watchers International, Inc. (B+/B1)
985,000	3.160	04/02/16	953,805
18,277,222	4.000	04/02/20	13,890,689

			88,625,750

Services Cyclical – Rental Equipment – 0.2%
Maxim Crane Works LP (B/Caa2)
8,250,000	10.250	11/26/18	8,408,153

Technology – 1.1%
Ability Network, Inc. (CCC+/Caa2)
12,718,125	6.000	05/14/21	12,686,330
CDW LLC (BB/Ba3)
37,811,758	3.250	04/29/20	36,855,877
Peak Ten, Inc. (B/B2)
3,740,625	5.000	06/17/21	3,717,246

			53,259,453

Technology – Software/Services – 3.2%
Applied Systems, Inc. (B+/B1)
2,779,000	4.250	01/25/21	2,744,262
Applied Systems, Inc. (CCC+/Caa2)
2,865,000	7.500	01/23/22	2,852,824
Aspect Software, Inc. (B/B1)
4,991,351	7.250	05/06/16	4,977,326
Avago Technologies Cayman Ltd. (BBB-/Ba1)
30,872,625	3.750	05/06/21	30,567,912
Blackboard, Inc. (B+/B1)
7,395,328	4.750	10/04/18	7,332,912

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value
	Senior Term Loans(a) – (continued)
	Technology – Software/Services – (continued)
	BMC Software, Inc. (B/B1)
	$52,644,823	5.000%	09/10/20	$51,723,539
	Dealertrack Technologies, Inc. (BB-/Ba2)
	6,660,652	3.500	02/28/21	6,549,619
	Electrical Components International, Inc. (B+/B1)
	5,236,875	5.750	05/28/21	5,259,812
	Emdeon, Inc. (BB-/Ba3)
	18,805,758	3.750	11/02/18	18,576,516
	Ion Trading Technologies S.A.R.L. (B/B2)
	3,241,875	4.250	06/10/21	3,195,938
	Ion Trading Technologies S.A.R.L. (CCC+/Caa2)
	4,900,000	7.250	05/15/22	4,871,433
	Lawson Software, Inc. (B+/Ba3)
	4,361,045	3.750	06/03/20	4,258,386
	Sybil Software LLC (B+/B1)
	7,556,250	4.750	03/20/20	7,537,359

				150,447,838

	Textiles & Apparel – 0.2%
	Hanesbrands, Inc. (BBB-/Baa3)
EUR	9,052,313	0.000	07/29/21	11,483,606

	Transportation – 0.1%
	Pilot Travel Centers LLC (BB/Ba2)
	$3,300,000	0.000	09/23/21	3,283,500

	Utilities – Electric – 1.9%
	Calpine Corp. (BB/Ba3)
	18,494,583	4.000	04/01/18	18,322,214
	33,683,549	4.000	10/09/19	33,323,472
	14,486,794	4.000	10/30/20	14,323,817
	NRG Energy, Inc. (BB+/Baa3)
	26,630,684	2.750	07/02/18	26,098,071

				92,067,574

	Wireless Telecommunications – 3.2%
	Asurion LLC (B/Ba3)
	2,091,426	5.000	05/24/19	2,079,149
	Crown Castle Operating Co. (BBB/Ba2)
	41,197,329	3.000	01/31/21	30,793,146
	Intelsat Jackson Holdings Ltd. (BB/Ba3)
	75,184,955	3.750	06/30/19	73,869,219
	Level 3 Financing, Inc. (BB/Ba3)
	14,095,000	4.000	08/01/19	13,830,719
	22,000,000	4.000	01/15/20	21,587,500
	LTS Buyer LLC (B/B1)
	10,368,750	4.000	04/13/20	10,176,513

				152,336,246

	Wirelines Telecommunications – 0.2%
	Frontier Communications Corp. (BB-/Ba3)
	10,000,000	7.250	01/29/15	10,000,000

	TOTAL SENIOR TERM LOANS
	(Cost $3,969,898,251)			$3,908,783,470

	Corporate Obligations – 10.7%
	Airlines – 0.8%
	Air Canada (BB-/Ba3)(b)(c)
	$9,400,000	6.750%	10/01/19	$9,964,000
	Air Canada (BB+/Ba2)(b)
	11,923,683	5.375	11/15/22	12,196,139
	Air Canada 2013-1 Class C Pass Through Trust (B+/B1)(b)
	6,271,000	6.625	05/15/18	6,535,323
	Continental Airlines 2012-3 Class C Pass Thru Certificates (B+/B1)
	4,500,000	6.125	04/29/18	4,713,750
	United Airlines 2014-1 Class B Pass Through Trust (BB+/NR)
	3,850,000	4.750	10/11/23	3,840,375
	United Continental Holdings, Inc. (B/B2)
	1,299,000	6.375	06/01/18	1,360,702

				38,610,289

	Automotive(c) – 0.1%
	Chrysler Group LLC (B/B1)
	5,000,000	8.000	06/15/19	5,300,000

	Automotive – Parts(c) – 0.2%
	American Axle & Manufacturing, Inc. (B+/B2)
	1,000,000	5.125	02/15/19	1,000,000
	Stackpole International Intermediate Co. (B+/B2)(b)
	6,650,000	7.750	10/15/21	6,683,250

				7,683,250

	Building Materials(b)(c) – 0.0%
	Galapagos SA (B/B1)
EUR	1,100,000	5.375	06/15/21	1,355,816

	Chemicals – 0.4%
	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC (CCC+/Caa1)(c)
	$5,575,000	8.875	02/01/18	5,658,625
	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC (CCC+/Caa2)(c)
	1,550,000	9.000	11/15/20	1,476,375
	Momentive Performance Materials, Inc. (NR/WR)(c)(d)
	10,000,000	8.875	10/15/20	8,975,000
	US Coatings Acquisition, Inc./Axalta Coating Systems Dutch Holding B BV (B+/B1)(c)
EUR	1,000,000	5.750	02/01/21	1,334,160
	WR Grace & Co. (BB+/Ba3)(b)
	$1,500,000	5.125	10/01/21	1,518,750
	50,000	5.625	10/01/24	51,000

				19,013,910

	Consumer Products – Household & Leisure(c) – 0.2%
	Springs Industries, Inc. (B/B2)
	10,000,000	6.250	06/01/21	9,825,000

	Consumer Products – Industrial(c) – 0.1%
	HD Supply, Inc. (B+/B1)
	2,000,000	8.125	04/15/19	2,160,000

	Energy – Exploration & Production(b)(c) – 0.1%
	California Resources Corp. (BB/Ba1)
	5,200,000	5.000	01/15/20	5,271,500

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Principal Amount		Interest Rate		Maturity Date	Value
	Corporate Obligations – (continued)
	Entertainment(b)(c) – 0.0%
	WMG Acquisition Corp. (B+/B1)
	$1,750,000	5.625%		04/15/22	$1,754,375

	Finance(b) – 0.1%
	CIT Group, Inc. (BB-/Ba3)
	1,650,000	5.500		02/15/19	1,720,125
	International Lease Finance Corp. (BBB-/Ba1)
	2,000,000	7.125		09/01/18	2,245,000

					3,965,125

	Food and Beverage(c) – 0.2%
	B&G Foods, Inc. (BB-/B1)
	5,450,000	4.625		06/01/21	5,191,125
	Premier Foods PLC (B/B2)(b)
GBP	1,700,000	6.500		03/15/21	2,430,840
	Shearer’s Foods LLC/Chip Finance Corp. (B/B1)(b)
	$900,000	9.000		11/01/19	978,750

					8,600,715

	Gaming(c) – 0.1%
	Caesars Entertainment Operating Co., Inc. (CCC-/Caa2)
	7,800,000	9.000		02/15/20	5,986,500

	Health Care – 1.8%
	CHS/Community Health Systems, Inc. (BB/Ba2)(c)
	12,550,000	5.125		08/15/18	12,895,125
	10,000,000	5.125	(b)	08/01/21	10,025,000
	CHS/Community Health Systems, Inc. (B-/B3)(b)(c)
	17,600,000	6.875		02/01/22	18,348,000
	Crimson Merger Sub, Inc. (CCC+/Caa1)(b)(c)
	5,200,000	6.625		05/15/22	4,758,000
	HCA, Inc. (BB/Ba3)
	10,000,000	3.750		03/15/19	9,825,000
	16,300,000	6.500		02/15/20	17,807,750
	4,435,000	7.250	(c)	09/15/20	4,656,750
	8,050,000	5.000		03/15/24	7,919,187

					86,234,812

	Media – Broadcasting & Radio(c) – 0.6%
	iHeartCommunications, Inc. (CCC+/Caa1)
	3,153,000	9.000		12/15/19	3,172,706
	Univision Communications, Inc. (B+/B2)(b)
	6,525,000	6.875		05/15/19	6,802,313
	10,550,000	7.875		11/01/20	11,301,687
	6,421,000	6.750		09/15/22	6,886,523

					28,163,229

	Media – Cable(c) – 1.1%
	Cequel Communications Holdings I LLC/Cequel Capital Corp. (B-/B3)(b)
	2,600,000	5.125		12/15/21	2,476,500
	Numericable Group SA (B+/Ba3)(b)
	21,000,000	4.875		05/15/19	20,737,500
	8,200,000	6.250		05/15/24	8,261,500
	Virgin Media Finance PLC (B/B2)
	10,000,000	8.375		10/15/19	10,420,000
	Virgin Media Secured Finance PLC (BB-/Ba3)(b)
	11,000,000	5.375		04/15/21	11,082,500

					52,978,000

	Corporate Obligations – (continued)
	Media – Non Cable(b)(c) – 0.1%
	Nielsen Finance LLC/Nielsen Finance Co. (BB/B1)
	3,450,000	5.000		04/15/22	3,372,375

	Packaging(c) – 0.5%
	Ardagh Packaging Finance PLC (CCC+/Caa1)(b)
	4,900,000	6.250		01/31/19	4,893,875
	Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (B+/Ba3)(b)
EUR	5,200,000	4.250		01/15/22	6,403,666
	Reynolds Group Issuer, Inc. (B+/B1)
	$1,731,000	7.875		08/15/19	1,834,860
	8,550,000	5.750		10/15/20	8,688,937

					21,821,338

	Restaurants(b)(c) – 0.2%
	New Red Finance, Inc. (B-/Caa1)
	11,350,000	6.000		04/01/22	11,264,875

	Retailers(c) – 0.3%
	American Apparel, Inc. (CC/Caa2)
	5,868,513	13.000		04/15/20	6,543,392
	Claire’s Stores, Inc. (B-/B2)(b)
	3,850,000	9.000		03/15/19	3,907,750
	900,000	6.125		03/15/20	828,000

					11,279,142

	Services Cyclical – Business Services(b)(c) – 0.5%
	Altegrity, Inc. (CCC/Caa1)
	9,600,000	9.500		07/01/19	8,904,000
	First Data Corp. (BB-/B1)
	8,150,000	7.375		06/15/19	8,557,500
	2,925,000	6.750		11/01/20	3,093,188
	Sabre, Inc. (B+/Ba3)
	4,000,000	8.500		05/15/19	4,310,000

					24,864,688

	Services Cyclical – Consumer Services(c) – 0.2%
	APX Group, Inc. (B/Ba3)
	10,000,000	6.375		12/01/19	9,712,500

	Services Cyclical – Rental Equipment(b)(c) – 0.7%
	Ahern Rentals, Inc. (B/Caa1)
	10,000,000	9.500		06/15/18	10,700,000
	Algeco Scotsman Global Finance PLC (B/B2)
	10,000,000	8.500		10/15/18	10,250,000
	Jurassic Holdings III, Inc. (B-/Caa1)
	11,000,000	6.875		02/15/21	10,945,000

					31,895,000

	Telecommunications – Cellular – 1.6%
	Altice Financing SA (BB-/B1)(b)(c)
	8,000,000	6.500		01/15/22	8,200,000
	SBA Communications Corp. (B/B3)(b)(c)
	10,600,000	4.875		07/15/22	10,176,000
	Softbank Corp. (BB+/Ba1)(b)
	17,550,000	4.500		04/15/20	17,418,375
	Sprint Communications, Inc. (BB-/B1)
	8,000,000	8.375		08/15/17	8,960,000

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Obligations – (continued)
	Telecommunications – Cellular – (continued)
	Sprint Communications, Inc. (BB+/Ba2)(b)
	$3,500,000	9.000%	11/15/18	$4,046,875
	Sprint Communications, Inc. (BB-/B1)
	3,950,000	7.000	08/15/20	4,127,750
	Sprint Corp. (BB-/B1)(b)
	5,800,000	7.250	09/15/21	6,061,000
	3,000,000	7.875	09/15/23	3,187,500
	Wind Acquisition Finance SA (NR/Ba3)(b)(c)
	7,800,000	4.750	07/15/20	7,488,000
	Wind Acquisition Finance SA (B/Caa1)(b)(c)
	7,600,000	7.375	04/23/21	7,628,500

				77,294,000

	Telecommunications – Internet & Data(b)(c)(e) – 0.2%
	Level 3 Financing, Inc. (B-/B3)
	8,350,000	3.823	01/15/18	8,256,063

	Telecommunications – Satellites(c) – 0.2%
	Intelsat Jackson Holdings SA (B-/Caa1)
	8,475,000	6.625	12/15/22	8,538,563
	Intelsat Luxembourg SA (B-/Caa2)
	700,000	8.125	06/01/23	729,750

				9,268,313

	Telecommunications – Wirelines – 0.1%
	Frontier Communications Corp. (BB-/Ba3)
	5,000,000	8.250	04/15/17	5,525,000

	Transportation(c) – 0.3%
	Aguila 3 SA (B/B2)
	12,950,000	7.875 (b)	01/31/18	13,241,375
CHF	2,150,000	7.875	01/31/18	2,287,750

				15,529,125

	TOTAL CORPORATE OBLIGATIONS
	(Cost $511,194,735)			$506,984,940

	Agency Debenture(f) – 3.1%
	FHLB
	$150,000,000	0.000%	11/21/14	$149,997,300
	(Cost $149,993,625)

	Asset-Backed Securities(b)(e) – 1.8%
	Collateralized Loan Obligations – 1.8%
	ACIS CLO Ltd. Series 2013-1A, Class ACOM (A/NR)
	$9,000,000	1.461%	04/18/24	$8,674,200
	ACIS CLO Ltd. Series 2014-4A, Class ACOM (AA/NR)
	9,000,000	1.713	05/01/26	8,821,800
	ACIS CLO Ltd. Series 2014-4A, Class C (A/NR)
	1,500,000	2.777	05/01/26	1,389,865
	B&M CLO Ltd. Series 2014-1A, Class B (A/NR)
	8,500,000	2.998	04/16/26	8,073,954
	ICG US CLO Ltd. Series 2014-1A, Class B (A/NR)
	7,250,000	2.966	04/20/26	6,887,587

	Asset-Backed Securities(b)(e) – (continued)
	Collateralized Loan Obligations – (continued)
	OCP CLO Ltd. Series 2014-5A, Class B (A/NR)
	$9,250,000	2.916%	04/26/26	$8,807,221
	OFSI Fund V Ltd. Series 2013-5A, Class A3L (A/NR)
	4,000,000	3.433	04/17/25	3,924,476
	OFSI Fund VI Ltd. Series 2014-6A, Class B (A/NR)
	12,500,000	3.423	03/20/25	12,080,050
	Palmer Square CLO Ltd. Series 2013-1A, Class B (A/NR)
	3,300,000	3.084	05/15/25	3,204,290
	Red River CLO Ltd. Series 1A, Class A (AAA/Aaa)
	1,800,762	0.510	07/27/18	1,791,126
	Regatta IV Funding Ltd. Series 2014-1A, Class C (NR/A2)
	3,600,000	3.215	07/25/26	3,485,063
	Trinitas CLO II Ltd. Series 2014-2A, Class C (A/NR)
	1,950,000	3.124	07/15/26	1,862,814
	Trinitas CLO Ltd. Series 2014-1A, Class B1 (A/NR)
	8,000,000	3.103	04/15/26	7,552,648
	Zais CLO 1 Ltd. Series 2014-1A, Class B (A/NR)
	8,600,000	2.864	04/15/26	8,143,615

	TOTAL ASSET-BACKED SECURITIES
	(Cost $85,212,663)			$84,698,709

Shares	Description	Value
Investment Company(g) – 0.8%
5,757,912	Goldman Sachs High Yield Fund
(Cost $41,449,489)		$40,535,700

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $4,757,748,763)		$4,691,000,119

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(h) – 5.5%
Repurchase Agreement – 5.5%
Joint Repurchase Agreement Account II
$259,800,000	0.012%	10/01/14	$259,800,000
(Cost $259,800,000)

TOTAL INVESTMENTS – 104.2%
(Cost $5,017,548,763)			$4,950,800,119

LIABILITIES IN EXCESS OF OTHER ASSETS – (4.2)%			(199,760,915)

NET ASSETS – 100.0%			$4,751,039,204

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Senior Term Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility at September 30, 2014. Senior Term Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $411,217,017, which represents approximately 8.7% of net assets as of September 30, 2014.
(c)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(d)	Security is currently in default and/or non-income producing.
(e)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at September 30, 2014.
(f)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(g)	Represents Affiliated Funds.
(h)	Joint repurchase agreement was entered into on September 30, 2014. Additional information appears on page 123.

Security ratings disclosed, if any, are obtained from Standard & Poor’s/Moody’s Investors Service. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Currency Abbreviations:
CHF	—Swiss Franc
EUR	—Euro
GBP	—British Pound
USD	—U.S. Dollar

Investment Abbreviations:
CLO	—Collateralized Loan Obligation
FHLB	—Federal Home Loan Bank
LIBOR	—London Interbank Offered Rate
LP	—Limited Partnership
WR	—Withdrawn Rating

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

UNFUNDED LOAN COMMITMENTS — At September 30, 2014, the Fund had unfunded loan commitments which could be extended at the option of the borrowers, pursuant to the following loan agreements:

Borrower	Principal Amount	Current Value	Unrealized Gain (Loss)
Advantage Sales & Marketing, Inc. (NR/NR), due 07/23/21	$40,323	$39,588	$(885)
Ziggo B.V. (NR/NR), due 01/15/22	5,240,000	6,517,256	(101,129)
Ziggo N.V. (NR/NR), due 01/15/22	12,153,064	11,831,095	(361,427)
TOTAL			$(463,441)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2014, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Credit Suisse International (London)	USD/CHF	10/03/14	$5,059,639	$186,166
	USD/EUR	10/03/14	16,614,295	646,426
	USD/GBP	10/03/14	2,755,879	54,782
Royal Bank of Scotland PLC	USD/CHF	10/03/14	2,236,911	46,143
TOTAL				$933,517

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
JPMorgan Securities, Inc.	CHF/USD	10/03/14	$2,765,704	$(52,561)
Royal Bank of Scotland PLC	CHF/USD	10/03/14	2,237,247	(46,175)
TOTAL				$(98,736)

SWAP CONTRACTS — At September 30, 2014, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

		Rates Exchanged		Market Value
Notional Amount (000s)(a)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
$105,500	12/17/17	3 month LIBOR	1.500%	$(334,646)	$282,023
156,000	12/17/19	3 month LIBOR	2.250	(1,632,101)	290,642
96,200	12/17/21	3 month LIBOR	2.500	(828,176)	294,651
12,900	12/17/24	3 month LIBOR	3.000	(363,963)	49,099
TOTAL				$(3,158,886)	$916,415

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2014.

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT

					Market Value
Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at September 30, 2014(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Sold:
CDX North America High Yield Index 22	$45,045	5.000%	06/20/19	3.546%	$3,089,016	$(333,978)

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments

September 30, 2014 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value
	Corporate Obligations – 77.1%
	Automotive – 1.7%
	Ford Motor Credit Co. LLC
	$3,075,000	3.984%		06/15/16	$3,217,093
	4,325,000	5.875		08/02/21	4,970,145

					8,187,238

	Banks – 17.7%
	Abbey National Treasury Services PLC(a)
GBP	600,000	2.161		02/16/16	978,318
	American Express Co.(a)(b)
	$1,950,000	6.800		09/01/66	2,081,625
	Bank of America Corp.
	3,750,000	5.000		05/13/21	4,100,686
	8,300,000	4.000		04/01/24	8,379,380
	Barclays Bank PLC
	3,575,000	2.500		02/20/19	3,583,757
	Citigroup, Inc.
	3,750,000	3.375		03/01/23	3,686,800
	Compass Bank
	775,000	1.850	(b)	09/29/17	774,823
	1,025,000	2.750	(b)	09/29/19	1,023,553
	2,950,000	5.500		04/01/20	3,223,844
	Credit Suisse AG(c)
	2,500,000	6.500		08/08/23	2,719,091
	HSBC Holdings PLC(a)(b)
	1,675,000	6.375		09/17/49	1,668,504
	ING Bank NV(a)(b)
	4,150,000	4.125		11/21/23	4,222,335
	Intesa Sanpaolo SPA
	1,600,000	3.125		01/15/16	1,636,007
	4,525,000	3.875		01/16/18	4,708,589
	3,400,000	5.017	(c)	06/26/24	3,302,710
	JPMorgan Chase & Co.
	3,700,000	3.875		09/10/24	3,632,901
	Macquarie Bank Ltd.(c)
	2,650,000	2.600		06/24/19	2,647,851
	MUFG Capital Finance 1 Ltd.(a)(b)
	2,650,000	6.346		12/31/49	2,822,250
	Nordea Bank AB(a)(b)(c)
	1,200,000	6.125		09/23/49	1,176,000
	PNC Preferred Funding Trust II(a)(b)(c)
	3,800,000	1.457		03/29/49	3,652,750
	Regions Financial Corp.
	3,850,000	5.750		06/15/15	3,972,707
	Royal Bank of Scotland PLC
	4,250,000	2.550		09/18/15	4,311,514
	1,150,000	9.500	(a)(b)	03/16/22	1,311,000
	1,150,000	6.000		12/19/23	1,207,298
	Santander Holdings USA, Inc.
	3,000,000	3.000	(b)	09/24/15	3,053,830
	855,000	4.625		04/19/16	898,793
	975,000	3.450	(b)	08/27/18	1,011,072
	Santander US Debt SAU(c)
	1,700,000	3.781		10/07/15	1,746,621
	Sumitomo Mitsui Financial Group, Inc.(c)
	2,875,000	4.436		04/02/24	2,945,061
	Wells Fargo & Co.(a)(b)
	3,625,000	5.900		06/15/49	3,692,969

					84,172,639

	Corporate Obligations – (continued)
	Brokerage – 3.1%
	KKR Group Finance Co. LLC(c)
	$1,850,000	6.375%		09/29/20	$2,163,349
	Morgan Stanley, Inc.
	8,925,000	6.250		08/28/17	10,002,662
	2,375,000	5.950		12/28/17	2,659,388

					14,825,399

	Chemicals – 2.4%
	Ecolab, Inc.
	1,667,000	5.500		12/08/41	1,908,200
	Incitec Pivot Ltd.(c)
	3,700,000	4.000		12/07/15	3,816,369
	LyondellBasell Industries NV(b)
	1,120,000	5.000		04/15/19	1,236,363
	Monsanto Co.(b)
	2,000,000	4.200		07/15/34	2,006,412
	2,400,000	4.700		07/15/64	2,383,728

					11,351,072

	Consumer Products – 1.1%
	Avon Products, Inc.
	3,875,000	4.600		03/15/20	3,957,388
	Whirlpool Corp.
	1,300,000	2.400		03/01/19	1,290,790

					5,248,178

	Distributor(c) – 0.2%
	Southern Star Central Gas Pipeline, Inc.
	1,100,000	6.000		06/01/16	1,165,054

	Diversified Manufacturing – 0.8%
	Valmont Industries, Inc.(b)
	1,200,000	5.250		10/01/54	1,173,450
	Xylem, Inc.
	2,350,000	3.550		09/20/16	2,455,440

					3,628,890

	Electric – 5.2%
	Arizona Public Service Co.
	3,965,000	8.750		03/01/19	5,025,362
	Consumers Energy Co.(b)
	2,500,000	3.950		05/15/43	2,414,540
	Florida Power & Light Co.(b)
	2,600,000	5.250		02/01/41	3,039,047
	Kentucky Utilities Co.(b)
	1,700,000	5.125		11/01/40	1,958,195
	PPL WEM Holdings PLC(b)(c)
	1,750,000	5.375		05/01/21	1,964,433
	Progress Energy, Inc.
	1,000,000	7.000		10/30/31	1,313,445
	Public Service Electric & Gas Co.(b)
	2,525,000	3.950		05/01/42	2,460,636
	Puget Sound Energy, Inc.(a)(b)
	2,000,000	6.974		06/01/67	2,095,000
	Ruwais Power Co. PJSC(c)
	670,000	6.000		08/31/36	750,400
	Southern California Edison Co.(b)
	1,550,000	4.050		03/15/42	1,523,448

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Electric – (continued)
Virginia Electric and Power Co.(b)
$2,030,000	4.000%		01/15/43	$1,958,141

				24,502,647

Energy – 5.5%
Anadarko Petroleum Corp.
3,125,000	8.700		03/15/19	3,929,477
BG Energy Capital PLC(a)(b)
2,550,000	6.500		11/30/72	2,772,339
Corp Financiera de Desarrollo SA(c)
360,000	4.750		02/08/22	374,400
Dolphin Energy Ltd.(c)
339,625	5.888		06/15/19	373,588
600,000	5.500		12/15/21	672,060
Lukoil International Finance BV
200,000	6.125		11/09/20	200,500
Nexen, Inc.
675,000	6.400		05/15/37	819,021
Pemex Project Funding Master Trust
900,000	6.625		06/15/35	1,040,625
Petrobras Global Finance BV
3,100,000	4.875		03/17/20	3,115,841
930,000	6.250		03/17/24	972,129
Petroleos Mexicanos
150,000	3.500		07/18/18	155,475
127,000	6.000		03/05/20	143,828
280,000	5.500		01/21/21	306,642
800,000	6.375	(c)	01/23/45	904,640
PTTEP Canada International Finance Ltd.(c)
820,000	5.692		04/05/21	922,336
Transocean, Inc.
4,650,000	6.500		11/15/20	4,905,748
Transportadora de Gas Internacional SA ESP(b)
770,000	5.700		03/20/22	816,200
Weatherford International Ltd.
2,685,000	9.625		03/01/19	3,448,120

				25,872,969

Food & Beverage(c) – 2.8%
Pernod-Ricard SA
5,700,000	4.450		01/15/22	6,023,515
SABMiller Holdings, Inc.
1,175,000	4.950		01/15/42	1,222,749
Suntory Holdings Ltd.
3,400,000	2.550		09/29/19	3,395,587
WM Wrigley Jr Co.(b)
2,650,000	3.375		10/21/20	2,689,466

				13,331,317

Home Construction – 1.0%
MDC Holdings, Inc.
2,275,000	5.625		02/01/20	2,369,790
2,375,000	6.000	(b)	01/15/43	2,183,078

				4,552,868

Corporate Obligations – (continued)
Life Insurance – 1.5%
AIG Life Holdings, Inc.
1,325,000	8.500		07/01/30	1,742,375
Genworth Financial, Inc.
1,000,000	8.625		12/15/16	1,148,375
1,550,000	7.700		06/15/20	1,863,458
Teachers Insurance & Annuity Association of America(c)
2,440,000	4.900		09/15/44	2,486,660

				7,240,868

Media – Cable – 2.3%
Comcast Corp.
1,375,000	4.250		01/15/33	1,386,255
2,775,000	6.450		03/15/37	3,546,255
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.(b)
1,025,000	6.000		08/15/40	1,147,353
Time Warner Cable, Inc.
2,000,000	5.000		02/01/20	2,218,551
1,675,000	7.300		07/01/38	2,262,934
425,000	5.875	(b)	11/15/40	497,144

				11,058,492

Media – Non Cable – 0.9%
21st Century Fox America, Inc.
700,000	3.700	(b)(c)	09/15/24	701,220
1,700,000	6.150		02/15/41	2,031,056
1,625,000	5.400		10/01/43	1,778,124

				4,510,400

Metals & Mining – 1.1%
Freeport-McMoRan, Inc.(b)
1,600,000	3.550		03/01/22	1,563,320
Glencore Funding LLC(c)
1,550,000	1.700		05/27/16	1,560,517
1,975,000	2.500		01/15/19	1,933,367

				5,057,204

Noncaptive – Financial – 2.4%
Air Lease Corp.
800,000	4.500		01/15/16	828,000
1,100,000	5.625		04/01/17	1,186,625
GE Capital Trust I(a)(b)
3,280,000	6.375		11/15/67	3,567,000
General Electric Capital Corp.
1,325,000	5.875		01/14/38	1,593,663
975,000	6.375	(a)(b)	11/15/67	1,066,406
International Lease Finance Corp.
3,225,000	5.750		05/15/16	3,354,000

				11,595,694

Pharmaceuticals(b) – 1.3%
Gilead Sciences, Inc.
1,375,000	4.800		04/01/44	1,440,283
Roche Holdings, Inc.(c)
4,725,000	2.875		09/29/21	4,718,224

				6,158,507

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Pipelines – 4.2%
Energy Transfer Partners LP
$3,727,000	5.950%		02/01/15	$3,788,199
Enterprise Products Operating LLC(a)(b)
3,725,000	8.375		08/01/66	4,088,187
1,765,000	7.000		06/01/67	1,844,425
Tennessee Gas Pipeline Co.
2,125,000	8.375		06/15/32	2,809,135
TransCanada PipeLines Ltd.(a)(b)
3,875,000	6.350		05/15/67	3,952,500
Western Gas Partners LP(b)
2,950,000	5.450		04/01/44	3,208,629

				19,691,075

Property/Casualty Insurance – 1.3%
Alleghany Corp.(b)
1,175,000	4.900		09/15/44	1,168,537
American International Group, Inc.(b)
3,325,000	4.500		07/16/44	3,295,336
Arch Capital Group Ltd.
1,245,000	7.350		05/01/34	1,669,098

				6,132,971

Real Estate Investment Trusts – 7.7%
American Campus Communities Operating Partnership LP(b)
3,200,000	4.125		07/01/24	3,209,301
ARC Properties Operating Partnership LP/Clark Acquisition LLC(c)
5,075,000	2.000		02/06/17	5,075,663
Camden Property Trust
3,400,000	5.700		05/15/17	3,748,313
CubeSmart LP(b)
1,625,000	4.800		07/15/22	1,747,372
Developers Diversified Realty Corp.
590,000	9.625		03/15/16	662,455
3,750,000	7.500		04/01/17	4,262,815
ERP Operating LP(b)
1,750,000	4.500		07/01/44	1,734,239
HCP, Inc.
2,525,000	6.300		09/15/16	2,771,242
2,475,000	2.625	(b)	02/01/20	2,449,941
Health Care REIT, Inc.(b)
775,000	4.125		04/01/19	826,132
Kilroy Realty LP
2,300,000	5.000		11/03/15	2,401,246
1,125,000	6.625		06/01/20	1,323,037
Retail Opportunity Investments Partnership LP(b)
1,825,000	5.000		12/15/23	1,938,532
Trust F/1401(c)
230,000	5.250		12/15/24	240,005
UDR, Inc.
1,900,000	4.250		06/01/18	2,030,867
WEA Finance LLC/Westfield UK & Europe Finance PLC(b)(c)
2,150,000	2.700		09/17/19	2,155,098

				36,576,258

Corporate Obligations – (continued)
Retailers(b) – 1.3%
CVS Health Corp.
1,075,000	5.750		05/15/41	1,260,837
NIKE, Inc.
2,936,000	3.625		05/01/43	2,746,993
Sysco Corp.
2,175,000	3.500		10/02/24	2,180,653

				6,188,483

Technology – Hardware – 1.6%
Hewlett-Packard Co.
1,400,000	3.000		09/15/16	1,449,198
4,400,000	2.600		09/15/17	4,519,069
1,396,000	4.300		06/01/21	1,488,460

				7,456,727

Technology – Software/Services – 0.6%
Apple, Inc.
3,000,000	3.850		05/04/43	2,776,610

Tobacco – 1.2%
Altria Group, Inc.
1,650,000	2.850		08/09/22	1,579,190
Imperial Tobacco Finance PLC(c)
4,100,000	2.050		02/11/18	4,083,403

				5,662,593

Trucking & Leasing(c) – 1.7%
ERAC USA Finance LLC
3,650,000	5.625		03/15/42	4,122,237
Penske Truck Leasing Co. LP/PTL Finance Corp.
3,100,000	2.500		03/15/16	3,163,029
650,000	4.875		07/11/22	698,518

				7,983,784

Wireless Telecommunications – 0.7%
American Tower Corp.
3,325,000	3.400		02/15/19	3,396,828

Wirelines Telecommunications – 5.8%
AT&T, Inc.(b)
3,000,000	2.625		12/01/22	2,839,732
Telefonica Emisiones SAU
625,000	6.221		07/03/17	697,006
1,750,000	3.192		04/27/18	1,806,234
1,925,000	5.462		02/16/21	2,141,529
Verizon Communications, Inc.
5,425,000	4.500		09/15/20	5,856,504
4,775,000	4.150	(b)	03/15/24	4,911,868
3,464,000	6.400		09/15/33	4,219,601
588,000	6.550		09/15/43	729,258
3,598,000	4.862	(c)	08/21/46	3,607,652
589,000	5.012	(c)	08/21/54	589,669

				27,399,053

TOTAL CORPORATE OBLIGATIONS
(Cost $355,844,874)				$365,723,818

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations(a) – 2.1%
Commercial Mortgage-Backed Securities – 2.1%
Sequential Floating Rate – 2.1%
GS Mortgage Securities Trust Series 2007-GG10, Class A4
$9,069,695	5.991%	08/10/45	$9,920,299
(Cost $10,099,956)

Agency Debentures – 0.3%
FHLB
$600,000	3.000%	09/10/21	$618,698
Tennessee Valley Authority
500,000	4.625	09/15/60	544,206

TOTAL AGENCY DEBENTURES
(Cost $1,106,204)			$1,162,904

Foreign Debt Obligations – 3.1%
Sovereign – 3.1%
Federal Republic of Brazil
$940,000	4.250%	01/07/25	$930,600
370,000	8.250	01/20/34	497,650
1,485,000	7.125	01/20/37	1,819,125
Republic of Chile
935,000	3.625	10/30/42	820,462
Republic of Colombia
801,000	4.000	02/26/24	811,013
522,000	6.125	01/18/41	610,740
Republic of Panama(d)
120,000	9.375	04/01/29	178,200
Republic of Turkey
2,040,000	6.250	09/26/22	2,244,000
1,550,000	5.750	03/22/24	1,643,000
180,000	7.375	02/05/25	213,525
Republic of Uruguay
551,876	5.100	06/18/50	535,320
United Mexican States
2,854,000	6.050	01/11/40	3,360,585
835,000	5.550	01/21/45	926,850

TOTAL FOREIGN DEBT OBLIGATIONS
(Cost $13,793,406)			$14,591,070

Municipal Debt Obligations – 3.4%
California – 2.1%
California State GO Bonds Build America Taxable Series 2009
$1,450,000	7.500%	04/01/34	$2,068,686
455,000	7.300	10/01/39	635,931
California State GO Bonds Build America Taxable Series 2010
2,320,000	7.625	03/01/40	3,382,885
California State University RB Build America Bonds Series 2010
2,825,000	6.484	11/01/41	3,612,807

			9,700,309

Municipal Debt Obligations – (continued)
Illinois – 1.2%
Chicago Illinois Metropolitan Water Reclamation District GO Bonds Build America Taxable Direct Payment Series 2009
1,775,000	5.720	12/01/38	2,127,550
Illinois State GO Bonds Build America Series 2010
3,225,000	6.630	02/01/35	3,527,376

			5,654,926

New Jersey – 0.1%
New Jersey State Turnpike Authority RB Build America Bonds Taxable Series 2009 F
350,000	7.414	01/01/40	501,267

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $12,546,283)			$15,856,502

U.S. Treasury Obligations – 6.7%
United States Treasury Bonds
$350,000	2.750%	11/15/42	$320,187
400,000	3.750 (e)	11/15/43	442,084
1,000,000	3.375	05/15/44	1,032,320
United States Treasury Inflation Protected Securities
3,124,566	0.625	01/15/24	3,142,126
1,605,440	0.125	07/15/24	1,542,475
United States Treasury Notes
16,700,000	0.375 (e)	01/31/16	16,724,215
3,400,000	1.625	08/31/19	3,376,812
5,300,000	1.750	09/30/19	5,292,315

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $31,877,341)			$31,872,534

Notional Amount	Exercise Rate	Expiration Date	Value
Options Purchased – 0.5%
Interest Rate Swaptions
Bank of America NA Call - OTC - 10 year Interest Rate Swap Strike Price 3.590%
$5,700,000	3.590%	03/22/16	$112,332
Bank of America NA Call - OTC - 10 year Interest Rate Swap Strike Price 4.070%
5,200,000	4.070	03/29/16	53,806
Bank of America NA Put - OTC - 30 year Interest Rate Swap Strike Price 3.950%
1,100,000	3.950	01/29/16	147,884
Bank of America NA Call - OTC - 30 year Interest Rate Swap Strike Price 3.950%
1,100,000	3.950	01/29/16	29,002
Citibank NA Call - OTC - 10 year Interest Rate Swap Strike Price 3.633%
10,400,000	3.633	02/19/16	177,383
Deutsche Bank AG Call - OTC - 2 year Interest Rate Swap Strike Price 1.950%
16,100,000	1.950	10/26/15	91,095

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

Notional Amount	Exercise Rate	Expiration Date	Value
Options Purchased – (continued)
Interest Rate Swaptions – (continued)
Deutsche Bank AG Call - OTC - 2 year Interest Rate Swap Strike Price 2.030%
$16,000,000	2.030%	10/26/15	$81,149
Deutsche Bank AG Put - OTC - 5 year Interest Rate Swap Strike Price 2.550%
5,400,000	2.550	09/28/15	87,662
Deutsche Bank AG Call - OTC - 5 year Interest Rate Swap Strike Price 2.550%
5,400,000	2.550	09/28/15	82,535
Deutsche Bank AG Put - OTC - 5 year Interest Rate Swap Strike Price 2.940%
2,800,000	2.940	09/29/16	63,877
Deutsche Bank AG Call - OTC - 5 year Interest Rate Swap Strike Price 2.940%
2,800,000	2.940	09/29/16	66,965
Deutsche Bank AG Call - OTC - 10 year Interest Rate Swap Strike Price 3.780%
2,200,000	3.780	09/26/16	52,371
Deutsche Bank AG Put - OTC - 10 year Interest Rate Swap Strike Price 4.113%
3,300,000	4.113	04/16/19	274,314
Deutsche Bank AG Call - OTC - 10 year Interest Rate Swap Strike Price 4.113%
3,300,000	4.113	04/16/19	130,476
Deutsche Bank AG Put - OTC - 10 year Interest Rate Swap Strike Price 4.135%
4,100,000	4.135	04/17/19	345,360
Deutsche Bank AG Call - OTC - 10 year Interest Rate Swap Strike Price 4.135%
4,100,000	4.135	04/17/19	159,786
JPMorgan Chase Bank NA Call - OTC - 2 year Interest Rate Swap Strike Price 1.855%
15,500,000	1.855	11/02/15	103,467
JPMorgan Chase Bank NA Call - OTC - 5 year Interest Rate Swap Strike Price 2.783%
5,800,000	2.783	09/30/15	64,525
JPMorgan Chase Bank NA Put - OTC - 5 year Interest Rate Swap Strike Price 2.973%
4,300,000	2.973	09/26/16	101,704
JPMorgan Chase Bank NA Call - OTC - 5 year Interest Rate Swap Strike Price 2.973%
4,300,000	2.973	09/26/16	99,031
JPMorgan Chase Bank NA Put - OTC - 10 year Interest Rate Swap Strike Price 3.413%
2,100,000	3.413	09/19/16	100,257
JPMorgan Chase Bank NA Call - OTC - 10 year Interest Rate Swap Strike Price 3.413%
2,100,000	3.413	09/19/16	72,909
JPMorgan Chase Bank NA Call - OTC - 10 year Interest Rate Swap Strike Price 3.610%
4,700,000	3.610	02/16/16	81,608

TOTAL OPTIONS PURCHASED
(Cost $3,047,335)			$2,579,498

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $428,315,399)			$441,706,625

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investment(f) – 5.3%
Repurchase Agreement – 5.3%
Joint Repurchase Agreement Account II
$25,300,000	0.012%	10/01/14	$25,300,000
(Cost $25,300,000)

TOTAL INVESTMENTS – 98.5%
(Cost $453,615,399)			$467,006,625

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.5%			7,136,033

NET ASSETS – 100.0%			$474,142,658

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at September 30, 2014.
(b)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $79,763,292, which represents approximately 16.8% of net assets as of September 30, 2014.
(d)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect at September 30, 2014.
(e)	A portion of this security is segregated as collateral for initial margin requirements on futures transactions.
(f)	Joint repurchase agreement was entered into on September 30, 2014. Additional information appears on page 123.

Currency Abbreviations:
EUR	—Euro Currency
GBP	—British Pound
USD	—U.S. Dollar

Investment Abbreviations:
FHLB	—Federal Home Loan Bank
GO	—General Obligation
LIBOR	—London Interbank Offered Rate
OTC	—Over the Counter
RB	—Revenue Bond
REIT	—Real Estate Investment Trust
SPA	—Stand-by Purchase Agreement

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2014, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Deutsche Bank AG (London)	USD/GBP	10/22/14	$966,337	$14,608

FUTURES CONTRACTS — At September 30, 2014, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Eurodollars	(122)	March 2017	$(29,760,375)	$38,861
Eurodollars	(110)	June 2017	(26,780,875)	50,921
Eurodollars	(49)	September 2017	(11,911,288)	25,549
Ultra Long U.S. Treasury Bonds	(8)	December 2014	(1,220,000)	(17,823)
2 Year U.S. Treasury Notes	8	December 2014	1,750,750	391
5 Year U.S. Treasury Notes	133	December 2014	15,728,289	(18,758)
10 Year U.S. Treasury Notes	302	December 2014	37,641,469	214,239
20 Year U.S. Treasury Bonds	136	December 2014	18,755,250	(271,379)
TOTAL				$22,001

SWAP CONTRACTS — At September 30, 2014, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

		Rates Exchanged		Market Value
Notional Amount (000s)(a)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
$1,700	02/01/17	3 month LIBOR	1.625%	$(419)	$919
6,300	08/04/17	3 month LIBOR	2.195	(6,169)	4,104
7,200	10/28/17	1.450%	3 month LIBOR	(88,283)	29,921
12,100	12/17/19	3 month LIBOR	2.250	(109,626)	5,576
2,100	10/02/20	2.532	3 month LIBOR	10	—
9,700	08/04/21	3.025	3 month LIBOR	40,063	12,688
14,900	12/17/21	3 month LIBOR	2.500	(60,447)	(22,188)
5,000	01/30/24	4.252	3 month LIBOR	5,872	178,963
23,500	12/17/24	3 month LIBOR	3.000	(662,695)	89,107
12,600	03/10/26	3.170	3 month LIBOR	(913,393)	953,702
5,200	08/04/26	3 month LIBOR	3.409	(36,274)	(42,421)
700	09/28/26	3.280	3 month LIBOR	6	942
7,100	12/17/29	3 month LIBOR	3.250	(155,030)	(56,035)
1,500	01/30/39	3 month LIBOR	4.370	(57,197)	(101,009)
TOTAL				$(2,043,582)	$1,054,269

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2014.

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments

September 30, 2014 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value
	Sovereign Debt Obligations – 67.7%
	Argentina(a) – 0.5%
	Republic of Argentina (NR/NR)
EUR	7,287,000	0.000%		12/15/35	$681,085
	$105,880,000	0.000		12/15/35	8,046,880

					8,727,965

	Brazil – 10.1%
	Brazil Letras do Tesouro Nacional (BBB+/Baa2)(b)
BRL	146,361,000	0.000		01/01/15	58,149,920
	6,877,000	0.000		04/01/15	2,660,117
	5,523,000	0.000		01/01/16	1,953,705
	57,600,000	0.000		07/01/17	17,009,598
	Brazil Notas do Tesouro Nacional (BBB+/Baa2)
	5,087,535	6.000		08/15/16	2,108,041
	2,074,433	6.000		05/15/17	861,579
	22,806,000	10.000		01/01/18	8,735,661
	24,246,000	10.000		01/01/19	9,137,297
	107,038,000	10.000		01/01/23	38,508,552
	5,298,000	10.000		01/01/25	1,873,057
	98,331,096	6.000		08/15/40	39,093,267
	33,627,008	6.000		08/15/50	13,251,146

					193,341,940

	Chile – 0.7%
	Bonos de la Tesoreria de la Republica (NR/NR)
CLP	2,090,533,730	3.000		01/01/15	3,509,601
	Bonos del Banco Central de Chile en Pesos (NR/NR)
	1,245,000,000	6.000		06/01/17	2,225,087
	1,546,753,280	3.000		03/01/22	2,863,878
	Republic of Chile (NR/NR)
	2,905,000,000	6.000		01/01/18	5,147,865

					13,746,431

	Colombia – 5.7%
	Republic of Colombia (NR/Baa2)
COP	1,000,000,000	4.375		03/21/23	425,512
	Republic of Colombia (BBB/Baa2)
	2,399,000,000	12.000		10/22/15	1,265,799
	Republic of Colombia (BBB+/Baa2)
	33,358,000,000	8.000		10/28/15	17,004,385
	3,424,300,000	11.250		10/24/18	2,017,636
	152,453,300,000	7.000		05/04/22	76,201,994
	15,005,000,000	7.500		08/26/26	7,564,317
	10,997,500,000	6.000		04/28/28	4,819,850

					109,299,493

	Costa Rica – 0.3%
	Republic of Costa Rica (NR/NR)
CRC	2,404,800,000	11.130		03/28/18	4,751,504
	394,800,000	9.200		03/27/19	727,400

					5,478,904

	Dominican Republic – 1.3%
	Dominican Republic (NR/NR)
DOP	344,700,000	16.950		02/04/22	10,627,868
	113,200,000	14.500	(c)	02/10/23	2,969,666
	100,000	14.500		02/10/23	2,623
	390,500,000	18.500	(c)	02/04/28	12,037,990

					25,638,147

	Sovereign Debt Obligations – (continued)
	Honduras(c) – 0.1%
	Republic of Honduras (B/B3)
	$1,690,000	8.750%		12/16/20	$1,913,925

	Hungary – 2.5%
	Hungary Government Bond (BB/Ba1)
HUF	674,650,000	5.500		12/20/18	2,975,779
	4,542,880,000	6.500		06/24/19	20,683,304
	1,342,020,000	7.500		11/12/20	6,471,741
	2,780,270,000	7.000		06/24/22	13,186,047
	384,370,000	6.000		11/24/23	1,732,159
	Hungary Government Bond (BB/NR)
	494,180,000	5.500		06/24/25	2,142,653

					47,191,683

	Indonesia – 0.6%
	Perusahaan Penerbit SBSN (NR/Baa3)(c)
	$9,641,000	4.350		09/10/24	9,406,001
	Perusahaan Penerbit SBSN (BB+/Baa3)
	1,660,000	3.300		11/21/22	1,520,975
	Republic of Indonesia (NR/Baa3)
IDR	9,000,000	6.125		05/15/28	576

					10,927,552

	Israel(b) – 0.9%
	Israel Government Bond (NR/NR)
ILS	66,870,000	0.000		05/06/15	18,134,853

	Malaysia – 6.9%
	Federation of Malaysia (NR/NR)(b)
MYR	43,050,000	0.000		10/16/14	13,105,603
	40,150,000	0.000		10/28/14	12,209,725
	28,290,000	0.000		11/06/14	8,596,212
	16,440,000	0.000		01/20/15	4,962,223
	103,680,000	0.000		08/04/15	30,699,299
	Malaysia Government Bond (NR/NR)
	42,270,000	3.654		10/31/19	12,867,192
	16,680,000	3.889		07/31/20	5,104,649
	12,570,000	4.048		09/30/21	3,885,933
	5,610,000	3.418		08/15/22	1,653,116
	15,400,000	3.480		03/15/23	4,551,696
	70,300,000	4.181		07/15/24	21,891,362
	Malaysia Government Bond (NR/A3)
	30,180,000	3.741		02/27/15	9,209,937
	11,000,000	4.160		07/15/21	3,412,498

					132,149,445

	Mexico – 6.2%
	United Mexican States (NR/NR)(b)
MXN	91,000,000	0.000		12/11/14	6,727,001
	United Mexican States (A/A3)
	304,390,900	7.750		12/14/17	24,733,646
	36,212,100	6.500		06/09/22	2,794,539
	97,846,000	8.000		12/07/23	8,273,363
	52,994,800	10.000		12/05/24	5,114,755
	92,321,700	8.500		05/31/29	8,123,085
	19,218,000	7.750		05/29/31	1,583,936
	256,700	8.500		11/18/38	22,633

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Principal Amount		Interest Rate		Maturity Date	Value
	Sovereign Debt Obligations – (continued)
	Mexico – (continued)
	United Mexican States (NR/A3)
MXN	821,676,000	4.750%		06/14/18	$60,786,006

					118,158,964

	Nigeria – 1.0%
	Nigeria Government Bond (NR/NR)
NGN	922,370,000	0.000	(b)	05/07/15	5,281,689
	658,670,000	0.000	(b)	06/04/15	3,738,139
	1,574,590,000	0.000	(a)	09/03/15	8,698,733
	225,570,000	16.000		06/29/19	1,571,074

					19,289,635

	Paraguay – 0.7%
	Republic of Paraguay (BB/Ba2)
	$7,770,000	4.625	(c)	01/25/23	7,905,975
	1,050,000	4.625		01/25/23	1,068,375
	5,025,000	6.100	(c)	08/11/44	5,313,938

					14,288,288

	Peru – 0.6%
	Republic of Peru (A-/A3)
PEN	12,428,000	7.840		08/12/20	4,887,213
	9,882,000	8.200		08/12/26	4,076,835
	422,000	6.900		08/12/37	147,252
	Republic of Peru (NR/NR)
	4,842,000	5.200		09/12/23	1,621,099
	Republic of Peru (NR/A3)
	116,000	6.950		08/12/31	41,656
	1,969,000	6.850		02/12/42	677,501

					11,451,556

	Philippines – 0.4%
	Republic of Philippines (BBB/Baa3)
PHP	326,000,000	3.900		11/26/22	7,137,095

	Poland – 6.6%
	Poland Government Bond (A/NR)
PLN	99,690,000	3.250		07/25/19	31,276,682
	57,600,000	3.250		07/25/25	17,717,322
	Poland Government Bond (A/A2)
	51,340,000	5.250		10/25/20	17,814,036
	139,810,000	5.750		09/23/22	50,739,220
	25,370,000	4.000		10/25/23	8,263,805

					125,811,065

	Romania – 1.9%
	Republic of Romania (NR/NR)
RON	51,060,000	5.900		07/26/17	15,729,281
	27,520,000	4.750		06/24/19	8,325,503
	33,480,000	5.950		06/11/21	10,656,789
	Republic of Romania (BBB-/Baa3)
EUR	1,185,000	4.625		09/18/20	1,695,988

					36,407,561

	Russia – 6.1%
	Russian Federation Bond (NR/Baa1)
RUB	302,240,000	7.000		01/25/23	6,609,326
	817,900,000	7.050		01/19/28	17,219,024

	Sovereign Debt Obligations – (continued)
	Russia – (continued)
	Russian Federation Bond (BBB/Baa1)
RUB	1,289,130,000	6.200%		01/31/18	$29,706,241
	1,125,000,000	7.850		03/10/18	27,194,793
	565,740,000	7.500		02/27/19	13,369,422
	115,870,000	6.700		05/15/19	2,645,235
	40,950,000	7.600		04/14/21	950,351
	533,850,000	7.600		07/20/22	12,192,240
	298,630,000	7.000		08/16/23	6,518,574

					116,405,206

	South Africa – 3.2%
	Republic of South Africa (BBB+/Baa1)
ZAR	18,480,000	8.000		12/21/18	1,664,636
	221,209,000	7.250		01/15/20	19,182,490
	Republic of South Africa (NR/NR)
	6,780,000	7.750		02/28/23	586,847
	58,080,000	8.000		01/31/30	4,830,194
	294,710,000	8.250		03/31/32	24,540,643
	66,770,000	8.750		01/31/44	5,704,958
	55,020,000	8.750		02/28/48	4,748,291
	Republic of South Africa (NR/Baa1)
	6,060,000	6.750		03/31/21	506,219

					61,764,278

	Thailand – 4.8%
	Thailand Government Bond (NR/Baa1)
THB	369,980,000	3.580		12/17/27	11,328,064
	162,901,674	1.250		03/12/28	4,630,168
	97,800,000	3.775		06/25/32	2,962,094
	Thailand Government Bond (A-/Baa1)
	174,547,000	3.875		06/13/19	5,600,834
	372,736,792	1.200		07/14/21	11,165,000
	1,487,645,000	3.650		12/17/21	47,101,552
	321,620,000	3.625		06/16/23	10,104,023

					92,891,735

	Turkey – 6.6%
	Turkey Government Bond (NR/NR)
TRY	5,110,000	8.300		10/07/15	2,212,884
	55,030,000	9.000		03/08/17	23,924,773
	64,250,000	8.300		06/20/18	27,100,684
	19,120,000	8.800		11/14/18	8,178,208
	58,030,000	10.400		03/27/19	26,223,172
	59,930,000	8.500		07/10/19	25,160,044
	14,295,000	9.500		01/12/22	6,221,156
	7,040,000	7.100		03/08/23	2,624,673
	12,640,000	8.800		09/27/23	5,231,618

					126,877,212

	TOTAL SOVEREIGN DEBT OBLIGATIONS
	(Cost $1,395,653,640)				$1,297,032,933

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value
	Structured Notes – 10.8%
	Brazil – 0.2%
	Notas do Tesouro Nacional Series B (Issuer HSBC Corp.) (NR/NR)
BRL	845,000	0.000	%(a)	01/05/17	$329,393
	7,736,010	6.000		08/15/40	3,075,588

					3,404,981

	Colombia – 1.8%
	Republic of Columbia (Issuer Citigroup Funding, Inc.) (NR/NR)
COP	24,676,000,000	11.250	(c)	10/25/18	14,539,379
	15,491,000,000	11.250	(c)	10/25/18	9,127,472
	12,492,000,000	11.000		07/27/20	7,521,498
	4,226,000,000	11.000		07/25/24	2,539,655

					33,728,004

	Indonesia – 8.2%
	Republic of Indonesia (Issuer Barclays Bank PLC) (NR/NR)
IDR	140,000,000,000	10.000		07/17/17	12,018,055
	Republic of Indonesia (Issuer Deutsche Bank AG (London) (NR/NR)(c)
	105,400,000,000	7.000		05/17/22	7,914,731
	35,400,000,000	7.000		05/17/27	2,505,745
	29,500,000,000	8.250		06/17/32	2,257,591
	Republic of Indonesia (Issuer JPMorgan Chase Bank NA) (NR/NR)(c)
	46,000,000,000	10.000		07/18/17	3,948,790
	66,250,000,000	7.000		05/17/27	4,689,423
	161,824,000,000	6.125		05/17/28	10,365,501
	27,665,000,000	9.000		03/19/29	2,276,090
	42,700,000,000	10.500		08/19/30	3,949,356
	363,204,000,000	6.625		05/17/33	23,383,959
	Republic of Indonesia (Issuer JPMorgan Chase Bank NA) (A/NR)
	50,100,000,000	10.000		07/17/17	4,300,747
	Republic of Indonesia (Issuer Standard Chartered Bank) (NR/NR)
	307,999,000,000	8.375	(c)	03/19/24	24,986,213
	20,000,000,000	9.000		03/19/29	1,645,466
	64,658,300,000	9.000	(c)	03/19/29	53,196,509

					157,438,176

	Nigeria(c) – 0.3%
	Federal Republic of Nigeria (Issuer Citigroup Funding, Inc.) (NR/NR)
NGN	530,000,000	16.000		07/03/19	3,691,401
	Federal Republic of Nigeria (Issuer HSBC Corp.) (NR/NR)
	301,630,000	7.000		10/23/19	1,484,310

					5,175,711

	Zambia(c) – 0.3%
	Republic of Zambia (Issuer Standard Chartered Bank (London) (NR/NR)
ZMW	10,060,000	11.000		09/06/17	1,375,881
	31,230,000	11.000		02/20/19	3,955,220
	13,170,000	13.000		09/03/24	1,539,066

					6,870,167

	TOTAL STRUCTURED NOTES
	(Cost $257,523,741)				$206,617,039

	Corporate Obligations – 3.4%
	Brazil(c) – 0.3%
	Banco Santander Brasil SA (BBB-/Baa2)
BRL	12,900,000	8.000%		03/18/16	$5,046,218

	Colombia(c)(d) – 0.4%
	Empresas Publicas de Medellin ESP (NR/Baa3)
COP	14,028,000,000	7.625		09/10/24	6,957,212

	Hong Kong – 0.5%
	China Unicom Ltd. (NR/NR)
CNH	58,670,000	4.000		04/16/17	9,452,771

	Ireland – 0.4%
	AHML Finance Ltd. (BBB-/Baa1)(c)
RUB	331,200,000	7.750		02/13/18	7,594,865
	Mobile Telesystems OJSC via MTS International Funding Ltd. (BBB-/Baa3)
	$192,000	8.625		06/22/20	203,520

					7,798,385

	Mexico – 0.2%
	America Movil SAB de CV (A-/A2)
MXN	46,460,000	6.000		06/09/19	3,483,401
	12,500,000	8.460		12/18/36	901,581

					4,384,982

	Philippines – 0.1%
	Alliance Global Group, Inc. (NR/NR)
	$2,710,000	6.500		08/18/17	2,926,800

	South Africa – 1.4%
	Transnet Ltd. (NR/NR)
ZAR	18,000,000	10.800		11/06/23	1,713,262
	93,000,000	9.500		08/19/25	8,088,050
	61,000,000	8.900		11/14/27	5,057,823
	Transnet Ltd. (BBB+/A3)
	136,000,000	10.000		03/30/29	11,393,854

					26,252,989

	United States(b) – 0.1%
	Citigroup, Inc. (NR/NR)
ZMW	15,400,000	0.000		05/20/15	2,218,679

	TOTAL CORPORATE OBLIGATIONS
	(Cost $81,019,974)				$65,038,036

	Agency Debentures(b) – 4.7%
	FHLB
	$36,500,000	0.000%		11/19/14	$36,499,343
	53,500,000	0.000		12/17/14	53,498,288

	TOTAL AGENCY DEBENTURES
	(Cost $89,991,002)				$89,997,631

102	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Debt Obligations – 1.3%
Puerto Rico – 1.3%
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2008 A (BB-/Caa1)
$215,000	6.000%	07/01/38	$161,893
815,000	6.000	07/01/44	601,071
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2012 A (BB-/Caa1)
320,000	5.750	07/01/37	236,070
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2012 D (BB-/Caa1)
165,000	5.000	07/01/33	117,188
Puerto Rico Commonwealth GO Bonds for Public Improvement Series 2011 A (BB/B2)
120,000	5.750	07/01/41	90,060
Puerto Rico Commonwealth GO Bonds for Public Improvement Series 2012 A (BB/B2)
15,000	5.125	07/01/37	11,213
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2008 A (BB/B2)
70,000	5.500	07/01/32	52,585
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2009 B (BB/B2)
45,000	5.875	07/01/36	34,992
170,000	5.750	07/01/38	130,616
120,000	6.000	07/01/39	92,092
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2009 C (BB/B2)
10,000	6.000	07/01/39	7,674
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2011 A (BB/B2)
45,000	6.000	07/01/34	34,883
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2011 E (BB/B2)
40,000	5.625	07/01/32	30,418
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2012 A (BB/B2)
20,000	5.500	07/01/26	15,914
820,000	5.500	07/01/39	612,852
300,000	5.000	07/01/41	219,612
Puerto Rico Commonwealth GO Bonds Series 2007 A (BB/B2)
285,000	5.250	07/01/37	214,471
Puerto Rico Commonwealth GO Bonds Series 2014 A (BB/B2)
14,310,000	8.000	07/01/35	12,593,086
Puerto Rico Commonwealth GO Bonds Unrefunded Balance for Public Improvement Series 2001 A (BB/B2)
80,000	5.125	07/01/31	59,846
Puerto Rico Commonwealth GO Bonds Unrefunded Balance for Public Improvement Series 2004 A (BB/B2)
20,000	5.000	07/01/34	15,054
Puerto Rico Commonwealth GO Bonds Unrefunded Balance for Public Improvement Series 2006 A (BB/B2)
30,000	5.250	07/01/27	23,158
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Capital Appreciation Series 2010 A (BBB-/B1)(b)
85,000	0.000	08/01/35	14,367
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Capital Appreciation SubSeries 2010 C (BBB-/B1)(b)
215,000	0.000	08/01/37	31,798
175,000	0.000	08/01/38	24,467

Municipal Debt Obligations – (continued)
Puerto Rico – (continued)
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Series 2011 C (BBB/Ba3)
$45,000	5.250%	08/01/40	$38,348
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2009 A (BBB-/B1)
90,000	5.250	08/01/27	74,923
1,690,000	0.000 (e)	08/01/32	1,329,760
900,000	5.750	08/01/37	734,877
160,000	6.375	08/01/39	134,510
2,070,000	6.000	08/01/42	1,660,616
15,000	6.500	08/01/44	12,693
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 A (BBB-/B1)
475,000	0.000 (e)	08/01/33	277,832
840,000	5.500	08/01/37	658,384
710,000	5.375	08/01/39	541,737
1,830,000	5.500	08/01/42	1,397,791
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 C (BBB-/B1)
240,000	5.375	08/01/38	186,146
160,000	6.000	08/01/39	130,973
1,760,000	5.250	08/01/41	1,298,669
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2011 A-1 (BBB-/B1)
330,000	5.000	08/01/43	236,415
155,000	5.250	08/01/43	113,482
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Unrefunded SubSeries 2009 A (BBB-/B1)
1,200,000	5.500	08/01/28	1,013,760
140,000	6.125	08/01/29	119,039

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $25,419,392)			$25,385,335

U.S. Treasury Obligation(f) – 0.4%
United States Treasury Note
$7,900,000	2.375%	08/15/24	$7,808,044
(Cost $7,889,006)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $1,857,496,755)			$1,691,879,018

Short-term Investment(g) – 7.1%
Repurchase Agreement – 7.1%
Joint Repurchase Agreement Account II
$135,300,000	0.012%	10/01/14	$135,300,000
(Cost $135,300,000)

TOTAL INVESTMENTS – 95.4%
(Cost $1,992,796,755)			$1,827,179,018

OTHER ASSETS IN EXCESS OF LIABILITIES – 4.6%			87,838,472

NET ASSETS – 100.0%			$1,915,017,490

The accompanying notes are an integral part of these financial statements.	103

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at September 30, 2014.
(b)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $234,332,427, which represents approximately 12.1% of net assets as of September 30, 2014.
(d)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(e)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at September 30, 2014.
(f)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(g)	Joint repurchase agreement was entered into on September 30, 2014. Additional information appears on page 123.

Security ratings disclosed, if any, are obtained from Standard & Poor’s/Moody’s Investor Service. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazilian Real
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
COP	—Colombian Peso
CRC	—Costa Rican Colon
DOP	—Dominican Peso
EUR	—Euro
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
ILS	—Israeli Shekel
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
NGN	—Nigerian Naira
PEN	—Peruvian Nuevo Sol
PHP	—Philippine Peso
PLN	—Polish Zloty
RON	—New Romanian Leu
RUB	—Russian Ruble
SGD	—Singapore Dollar
THB	—Thai Baht
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand
ZMW	—Zambian Kwacha

Investment Abbreviations:
CLICP	—Sinacofi Chile Interbank Rate
FHLB	—Federal Home Loan Bank
GO	—General Obligation
JIBAR	—Johannesburg Interbank Agreed Rate
KWCDC	—South Korean Won Certificate of Deposit
LIBOR	—London Interbank Offered Rate
RB	—Revenue Bond
TIIE	—La Tasa de Interbank Equilibrium Interest Rate

104	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2014, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Bank of America Securities LLC	USD/EUR	12/17/14	$81,819,643	$2,690,172
	USD/JPY	12/17/14	4,059,218	92,782
	USD/MYR	10/03/14	5,860,560	77,840
Barclays Bank PLC	USD/AUD	12/17/14	4,623,234	189,893
	USD/ILS	12/17/14	8,935,280	619,671
	USD/INR	10/07/14	16,484,514	260,486
	USD/INR	10/27/14	8,027,744	128,256
	USD/KRW	10/27/14	12,069,584	116,416
	USD/MYR	10/03/14	26,776,799	174,607
	ZAR/USD	12/17/14	5,513,266	7,266
BNP Paribas SA	EUR/PLN	12/17/14	8,039,693	16,780
	EUR/USD	12/17/14	7,981,911	1,089
	MXN/USD	12/17/14	10,823,802	54,339
	USD/AUD	12/17/14	15,903,575	426,192
	USD/BRL	10/22/14	8,000,277	233,723
	USD/COP	10/24/14	4,790,343	213,153
	USD/MYR	10/20/14	8,115,278	130,722
	USD/RUB	10/02/14	4,895,428	302,572
	USD/RUB	10/27/14	15,976,136	271,864
	USD/TRY	12/17/14	24,123,382	1,177,104
Citibank NA (London)	PHP/USD	10/20/14	3,987,813	813
	USD/ILS	05/06/15	8,637,599	392,025
	USD/INR	10/14/14	16,584,397	290,603
	USD/PHP	10/14/14	4,071,682	96,318
	USD/SGD	12/17/14	13,309,606	222,918
	USD/TRY	12/17/14	8,180,178	272,822
	USD/TWD	10/17/14	16,320,150	171,850
	USD/TWD	10/20/14	16,273,611	144,389
Credit Suisse International (London)	COP/USD	11/04/14	14,224,752	12,420
	USD/COP	10/24/14	4,435,977	393,134
	USD/RUB	10/02/14	8,011,642	421,358
	USD/TRY	12/17/14	4,520,854	107,607
Deutsche Bank AG (London)	MXN/USD	12/17/14	10,089,465	66,680
	RUB/USD	11/17/14	6,405,833	11,212
	USD/CNH	12/17/14	44,143,861	200,654
	USD/EUR	12/17/14	4,051,616	101,052
	USD/IDR	10/31/14	11,493,567	454,471
	USD/INR	10/07/14	3,024,388	14,420
	USD/KRW	10/14/14	16,528,358	346,642
	USD/MXN	12/17/14	16,249,255	217,745
	USD/MYR	10/07/14	28,926,563	721,620
	USD/PHP	10/14/14	4,072,486	95,514
	USD/PHP	10/20/14	8,094,978	114,022
	USD/PLN	12/17/14	8,667,237	191,706
	USD/RUB	10/02/14	6,460,755	473
	USD/RUB	10/17/14	1,531,948	1,774
	USD/RUB	11/17/14	6,612,060	470,765
	USD/TRY	12/17/14	7,951,615	128
	USD/TWD	10/20/14	1,028,920	7,205
	USD/ZAR	12/17/14	4,675,039	224,245

The accompanying notes are an integral part of these financial statements.	105

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
HSBC Bank PLC	TRY/USD	12/17/14	$4,751,544	$4,544
	TWD/USD	10/20/14	8,074,040	5,040
	USD/BRL	10/27/14	34,745,138	546,299
	USD/CNH	12/17/14	32,239,839	34,161
	USD/JPY	12/17/14	4,016,021	87,979
	USD/KRW	10/22/14	2,428,709	30,787
	USD/KRW	10/23/14	5,661,641	73,359
	USD/RUB	10/24/14	3,329,263	86,520
	USD/RUB	11/17/14	12,621,916	1,049,889
	USD/SGD	12/17/14	19,177,477	360,360
	USD/TRY	12/17/14	25,697,789	1,296,600
	USD/ZAR	12/17/14	5,032,264	262,438
JPMorgan Chase Bank (London)	MXN/USD	12/17/14	8,095,670	26,670
	USD/EUR	12/17/14	4,056,671	33,928
	USD/IDR	10/31/14	7,742,519	206,099
	USD/INR	10/29/14	12,118,398	146,602
	USD/JPY	12/17/14	15,450,540	696,295
	USD/MXN	12/17/14	41,997,952	732,248
	USD/RUB	10/20/14	4,006,529	110,471
	USD/RUB	11/17/14	6,474,429	413,861
	USD/TRY	12/17/14	16,250,729	656,271
Merrill Lynch International Bank Ltd.	COP/USD	10/31/14	6,657,816	17,840
	USD/RUB	10/24/14	2,283,020	290,351
Morgan Stanley & Co. International PLC	BRL/USD	11/03/14	14,818,631	8,631
	TWD/USD	10/17/14	15,958,469	8,469
	USD/AUD	12/17/14	1,456,183	50,066
	USD/ILS	12/17/14	14,510,699	890,144
	USD/PHP	10/31/14	1,161,669	44,082
	USD/RUB	10/24/14	1,086,384	114,925
	USD/TRY	12/17/14	23,734,963	1,184,037
Royal Bank of Canada	USD/AUD	12/17/14	8,099,801	29,905
	USD/CLP	10/24/14	9,476,140	671,269
	USD/JPY	12/17/14	2,042,931	15,569
Royal Bank of Scotland PLC	USD/EUR	12/17/14	4,050,352	102,799
	USD/JPY	12/17/14	2,783,992	12,128
	USD/TRY	12/17/14	16,099,405	367,595
Standard Chartered Bank	NGN/USD	12/08/14	3,480,301	60,038
	NGN/USD	12/16/14	8,198,875	4,056
	USD/AUD	12/17/14	3,885,477	158,177
	USD/CNH	12/17/14	32,876,946	107,054
	USD/COP	10/24/14	43,620,419	3,597,300
	USD/EUR	12/17/14	4,022,550	110,066
	USD/IDR	10/31/14	8,680,284	363,054
	USD/TRY	12/17/14	23,515,920	1,206,643
State Street Bank and Trust	AUD/USD	12/17/14	3,984,600	18,971
	USD/JPY	12/17/14	12,033,412	281,588
UBS AG (London)	USD/BRL	10/14/14	16,180,852	173,148
	USD/ILS	05/06/15	9,505,366	550,267
Westpac Banking Corp.	AUD/USD	12/17/14	8,044,949	20,416
	USD/AUD	12/17/14	5,261,303	203,974
	USD/EUR	12/17/14	116,364,678	2,756,041
	USD/MYR	10/20/14	8,028,563	156,828
	USD/SGD	12/17/14	16,737,446	315,804
TOTAL				$33,703,168

106	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Bank of America Securities LLC	EUR/USD	12/17/14	$20,120,330	$(356,710)
	HUF/USD	12/17/14	8,004,109	(151,891)
Barclays Bank PLC	EUR/PLN	12/17/14	16,655,868	(115,771)
	EUR/USD	12/17/14	4,033,923	(93,911)
	ILS/USD	12/17/14	3,927,329	(119,033)
	INR/USD	10/07/14	11,255,648	(125,737)
	INR/USD	10/27/14	10,552,898	(191,102)
	JPY/USD	12/17/14	4,050,713	(168,287)
	MYR/USD	10/07/14	19,868,452	(571,514)
	MYR/USD	10/20/14	6,445,411	(9,589)
	MYR/USD	10/29/14	28,069,456	(125,020)
	MYR/USD	10/31/14	41,990,596	(1,262,465)
	PLN/USD	12/17/14	25,611,797	(841,630)
	TWD/USD	10/27/14	8,102,974	(54,026)
BNP Paribas SA	AUD/USD	12/17/14	3,982,424	(66,714)
	BRL/USD	10/24/14	1,315,394	(105,606)
	EUR/USD	12/17/14	2,707,138	(62,142)
	HUF/USD	12/17/14	14,072,519	(356,857)
	ILS/USD	12/17/14	12,218,768	(158,232)
	INR/USD	10/14/14	4,109,036	(55,906)
	PLN/USD	12/17/14	25,819,794	(595,600)
	USD/PLN	12/17/14	4,748,814	(1,814)
Citibank NA (London)	AUD/USD	12/17/14	3,996,354	(59,462)
	ILS/USD	12/17/14	7,413,434	(186,566)
	MXN/USD	12/17/14	22,777,449	(307,526)
	MYR/USD	10/03/14	29,493,105	(708,911)
	PHP/USD	10/29/14	4,046,464	(15,536)
Credit Suisse International (London)	COP/USD	10/03/14	14,264,115	(737,053)
	COP/USD	11/04/14	2,650,115	(7,885)
	PEN/USD	11/18/14	4,741,941	(157,740)
	RUB/USD	10/02/14	7,853,268	(519,732)
	RUB/USD	10/24/14	5,465,111	(150,550)
	RUB/USD	10/27/14	15,848,724	(465,276)
	USD/COP	10/03/14	14,264,115	(10,415)
	USD/RUB	10/24/14	2,473,358	(5,358)
Deutsche Bank AG (London)	AUD/USD	12/17/14	7,850,790	(306,619)
	BRL/USD	10/24/14	7,988,682	(662,225)
	EUR/USD	12/17/14	24,635,746	(498,553)
	HUF/USD	12/17/14	6,440,332	(106,916)
	IDR/USD	10/31/14	7,545,904	(355,667)
	IDR/USD	11/03/14	7,962,041	(12,959)
	INR/USD	10/29/14	3,005,511	(21,991)
	KRW/USD	10/31/14	3,021,151	(81,847)
	MYR/USD	10/31/14	1,915,977	(74,552)
	PHP/USD	10/20/14	8,063,645	(5,355)
	PLN/USD	12/17/14	25,569,256	(748,786)
	RUB/USD	10/02/14	11,514,557	(604,460)
	THB/USD	10/31/14	38,828,386	(180,527)
	TRY/USD	12/17/14	9,126,409	(172,869)
	USD/THB	11/03/14	1,901,967	(2,967)
HSBC Bank PLC	EUR/USD	12/17/14	12,094,188	(194,745)
	HUF/USD	12/17/14	5,194,761	(161,600)
	INR/USD	10/27/14	10,992,979	(169,854)

The accompanying notes are an integral part of these financial statements.	107

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
HSBC Bank PLC (continued)	MXN/USD	12/17/14	$23,309,084	$(297,026)
	RON/USD	12/17/14	8,525,270	(180,407)
	RUB/USD	10/17/14	3,985,470	(118,530)
	RUB/USD	10/24/14	2,843,452	(81,679)
	SGD/USD	12/17/14	16,178,704	(135,296)
	TRY/USD	12/17/14	12,721,732	(361,933)
JPMorgan Chase Bank (London)	JPY/USD	12/17/14	16,032,377	(385,623)
	MXN/USD	12/17/14	6,468,707	(103,369)
	MYR/USD	10/03/14	3,144,254	(68,458)
	MYR/USD	10/20/14	4,019,724	(14,276)
	PHP/USD	10/31/14	2,324,547	(7,515)
	RUB/USD	11/17/14	18,067,490	(741,613)
	TRY/USD	12/17/14	7,985,699	(170,301)
	USD/MXN	12/17/14	24,423,918	(52,918)
	USD/MYR	11/03/14	4,747,952	(952)
Merrill Lynch International Bank Ltd.	COP/USD	10/02/14	6,673,924	(282,843)
	HUF/USD	12/17/14	7,503,899	(62,759)
	USD/COP	10/02/14	6,673,924	(12,022)
Morgan Stanley & Co. International PLC	AUD/USD	12/17/14	3,985,036	(141,290)
	BRL/USD	10/27/14	7,982,269	(173,731)
	EUR/HUF	12/17/14	4,229,992	(79,803)
	EUR/USD	12/17/14	24,103,071	(126,347)
	INR/USD	10/27/14	11,073,872	(179,366)
	KRW/USD	10/27/14	8,000,069	(156,931)
Royal Bank of Canada	EUR/USD	12/17/14	8,306,697	(156,238)
	JPY/USD	12/17/14	8,060,595	(377,405)
	MXN/USD	12/17/14	52,228,075	(1,037,264)
	PEN/USD	10/24/14	6,113,644	(195,741)
Royal Bank of Scotland PLC	TRY/USD	12/17/14	39,872,096	(1,275,410)
	USD/TRY	12/17/14	8,098,406	(29,406)
Standard Chartered Bank	CNH/USD	12/17/14	34,746,206	(190,144)
	COP/USD	10/24/14	17,981,850	(743,943)
	INR/USD	10/14/14	23,285,868	(257,171)
	JPY/USD	12/17/14	12,242,428	(437,572)
	KRW/USD	10/14/14	7,970,298	(4,702)
	MXN/USD	12/17/14	32,499,498	(738,600)
	PEN/USD	10/31/14	5,870,988	(19,452)
	PLN/USD	12/17/14	24,218,348	(767,883)
	TRY/USD	12/17/14	6,323,461	(317,552)
State Street Bank and Trust	AUD/USD	12/17/14	3,986,777	(86,427)
	EUR/USD	12/17/14	8,262,466	(180,773)
UBS AG (London)	BRL/USD	10/14/14	15,628,514	(1,007,486)
	EUR/USD	12/17/14	3,874,534	(77,888)
	INR/USD	10/07/14	8,253,254	(135,374)
	PLN/USD	12/17/14	27,558,825	(568,175)
	RUB/USD	11/17/14	17,594,065	(917,086)
	ZAR/USD	12/17/14	73,986,457	(3,880,688)
Westpac Banking Corp.	AUD/USD	12/17/14	7,311,849	(77,635)
	EUR/USD	12/17/14	3,460,116	(56,729)
	INR/USD	10/14/14	13,872,574	(191,046)
	KRW/USD	10/31/14	1,726,290	(25,710)
	MYR/USD	10/31/14	3,395,861	(116,501)
TOTAL				$(31,089,048)

108	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At September 30, 2014, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Eurodollars	(1,464)	March 2017	$(357,124,500)	$466,239
Eurodollars	(981)	June 2017	(238,836,712)	346,907
Eurodollars	(754)	September 2017	(183,287,975)	392,715
Ultra Long U.S. Treasury Bonds	(307)	December 2014	(46,817,500)	657,630
10 Year German Euro-Bund	(37)	December 2014	(6,995,910)	(25,299)
2 Year U.S. Treasury Notes	2,376	December 2014	519,972,750	(94,799)
5 Year U.S. Treasury Notes	(1,393)	December 2014	(164,733,134)	542,507
10 Year U.S. Treasury Notes	(1,153)	December 2014	(143,710,641)	867,446
20 Year U.S. Treasury Bonds	609	December 2014	83,984,906	(1,124,768)
TOTAL				$2,028,578

SWAP CONTRACTS — At September 30, 2014, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

					Rates Exchanged		Market Value
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Bank of America Securities LLC	BRL	52,790		01/02/17	11.890%	1 month Brazilian Interbank Deposit Average	$—	$(83,122)
		80,730		01/02/17	11.730	1 month Brazilian Interbank Deposit Average	—	(183,298)
	CLP	4,338,450		07/31/19	6 month CLICP	4.030%	—	42,787
	KRW	48,420,000	(a)	08/10/22	3 month KWCDC	3.120	—	(653,891)
	CLP	2,809,080		06/07/23	6 month CLICP	5.360	—	(208,004)
	KRW	2,088,990		01/16/24	3 month KWCDC	3.445	—	(130,058)
	MXN	435,070	(a)	04/22/27	9.300	Mexico Interbank TIIE 28 Days	—	1,161,833
		158,630	(a)	09/03/27	8.590	Mexico Interbank TIIE 28 Days	—	150,591
Barclays Bank PLC	KRW	26,091,240	(a)	09/18/22	3 month KWCDC	3.300	—	(531,341)
		30,000,000	(a)	10/09/22	3 month KWCDC	3.120	—	(378,118)
		6,345,000	(a)	11/21/22	3 month KWCDC	3.150	—	(84,892)
		19,698,730	(a)	11/29/22	3 month KWCDC	3.225	—	(326,550)
		37,196,850	(a)	11/29/22	3 month KWCDC	3.230	—	(616,620)
		26,791,540	(a)	12/05/22	3 month KWCDC	3.275	—	(497,245)
	MXN	55,780		05/12/23	5.615	Mexico Interbank TIIE 28 Days	—	(172,427)
		703,500	(a)	06/29/27	8.010	Mexico Interbank TIIE 28 Days	—	(162,653)
		301,660	(a)	07/30/27	8.650	Mexico Interbank TIIE 28 Days	—	338,035
	KRW	6,115,600		01/24/28	3 month KWCDC	3.000	23	(132,856)
Citibank NA	BRL	17,370		01/04/16	11.190	1 month Brazilian Interbank Deposit Average	—	(50,480)

The accompanying notes are an integral part of these financial statements.	109

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

					Rates Exchanged		Market Value
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Citibank NA (continued)	BRL	52,500		01/04/16	8.640%	1 month Brazilian Interbank Deposit Average	$—	$(963,027)
		67,890		01/04/16	1 month Brazilian Interbank Deposit Average	12.640%	—	(466,620)
		35,190		01/02/17	11.500	1 month Brazilian Interbank Deposit Average	—	(137,735)
		67,610		01/02/17	11.455	1 month Brazilian Interbank Deposit Average	—	(282,962)
	KRW	26,353,510		03/07/17	2.875	3 month KWCDC	—	355,552
	ZAR	166,000		05/31/18	6.500	3 month JIBAR	—	(425,738)
	CLP	1,495,220		03/13/19	6 month CLICP	4.650	—	(60,675)
	ZAR	306,200		11/02/19	6.590	3 month JIBAR	—	(1,227,322)
		162,000		05/30/20	6.623	3 month JIBAR	—	(755,278)
	BRL	24,560		01/04/21	11.640	1 month Brazilian Interbank Deposit Average	—	(108,580)
	COP	4,527,080		04/16/24	Columbia 90 days DTF	5.920	—	47,379
	KRW	20,189,970		07/11/24	2.940	3 month KWCDC	—	430,207
	MXN	94,190	(a)	09/03/27	8.520	Mexico Interbank TIIE 28 Days	—	75,265
	KRW	19,730,000	(a)	03/13/28	3 month KWCDC	3.165	—	(10,070)
Credit Suisse International (London)	CLP	5,864,500		03/28/16	6 month CLICP	3.860	—	(87,046)
		4,742,700		03/31/16	6 month CLICP	3.850	—	(68,753)
	BRL	44,320		01/02/17	11.770	1 month Brazilian Interbank Deposit Average	—	(88,199)
	CLP	5,280,140		04/28/17	6 month CLICP	3.980	—	(107,130)
		2,675,440		05/12/17	6 month CLICP	3.950	—	(50,022)
		5,385,640		07/28/17	6 month CLICP	3.640	—	(15,160)
	BRL	23,240		01/02/18	11.120	1 month Brazilian Interbank Deposit Average	—	(210,442)
		40,360		01/02/18	11.935	1 month Brazilian Interbank Deposit Average	—	(83,371)
	CLP	1,346,570		02/25/19	6 month CLICP	4.580	—	(50,203)
		5,113,230		02/28/19	6 month CLICP	4.573	—	(186,959)
		2,415,320		03/06/19	6 month CLICP	4.610	—	(92,709)
		567,780		03/13/19	6 month CLICP	4.660	—	(23,436)
		442,000		03/26/19	6 month CLICP	4.540	—	(16,553)
	COP	20,678,330		04/15/19	Columbia 90 days DTF	5.110	—	52,693
		9,588,030		06/18/19	Colombia IBR Overnight Interbank	5.350	—	(3,883)
		3,635,890		05/02/24	Colombia IBR Overnight Interbank	6.055	—	20,043

110	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

					Rates Exchanged		Market Value
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Deutsche Bank AG	BRL	17,110		01/04/16	11.230%	1 month Brazilian Interbank Deposit Average	$—	$(46,760)
		38,650		01/04/16	10.370	1 month Brazilian Interbank Deposit Average	—	(204,812)
		56,320		01/04/16	10.347	1 month Brazilian Interbank Deposit Average	—	(310,451)
		71,300		01/04/16	8.860	1 month Brazilian Interbank Deposit Average	—	(1,199,109)
		71,480		01/04/16	11.650	1 month Brazilian Interbank Deposit Average	—	(75,210)
		58,490		01/02/17	11.820	1 month Brazilian Interbank Deposit Average	—	(95,920)
	KRW	11,710,120		03/03/17	2.850	3 month KWCDC	—	151,613
	BRL	23,940		01/02/18	11.150	1 month Brazilian Interbank Deposit Average	—	(210,058)
		31,520		01/02/18	11.450	1 month Brazilian Interbank Deposit Average	—	(187,756)
		127,930		01/02/18	11.500	1 month Brazilian Interbank Deposit Average	—	(744,262)
	ZAR	132,550		05/30/18	6.520	3 month JIBAR	—	(331,599)
		162,430		05/31/18	6.530	3 month JIBAR	—	(402,353)
		66,000		06/07/18	7.110	3 month JIBAR	—	(55,072)
		168,500		06/07/18	7.100	3 month JIBAR	—	(145,101)
	CLP	4,106,880		10/03/18	6 month CLICP	4.990%	—	(312,499)
		1,802,040		10/22/18	6 month CLICP	4.860	—	(118,257)
		1,657,400		02/24/19	6 month CLICP	4.595	—	(63,593)
		2,098,000		03/26/19	6 month CLICP	4.550	—	(80,206)
		3,354,300		03/27/19	6 month CLICP	4.556	—	(110,259)
		6,375,000		04/10/19	6 month CLICP	4.430	—	(178,143)
	COP	17,921,760		06/17/19	Colombia IBR Overnight Interbank	5.320	—	2,663
	CLP	2,048,400		07/28/19	6 month CLICP	4.000	—	24,516
	ZAR	190,000		01/02/20	6.200	3 month JIBAR	(1,048)	(1,086,654)
		7,820		05/23/21	6.550	3 month JIBAR	—	(47,316)
	MXN	85,770		09/09/21	5.830	Mexico Interbank TIIE 28 Days	—	(37,680)
	KRW	22,865,240	(a)	09/14/22	3 month KWCDC	3.210	—	(382,119)
		26,091,240	(a)	09/18/22	3 month KWCDC	3.320	—	(552,877)
		5,000,000	(a)	01/08/23	3 month KWCDC	3.390	—	(113,391)
		17,289,860		08/23/23	3.620	3 month KWCDC	—	1,275,512
	MXN	159,380	(a)	04/22/27	9.290	Mexico Interbank TIIE 28 Days	—	422,115

The accompanying notes are an integral part of these financial statements.	111

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

					Rates Exchanged		Market Value
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Deutsche Bank AG (continued)	MXN	159,100	(a)	06/11/27	8.700%	Mexico Interbank TIIE 28 Days	$—	$205,121
		94,990	(a)	09/22/27	7.940	Mexico Interbank TIIE 28 Days	—	(44,003)
		28,000	(a)	02/24/28	7.510	Mexico Interbank TIIE 28 Days	—	(41,855)
JPMorgan Securities, Inc.	BRL	82,470		01/04/16	11.826	1 month Brazilian Interbank Deposit Average	—	126,323
		153,100		01/04/16	9.980	1 month Brazilian Interbank Deposit Average	—	(1,127,877)
		266,920		01/02/17	1 month Brazilian Interbank Deposit Average	9.040%	—	6,261,893
	CLP	2,278,820		03/04/19	6 month CLICP	4.590	—	(84,895)
	COP	10,159,090		04/22/19	Colombia IBR Overnight Interbank	5.190	—	13,151
	ZAR	125,000		12/20/21	7.760	3 month JIBAR	(1,365)	(130,281)
	KRW	23,074,380	(a)	11/29/22	3 month KWCDC	3.220	—	(373,043)
		5,318,590		01/13/24	3 month KWCDC	3.465	—	(340,412)
		3,104,250		07/03/24	3 month KWCDC	2.965	—	(73,073)
Morgan Stanley & Co. International PLC	BRL	36,140		01/04/16	11.670	1 month Brazilian Interbank Deposit Average	—	(35,035)
		46,050		01/04/16	10.190	1 month Brazilian Interbank Deposit Average	—	(289,476)
	CLP	1,333,530		03/12/19	6 month CLICP	4.640	—	(53,432)
		3,792,910		04/09/19	6 month CLICP	4.420	—	(103,262)
		1,243,800		04/15/19	6 month CLICP	4.350	—	(26,633)
	BRL	25,280		01/04/21	1 month Brazilian Interbank Deposit Average	11.410	—	190,409
	MXN	310,000		06/17/21	5.630	Mexico Interbank TIIE 28 Days	—	(342,437)
	KRW	82,000,000	(a)	01/08/23	3 month KWCDC	3.380	—	(1,826,061)
		14,200,000	(a)	02/05/23	3 month KWCDC	3.315	—	(273,940)
		28,000,000	(a)	03/03/28	3 month KWCDC	3.135	—	14,392
TOTAL							$(2,390)	$(10,628,507)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2014.

112	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

				Rates Exchanged		Market Value
Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
ZAR	176,620		01/06/16	6.168%	3 month JIBAR	$24	$(85,752)
	162,180		01/06/16	6.212	3 month JIBAR	21	(69,715)
	51,550		01/09/16	6.218	3 month JIBAR	7	(22,333)
	163,160		01/14/16	6.190	3 month JIBAR	21	(78,282)
	112,380		03/25/16	6.980	3 month JIBAR	(249)	28,312
	111,920		03/26/16	6.990	3 month JIBAR	(252)	29,408
	151,610		06/13/19	7.640	3 month JIBAR	67	19,966
	134,360		09/05/19	7.280	3 month JIBAR	(328)	(125,265)
	230,220		09/08/19	7.310	3 month JIBAR	(574)	(203,639)
	$72,100	(a)	12/17/19	3 month LIBOR	2.250%	(736,924)	116,930
	21,000	(a)	12/17/21	3 month LIBOR	2.500	(277,781)	161,315
	66,900	(a)	12/17/29	3 month LIBOR	3.250	(1,772,519)	(216,244)
	TOTAL					$(2,788,487)	$(445,299)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2014.

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at September 30, 2014(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
Bank of America Securities LLC	People’s Republic of China, 4.250%, 10/28/14	$1,160	(1.000)%	06/20/19	0.809%	$(6,893)	$(3,443)
Barclays Bank PLC		3,170	(1.000)	03/20/19	0.760	(10,851)	(22,735)
Citibank NA		29,550	(1.000)	03/20/19	0.760	(127,769)	(185,312)
		51,890	(1.000)	06/20/19	0.809	(293,479)	(168,920)
JPMorgan Securities, Inc.		3,310	(1.000)	03/20/19	0.760	(10,530)	(24,540)
		1,630	(1.000)	06/20/19	0.809	(10,402)	(4,123)
TOTAL						$(459,924)	$(409,073)

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	113

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER CROSS CURRENCY SWAP CONTRACTS

						Market Value
Counterparty	Notional Amount of Currency Received	Notional Amount of Currency Delivered	Termination Date(c)	Receive	Pay	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Citibank NA	TRY 12,250,000	$5,573,248	03/10/16	11.070%	3 month LIBOR	$43,956	$(114,917)
	91,670,000	40,942,385	03/26/15	12.040	3 month LIBOR	43,933	2,214,545
	66,690,000	30,417,332	03/31/15	11.575	3 month LIBOR	90,445	749,163
	ZAR 26,400,000	2,548,263	05/13/24	3 month JIBAR	3 month LIBOR	1,169	(165,218)
Deutsche Bank AG	38,520,000	3,594,289	07/15/24	3 month JIBAR	3 month LIBOR	4,617	(97,950)
	TRY 25,510,000	11,452,301	03/13/16	11.480	3 month LIBOR	(89,778)	141,904
	ZAR 54,520,000	5,245,039	05/12/24	3 month JIBAR	3 month LIBOR	29,057	(349,008)
	42,202,250	4,054,984	05/23/19	3 month JIBAR	3 month LIBOR	8,688	(283,288)
Morgan Stanley & Co. International PLC	55,121,000	5,153,904	08/12/24	3 month JIBAR	3 month LIBOR	16,437	(181,654)
	54,542,000	5,262,132	05/13/24	3 month JIBAR	3 month LIBOR	4,955	(341,371)
	29,540,000	2,768,510	07/17/24	3 month JIBAR	3 month LIBOR	(5,244)	(85,004)
TOTAL						$148,235	$1,487,202

(c)	At the termination date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

114	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments

September 30, 2014 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – 100.3%
Collateralized Mortgage Obligations – 7.6%
Adjustable Rate Non-Agency(a) – 1.2%
Adjustable Rate Mortgage Trust Series 2004-5, Class 2A1
$180,473	2.650%	04/25/35	$175,163
Bear Stearns Alt-A Trust Series 2005-5, Class 21A1
1,061,505	2.393	07/25/35	968,907
Countrywide Alternative Loan Trust Series 2005-16, Class A1
702,203	1.763	06/25/35	620,326
Countrywide Alternative Loan Trust Series 2005-38, Class A1
197,971	1.618	09/25/35	180,648
Harborview Mortgage Loan Trust Series 2005-16, Class 2A1A
314,822	0.393	01/19/36	205,359
Impac CMB Trust Series 2004-08, Class 1A
68,450	0.875	10/25/34	59,251
Morgan Stanley Mortgage Loan Trust Series 2004-8AR, Class 4A1
864,664	2.429	10/25/34	861,645

			3,071,299

Interest Only(b) – 0.9%
CS First Boston Mortgage Securities Corp. Series 2002-AR31, Class 5X(a)(c)
57,196	0.000	11/25/32	—
CS First Boston Mortgage Securities Corp. Series 2003-19, Class 1A2
5,596	5.250	07/25/33	224
FHLMC REMIC Series 4273, Class PS(a)
759,961	5.946	11/15/43	112,096
FHLMC STRIPS Series 329, Class C1
1,913,302	4.000	12/15/41	421,749
FNMA REMIC Series 2010-126, Class LS(a)
975,523	4.846	11/25/40	178,966
FNMA REMIC Series 2012-146, Class IO
4,137,242	3.500	01/25/43	929,594
GNMA REMIC Series 2013-113, Class SD(a)
508,601	6.546	08/16/43	81,625
GNMA REMIC Series 2013-182, Class PI
176,385	4.500	12/20/43	39,224
GNMA Series 2011-99, Class DS(a)
3,566,300	5.946	07/16/41	622,802
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 3AX(a)
19,570	0.123	08/25/33	123
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 4AX(a)
3,205	0.320	07/25/33	37

			2,386,440

Inverse Floaters(a) – 0.6%
GNMA REMIC Series 2010-1, Class SD
47,539	5.637	01/20/40	7,152
GNMA REMIC Series 2010-35, Class DS
182,778	5.527	03/20/40	29,107
GNMA REMIC Series 2010-85, Class SN
111,905	5.787	07/20/40	20,942
GNMA REMIC Series 2010-9, Class XD
2,039,524	6.446	01/16/40	397,157
GNMA REMIC Series 2010-98, Class QS
436,712	6.447	01/20/40	73,004

Mortgage-Backed Obligations – (continued)
Inverse Floaters(a) – (continued)
GNMA REMIC Series 2011-17, Class SA
529,311	5.947	09/20/40	85,441
GNMA REMIC Series 2011-25, Class SA
1,020,497	5.947	10/20/40	156,103
GNMA REMIC Series 2011-61, Class CS
407,019	6.527	12/20/35	55,012
GNMA REMIC Series 2011-79, Class AS
287,982	5.957	07/20/37	23,333
GNMA REMIC Series 2013-113, Class SA
316,254	6.547	08/20/43	61,590
GNMA REMIC Series 2013-134, Class DS
2,602,779	5.947	09/20/43	445,470
GNMA REMIC Series 2013-148, Class SA
415,991	6.047	10/20/43	71,939
GNMA Series 2001-48, Class SA
7,075	25.988	10/16/31	10,740
GNMA Series 2001-51, Class SB
6,878	25.988	10/16/31	11,047

			1,448,037

Planned Amortization Class – 0.4%
FHLMC REMIC Series 3748
1,000,000	4.000	11/15/39	1,047,505

Sequential Fixed Rate – 2.6%
FHLMC REMIC Series 2042, Class N
146,136	6.500	03/15/28	163,718
FNMA REMIC Series 2000-16, Class ZG
300,837	8.500	06/25/30	356,415
FNMA REMIC Series 2005-62, Class ZL
319,176	5.500	07/25/35	347,965
FNMA REMIC Series 2010-95, Class ZC
840,290	5.000	09/25/40	867,971
FNMA REMIC Series 2011-52, Class GB
1,200,000	5.000	06/25/41	1,331,488
FNMA REMIC Series 2011-99, Class DB
1,075,000	5.000	10/25/41	1,197,297
FNMA REMIC Series 2012-111, Class B
301,804	7.000	10/25/42	342,401
FNMA REMIC Series 2012-153, Class B
944,258	7.000	07/25/42	1,070,920
GNMA Series 2009-61, Class AZ
757,373	5.500	08/20/39	840,034

			6,518,209

Sequential Floating Rate(a) – 1.1%
FHLMC REMIC Series 4103, Class BF
2,332,885	0.504	12/15/38	2,333,104
FNMA REMIC Series 2011-63, Class FG
346,432	0.605	07/25/41	348,237

			2,681,341

Support – 0.8%
FNMA REMIC Series 2005-59, Class KZ
1,803,435	5.500	07/25/35	1,994,936

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$19,147,767

The accompanying notes are an integral part of these financial statements.	115

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Commercial Mortgage-Backed Securities – 15.7%
Sequential Fixed Rate – 4.7%
Bear Stearns Commercial Mortgage Securities Trust Series 2007-PW18, Class A1A
$4,123,074	5.602%	06/11/50	$4,539,468
FHLMC Multifamily Structured Pass-Through Certificates Series K005, Class A2
2,000,000	4.317	11/25/19	2,201,151
FHLMC Multifamily Structured Pass-Through Certificates Series K027, Class A2
1,400,000	2.637	01/25/23	1,381,672
FHLMC Multifamily Structured Pass-Through Certificates Series K028, Class A2
3,450,000	3.111	02/25/23	3,522,642

			11,644,933

Sequential Floating Rate(a) – 11.0%
Banc of America Commercial Mortgage, Inc. Series 2007-2, Class AM
150,000	5.791	04/10/49	163,449
Citigroup Commercial Mortgage Trust Series 2008-C7, Class A1A
2,286,877	6.253	12/10/49	2,547,885
Commercial Mortgage Trust Series 2007-C9, Class A1A
2,613,593	5.989	12/10/49	2,853,935
Credit Suisse Commercial Mortgage Trust Series 2006-C3, Class A3
6,312,037	5.999	06/15/38	6,685,675
FHLMC Multifamily Structured Pass-Through Certificates Series K714, Class A2
700,000	3.034	10/25/20	724,445
GS Mortgage Securities Trust Series 2007-GG10, Class A4
3,627,878	5.991	08/10/45	3,968,120
LB-UBS Commercial Mortgage Trust Series 2007-C7, Class A3
752,823	5.866	09/15/45	834,437
ML-CFC Commercial Mortgage Trust Series 2006-2, Class A4
4,501,962	6.066	06/12/46	4,779,740
Morgan Stanley Capital I Trust Series 2007-HQ11, Class AM
50,000	5.478	02/12/44	53,793
Morgan Stanley Capital I Trust Series 2007-HQ13, Class AM
50,000	5.931	12/15/44	48,415
Morgan Stanley Capital I Trust Series 2007-T25, Class A1A
1,114,121	5.509	11/12/49	1,202,234
Wachovia Bank Commercial Mortgage Trust Series 2006-C26, Class A1A
2,175,708	6.009	06/15/45	2,327,386
WF-RBS Commercial Mortgage Trust Series 2011-C2, Class A4(d)
1,300,000	4.869	02/15/44	1,442,177

			27,631,691

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$39,276,624

Federal Agencies – 77.0%
Adjustable Rate FHLMC(a) – 0.2%
$119,223	2.375%	04/01/33	$126,720

Mortgage-Backed Obligations – (continued)
Adjustable Rate FHLMC(a) – (continued)
53,472	2.361	09/01/33	56,833
26,203	2.232	10/01/34	27,736
44,515	2.375	11/01/34	47,406
46,491	2.375	02/01/35	49,526
160,346	2.375	06/01/35	172,490

			480,711

Adjustable Rate FNMA(a) – 0.6%
5,821	1.932	07/01/22	5,967
18,728	1.918	07/01/27	19,388
22,756	1.918	11/01/27	23,550
6,747	1.918	01/01/31	7,027
8,316	1.918	06/01/32	8,672
10,422	1.932	08/01/32	10,835
42,203	1.932	05/01/33	43,929
17,604	1.789	06/01/33	18,277
225,009	2.377	06/01/33	241,181
14,359	2.349	07/01/33	15,253
215,108	1.917	08/01/33	223,198
1,345	2.625	09/01/33	1,439
1,008	2.199	12/01/33	1,048
110,802	2.289	12/01/33	117,509
4,265	2.422	04/01/34	4,545
266,575	2.655	08/01/34	285,734
53,426	2.417	11/01/34	56,734
71,481	2.320	02/01/35	75,991
92,655	2.248	03/01/35	98,233
56,044	2.435	04/01/35	59,893
126,986	2.446	05/01/35	136,113
16,789	1.918	11/01/35	17,382
61,602	1.918	12/01/37	63,830
39,548	1.918	01/01/38	40,974
19,394	1.918	11/01/40	20,196

			1,596,898

Adjustable Rate GNMA(a) – 0.7%
34,031	1.625	06/20/23	34,736
15,952	1.625	07/20/23	16,284
15,975	1.625	08/20/23	16,311
43,119	1.625	09/20/23	44,032
12,551	1.625	03/20/24	12,829
109,143	1.625	04/20/24	111,573
13,031	1.625	05/20/24	13,323
92,338	1.625	06/20/24	94,422
19,089	2.000	06/20/24	19,770
30,274	1.625	07/20/24	30,961
32,676	2.000	07/20/24	33,856
56,629	1.625	08/20/24	57,922
28,612	2.000	08/20/24	29,652
27,061	1.625	09/20/24	27,683
33,751	2.000	11/20/24	35,003
12,966	2.000	12/20/24	13,449
19,542	2.500	12/20/24	20,602
22,537	2.000	01/20/25	23,382
11,809	2.000	02/20/25	12,255
41,592	2.000	05/20/25	43,191
35,013	2.000	07/20/25	36,375

116	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Adjustable Rate GNMA(a) – (continued)
$16,384	1.625%	02/20/26	$16,801
843	1.625	07/20/26	865
21,861	1.625	01/20/27	22,449
19,865	2.000	01/20/27	20,653
16,563	1.625	02/20/27	17,011
117,639	1.625	04/20/27	120,845
13,873	1.625	05/20/27	14,253
14,352	1.625	06/20/27	14,747
5,135	1.625	11/20/27	5,280
19,592	1.625	12/20/27	20,146
37,571	1.625	01/20/28	38,636
14,134	1.625	02/20/28	14,536
15,251	1.625	03/20/28	15,686
68,473	1.625	07/20/29	70,552
36,598	1.625	08/20/29	37,713
9,522	1.625	09/20/29	9,814
36,826	1.625	10/20/29	37,955
42,861	1.625	11/20/29	44,148
10,830	1.625	12/20/29	11,160
13,506	1.625	01/20/30	13,925
6,791	1.625	02/20/30	7,002
36,080	1.625	03/20/30	37,204
41,167	1.625	04/20/30	42,458
62,297	1.625	05/20/30	64,251
45,755	2.000	05/20/30	48,039
9,820	1.625	06/20/30	10,129
91,253	2.000	07/20/30	95,838
18,793	2.000	09/20/30	19,743
32,337	1.625	10/20/30	33,370

			1,632,820

FHLMC – 12.8%
2,839	6.000	03/01/16	2,919
335	5.000	09/01/16	346
2,962	5.000	11/01/16	3,124
10,271	5.000	01/01/17	10,835
15,648	5.000	02/01/17	16,511
14,278	5.000	03/01/17	15,063
27,096	5.000	04/01/17	28,590
793	5.000	05/01/17	837
843	5.000	08/01/17	888
81,861	5.000	09/01/17	86,372
100,902	5.000	10/01/17	106,461
59,150	5.000	11/01/17	62,408
57,857	5.000	12/01/17	61,044
69,467	5.000	01/01/18	73,284
167,301	5.000	02/01/18	176,469
157,612	5.000	03/01/18	166,346
149,888	5.000	04/01/18	158,196
18,047	4.500	05/01/18	19,020
115,215	5.000	05/01/18	121,621
29,397	5.000	06/01/18	31,049
30,020	5.000	07/01/18	31,792
13,880	5.000	08/01/18	14,671
11,125	5.000	09/01/18	11,741
35,243	5.000	10/01/18	37,220
43,444	5.000	11/01/18	45,902

Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
19,102	5.000	12/01/18	20,157
4,087	5.000	01/01/19	4,314
593	5.000	02/01/19	629
142,134	5.500	04/01/20	151,888
477,768	5.000	11/01/22	525,769
437,956	4.500	08/01/23	472,562
55,560	7.000	04/01/31	63,972
934,143	7.000	09/01/31	1,074,944
253,697	7.000	04/01/32	286,117
705,659	7.000	05/01/32	804,782
219,519	5.000	10/01/33	242,667
19,651	5.500	12/01/33	22,198
292,318	5.500	04/01/35	326,434
10,357	5.000	07/01/35	11,456
233,556	5.000	12/01/35	258,180
143,230	5.500	01/01/36	160,004
460	5.500	02/01/36	514
2,318	5.000	02/01/37	2,559
8,595	5.500	01/01/38	9,550
924,207	7.000	02/01/39	1,051,647
857,965	5.000	05/01/39	945,359
1,436,475	5.000	07/01/39	1,582,796
68,653	5.000	08/01/40	75,804
67,874	5.000	10/01/40	74,944
146,730	4.500	02/01/41	158,498
8,046	5.000	06/01/41	8,903
81,646	3.000	05/01/42	80,665
342,271	3.500	06/01/42	351,924
293,769	3.000	08/01/42	291,760
80,904	3.000	10/01/42	80,214
541,616	3.500	10/01/42	551,730
962,239	4.000	10/01/42	1,016,327
8,694,068	3.000	11/01/42	8,627,356
439,818	3.500	11/01/42	448,030
2,816,944	3.000	12/01/42	2,801,567
7,019,507	3.000	01/01/43	6,978,336
389,804	3.000	02/01/43	385,628
325,746	3.000	03/01/43	324,130
475,203	3.000	04/01/43	472,846

			32,029,869

FNMA – 57.9%
351	5.500	04/01/16	371
348	5.500	08/01/16	368
6,265	5.500	11/01/16	6,628
4,596	5.500	12/01/16	4,861
7,212	5.500	01/01/17	7,631
633	5.500	05/01/17	674
2,762	5.500	07/01/17	2,941
292	5.500	09/01/17	311
6,146	5.500	01/01/18	6,544
5,067	5.500	02/01/18	5,396
553	6.000	02/01/18	624
837,407	2.800	03/01/18	866,746
156,998	5.000	03/01/18	165,639
11,990	5.500	04/01/18	12,695
2,530,000	3.840	05/01/18	2,709,840

The accompanying notes are an integral part of these financial statements.	117

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$2,759	5.500%	05/01/18	$2,931
6,160	6.000	05/01/18	6,955
206,791	5.000	06/01/18	218,780
599,183	4.000	08/01/18	633,198
11,313	5.000	09/01/18	11,976
57,279	6.000	11/01/18	64,670
23,372	7.000	11/01/18	24,310
90,029	6.000	12/01/18	101,644
89,164	6.000	01/01/19	100,669
2,533	5.500	02/01/19	2,708
14,216	5.500	04/01/19	15,182
27,118	6.000	04/01/19	30,617
1,967	5.500	05/01/19	2,083
5,905	6.000	05/01/19	6,667
13,755	5.500	07/01/19	14,704
38,952	5.500	08/01/19	41,575
18,416	5.500	09/01/19	19,875
42,975	5.500	10/01/19	46,009
14,643	5.500	11/01/19	15,841
10,699	5.500	12/01/19	11,506
60,542	5.500	02/01/20	64,711
235,805	4.500	03/01/20	248,815
849,040	3.416	10/01/20	895,546
21,173	5.500	01/01/21	23,019
30,530	7.000	09/01/21	34,000
101,270	7.000	06/01/22	115,081
38,667	7.000	07/01/22	42,825
3,863	4.500	04/01/23	4,126
437,349	6.000	06/01/26	497,444
266,945	5.000	07/01/27	294,531
526	7.000	01/01/29	530
1,861	7.000	09/01/29	1,947
14,689	7.000	08/01/31	16,939
1,499	7.000	03/01/32	1,730
2,151	7.000	04/01/32	2,404
6,963	7.000	06/01/32	7,499
879	7.000	07/01/32	921
70,336	6.000	01/01/33	80,419
2,206	6.000	02/01/33	2,523
7,370	5.500	04/01/33	8,281
536,165	5.500	05/01/33	602,401
336,551	5.500	06/01/33	378,127
213,958	5.500	07/01/33	240,390
38,075	5.000	08/01/33	42,204
2,521	5.000	09/01/33	2,785
37,217	5.500	09/01/33	41,804
24,059	5.500	12/01/33	27,031
118,168	5.500	02/01/34	132,701
9,522	5.500	03/01/34	10,685
26,220	5.500	04/01/34	29,450
3,308	5.500	06/01/34	3,716
86,323	5.500	07/01/34	96,888
13,073	5.500	08/01/34	14,750
44,976	5.500	10/01/34	50,457
58,167	5.500	11/01/34	65,347
453,184	5.500	12/01/34	508,591

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
353	6.000	12/01/34	399
4,725	5.500	01/01/35	5,308
372,329	5.500	02/01/35	418,311
28,698	5.500	03/01/35	32,240
260,611	6.000	04/01/35	298,020
67,816	5.500	05/01/35	75,940
7,908	5.500	06/01/35	8,865
14,253	5.000	07/01/35	15,777
15,828	5.500	07/01/35	17,791
145,185	5.500	08/01/35	163,088
16,248	5.500	09/01/35	18,235
12,281	5.500	10/01/35	13,733
145,745	6.000	10/01/35	164,509
60,133	5.500	12/01/35	67,324
3,889	6.000	12/01/35	4,389
7,778	5.500	01/01/36	8,697
224	5.500	02/01/36	250
29,110	5.500	04/01/36	32,465
3,593	6.000	04/01/36	4,055
56,824	5.500	07/01/36	63,230
52,389	5.500	09/01/36	58,856
5,929	5.500	02/01/37	6,626
89,578	5.500	04/01/37	100,560
107,649	6.000	04/01/37	121,493
1,168	5.500	05/01/37	1,305
62,778	5.000	06/01/37	69,372
494	5.500	06/01/37	551
8,343	5.500	07/01/37	9,322
1,315,569	5.500	08/01/37	1,473,111
273,262	6.000	08/01/37	308,405
726,738	6.000	10/01/37	820,202
178,099	6.500	10/01/37	200,814
110,202	6.000	11/01/37	124,374
271	5.500	12/01/37	303
100,910	5.500	01/01/38	113,365
82,469	5.500	02/01/38	92,643
11,343	5.500	03/01/38	12,655
1,000,000	6.000	03/01/38	1,128,607
38,090	5.500	04/01/38	42,645
9,805	5.500	05/01/38	10,979
177,309	6.000	05/01/38	200,112
4,324	5.500	06/01/38	4,820
2,306	5.500	07/01/38	2,576
4,867	5.500	08/01/38	5,426
4,839	5.500	09/01/38	5,394
194,778	6.000	09/01/38	219,843
222,008	6.000	11/01/38	250,560
111,597	5.500	12/01/38	125,368
556,793	6.000	12/01/38	628,445
872,467	5.000	01/01/39	963,622
297,732	6.000	01/01/39	336,046
527,480	6.500	01/01/39	589,841
11,558	5.500	02/01/39	12,940
634,195	7.000	03/01/39	718,905
16,038	5.500	06/01/39	17,846
11,919	4.000	08/01/39	12,570

118	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Principal Amount	Interest Rate	Maturity Date		Value
Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$509,192	6.000%	09/01/39		$574,678
169,396	6.000	10/01/39		191,231
14,449	5.500	11/01/39		16,078
126,874	6.000	10/01/40		143,191
349,328	4.500	02/01/41		377,295
4,784,059	6.000	05/01/41		5,399,325
154,608	4.500	08/01/41		167,140
39,972	4.500	10/01/41		43,193
443,950	3.000	08/01/42		441,216
581,318	3.000	09/01/42		576,873
780,880	3.000	10/01/42		775,522
861,566	3.000	11/01/42		855,531
3,490,671	3.000	12/01/42		3,462,983
97,033	2.500	01/01/43		92,078
4,202,223	3.000	01/01/43		4,168,817
2,931,399	2.500	02/01/43		2,781,696
1,335,064	3.000	02/01/43		1,325,918
2,531,177	3.000	03/01/43		2,515,070
2,264,944	3.000	04/01/43		2,250,386
866,514	2.500	05/01/43		822,262
2,670,913	3.000	05/01/43		2,653,948
91,954	3.000	06/01/43		91,334
799,975	3.000	07/01/43		794,319
4,000,000	3.500	TBA-15yr	(e)	4,204,375
17,000,000	3.500	TBA-30yr	(e)	17,373,203
54,000,000	4.500	TBA-30yr	(e)	58,117,500
1,000,000	5.000	TBA-30yr	(e)	1,103,594
1,000,000	5.500	TBA-30yr	(e)	1,113,906
7,000,000	6.000	TBA-30yr	(e)	7,906,797
5,000,000	3.000	TBA-30yr	(e)	4,927,734

				145,224,108

GNMA – 4.8%
116,147	5.500	07/15/20		123,085
285,689	3.950	07/15/25		297,835
11,693	6.000	04/15/26		13,205
1,037	6.500	01/15/32		1,181
1,984	6.500	02/15/32		2,259
990,481	5.500	04/15/33		1,127,359
8,035	5.000	11/15/33		8,952
2,190	6.500	08/15/34		2,563
201	6.500	01/15/36		228
1,853	6.500	02/15/36		2,100
4,148	6.500	03/15/36		4,712
9,586	6.500	04/15/36		10,886
28,217	6.500	05/15/36		32,234
19,416	6.500	06/15/36		22,100
120,224	6.500	07/15/36		138,152
121,743	6.500	08/15/36		139,393
183,406	6.500	09/15/36		209,689
75,334	6.500	10/15/36		85,700
118,058	6.500	11/15/36		134,394
47,022	6.500	12/15/36		54,108
22,427	6.500	01/15/37		25,640
5,438	6.500	03/15/37		6,264
15,216	6.500	04/15/37		17,370
9,520	6.500	05/15/37		10,870

Mortgage-Backed Obligations – (continued)
GNMA – (continued)
5,020	6.500	08/15/37		5,691
35,756	6.500	09/15/37		40,646
35,021	6.500	10/15/37		39,703
24,144	6.500	11/15/37		28,138
8,466	6.500	05/15/38		9,630
9,182	6.500	11/15/38		10,729
7,578	6.500	02/15/39		8,766
714,705	5.000	07/15/40		795,745
37,268	2.500	12/20/42		36,133
5,000,000	3.500	TBA-30yr(e)		5,168,750
3,000,000	5.000	TBA-30yr(e)		3,300,937

				11,915,147

TOTAL FEDERAL AGENCIES				$192,879,553

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $249,163,205)				$251,303,944

Agency Debentures(f) – 20.0%
FHLB
$20,000,000	0.000%	11/19/14		$19,999,640
30,000,000	0.000	12/17/14		29,999,040

TOTAL AGENCY DEBENTURES
(Cost $49,995,839)				$49,998,680

Asset-Backed Securities(a) – 0.9%
Home Equity – 0.1%
Countrywide Home Equity Loan Trust Series 2003-D, Class A
$6,541	0.414%	06/15/29		$6,484
Countrywide Home Equity Loan Trust Series 2004-G, Class 2A
33,615	0.374	12/15/29		30,311
Countrywide Home Equity Loan Trust Series 2004-O, Class 1A
131,475	0.434	02/15/34		111,197
Residential Asset Mortgage Products, Inc. Series 2004-RZ1, Class AII
182,163	0.635	03/25/34		175,644

				323,636

Student Loan – 0.8%
Brazos Higher Education Authority, Inc. Series 2004-1, Class A-2
142,225	0.394	06/27/22		142,125
Education Funding Capital Trust I Series 2004-1, Class A2
8,102	0.394	12/15/22		8,098
Education Loan Asset-Backed Trust I Series 2013-1, Class A1(d)
1,778,358	0.956	06/25/26		1,787,977
Northstar Education Finance, Inc. Series 2005-1, Class A1
18,929	0.335	10/28/26		18,855
US Education Loan Trust LLC Series 2006-1, Class A2(d)
68,488	0.364	03/01/25		68,410

				2,025,465

TOTAL ASSET-BACKED SECURITIES
(Cost $2,376,510)				$2,349,101

The accompanying notes are an integral part of these financial statements.	119

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
U.S. Treasury Obligation – 0.2%
United States Treasury Bond
$500,000	3.625%	02/15/44	$540,375
(Cost $509,067)

Notional Amount	Exercise Rate	Expiration Date	Value
Options Purchased – 0.6%
Interest Rate Swaptions
Deutsche Bank Securities, Inc. Put - OTC - 5 year Interest Rate Swap Strike Price 2.550%
$1,400,000	2.550%	09/28/15	$22,727
Deutsche Bank AG Call - OTC - 5 year Interest Rate Swap Strike Price 2.550%
1,400,000	2.550	09/28/15	21,398
Deutsche Bank AG Put - OTC - 5 year Interest Rate Swap Strike Price 3.110%
5,200,000	3.110	09/19/16	141,923
Deutsche Bank AG Call - OTC - 5 year Interest Rate Swap Strike Price 3.110%
5,200,000	3.110	09/19/16	104,177
Deutsche Bank AG Put - OTC - 5 year Interest Rate Swap Strike Price 2.940%
2,200,000	2.940	09/29/16	50,189
Deutsche Bank AG Call - OTC - 5 year Interest Rate Swap Strike Price 2.940%
2,200,000	2.940	09/29/16	52,615
Deutsche Bank AG Put - OTC - 10 year Interest Rate Swap Strike Price 4.135%
3,300,000	4.135	04/17/19	277,973
Deutsche Bank AG Call - OTC - 10 year Interest Rate Swap Strike Price 4.135%
3,300,000	4.135	04/17/19	128,608
JPMorgan Chase Bank NA Call - OTC - 5 year Interest Rate Swap Strike Price 2.783%
4,300,000	2.783	09/30/15	47,838
JPMorgan Chase Bank NA Put - OTC - 5 year Interest Rate Swap Strike Price 3.080%
2,800,000	3.080	09/19/16	74,148
JPMorgan Chase Bank NA Call - OTC - 5 year Interest Rate Swap Strike Price 3.080%
2,800,000	3.080	09/19/16	57,695
JPMorgan Chase Bank NA Put - OTC - 5 year Interest Rate Swap Strike Price 2.973%
2,000,000	2.973	09/26/16	47,304
JPMorgan Chase Bank NA Call - OTC - 5 year Interest Rate Swap Strike Price 2.973%
2,000,000	2.973	09/26/16	46,061
JPMorgan Chase Bank NA Put - OTC - 10 year Interest Rate Swap Strike Price 3.955%
1,000,000	3.955	05/07/19	75,123
JPMorgan Chase Bank NA Call - OTC - 10 year Interest Rate Swap Strike Price 3.955%
1,000,000	3.955	05/07/19	44,325
Morgan Stanley Capital Services, Inc. Put - OTC - 5 year Interest Rate Swap Strike Price 2.550%
1,100,000	2.550	09/28/15	17,857

Options Purchased – (continued)
Interest Rate Swaptions – (continued)
Morgan Stanley Capital Services, Inc. Call - OTC - 5 year Interest Rate Swap Strike Price 2.550%
1,100,000	2.550	09/28/15	16,813
Morgan Stanley Capital Services, Inc. Put - OTC - 5 year Interest Rate Swap Strike Price 3.115%
2,800,000	3.115	09/19/16	76,802
Morgan Stanley Capital Services, Inc. Call - OTC - 5 year Interest Rate Swap Strike Price 3.115%
2,800,000	3.115	09/19/16	55,832
Morgan Stanley Capital Services, Inc. Put - OTC - 5 year Interest Rate Swap Strike Price 2.950%
2,900,000	2.950	09/26/16	66,962
Morgan Stanley Capital Services, Inc. Call - OTC - 5 year Interest Rate Swap Strike Price 2.950%
2,900,000	2.950	09/26/16	68,165
Morgan Stanley Capital Services, Inc. Call - OTC - 7 year Interest Rate Swap Strike Price 3.010%
3,300,000	3.010	09/29/15	49,238

TOTAL OPTIONS PURCHASED
(Cost $1,505,518)			$1,543,773

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $303,550,139)			$305,735,873

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(g) – 18.6%
Repurchase Agreement – 18.6%
Joint Repurchase Agreement Account II
$46,600,000	0.012%	10/01/14	$46,600,000
(Cost $46,600,000)

TOTAL INVESTMENTS – 140.6%
(Cost $350,150,139)			$352,335,873

LIABILITIES IN EXCESS OF OTHER ASSETS – (40.6)%			(101,688,385)

NET ASSETS – 100.0%			$250,647,488

120	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at September 30, 2014.
(b)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(c)	Issued with zero coupon and interest rate is contingent upon LIBOR reaching a predetermined level.
(d)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $3,298,564, which represents approximately 1.3% of net assets as of September 30, 2014.
(e)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $103,216,796 which represents approximately 41.2% of net assets as of September 30, 2014.
(f)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(g)	Joint repurchase agreement was entered into on September 30, 2014. Additional information appears on page 123.

Investment Abbreviations:
FHLB	—Federal Home Loan Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
LIBOR	—London Interbank Offered Rate
OTC	—Over the Counter
REMIC	—Real Estate Mortgage Investment Conduit
STRIPS	—Separate Trading of Registered Interest and Principal of Securities

The accompanying notes are an integral part of these financial statements.	121

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At September 30, 2014, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Eurodollars	(47)	March 2017	$(11,465,063)	$12,808
Eurodollars	(58)	June 2016	(14,258,575)	22,375
Eurodollars	(27)	September 2017	(6,563,363)	14,033
Ultra Long U.S. Treasury Bonds	(15)	December 2014	(2,287,500)	37,764
2 Year U.S. Treasury Notes	40	December 2014	8,753,750	(3,193)
5 Year U.S. Treasury Notes	(293)	December 2014	(34,649,539)	94,701
10 Year U.S. Treasury Notes	145	December 2014	18,072,891	(102,032)
20 Year U.S. Treasury Bonds	90	December 2014	12,411,563	(145,834)
TOTAL				$(69,378)

SWAP CONTRACTS — At September 30, 2014, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

			Rates Exchanged		Market Value
Notional Amount (000s)		Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
$16,400	(a)	12/17/16	3 month LIBOR	1.000%	$(3,696)	$5,700
700	(a)	02/01/17	3 month LIBOR	1.625	(396)	602
3,300	(a)	08/04/17	3 month LIBOR	2.195	(3,543)	2,461
19,700		06/18/19	2.000%	3 month LIBOR	167,438	54,813
2,200	(a)	12/17/19	3 month LIBOR	2.250	(19,723)	805
1,600	(a)	10/02/20	2.532	3 month LIBOR	8	—
5,000	(a)	08/04/21	3.025	3 month LIBOR	22,635	4,556
3,000	(a)	12/17/21	3 month LIBOR	2.500	(3,773)	(12,865)
1,400	(a)	10/01/22	2.760	3 month LIBOR	11	(1,279)
2,000	(a)	01/30/24	4.252	3 month LIBOR	11,577	62,357
13,300	(a)	12/17/24	3 month LIBOR	3.000	(375,007)	50,380
2,700	(a)	08/04/26	3 month LIBOR	3.409	(21,109)	(19,751)
600	(a)	01/30/39	3 month LIBOR	4.370	(22,606)	(40,676)
TOTAL					$(248,184)	$107,103

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2014.

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS

					Market Value
Swap Counterparty	Notional Amount (000s)	Reference Security	Termination Date	Financing Fee#	Upfront Payments Made (Received)	Unrealized Gain (Loss)
JPMorgan Securities, Inc.	$870	Markit IOS Fannie-Mae Index, 30 yr Fixed Rate, 3.000%, Series 12	01/12/43	One month LIBOR	$1,960	$(1,364)

#	The Fund receives annual coupon payments in accordance with the swap contract(s). On the termination date of the swap contract(s), the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars).

122	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Schedule of Investments

September 30, 2014 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At September 30, 2014, the Funds had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of October 1, 2014, as follows:

Fund	Principal Amount	Maturity Value	Collateral Allocation Value
Dynamic Emerging Markets Debt	$1,800,000	$1,800,001	$1,848,181
Emerging Markets Debt	65,100,000	65,100,021	66,842,552
High Yield	66,000,000	66,000,021	67,766,643
High Yield Floating Rate	259,800,000	259,800,084	266,754,149
Investment Grade Credit	25,300,000	25,300,008	25,977,213
Local Emerging Markets Debt	135,300,000	135,300,044	138,921,618
U.S. Mortgages	46,600,000	46,600,015	47,847,357

REPURCHASE AGREEMENTS — At September 30, 2014, the Principal Amounts of the Funds’ interest in the Joint Repurchase Agreement Account II were as follows:

Counterparty	Interest Rate	Dynamic Emerging Markets Debt	Emerging Markets Debt	High Yield	High Yield Floating Rate	Investment Grade Credit	Local Emerging Markets Debt	U.S. Mortgages
BNP Paribas Securities Co.	0.010%	$493,775	$17,858,198	$18,105,086	$71,268,200	$6,940,283	$37,115,425	$12,783,288
Citigroup Global Markets, Inc.	0.000	52,796	1,909,453	1,935,851	7,620,215	742,076	3,968,495	1,366,828
TD Securities (USA) LLC	0.005	683,689	24,726,736	25,068,580	98,679,046	9,609,622	51,390,589	17,699,937
Wells Fargo Securities LLC	0.030	569,740	20,605,613	20,890,483	82,232,539	8,008,019	42,825,491	14,749,947
TOTAL		$1,800,000	$65,100,000	$66,000,000	$259,800,000	$25,300,000	$135,300,000	$46,600,000

At September 30, 2014, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal National Mortgage Association	2.500% to 6.000%	05/01/21 to 09/01/44
Government National Mortgage Association	3.500 to 4.500	08/15/42 to 06/20/44
U.S. Treasury Bond	5.375	02/15/31
U.S. Treasury Inflation Protected Securities	0.125 to 0.500	04/15/2015 to 04/15/2016
U.S. Treasury Note	0.875	08/15/17

The accompanying notes are an integral part of these financial statements.	123

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Assets and Liabilities

September 30, 2014 (Unaudited)

Dynamic Emerging Markets Debt Fund
Assets:
Investments of unaffiliated issuers, at value (cost $26,887,702, $1,677,382,232, $4,628,119,506, $4,716,299,274, $428,315,399, $1,857,496,755 and $303,550,139)	$26,245,205
Investments of affiliated issuers, at value (cost $41,449,489 for High Yield Floating Rate Fund)	—
Repurchase agreement, at value which equals cost	1,800,000
Cash	97,618
Foreign currencies, at value (cost $24,049, $158,235, $0, $7,763,537, $0, $26,841,203 and $0)	22,164
Receivables:
Interest, net of allowances	395,472
Unrealized gain on forward foreign currency exchange contracts	324,011
Investments sold	285,391
Investments sold on an extended settlement basis	—
Collateral on certain derivative contracts(a)	175,141
Reimbursement from investment adviser	49,314
Unrealized gain on swap contracts	19,914
Variation margin on certain derivative contracts	7,032
Fund shares sold	299
Due from broker	—
Due from broker — upfront payment	—
Foreign tax reclaims, at value	—
Upfront payments made on swap contracts	—
Other assets	2,933
Total assets	29,424,494

Liabilities:
Due to custodian	—
Foreign currency overdraft, at value (identified cost $0, $0, $1,153, $0, $776, $0 and $0)	—
Payables:
Unrealized loss on forward foreign currency exchange contracts	317,584
Unrealized loss on swap contracts	142,168
Investments purchased	103,828
Investments purchased on an extended settlement basis	—
Fund shares redeemed	41,107
Distributions	40,170
Management fees	18,959
Upfront payments received on swap contracts	10,696
Distribution and service fees and transfer agent fees	1,090
Collateral on certain derivative contracts	—
Due to broker — upfront payment	—
Unrealized loss on unfunded loan commitment	—
Variation margin on certain derivative contracts	—
Accrued expenses and other liabilities	133,433
Total liabilities	809,035

Net Assets:
Paid-in capital	29,491,383
Undistributed (distributions in excess of) net investment income	(144,576)
Accumulated net realized gain (loss)	17,363
Net unrealized gain (loss)	(748,711)
NET ASSETS	$28,615,459
Net Assets:
Class A	$145,343
Class B	—
Class C	115,376
Institutional	28,305,406
Service	—
Separate Account Institutional	—
Class IR	24,713
Class R	24,621
Total Net Assets	$28,615,459
Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	15,612
Class B	—
Class C	12,352
Institutional	3,030,688
Service	—
Separate Account Institutional	—
Class IR	2,653
Class R	2,636
Net asset value, offering and redemption price per share:(b)
Class A	$9.31
Class B	—
Class C	9.34
Institutional	9.34
Service	—
Separate Account Institutional	—
Class IR	9.32
Class R	9.34

(a)	Includes segregated cash of $2,295,000, $595,000, $370,000 and $520,000 for the Emerging Markets Debt, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds, respectively, relating to initial margin requirements and collateral on futures transactions. Also includes amounts segregated for initial margin on swap transactions of $64,722, $1,912,875, $5,460,051, $7,645,268, $1,039,668, $6,635,712 and $361,628 for the Dynamic Emerging Markets Debt, Emerging Markets Debt, High Yield, Yield Floating Rate, Investment Grade Credit, Local Emerging Markets Debt and U.S Mortgages Funds, respectively.
(b)	Maximum public offering price per share for Class A shares of Dynamic Emerging Markets Debt, Emerging Markets Debt, High Yield, High Yield Floating Rate, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds is $9.75, $13.27, $7.35, $10.15, $9.85, $8.42 and $10.99, respectively. At redemption, Class B and Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

124	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Emerging Markets Debt Fund	High Yield Fund	High Yield Floating Rate Fund	Investment Grade Credit Fund	Local Emerging Markets Debt Fund	U.S. Mortgages Fund

$1,668,429,834	$4,642,904,393	$4,650,464,419	$441,706,625	$1,691,879,018	$305,735,873
—	—	40,535,700	—	—	—
65,100,000	66,000,000	259,800,000	25,300,000	135,300,000	46,600,000
834,971	4,529,747	50,107,888	—	—	29,136
156,275	—	7,585,758	—	26,787,665	—

22,946,954	83,860,874	51,008,349	4,232,210	25,079,572	548,606
17,829,165	3,301,087	933,517	14,608	33,703,168	—
8,225,731	16,976,344	7,892,850	13,270,000	37,270,581	5,227
—	20,328,923	124,291,717	—	1,182,429	123,636,211
10,661,473	10,192,181	7,645,267	1,634,668	18,544,931	881,629
15,151	—	—	46,780	99,614	39,765
847,033	—	—	—	14,467,705	—
173,411	1,615,300	504,460	54,224	649,720	22,775
7,320,868	3,858,312	15,760,025	1,899,922	28,262,435	1,588,405
—	—	—	—	32,570	—
21	—	—	—	—	—
—	23,278	—	—	—	—
—	—	—	—	243,280	1,960
9,676	42,867	41,342,340	3,973	15,098	2,357
1,802,550,563	4,853,633,306	5,257,872,290	488,163,010	2,013,517,786	479,091,944

—	—	—	111,650	3,957,364	—
—	1,128	—	738	—	—

9,249,191	—	98,736	—	31,089,048	—
6,236,835	—	—	—	24,018,083	1,364
16,834,481	5,987,750	80,090,437	5,071,160	21,555,126	322,647
—	136,474,260	397,963,765	5,559,678	—	226,713,594
9,165,638	19,919,597	25,657,404	676,147	10,093,589	421,598
164,258	1,387,556	64,058	89,627	347,827	69,532
1,162,034	2,574,076	2,055,669	129,729	1,289,952	69,258
1,694,167	—	—	—	557,359	—
113,695	363,778	159,258	22,299	100,550	9,588
—	—	—	2,160,000	4,410,000	640,000
1,281,639	—	—	11	20,792	19
—	—	463,441	—	—	—
—	—	—	69,673	—	22,735
296,269	362,087	280,318	129,640	1,060,606	174,121
46,198,207	167,070,232	506,833,086	14,020,352	98,500,296	228,444,456

1,774,810,938	4,568,732,505	4,819,853,568	452,730,091	2,333,771,488	252,469,355
(402,598)	84,551	(609,849)	358,988	(143,131,965)	(715,635)
(12,649,445)	97,530,329	(2,930,410)	6,571,468	(102,492,918)	(3,328,327)
(5,406,539)	20,215,689	(65,274,105)	14,482,111	(173,129,115)	2,222,095
$1,756,352,356	$4,686,563,074	$4,751,039,204	$474,142,658	$1,915,017,490	$250,647,488

$ 88,172,814	$401,415,452	$6,217,885	$25,114,537	$73,681,483	$5,725,804
—	8,574,417	—	—	—	—
32,401,262	81,200,828	2,396,578	—	14,539,619	—
1,617,897,754	4,145,926,304	4,741,529,506	165,063,966	1,821,778,000	42,816,534
—	16,206,009	—	—	—	—
—	—	—	283,206,174	—	200,559,009
17,880,526	15,480,367	884,146	757,981	5,018,388	1,546,141
—	17,759,697	11,089	—	—	—
$1,756,352,356	$4,686,563,074	$4,751,039,204	$474,142,658	$1,915,017,490	$250,647,488

6,958,380	57,187,592	627,066	2,648,034	9,168,271	541,018
—	1,218,550	—	—	—	—
2,558,262	11,551,824	241,604	—	1,805,948	—
127,518,376	588,799,558	477,611,678	17,399,610	226,608,656	4,037,095
—	2,309,745	—	—	—	—
—	—	—	29,843,887	—	18,953,051
1,409,432	2,200,314	88,988	79,872	624,205	145,735
—	2,530,054	1,117	—	—	—

$12.67	$7.02	$9.92	$9.48	$8.04	$10.58
—	7.04	—	—	—	—
12.67	7.03	9.92	—	8.05	—
12.69	7.04	9.93	9.49	8.04	10.61
—	7.02	—	—	—	—
—	—	—	9.49	—	10.58
12.69	7.04	9.94	9.49	8.04	10.61
—	7.02	9.92	—	—	—

The accompanying notes are an integral part of these financial statements.	125

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Operations

For the Six Months Ended September 30, 2014 (Unaudited)

Dynamic Emerging Markets Debt Fund
Investment income:
Interest, net of allowances — (net of foreign withholding taxes of $3,987 for Dynamic Emerging Markets Debt Fund)	$750,956
Dividends — unaffiliated issuers (net of foreign withholding taxes of $724 for High Yield Fund)	—
Dividends — affiliated issuers	—
Total investment income	750,956

Expenses:
Management fees	124,931
Custody, accounting and administrative services	97,797
Professional fees	36,804
Registration fees	29,984
Amortization of offering costs	28,307
Printing and mailing costs	10,225
Trustee fees	9,186
Transfer Agent fees(a)	5,657
Shareholder meeting expense	909
Distribution and Service fees(a)	700
Service Share fees — Shareholder Administration Plan	—
Service Share fees — Service Plan	—
Other	3,675
Total expenses	348,175
Less — expense reductions	(220,442)
Net expenses	127,733
NET INVESTMENT INCOME	623,223

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	140,259
Investments — affiliated issuers	—
Futures contracts	(75,636)
Swap contracts	(17,294)
Non-deliverable bond forward contracts	—
Forward foreign currency exchange contracts	118,145
Foreign currency transactions	18,555
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers (including the effects of the net change in the foreign capital gains tax liability of $5,960 and $1,024,614 for Dynamic Emerging Markets Debt and Local Emerging Markets Debt Funds)	(498,687)
Investments — affiliated issuers	—
Futures contracts	3,729
Unfunded loan commitment	—
Non-deliverable bond forward contracts	—
Swap contracts	(96,058)
Forward foreign currency exchange contracts	(16,994)
Foreign currency translation	(15,939)
Net realized and unrealized gain (loss)	(439,920)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$183,303
(a) Class specific Distribution and Service and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Fund	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Institutional	Service	Separate Account Institutional	Class IR	Class R
Dynamic Emerging Markets Debt	$90	$—	$547	$63	$47	$—	$71	$5,506	$—	$—	$17	$16
Emerging Markets Debt	128,180	—	164,750	—	66,654	—	21,418	293,714	—	—	11,322	—
High Yield	630,998	52,392	430,816	46,086	328,119	6,811	56,006	858,170	3,349	—	10,132	11,982
High Yield Floating Rate	22,955	—	11,876	27	11,936	—	1,544	890,727	—	—	723	7
Investment Grade Credit	31,305	—	—	—	16,279	—	—	33,445	—	56,518	463	—
Local Emerging Markets Debt	108,643	—	82,771	—	56,494	—	10,760	372,381	—	—	4,299	—
U.S. Mortgages	6,044	—	—	—	3,143	—	—	6,693	—	41,727	240	—

126	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Emerging Markets Debt Fund	High Yield Fund	High Yield Floating Rate Fund	Investment Grade Credit Fund	Local Emerging Markets Debt Fund	U.S. Mortgages Fund

$41,404,139	$158,198,420	$93,134,472	$9,133,416	$58,880,998	$2,881,970
—	188,357	—	—	—	—
—	—	1,383,579	—	—	—
41,404,139	158,386,777	94,518,051	9,133,416	58,880,998	2,881,970

6,485,938	16,268,547	12,014,161	951,145	8,871,940	494,613
245,174	200,115	457,046	70,511	967,553	118,015
46,740	60,739	75,921	42,912	56,765	47,750
49,835	63,154	70,580	39,816	38,474	34,726
—	—	—	—	—	—
162,617	134,699	58,084	20,601	45,791	19,484
12,344	16,719	16,836	9,866	12,670	10,493
393,108	1,274,569	904,937	106,705	443,934	51,803
89,826	31,954	7,286	1,391	16,932	936
292,930	1,160,292	34,858	31,305	191,414	6,044
—	20,932	—	—	—	—
—	20,932	—	—	—	—
31,154	60,622	80,890	12,532	42,409	7,761
7,809,666	19,313,274	13,720,599	1,286,784	10,687,882	791,625
(103,613)	—	(161,911)	(328,420)	(1,414,324)	(307,049)
7,706,053	19,313,274	13,558,688	958,364	9,273,558	484,576
33,698,086	139,073,503	80,959,363	8,175,052	49,607,440	2,397,394

23,561,485	43,296,898	2,181,357	4,546,683	(18,097,558)	2,645,519
—	—	(295,073)	—	—	—
531,061	(8,209,248)	—	3,320,819	(5,278,244)	810,918
(1,712,379)	(2,849,896)	(4,431,922)	(1,550,516)	(2,897,578)	(661,866)
736,218	—	—	—	—	—
9,094,420	7,413,343	2,221,789	34,621	1,739,290	—
(339,974)	(3,175,428)	(1,368,056)	(13,332)	(1,285,379)	—

(5,904,749)	(186,212,861)	(71,264,569)	(1,327,664)	(53,954,167)	743,167
—	—	(1,115,796)	—	—	—
(1,462,618)	(592,158)	—	(224,275)	(493,079)	(319,405)
—	—	(737,073)	—	—	—
(618,563)	—	—	—	—	—
(4,460,503)	1,952,308	303,099	338,974	(3,196,130)	339,039
9,804,619	3,133,345	800,181	13,852	(789,040)	—
(87,153)	(85,536)	569,672	(1,153)	(2,162,248)	—
29,141,864	(145,329,233)	(73,136,391)	5,138,009	(86,414,133)	3,557,372
$62,839,950	$(6,255,730)	$7,822,972	$13,313,061	$(36,806,693)	$5,954,766

The accompanying notes are an integral part of these financial statements.	127

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Dynamic Emerging Markets Debt Fund
	For the Six Months Ended September 30, 2014 (Unaudited)	For the Period Ended March 31, 2014(a)
From operations:
Net investment income	$623,223	$576,502
Net realized gain (loss)	184,029	(418,835)
Net change in unrealized loss	(623,949)	(124,762)
Net increase (decrease) in net assets resulting from operations	183,303	32,905

Distributions to shareholders:
From net investment income
Class A Shares	(1,494)	(1,365)
Class B Shares	—	—
Class C Shares	(1,810)	(507)
Institutional Shares	(609,227)	(478,925)
Service Shares	—	—
Class IR Shares	(544)	(819)
Class R Shares	(482)	(580)
From net realized gains
Class A Shares	—	—
Class B Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Service Shares	—	—
Class IR Shares	—	—
Class R Shares	—	—
Return of capital
Class A Shares	—	(536)
Class C Shares	—	(199)
Institutional Shares	—	(188,033)
Class IR Shares	—	(322)
Class R Shares	—	(227)
Total distributions to shareholders	(613,557)	(671,513)

From share transactions:
Proceeds from sales of shares	5,460,315	28,919,836
Reinvestment of distributions	370,084	388,110
Cost of shares redeemed(b)	(1,111,572)	(4,342,452)
Net increase (decrease) in net assets resulting from share transactions	4,718,827	24,965,494
TOTAL INCREASE (DECREASE)	4,288,573	24,326,886

Net assets:
Beginning of period	24,326,886	—
End of period	$28,615,459	$24,326,886
Undistributed (distributions in excess of) net investment income	$(144,576)	$(154,242)

(a)	Commenced operations on May 31, 2013.
(b)	Net of $0 and $3,928, $7,258, and $125,836, and $39,280 and $269,505 of redemption fees for Dynamic Emerging Markets Debt, Emerging Markets Debt and High Yield Funds, respectively, for the period ended September 30, 2014 and for the fiscal year ended March 31, 2014, respectively.

128	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Emerging Markets Debt Fund		High Yield Fund
For the Six Months Ended September 30, 2014 (Unaudited)	For the Fiscal Year Ended March 31, 2014	For the Six Months Ended September 30, 2014 (Unaudited)	For the Fiscal Year Ended March 31, 2014

$33,698,086	$69,862,408	$139,073,503	$337,235,254
31,870,831	(53,753,476)	36,475,669	142,016,318
(2,728,967)	(40,546,419)	(181,804,902)	(79,542,391)
62,839,950	(24,437,487)	(6,255,730)	399,709,181

(2,004,824)	(5,965,225)	(13,358,014)	(32,972,248)
—	—	(237,978)	(836,211)
(518,287)	(1,342,149)	(1,954,450)	(4,877,298)
(30,950,938)	(56,154,613)	(120,751,873)	(295,130,180)
—	—	(428,885)	(1,001,173)
(361,164)	(837,936)	(431,716)	(998,711)
—	—	(463,757)	(1,010,644)

—	(2,020,247)	—	(19,586,059)
—	—	—	(518,089)
—	(600,152)	—	(3,111,390)
—	(20,739,038)	—	(162,867,891)
—	—	—	(600,325)
—	(272,490)	—	(526,331)
—	—	—	(608,391)

—	(305,941)	—	—
—	(68,835)	—	—
—	(2,880,021)	—	—
—	(42,975)	—	—
—	—	—	—
(33,835,213)	(91,229,622)	(137,626,673)	(524,644,941)

436,954,157	852,069,909	475,955,990	1,265,981,357
32,806,268	87,742,015	128,897,498	498,994,837
(187,859,784)	(993,217,584)	(910,790,399)	(2,429,872,327)
281,900,641	(53,405,660)	(305,936,911)	(664,896,133)
310,905,378	(169,072,769)	(449,819,314)	(789,831,893)

1,445,446,978	1,614,519,747	5,136,382,388	5,926,214,281
$1,756,352,356	$1,445,446,978	$4,686,563,074	$5,136,382,388
$(402,598)	$(265,471)	$84,551	$(1,362,279)

The accompanying notes are an integral part of these financial statements.	129

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets (continued)

	High Yield Floating Rate Fund
	For the Six Months Ended September 30, 2014 (Unaudited)	For the Fiscal Year Ended March 31, 2014
From operations:
Net investment income	$80,959,363	$105,590,591
Net realized gain (loss)	(1,691,905)	3,579,388
Net change in unrealized gain (loss)	(71,444,486)	(10,758,630)
Net increase (decrease) in net assets resulting from operations	7,822,972	98,411,349

Distributions to shareholders:
From net investment income
Class A Shares	(303,562)	(716,181)
Class C Shares	(30,339)	(60,603)
Institutional Shares	(81,111,601)	(103,191,743)
Separate Account Institutional Shares	—	—
Class IR Shares	(19,979)	(161,408)
Class R Shares	(171)	(331)
From net realized gains
Class A Shares	—	(40,582)
Class C Shares	—	(3,753)
Institutional Shares	—	(5,235,933)
Separate Account Institutional Shares	—	—
Class IR Shares	—	(8,640)
Class R Shares	—	(18)
Return of capital
Class A Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Separate Account Institutional Shares	—	—
Class IR Shares	—	—
Total distributions to shareholders	(81,465,652)	(109,419,192)

From share transactions:
Proceeds from sales of shares	1,134,613,806	3,165,927,522
Reinvestment of distributions	81,077,447	108,783,941
Cost of shares redeemed	(591,731,287)	(787,533,938)
Net increase (decrease) in net assets resulting from share transactions	623,959,966	2,487,177,525
TOTAL INCREASE (DECREASE)	550,317,286	2,476,169,682

Net assets:
Beginning of period	4,200,721,918	1,724,552,236
End of period	$4,751,039,204	$4,200,721,918
Undistributed (distributions in excess of) net investment income	$(609,849)	$(103,560)

(a)	Net of $34,838 and $251,438 of redemption fees for Local Emerging Markets Debt Fund for the six months ended September 30, 2014 and for the fiscal year ended March 31, 2014, respectively.

130	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Investment Grade Credit Fund		Local Emerging Markets Debt Fund				U.S. Mortgages Fund
For the Six Months Ended September 30, 2014 (Unaudited)	For the Fiscal Year Ended March 31, 2014	For the Six Months Ended September 30, 2014 (Unaudited)		For the Fiscal Year Ended March 31, 2014		For the Six Months Ended September 30, 2014 (Unaudited)	For the Fiscal Year Ended March 31, 2014

$8,175,052	$18,396,080	$49,607,440		$135,381,620		$2,397,394	$4,312,305
6,338,275	2,761,565	(25,819,469)		(370,409,799)		2,794,571	(721,112)
(1,200,266)	(15,610,609)	(60,594,664)		(121,257,010)		762,801	(1,843,166)
13,313,061	5,547,036	(36,806,693)		(356,285,189)		5,954,766	1,748,027

(390,403)	(847,044)	(2,362,827)		(816,980)		(52,909)	(77,478)
—	—	(387,420)		(121,084)		—	—
(2,891,806)	(7,750,932)	(53,504,702)		(15,455,442)		(412,962)	(322,475)
(4,885,469)	(9,705,470)	—		—		(2,670,776)	(5,950,896)
(11,933)	(4,780)	(188,851)		(92,086)		(4,369)	(267)
—	—	—		—		—	—

—	(382,159)	—		(2,021,339)		—	—
—	—	—		(299,581)		—	—
—	(2,838,640)	—		(38,239,235)		—	—
—	(3,862,563)	—		—		—	—
—	(1,478)	—		(227,835)		—	—
—	—	—		—		—	—

—	—	—		(3,899,217)		—	—
—	—	—		(577,900)		—	—
—	—	—		(73,764,527)		—	—
—	—	—		—		—	—
—	—	—		(439,501)		—	—
(8,179,611)	(25,393,066)	(56,443,800)		(135,954,727)		(3,141,016)	(6,351,116)

42,058,358	128,608,741	289,323,529		1,273,268,383		50,346,392	63,747,924
7,556,545	23,497,220	54,054,681		130,957,369		2,667,596	5,388,132
(58,597,349)	(248,333,803)	(255,169,934	)(a)	(2,487,698,109	)(a)	(32,045,167)	(151,142,569)
(8,982,446)	(96,227,842)	88,208,276		(1,083,472,357)		20,968,821	(82,006,513)
(3,848,996)	(116,073,872)	(5,042,217)		(1,575,712,273)		23,782,571	(86,609,602)

477,991,654	594,065,526	1,920,059,707		3,495,771,980		226,864,917	313,474,519
$474,142,658	$477,991,654	$1,915,017,490		$1,920,059,707		$250,647,488	$226,864,917
$358,988	$363,547	$(143,131,965)		$(136,295,605)		$(715,635)	$27,987

The accompanying notes are an integral part of these financial statements.	131

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From capital	Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2014 - A	$9.45	$0.20	$(0.14)	$0.06	$(0.20)	$—	$(0.20)
2014 - C	9.46	0.16	(0.12)	0.04	(0.16)	—	(0.16)
2014 - Institutional	9.46	0.22	(0.13)	0.09	(0.21)	—	(0.21)
2014 - IR	9.44	0.21	(0.12)	0.09	(0.21)	—	(0.21)
2014 - R	9.46	0.19	(0.13)	0.06	(0.18)	—	(0.18)

FOR THE PERIOD ENDED MARCH 31,
2014 - A (Commenced May 31, 2013)	10.00	0.31	(0.52)	(0.21)	(0.23)	(0.11)	(0.34)
2014 - C (Commenced May 31, 2013)	10.00	0.25	(0.51)	(0.26)	(0.17)	(0.11)	(0.28)
2014 - Institutional (Commenced May 31, 2013)	10.00	0.32	(0.50)	(0.18)	(0.25)	(0.11)	(0.36)
2014 - IR (Commenced May 31, 2013)	10.00	0.31	(0.52)	(0.21)	(0.24)	(0.11)	(0.35)
2014 - R (Commenced May 31, 2013)	10.00	0.27	(0.49)	(0.22)	(0.21)	(0.11)	(0.32)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

132	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(c)	Ratio of total expenses to average net assets(c)	Ratio of net investment income to average net assets(c)	Portfolio turnover rate(d)

$9.31	0.56%	$145	1.27%	2.96%	4.20%	63%
9.34	0.39	115	2.00	3.46	3.39	63
9.34	0.95	28,305	0.91	2.40	4.50	63
9.32	0.89	25	1.02	2.50	4.39	63
9.34	0.65	25	1.50	3.00	3.89	63

9.45	(2.03)	99	1.27	3.67	3.97	140
9.46	(2.52)	59	2.01	5.31	3.27	140
9.46	(1.67)	24,119	0.93	4.21	4.17	140
9.44	(1.98)	24	1.03	4.19	4.00	140
9.46	(2.14)	24	1.52	5.22	3.50	140

The accompanying notes are an integral part of these financial statements.	133

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From capital	Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2014 - A	$12.40	$0.25	$0.27	$0.52	$(0.25)	$—	$—	$(0.25)
2014 - C	12.39	0.20	0.28	0.48	(0.20)	—	—	(0.20)
2014 - Institutional	12.41	0.27	0.28	0.55	(0.27)	—	—	(0.27)
2014 - IR	12.41	0.26	0.29	0.55	(0.27)	—	—	(0.27)

FOR THE FISCAL YEARS ENDED MARCH 31,
2014 - A	13.28	0.55	(0.70)	(0.15)	(0.50)	(0.20)	(0.03)	(0.73)
2014 - C	13.27	0.46	(0.70)	(0.24)	(0.41)	(0.20)	(0.03)	(0.64)
2014 - Institutional	13.29	0.59	(0.69)	(0.10)	(0.55)	(0.20)	(0.03)	(0.78)
2014 - IR	13.29	0.58	(0.69)	(0.11)	(0.54)	(0.20)	(0.03)	(0.77)
2013 - A	12.95	0.61	0.76	1.37	(0.65)	(0.39)	—	(1.04)
2013 - C	12.94	0.50	0.77	1.27	(0.55)	(0.39)	—	(0.94)
2013 - Institutional	12.96	0.65	0.77	1.42	(0.70)	(0.39)	—	(1.09)
2013 - IR	12.96	0.64	0.77	1.41	(0.69)	(0.39)	—	(1.08)
2012 - A	12.28	0.61	0.81	1.42	(0.61)	(0.14)	—	(0.75)
2012 - C	12.27	0.52	0.80	1.32	(0.51)	(0.14)	—	(0.65)
2012 - Institutional	12.29	0.65	0.81	1.46	(0.65)	(0.14)	—	(0.79)
2012 - IR	12.29	0.63	0.82	1.45	(0.64)	(0.14)	—	(0.78)
2011 - A	11.99	0.59	0.42	1.01	(0.71)	(0.01)	—	(0.72)
2011 - C	11.98	0.49	0.43	0.92	(0.62)	(0.01)	—	(0.63)
2011 - Institutional	12.00	0.63	0.42	1.05	(0.75)	(0.01)	—	(0.76)
2011 - IR (Commenced July 30, 2010)	12.44	0.41	(0.04)	0.37	(0.51)	(0.01)	—	(0.52)
2010 - A	9.19	0.70	2.96	3.66	(0.86)	—	—	(0.86)
2010 - C	9.16	0.61	2.99	3.60	(0.78)	—	—	(0.78)
2010 - Institutional	9.20	0.74	2.96	3.70	(0.90)	—	—	(0.90)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Portfolio turnover rates exclude portfolio securities received as a result of in-kind subscriptions.

134	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$12.67	4.19%	$88,173	1.25	%(d)	1.26	%(d)	3.89	%(d)	48%
12.67	3.88	32,401	2.00	(d)	2.01	(d)	3.13	(d)	48
12.69	4.44	1,617,898	0.91	(d)	0.92	(d)	4.20	(d)	48
12.69	4.40	17,881	1.00	(d)	1.01	(d)	4.14	(d)	48

12.40	(0.88)	100,723	1.25		1.26		4.38		121
12.39	(1.63)	32,020	2.00		2.01		3.65		121
12.41	(0.54)	1,296,153	0.91		0.92		4.76		121
12.41	(0.63)	16,552	1.00		1.01		4.65		121
13.28	10.64	211,379	1.23		1.26		4.48		97
13.27	9.82	49,527	1.98		2.01		3.73		97
13.29	11.04	1,329,643	0.89		0.92		4.83		97
13.29	10.91	23,970	0.97		1.01		4.69		97
12.95	11.87	169,491	1.22		1.27		4.84		86
12.94	11.05	31,893	1.97		2.02		4.11		86
12.96	12.24	720,098	0.88		0.93		5.18		86
12.96	12.14	6,515	0.97		1.02		5.05		86
12.28	8.46	156,901	1.22		1.29		4.75		116	(e)
12.27	7.65	31,205	1.97		2.04		4.00		116	(e)
12.29	8.82	436,068	0.88		0.95		5.12		116	(e)
12.29	2.96	1,392	0.97	(d)	1.05	(d)	4.96	(d)	116	(e)
11.99	40.98	105,352	1.22		1.31		6.27		121
11.98	40.28	10,629	1.97		2.06		5.41		121
12.00	41.42	278,030	0.88		0.97		6.63		121

The accompanying notes are an integral part of these financial statements.	135

GOLDMAN SACHS HIGH YIELD FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2014 - A	$7.23	$0.19	$(0.21)	$(0.02)	$(0.19)	$—	$(0.19)
2014 - B	7.25	0.17	(0.22)	(0.05)	(0.16)	—	(0.16)
2014 - C	7.24	0.17	(0.22)	(0.05)	(0.16)	—	(0.16)
2014 - Institutional	7.25	0.21	(0.22)	(0.01)	(0.20)	—	(0.20)
2014 - Service	7.23	0.19	(0.22)	(0.03)	(0.18)	—	(0.18)
2014 - IR	7.25	0.20	(0.21)	(0.01)	(0.20)	—	(0.20)
2014 - R	7.23	0.18	(0.21)	(0.03)	(0.18)	—	(0.18)

FOR THE FISCAL YEARS ENDED MARCH 31,
2014 - A	7.40	0.43	0.09	0.52	(0.43)	(0.26)	(0.69)
2014 - B	7.42	0.38	0.08	0.46	(0.37)	(0.26)	(0.63)
2014 - C	7.41	0.38	0.08	0.46	(0.37)	(0.26)	(0.63)
2014 - Institutional	7.42	0.46	0.08	0.54	(0.45)	(0.26)	(0.71)
2014 - Service	7.40	0.42	0.09	0.51	(0.42)	(0.26)	(0.68)
2014 - IR	7.41	0.45	0.10	0.55	(0.45)	(0.26)	(0.71)
2014 - R	7.40	0.41	0.09	0.50	(0.41)	(0.26)	(0.67)
2013 - A	7.12	0.45	0.42	0.87	(0.46)	(0.13)	(0.59)
2013 - B	7.13	0.40	0.43	0.83	(0.41)	(0.13)	(0.54)
2013 - C	7.13	0.40	0.42	0.82	(0.41)	(0.13)	(0.54)
2013 - Institutional	7.14	0.48	0.42	0.90	(0.49)	(0.13)	(0.62)
2013 - Service	7.11	0.44	0.43	0.87	(0.45)	(0.13)	(0.58)
2013 - IR	7.13	0.47	0.42	0.89	(0.48)	(0.13)	(0.61)
2013 - R	7.12	0.44	0.41	0.85	(0.44)	(0.13)	(0.57)
2012 - A	7.38	0.49	(0.18)	0.31	(0.50)	(0.07)	(0.57)
2012 - B	7.40	0.44	(0.19)	0.25	(0.45)	(0.07)	(0.52)
2012 - C	7.39	0.44	(0.19)	0.25	(0.44)	(0.07)	(0.51)
2012 - Institutional	7.40	0.51	(0.18)	0.33	(0.52)	(0.07)	(0.59)
2012 - Service	7.38	0.48	(0.19)	0.29	(0.49)	(0.07)	(0.56)
2012 - IR	7.39	0.50	(0.17)	0.33	(0.52)	(0.07)	(0.59)
2012 - R	7.38	0.47	(0.18)	0.29	(0.48)	(0.07)	(0.55)
2011 - A	7.07	0.55	0.30	0.85	(0.54)	—	(0.54)
2011 - B	7.08	0.49	0.32	0.81	(0.49)	—	(0.49)
2011 - C	7.08	0.49	0.31	0.80	(0.49)	—	(0.49)
2011 - Institutional	7.09	0.57	0.31	0.88	(0.57)	—	(0.57)
2011 - Service	7.06	0.53	0.32	0.85	(0.53)	—	(0.53)
2011 - IR	7.07	0.56	0.32	0.88	(0.56)	—	(0.56)
2011 - R	7.07	0.53	0.31	0.84	(0.53)	—	(0.53)
2010 - A	5.18	0.53	1.90	2.43	(0.54)	—	(0.54)
2010 - B	5.18	0.49	1.90	2.39	(0.49)	—	(0.49)
2010 - C	5.18	0.49	1.90	2.39	(0.49)	—	(0.49)
2010 - Institutional	5.19	0.56	1.91	2.47	(0.57)	—	(0.57)
2010 - Service	5.17	0.53	1.89	2.42	(0.53)	—	(0.53)
2010 - IR	5.18	0.55	1.90	2.45	(0.56)	—	(0.56)
2010 - R	5.17	0.52	1.91	2.43	(0.53)	—	(0.53)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

136	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$7.02	(0.30)%	$401,415	1.06	%(d)	1.06	%(d)	5.35	%(d)	30%
7.04	(0.66)	8,574	1.81	(d)	1.81	(d)	4.61	(d)	30
7.03	(0.67)	81,201	1.81	(d)	1.81	(d)	4.60	(d)	30
7.04	(0.12)	4,145,926	0.72	(d)	0.72	(d)	5.69	(d)	30
7.02	(0.38)	16,206	1.22	(d)	1.22	(d)	5.18	(d)	30
7.04	(0.16)	15,480	0.81	(d)	0.81	(d)	5.60	(d)	30
7.02	(0.42)	17,760	1.31	(d)	1.31	(d)	5.09	(d)	30

7.23	7.41	549,354	1.05		1.05		5.95		48
7.25	6.61	11,655	1.81		1.81		5.22		48
7.24	6.61	88,607	1.81		1.81		5.21		48
7.25	7.77	4,436,484	0.72		0.72		6.30		48
7.23	7.24	17,066	1.22		1.22		5.79		48
7.25	7.68	15,142	0.81		0.81		6.22		48
7.23	7.14	18,075	1.31		1.31		5.70		48
7.40	12.67	576,060	1.05		1.05		6.27		68
7.42	11.97	20,355	1.80		1.80		5.53		68
7.41	11.83	106,063	1.80		1.80		5.52		68
7.42	13.03	5,167,948	0.71		0.71		6.61		68
7.40	12.65	17,512	1.21		1.21		6.11		68
7.41	13.09	19,711	0.80		0.80		6.55		68
7.40	12.39	18,565	1.30		1.30		6.01		68
7.12	4.53	630,049	1.06		1.06		6.97		71
7.13	3.62	30,572	1.81		1.81		6.24		71
7.13	3.76	108,682	1.81		1.81		6.21		71
7.14	4.89	4,988,221	0.72		0.72		7.25		71
7.11	4.22	21,420	1.22		1.22		6.81		71
7.13	4.79	37,059	0.81		0.81		7.13		71
7.12	4.28	17,087	1.31		1.31		6.69		71
7.38	12.56	862,655	1.05		1.06		7.63		46
7.40	11.87	45,430	1.80		1.81		6.86		46
7.39	11.72	114,921	1.80		1.81		6.85		46
7.40	12.93	4,492,556	0.71		0.72		7.94		46
7.38	12.54	23,208	1.21		1.22		7.44		46
7.39	12.99	3,081	0.80		0.81		7.79		46
7.38	12.29	13,279	1.30		1.31		7.36		46
7.07	48.28	1,339,958	1.05		1.06		8.38		35
7.08	47.38	60,649	1.80		1.81		7.61		35
7.08	47.38	111,997	1.80		1.81		7.56		35
7.09	48.88	4,655,677	0.71		0.72		8.64		35
7.06	48.13	22,639	1.21		1.22		8.14		35
7.07	48.63	786	0.80		0.81		8.01		35
7.07	48.20	5,404	1.30		1.31		7.78		35

The accompanying notes are an integral part of these financial statements.	137

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From capital	Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2014 - A	$10.07	$0.17		$(0.15)	$0.02	$(0.17)	$—	$—	$(0.17)
2014 - C	10.08	0.13		(0.16)	(0.03)	(0.13)	—	—	(0.13)
2014 - Institutional	10.09	0.18		(0.16)	0.02	(0.18)	—	—	(0.18)
2014 - IR	10.09	0.18		(0.15)	0.03	(0.18)	—	—	(0.18)
2014 - R	10.08	0.15		(0.16)	(0.01)	(0.15)	—	—	(0.15)

FOR THE FISCAL YEARS ENDED MARCH 31,
2014 - A	10.11	0.33		(0.02)	0.31	(0.33)	(0.02)	—	(0.35)
2014 - C	10.12	0.26		(0.03)	0.23	(0.25)	(0.02)	—	(0.27)
2014 - Institutional	10.13	0.37		(0.03)	0.34	(0.36)	(0.02)	—	(0.38)
2014 - IR	10.13	0.36		(0.03)	0.33	(0.35)	(0.02)	—	(0.37)
2014 - R	10.12	0.31		(0.03)	0.28	(0.30)	(0.02)	—	(0.32)
2013 - A	9.91	0.37		0.20	0.57	(0.36)	—	(0.01)	(0.37)
2013 - C	9.90	0.29		0.23	0.52	(0.29)	—	(0.01)	(0.30)
2013 - Institutional	9.91	0.40		0.23	0.63	(0.40)	—	(0.01)	(0.41)
2013 - IR	9.91	0.40		0.22	0.62	(0.39)	—	(0.01)	(0.40)
2013 - R	9.91	0.35		0.21	0.56	(0.34)	—	(0.01)	(0.35)
2012 - A	10.00	0.33		(0.11)	0.22	(0.31)	—	—	(0.31)
2012 - C	9.99	0.26		(0.12)	0.14	(0.23)	—	—	(0.23)
2012 - Institutional	9.99	0.35		(0.09)	0.26	(0.34)	—	—	(0.34)
2012 - IR	10.00	0.34		(0.10)	0.24	(0.33)	—	—	(0.33)
2012 - R	10.00	0.28		(0.09)	0.19	(0.28)	—	—	(0.28)
2011 - A (Commenced March 31, 2011)	10.00	—	(e)	— (e)	— (e)	—	—	—	—
2011 - C (Commenced March 31, 2011)	10.00	—	(e)	(0.01)	(0.01)	—	—	—	—
2013 - Institutional (Commenced March 31, 2011)	10.00	—	(e)	(0.01)	(0.01)	—	—	—	—
2011 - IR (Commenced March 31, 2011)	10.00	—	(e)	— (e)	— (e)	—	—	—	—
2011 - R (Commenced March 31, 2011)	10.00	—	(e)	— (e)	— (e)	—	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.

138	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$9.92	0.16%	$6,218	0.94	%(d)	0.95	%(d)	3.29	%(d)	22%
9.92	(0.32)	2,397	1.69	(d)	1.70	(d)	2.53	(d)	22
9.93	0.23	4,741,530	0.60	(d)	0.61	(d)	3.62	(d)	22
9.94	0.29	884	0.70	(d)	0.71	(d)	3.58	(d)	22
9.92	(0.06)	11	1.16	(d)	1.17	(d)	3.04	(d)	22

10.07	3.09	24,741	0.96		0.97		3.28		44
10.08	2.33	2,465	1.72		1.73		2.58		44
10.09	3.45	4,171,873	0.63		0.63		3.65		44
10.09	3.36	1,631	0.72		0.73		3.59		44
10.08	2.83	11	1.21		1.22		3.08		44
10.11	5.89	8,367	1.04		1.04		3.69		72
10.12	5.31	1,648	1.79		1.79		2.93		72
10.13	6.47	1,710,411	0.70		0.70		3.99		72
10.13	6.36	4,116	0.80		0.80		4.00		72
10.12	5.73	11	1.28		1.29		3.47		72
9.91	2.24	1,910	1.08		1.13		3.41		73
9.90	1.40	517	1.83		1.88		2.69		73
9.91	2.58	644,969	0.74		0.79		3.63		73
9.91	2.48	116	0.83		0.88		3.51		73
9.91	1.99	10	1.33		1.38		2.86		73
10.00	—	10	1.08	(d)	1.47	(d)	(1.08	)(d)	—
9.99	—	10	1.83	(d)	2.22	(d)	(1.83	)(d)	—
9.99	—	118,817	0.74	(d)	1.13	(d)	(0.74	)(d)	—
10.00	—	10	0.83	(d)	1.22	(d)	(0.83	)(d)	—
10.00	—	10	1.33	(d)	1.72	(d)	(1.33	)(d)	—

The accompanying notes are an integral part of these financial statements.	139

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2014 - A	$9.39	$0.15	$0.09	$0.24	$(0.15)	$—	$(0.15)
2014 - Institutional	9.39	0.17	0.10	0.27	(0.17)	—	(0.17)
2014 - Separate Account Institutional	9.39	0.17	0.10	0.27	(0.17)	—	(0.17)
2014 - IR	9.39	0.16	0.10	0.26	(0.16)	—	(0.16)

FOR THE FISCAL YEARS ENDED MARCH 31,
2014 - A	9.71	0.30	(0.18)	0.12	(0.30)	(0.14)	(0.44)
2014 - Institutional	9.71	0.34	(0.18)	0.16	(0.34)	(0.14)	(0.48)
2014 - Separate Account Institutional	9.71	0.33	(0.17)	0.16	(0.34)	(0.14)	(0.48)
2014 - IR	9.71	0.32	(0.17)	0.15	(0.33)	(0.14)	(0.47)
2013 - A	9.53	0.31	0.51	0.82	(0.31)	(0.33)	(0.64)
2013 - Institutional	9.53	0.34	0.52	0.86	(0.35)	(0.33)	(0.68)
2013 - Separate Account Institutional	9.53	0.34	0.52	0.86	(0.35)	(0.33)	(0.68)
2013 - IR	9.53	0.34	0.51	0.85	(0.34)	(0.33)	(0.67)
2012 - A	9.50	0.37	0.50	0.87	(0.37)	(0.47)	(0.84)
2012 - Institutional	9.51	0.40	0.50	0.90	(0.41)	(0.47)	(0.88)
2012 - Separate Account Institutional	9.51	0.40	0.50	0.90	(0.41)	(0.47)	(0.88)
2012 - IR (Commenced July 29, 2011)	9.86	0.25	0.15	0.40	(0.26)	(0.47)	(0.73)
2011 - A	9.14	0.38	0.37	0.75	(0.38)	(0.01)	(0.39)
2011 - Institutional	9.14	0.41	0.38	0.79	(0.41)	(0.01)	(0.42)
2011 - Separate Account Institutional	9.14	0.41	0.38	0.79	(0.41)	(0.01)	(0.42)
2010 - A	7.75	0.43	1.40	1.83	(0.44)	—	(0.44)
2010 - Institutional	7.75	0.46	1.40	1.86	(0.47)	—	(0.47)
2010 - Separate Account Institutional	7.75	0.47	1.39	1.86	(0.47)	—	(0.47)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Portfolio turnover rates exclude portfolio securities received as a result of in-kind subscriptions.

140	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$9.48	2.54%	$25,115	0.72	%(d)	0.86	%(d)	3.12	%(d)	35%
9.49	2.83	165,064	0.39	(d)	0.52	(d)	3.46	(d)	35
9.49	2.83	283,206	0.38	(d)	0.52	(d)	3.46	(d)	35
9.49	2.78	758	0.47	(d)	0.61	(d)	3.35	(d)	35

9.39	1.41	24,839	0.72		0.85		3.22		86
9.39	1.76	165,755	0.38		0.51		3.57		86
9.39	1.76	286,845	0.38		0.51		3.56		86
9.39	1.66	552	0.47		0.60		3.37		86
9.71	8.73	30,216	0.71		0.84		3.17		162
9.71	9.09	274,095	0.37		0.50		3.51		162
9.71	9.09	289,032	0.37		0.50		3.51		162
9.71	8.99	723	0.47		0.59		3.46		162
9.53	9.34	155,684	0.71		0.85		3.78		120
9.53	9.71	163,886	0.37		0.51		4.12		120
9.53	9.71	237,266	0.37		0.51		4.13		120
9.53	4.26	1,300	0.46	(d)	0.60	(d)	3.91	(d)	120
9.50	8.37	147,820	0.74		0.87		3.98		100	(e)
9.51	8.73	143,057	0.40		0.53		4.33		100	(e)
9.51	8.77	262,907	0.37		0.50		4.36		100	(e)
9.14	23.96	167,774	0.76		0.89		4.90		90
9.14	24.39	190,478	0.41		0.55		5.17		90
9.14	24.45	272,812	0.36		0.50		5.39		90

The accompanying notes are an integral part of these financial statements.	141

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From capital	Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2014 - A	$8.43	$0.20	$(0.36)	$(0.16)	$(0.23)	$—	$—	$(0.23)
2014 - C	8.44	0.17	(0.36)	(0.19)	(0.20)	—	—	(0.20)
2014 - Institutional	8.43	0.22	(0.36)	(0.14)	(0.25)	—	—	(0.25)
2014 - IR	8.43	0.21	(0.36)	(0.15)	(0.24)	—	—	(0.24)

FOR THE FISCAL YEARS ENDED MARCH 31,
2014 - A	9.71	0.40	(1.27)	(0.87)	(0.03)	(0.13)	(0.25)	(0.41)
2014 - C	9.72	0.34	(1.28)	(0.94)	—	(0.13)	(0.21)	(0.34)
2014 - Institutional	9.71	0.43	(1.27)	(0.84)	(0.06)	(0.13)	(0.25)	(0.44)
2014 - IR	9.71	0.42	(1.27)	(0.85)	(0.05)	(0.13)	(0.25)	(0.43)
2013 - A	9.38	0.45	0.38	0.83	(0.46)	(0.04)	—	(0.50)
2013 - C	9.40	0.38	0.37	0.75	(0.39)	(0.04)	—	(0.43)
2013 - Institutional	9.38	0.48	0.38	0.86	(0.49)	(0.04)	—	(0.53)
2013 - IR	9.38	0.47	0.38	0.85	(0.48)	(0.04)	—	(0.52)
2012 - A	9.59	0.42	(0.16)	0.26	(0.44)	(0.03)	—	(0.47)
2012 - C	9.61	0.37	(0.18)	0.19	(0.37)	(0.03)	—	(0.40)
2012 - Institutional	9.59	0.48	(0.19)	0.29	(0.47)	(0.03)	—	(0.50)
2012 - IR	9.59	0.46	(0.18)	0.28	(0.46)	(0.03)	—	(0.49)
2011 - A	9.31	0.41	0.60	1.01	(0.64)	(0.09)	—	(0.73)
2011 - C	9.33	0.32	0.61	0.93	(0.56)	(0.09)	—	(0.65)
2011 - Institutional	9.31	0.44	0.60	1.04	(0.67)	(0.09)	—	(0.76)
2011 - IR (Commenced July 30, 2010)	9.43	0.28	0.46	0.74	(0.49)	(0.09)	—	(0.58)
2010 - A	7.23	0.42	2.10	2.52	(0.44)	—	—	(0.44)
2010 - C	7.24	0.36	2.10	2.46	(0.37)	—	—	(0.37)
2010 - Institutional	7.23	0.45	2.10	2.55	(0.47)	—	—	(0.47)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

142	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$8.04	(1.99)%	$73,681	1.26	%(d)	1.40	%(d)	4.74	%(d)	79%
8.05	(2.23)	14,540	2.01	(d)	2.15	(d)	3.98	(d)	79
8.04	(1.82)	1,821,778	0.92	(d)	1.06	(d)	5.06	(d)	79
8.04	(1.87)	5,018	1.01	(d)	1.16	(d)	5.01	(d)	79

8.43	(9.01)	96,925	1.25		1.36		4.55		146
8.44	(9.68)	17,641	2.01		2.12		3.80		146
8.43	(8.70)	1,797,975	0.92		1.02		4.88		146
8.43	(8.78)	7,518	1.01		1.11		4.73		146
9.71	9.07	190,480	1.26		1.38		4.78		115
9.72	8.14	32,071	2.00		2.13		3.98		115
9.71	9.46	3,252,343	0.91		1.04		5.05		115
9.71	9.34	20,878	1.00		1.12		4.91		115
9.38	2.71	166,407	1.27		1.38		4.31		183
9.40	1.96	20,704	2.02		2.13		3.98		183
9.38	3.06	1,586,055	0.93		1.04		5.18		183
9.38	2.97	7,393	1.02		1.13		4.91		183
9.59	11.30	1,055,640	1.35		1.43		4.30		154
9.61	10.45	16,724	2.10		2.18		3.37		154
9.59	11.68	1,048,186	1.01		1.09		4.63		154
9.59	8.13	8,247	1.10	(d)	1.16	(d)	4.40	(d)	154
9.31	35.39	419,456	1.35		1.49		4.74		134
9.33	34.47	936	2.10		2.24		4.09		134
9.31	35.84	377,691	1.01		1.15		5.16		134

The accompanying notes are an integral part of these financial statements.	143

GOLDMAN SACHS U.S. MORTGAGES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2014 - A	$10.45	$0.08	$0.17	$0.25	$(0.12)	$—	$(0.12)
2014 - Institutional	10.47	0.10	0.18	0.28	(0.14)	—	(0.14)
2014 - Separate Account Institutional	10.45	0.10	0.17	0.27	(0.14)	—	(0.14)
2014 - IR	10.48	0.09	0.17	0.26	(0.13)	—	(0.13)

FOR THE FISCAL YEARS ENDED MARCH 31,
2014 - A	10.60	0.13	(0.06)	0.07	(0.22)	—	(0.22)
2014 - Institutional	10.62	0.18	(0.08)	0.10	(0.25)	—	(0.25)
2014 - Separate Account Institutional	10.60	0.16	(0.06)	0.10	(0.25)	—	(0.25)
2014 - IR	10.63	0.20	(0.11)	0.09	(0.24)	—	(0.24)
2013 - A	10.58	0.12	0.31	0.43	(0.22)	(0.19)	(0.41)
2013 - Institutional	10.60	0.16	0.30	0.46	(0.25)	(0.19)	(0.44)
2013 - Separate Account Institutional	10.58	0.16	0.30	0.46	(0.25)	(0.19)	(0.44)
2013 - IR	10.60	0.17	0.31	0.48	(0.26)	(0.19)	(0.45)
2012 - A	10.20	0.17	0.42	0.59	(0.21)	—	(0.21)
2012 - Institutional	10.21	0.20	0.44	0.64	(0.25)	—	(0.25)
2012 - Separate Account Institutional	10.20	0.21	0.42	0.63	(0.25)	—	(0.25)
2012 - IR (Commenced July 29, 2011)	10.45	0.14	0.19	0.33	(0.18)	—	(0.18)
2011 - A	9.99	0.22	0.22	0.44	(0.23)	—	(0.23)
2011 - Institutional	10.00	0.25	0.23	0.48	(0.27)	—	(0.27)
2011 - Separate Account Institutional	9.99	0.25	0.23	0.48	(0.27)	—	(0.27)
2010 - A	9.27	0.32	0.76	1.08	(0.36)	—	(0.36)
2010 - Institutional	9.29	0.38	0.73	1.11	(0.40)	—	(0.40)
2010 - Separate Account Institutional	9.28	0.38	0.73	1.11	(0.40)	—	(0.40)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Portfolio turnover rates exclude portfolio securities received as a result of in-kind subscriptions.

144	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$10.58	2.37%	$5,726	0.72	%(d)	0.97	%(d)	1.58	%(d)	574%
10.61	2.64	42,817	0.38	(d)	0.63	(d)	1.89	(d)	574
10.58	2.55	200,559	0.39	(d)	0.63	(d)	1.95	(d)	574
10.61	2.50	1,546	0.47	(d)	0.73	(d)	1.72	(d)	574

10.45	0.64	3,850	0.72		0.96		1.22		1,399
10.47	0.99	11,692	0.38		0.63		1.71		1,399
10.45	0.98	211,306	0.38		0.62		1.58		1,399
10.48	0.88	16	0.49		0.73		1.91		1,399
10.60	4.07	4,488	0.71		0.91		1.13		1,617
10.62	4.42	13,664	0.37		0.56		1.47		1,617
10.60	4.42	295,322	0.37		0.56		1.49		1,617
10.63	4.61	1	0.30		0.49		1.57		1,617
10.58	5.82	5,437	0.71		0.91		1.62		1,342
10.60	6.28	9,984	0.37		0.57		1.89		1,342
10.58	6.18	375,451	0.37		0.57		1.97		1,342
10.60	3.20	1	0.46	(d)	0.66	(d)	2.06	(d)	1,342
10.20	4.46	5,511	0.74		0.92		2.14		905	(e)
10.21	4.81	54,096	0.40		0.58		2.41		905	(e)
10.20	4.84	348,447	0.37		0.55		2.42		905	(e)
9.99	11.84	12,791	0.76		0.94		3.29		628
10.00	12.11	62,950	0.41		0.60		3.88		628
9.99	12.17	369,251	0.36		0.55		3.91		628

The accompanying notes are an integral part of these financial statements.	145

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements

September 30, 2014 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered*	Diversified/ Non-diversified
Dynamic Emerging Markets Debt (Commenced operations May 31, 2013)	A, C, Institutional, IR and R	Non-diversified
Emerging Markets Debt, Local Emerging Markets Debt	A, C, Institutional and IR	Non-diversified
High Yield	A, B, C, Institutional, Service, IR and R	Diversified
High Yield Floating Rate	A, C, Institutional, IR and R	Diversified
Investment Grade Credit, U.S. Mortgages	A, Institutional, IR and Separate Account Institutional	Diversified

*	The High Yield Fund’s Class B Shares are generally no longer available for purchase by current or prospective investors.

Class A Shares of the Dynamic Emerging Markets Debt, Emerging Markets Debt, High Yield, High Yield Floating Rate, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds are sold with a front-end sales charge of up to 4.50%, 4.50%, 4.50%, 2.25%, 3.75%, 4.50% and 3.75%, respectively. Class B Shares were sold with a contingent deferred sales charge (“CDSC”) that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares are sold with a CDSC of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Separate Account Institutional, Class IR and Class R Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments are made or received upon entering into a swap agreement and are reflected in the Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Offering and Organization Costs — Offering costs paid in connection with the offering of shares of Dynamic Emerging Markets Debt Fund were being amortized on a straight-line basis over 12 months from the date of commencement of operations.

E.  Redemption Fees — A 2% redemption fee will be imposed on the redemption of shares (including by exchange) held for 60 calendar days or less with respect to the High Yield Fund and 30 calendar days or less with respect to the Dynamic Emerging Markets Debt, Emerging Markets Debt and Local Emerging Markets Debt Funds. For this purpose, the Funds use a first-in first-out method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. Redemption fees are reimbursed to a Fund and are reflected as a reduction in share redemptions. Redemption fees are credited to Paid-in Capital and are allocated to each share class of a Fund on a pro-rata basis.

F.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared daily and paid monthly, and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

G.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency transactions. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2014 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities of G8 countries (not held in money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Inverse Floaters — The interest rate on inverse floating rate securities (“inverse floaters”) resets in the opposite direction from the market rate of interest to which the inverse floaters are indexed. An inverse floater may be considered to be

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

ii.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

iii.  Mortgage Dollar Rolls — Mortgage dollar rolls are transactions whereby a Fund sells mortgage-backed-securities and simultaneously contracts with the same counterparty to repurchase similar securities on a specified future date. During the settlement period, a Fund will not be entitled to accrue interest and receive principal payments on the securities sold.

iv.  Senior Term Loans — Senior term loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). A Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. A Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, Assignments result in a Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement.

The High Yield and High Yield Floating Rate Funds may also enter into certain credit arrangements, all or a portion of which may be unfunded. Unfunded loan commitments represent the remaining obligation of a Fund to the borrower. A Fund is obligated to fund these commitments at the borrower’s discretion. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit of a Loan. All Loans and unfunded loan commitments involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower. Loans, including unfunded loan commitments, are marked to market daily using pricing vendor quotations and the change in value, if any, is recorded as an unrealized gain or loss.

v.  Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

vi.  Structured Notes — The values of structured notes are based on the price movements of a reference security or index. Upon termination, a Fund will receive a payment from the issuer based on the value of the referenced instrument (notional amount multiplied by price of the referenced instrument) and record a realized gain or loss.

vii.  When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2014 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement which may result in a realized gain or loss.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors.

Exchange-traded derivatives, including futures contracts, typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using counterparty prices, and the change in value, if any, is recorded as an unrealized gain or loss.

A forward foreign currency contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

A rate lock forward is a type of forward contract between a Fund and a rate lock provider pursuant to which the parties agree to make payments to each other based on a notional amount, contingent upon whether the referenced obligation is above or below a specified yield level on the termination date of the contract.

A non-deliverable bond forward is a short term forward contract between two parties to buy or sell a bond denominated in a non-deliverable foreign currency at a specified future time and price. Non-deliverable bond forwards are marked-to-market daily using market quotations. Unrealized gains or losses on non-deliverable bond forwards are recorded by a Fund on a daily basis, and realized gains or losses are recorded on the termination date or sale of a contract.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

iv.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”)(“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

A cross currency swap is an agreement which a Fund may enter into to gain or mitigate exposure to currency risk. A cross currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Cross currency swaps usually involve the delivery of the entire principle value of one designated currency in exchange for other designated currency. Therefore, the entire principle value of a cross currency swap is subject to risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2014 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A total return swap is an agreement that gives a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, a Fund may also be required to pay the dollar value of that decline to the counterparty.

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

i.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between a Fund and select counterparties. An MRA contains provisions for, among other things, initiation, income payments, events of default and maintenance of securities for repurchase agreements. A MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

B.  Level 3 Fair Value Investments — To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such as investments are classified as Level 3 investments.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of September 30, 2014:

DYNAMIC EMERGING MARKETS DEBT

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Sovereign Debt Obligations	$—	$16,208,264	$—
Corporate Obligations	—	8,137,692	—
Structured Notes	—	978,751	—
Municipal Debt Obligations	—	699,456	—
U.S. Treasury Obligations	221,042	—	—
Short-term Investments	—	1,800,000	—
Total	$221,042	$27,824,163	$—

Derivative Type
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$324,011	$—
Futures Contracts	35,247	—	—
Interest Rate Swap Contracts	—	20,062	—
Total	$35,247	$344,073	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(317,584)	$—
Interest Rate Swap Contracts	—	(149,752)	—
Credit Default Swap Contracts	—	(6,253)	—
Total	$—	$(473,589)	$—

EMERGING MARKETS DEBT

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Sovereign Debt Obligations	$—	$970,674,406	$—
Foreign Debt Obligations	—	17,851,426	—
Corporate Obligations	—	552,247,360	—
U.S. Government Agencies	—	74,998,027	—
Structured Note	—	9,501,020	—
Municipal Debt Obligations	—	43,157,595	—
Short-term Investments	—	65,100,000	—
Total	$—	$1,733,529,834	$—

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2014 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

EMERGING MARKETS DEBT (continued)

Derivative Type	Level 1	Level 2	Level 3
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$17,829,165	$—
Futures Contracts	1,184,734	—	—
Interest Rate Swap Contracts	—	938,137	—
Credit Default Swap Contracts	—	77,326	—
Total	$1,184,734	$18,844,628	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(9,249,191)	$—
Futures Contracts	(879,548)	—	—
Interest Rate Swap Contracts	—	(5,571,959)	—
Credit Default Swap Contracts	—	(703,028)	—
Total	$(879,548)	$(15,524,178)	$—

HIGH YIELD

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$4,210,945,140	$—
U.S. Government Agencies	—	149,996,054	—
Senior Term Loans	—	191,019,399	59,730,884
Common Stock and/or Other Equity Investments(b)
Europe	1,305,434	—	3
North America	22,239,093	3,405,820	39
Warrants	—	4,262,527	—
Short-term Investments	—	66,000,000	—
Total	$23,544,527	$4,625,628,940	$59,730,926

Derivative Type
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$3,301,087	$—
Futures Contracts	2,496,032	—	—
Interest Rate Swap Contracts	—	233,290	—
Credit Default Swap Contracts	—	430,554	—
Total	$2,496,032	$3,964,931	$—
Liabilities(a)
Futures Contracts	$(958,537)	$—	$—

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

HIGH YIELD (continued)

The following is a reconciliation of Level 3 investments for the period ended September 30, 2014:

	Common Stocks	Senior Term Loans
Beginning Balance as of April 1, 2014	$39	$19,282,500
Realized gain (loss)	48,124	—
Net change in unrealized gain (loss) relating to instruments still held at reporting date	3	25,084
Purchases	—	53,127,280
Sales	(48,124)	(5,100,000)
Amortization	—	60,645
Transfers into Level 3	—	—
Transfers out of Level 3	—	(7,664,625)
Ending Balance as of September 30, 2014	$42	$59,730,884

HIGH YIELD FLOATING RATE

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Senior Term Loans	$—	$3,732,375,310	$176,408,160
Corporate Obligations	—	506,984,940	—
U.S. Government Agencies	—	149,997,300	—
Asset-Backed Securities	—	84,698,709	—
Unfunded Loan Commitments	—	18,387,939	—
Investment Company	40,535,700	—	—
Short-term Investments	—	259,800,000	—
Total	$40,535,700	$4,752,244,198	$176,408,160

Derivative Type
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$933,517	$—
Interest Rate Swap Contracts	—	916,415	—
Total	$—	$1,849,932	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(98,736)	$—
Credit Default Swap Contracts	—	(333,978)	—
Total	$—	$(432,714)	$—

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2014 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

HIGH YIELD FLOATING RATE (continued)

The following is a reconciliation of Level 3 investments for the period ended September 30, 2014:

			Senior Term Loans
Beginning Balance as of April 1, 2014			$32,856,154
Realized gain (loss)			(10,398)
Net change in unrealized gain (loss) relating to instruments still held at reporting date			(2,147,344)
Purchases			105,155,191
Sales			(9,411,014)
Amortization			28,365
Transfers into Level 3			51,101,581
Transfers out of Level 3			(1,164,375)
Ending Balance as of September 30, 2014			$176,408,160

INVESTMENT GRADE CREDIT

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$365,723,818	$—
Mortgage-Backed Obligations	—	9,920,299	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	31,872,534	1,162,904	—
Foreign Debt Obligations	—	14,591,070	—
Municipal Debt Obligations	—	15,856,502	—
Short-term Investments	—	25,300,000	—
Total	$31,872,534	$432,554,593	$—

Derivative Type	Level 1	Level 2	Level 3
Assets
Options Purchased	$—	$2,579,498	$—
Forward Foreign Currency Exchange Contracts(a)	—	14,608	—
Futures Contracts(a)	329,961	—	—
Interest Rate Swap Contracts(a)	—	1,275,922	—
Total	$329,961	$3,870,028	$—
Liabilities(a)
Futures Contracts	$(307,960)	$—	$—
Interest Rate Swap Contracts	—	(221,653)	—
Total	$(307,960)	$(221,653)	$—

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

LOCAL EMERGING MARKETS DEBT

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Sovereign Debt Obligations	$—	$1,297,032,933	$—
Structured Notes	—	206,617,039	—
Corporate Obligations	—	65,038,036	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	7,808,044	89,997,631	—
Municipal Debt Obligations	—	25,385,335	—
Short-term Investments	—	135,300,000	—
Total	$7,808,044	$1,819,370,974	$—

Derivative Type	Level 1	Level 2	Level 3
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$33,703,168	$—
Futures Contracts	3,273,444	—	—
Interest Rate Swap Contracts	—	11,718,024	—
Cross Currency Swap Contracts	—	3,105,612	—
Total	$3,273,444	$48,526,804	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(31,089,048)	$—
Futures Contracts	(1,244,866)	—	—
Interest Rate Swap Contracts	—	(22,791,830)	—
Credit Default Swap Contracts	—	(409,073)	—
Cross Currency Swap Contracts	—	(1,618,410)	—
Total	$(1,244,866)	$(55,908,361)	$—

U.S. MORTGAGES

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Mortgage-Backed Obligations	$—	$251,303,944	$—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	540,375	49,998,680	—
Asset-Backed Securities	—	2,349,101	—
Short-term Investments	—	46,600,000	—
Total	$540,375	$350,251,725	$—

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2014 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

U.S. MORTGAGES (continued)

Derivative Type	Level 1	Level 2	Level 3
Assets
Options Purchased	$—	$1,543,773	$—
Futures Contracts(a)	181,681	—	—
Interest Rate Swap Contracts(a)	—	181,674	—
Total	$181,681	$1,725,447	$—
Liabilities(a)
Futures Contracts	$(251,059)	$—	$—
Interest Rate Swap Contracts	—	(74,571)	—
Total Return Swap Contracts	—	(1,364)	—
Total	$(251,059)	$(75,935)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.
(b)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principle exchange or system on which they are traded, which may differ from country of domicile.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of September 30, 2014. These instruments were used to meet the Funds’ investment objectives and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Dynamic Emerging Markets Debt
Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Variation margin on certain derivative contracts	$55,309	(a)	Payable for unrealized loss on swap contracts; Variation margin on certain derivative contracts	$(149,752)	(a)(b)
Credit	—	—		Payable for unrealized loss on swap contracts	(6,253)	(b)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	324,011		Payable for unrealized loss on forward foreign currency exchange contracts	(317,584)
Total		$379,320			$(473,589)

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

Emerging Markets Debt
Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Variation margin on certain derivative contracts	$2,122,871	(a)	Payable for unrealized loss on swap contracts; Variation margin on certain derivative contracts	$(6,451,507)	(a)(b)
Credit	Receivable for unrealized gain on swap contracts	77,326		Payable for unrealized loss on swap contracts	(703,028)	(b)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	17,829,165		Payable for unrealized loss on forward foreign currency exchange contracts	(9,249,191)
Total		$20,029,362			$(16,403,726)

High Yield
Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Interest rate	Variation margin on certain derivative contracts	$2,729,322	(a)	Variation margin on certain derivative contracts	$(958,537)	(a)
Credit	Receivable for unrealized gain on swap contracts	430,554		—	—
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	3,301,087		—	—
Total		$6,460,963			$(958,537)

High Yield Floating Rate
Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Interest rate	Variation margin on certain derivative contracts	$916,415	(a)	Variation margin on certain derivative contracts	$—
Credit	—	—		Payable for unrealized loss on swap contracts	(333,978)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	933,517		Payable for unrealized loss on forward foreign currency exchange contracts	(98,736)
Total		$1,849,932			$(432,714)

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2014 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

Investment Grade Credit
Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Interest rate	Variation margin on certain derivative contracts; Investments, at value	$4,185,381	(a)	Variation margin on certain derivative contracts	$(529,613)	(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	14,608		—	—
Total		$4,199,989			$(529,613)

Local Emerging Markets Debt
Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Variation margin on certain derivative contracts	$14,991,468	(a)	Payable for unrealized loss on swap contracts; Variation margin on certain derivative contracts	$(24,036,696)	(a)(b)
Credit	—	—		Payable for unrealized loss on swap contracts	(409,073)	(b)
Currency	Receivable for unrealized gain on swap contracts; Receivable for unrealized gain on forward foreign currency exchange contracts	36,808,780		Payable for unrealized loss on swap contracts; Payable for unrealized loss on forward foreign currency exchange contracts	(32,707,458)
Total		$51,800,248			$(57,153,227)

U.S. Mortgages
Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Variation margin on certain derivative contracts; Investments, at value	$1,907,128	(a)	Payable for unrealized loss on swap contracts; Variation margin on certain derivative contracts	$(326,994)	(a)(b)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(b)	Aggregate of amounts include $142,168, $6,236,835, $24,018,083 and $1,364 for Dynamic Emerging Markets Debt, Emerging Markets Debt, Local Emerging Markets Debt and U.S. Mortgages Funds, respectively, which represent the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Funds’ performance, their failure to pay on their obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Funds are entitled to a full return.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended September 30, 2014. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Dynamic Emerging Markets Debt
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	$(86,169)	$(87,982)	154
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(6,761)	(4,347)	37
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	118,145	(16,994)	285
Total		$25,215	$(109,323)	476

Emerging Markets Debt
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts, non-deliverable bond forward contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts, non-deliverable bond forward contracts and swap contracts	$(468,771)	$(6,106,627)	5,040
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	23,671	(435,057)	37
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	9,094,420	9,804,619	216
Total		$8,649,320	$3,262,935	5,293

High Yield
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	$(7,997,056)	$(358,868)	10,140
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(3,062,088)	1,719,018	1
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	7,413,343	3,133,345	6
Total		$(3,645,801)	$4,493,495	10,147

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2014 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

High Yield Floating Rate
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$(2,964,027)	$637,077	4
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(1,467,895)	(333,978)	1
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	2,221,789	800,181	5
Total		$(2,210,133)	$1,103,280	10

Investment Grade Credit
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on investments, futures contracts and swap contracts	$1,654,208	$(378,874)	1,043
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	116,095	(145,226)	4
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	34,621	13,852	1
Total		$1,804,924	$(510,248)	1,048

Local Emerging Markets Debt
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	$(13,231,985)	$2,322,730	9,592
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(370,088)	(264,031)	39
Currency	Net realized gain (loss) from swap contracts and forward foreign currency exchange contracts/Net change in unrealized gain (loss) on swap contracts and forward foreign currency exchange contracts	7,165,541	(6,536,948)	326
Total		$(6,436,532)	$(4,478,249)	9,957

U.S. Mortgages
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on investments, futures contracts and swap contracts	$149,052	$57,889	901

(a)	Average number of contracts is based on the average of month end balances for the six months ended September 30, 2014.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives (foreign currency exchange contracts, and certain options and swaps). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due the restrictions or prohibitions against the right of setoff that may be imposed due to a particular jurisdiction’s bankruptcy or insolvency laws.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2014 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth the Funds’ net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of September 30, 2014:

Dynamic Emerging Markets Debt Fund
	Derivative Assets(1)			Derivative Liabilities(1)			Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Swaps	Forward Currency Contracts	Total	Swaps	Forward Currency Contracts	Total
Bank of America Securities LLC	$6,034	$34,629	$40,663	$(19,831)	$(6,268)	$(26,099)	$14,564	$—	$14,564
Barclays Bank PLC	1,739	17,555	19,294	(2,509)	(39,484)	(41,993)	(22,699)	—	(22,699)
BNP Paribas SA	—	23,475	23,475	—	(17,844)	(17,844)	5,631	—	5,631
Citibank NA	686	—	686	(29,453)	—	(29,453)	(28,767)	—	(28,767)
Citibank NA (London)	—	20,548	20,548	—	(9,670)	(9,670)	10,878	—	10,878
Credit Suisse International (London)	243	5,192	5,435	(7,957)	(19,134)	(27,091)	(21,656)	21,656	—
Deutsche Bank AG	9,994	—	9,994	(46,877)	—	(46,877)	(36,883)	—	(36,883)
Deutsche Bank AG (London)	—	42,200	42,200	—	(39,296)	(39,296)	2,904	—	2,904
HSBC Bank PLC	—	28,309	28,309	—	(12,607)	(12,607)	15,702	—	15,702
JPMorgan Chase Bank (London)	—	37,040	37,040	—	(26,906)	(26,906)	10,134	—	10,134
JPMorgan Securities, Inc.	88	—	88	(19,527)	—	(19,527)	(19,439)	—	(19,439)
Merrill Lynch International Bank Ltd.	—	128	128	—	(3,006)	(3,006)	(2,878)	—	(2,878)
Morgan Stanley & Co. International PLC	1,130	18,677	19,807	(16,014)	(11,659)	(27,673)	(7,866)	—	(7,866)
Royal Bank of Canada	—	562	562	—	(34,907)	(34,907)	(34,345)	—	(34,345)
Royal Bank of Scotland PLC	—	5,891	5,891	—	(15,908)	(15,908)	(10,017)	—	(10,017)
Standard Chartered Bank	—	19,175	19,175	—	(29,399)	(29,399)	(10,224)	—	(10,224)
State Street Bank and Trust	—	3,694	3,694	—	(3,260)	(3,260)	434	—	434
UBS AG (London)	—	9,692	9,692	—	(42,321)	(42,321)	(32,629)	—	(32,629)
Westpac Banking Corp.	—	57,244	57,244	—	(5,915)	(5,915)	51,329	—	51,329
Total	$19,914	$324,011	$343,925	$(142,168)	$(317,584)	$(459,752)	$(115,827)	$21,656	$(94,171)

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

Emerging Markets Debt Fund
	Derivative Assets(1)			Derivative Liabilities(1)			Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Swaps	Forward Currency Contracts	Total	Swaps	Forward Currency Contracts	Total
Bank of America Securities LLC	$35,028	$1,689,359	$1,724,387	$(63,780)	$(307,578)	$(371,358)	$1,353,029	$—	$1,353,029
Barclays Bank PLC	24,090	1,524,390	1,548,480	(118,930)	(752,175)	(871,105)	677,375	—	677,375
BNP Paribas SA	—	867,886	867,886	—	(330,787)	(330,787)	537,099	—	537,099
Citibank NA	122,362	—	122,362	(1,802,587)	—	(1,802,587)	(1,680,225)	1,680,225	—
Citibank NA (London)	—	711,849	711,849	—	(539,946)	(539,946)	171,903	—	171,903
Credit Suisse International (London)	—	248,228	248,228	(97,149)	(589,749)	(686,898)	(438,670)	—	(438,670)
Deutsche Bank AG	73,885	—	73,885	(1,112,460)	—	(1,112,460)	(1,038,575)	700,000	(338,575)
Deutsche Bank AG (London)	—	1,251,383	1,251,383	—	(792,280)	(792,280)	459,103	—	459,103
HSBC Bank PLC	—	697,807	697,807	—	(497,180)	(497,180)	200,627	—	200,627
JPMorgan Chase Bank (London)	—	3,723,056	3,723,056	—	(480,094)	(480,094)	3,242,962	—	3,242,962
JPMorgan Securities, Inc.	584,784	—	584,784	(1,170,180)	—	(1,170,180)	(585,396)	585,396	—
Merrill Lynch International Bank Ltd.	—	15,413	15,413	—	(118,478)	(118,478)	(103,065)	—	(103,065)
Morgan Stanley & Co. International PLC	6,884	765,936	772,820	(1,871,749)	(687,820)	(2,559,569)	(1,786,749)	1,786,749	—
Royal Bank of Canada	—	27,499	27,499	—	(758,711)	(758,711)	(731,212)	—	(731,212)
Royal Bank of Scotland PLC	—	290,428	290,428	—	(773,283)	(773,283)	(482,855)	—	(482,855)
Standard Chartered Bank	—	429,408	429,408	—	(1,227,540)	(1,227,540)	(798,132)	—	(798,132)
State Street Bank and Trust	—	181,265	181,265	—	(158,747)	(158,747)	22,518	—	22,518
UBS AG (London)	—	2,753,763	2,753,763	—	(1,099,179)	(1,099,179)	1,654,584	—	1,654,584
Westpac Banking Corp.	—	2,651,495	2,651,495	—	(135,644)	(135,644)	2,515,851	—	2,515,851
Total	$847,033	$17,829,165	$18,676,198	$(6,236,835)	$(9,249,191)	$(15,486,026)	$3,190,172	$4,752,370	$7,942,542

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2014 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

Local Emerging Markets Debt Fund
	Derivative Assets(1)			Derivative Liabilities(1)			Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Swaps	Forward Currency Contracts	Total	Swaps	Forward Currency Contracts	Total
Bank of America Securities LLC	$1,355,211	$2,860,794	$4,216,005	$(1,261,816)	$(508,601)	$(1,770,417)	$2,445,588	$(310,000)	$2,135,588
Barclays Bank PLC	338,035	1,496,595	1,834,630	(2,925,437)	(3,678,085)	(6,603,522)	(4,768,892)	2,750,199	(2,018,693)
BNP Paribas SA	—	2,827,538	2,827,538	—	(1,402,871)	(1,402,871)	1,424,667	—	1,424,667
Citibank NA	3,872,111	—	3,872,111	(5,122,854)	—	(5,122,854)	(1,250,743)	700,000	(550,743)
Citibank NA (London)	—	1,591,738	1,591,738	—	(1,278,001)	(1,278,001)	313,737	—	313,737
Credit Suisse International (London)	72,736	934,519	1,007,255	(1,083,866)	(2,054,009)	(3,137,875)	(2,130,620)	900,000	(1,230,620)
Deutsche Bank AG	2,223,444	—	2,223,444	(7,907,561)	—	(7,907,561)	(5,684,117)	3,640,000	(2,044,117)
Deutsche Bank AG (London)	—	3,240,328	3,240,328	—	(3,836,293)	(3,836,293)	(595,965)	—	(595,965)
HSBC Bank PLC	—	3,837,976	3,837,976	—	(1,701,070)	(1,701,070)	2,136,906	—	2,136,906
JPMorgan Chase Bank (London)	—	3,022,445	3,022,445	—	(1,545,025)	(1,545,025)	1,477,420	—	1,477,420
JPMorgan Securities, Inc.	6,401,367	—	6,401,367	(2,158,244)	—	(2,158,244)	4,243,123	(4,100,000)	143,123
Merrill Lynch International Bank Ltd.	—	308,191	308,191	—	(357,624)	(357,624)	(49,433)	—	(49,433)
Morgan Stanley & Co. International PLC	204,801	2,300,354	2,505,155	(3,558,305)	(857,468)	(4,415,773)	(1,910,618)	1,910,618	—
Royal Bank of Canada	—	716,743	716,743	—	(1,766,648)	(1,766,648)	(1,049,905)	—	(1,049,905)
Royal Bank of Scotland PLC	—	482,522	482,522	—	(1,304,816)	(1,304,816)	(822,294)	—	(822,294)
Standard Chartered Bank	—	5,606,388	5,606,388	—	(3,477,019)	(3,477,019)	2,129,369	—	2,129,369
State Street Bank and Trust	—	300,559	300,559	—	(267,200)	(267,200)	33,359	—	33,359
UBS AG (London)	—	723,415	723,415	—	(6,586,697)	(6,586,697)	(5,863,282)	—	(5,863,282)
Westpac Banking Corp.	—	3,453,063	3,453,063	—	(467,621)	(467,621)	2,985,442	—	2,985,442
Total	$14,467,705	$33,703,168	$48,170,873	$(24,018,083)	$(31,089,048)	$(55,107,131)	$(6,936,258)	$5,490,817	$(1,445,441)

(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the six months ended September 30, 2014, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Dynamic Emerging Markets Debt	0.90%	0.90%	0.81%	0.77%	0.75%	0.90%	0.80	%#
Emerging Markets Debt	0.80	0.80	0.72	0.68	0.67	0.80	0.80
High Yield	0.70	0.70	0.63	0.60	0.59	0.66	0.66
High Yield Floating Rate	0.60	0.54	0.51	0.50	0.49	0.54	0.54
Investment Grade Credit	0.40	0.36	0.34	0.33	0.32	0.40	0.34	*
Local Emerging Markets Debt	0.90	0.90	0.81	0.77	0.75	0.90	0.80	#
U.S. Mortgages	0.40	0.36	0.34	0.33	0.32	0.40	0.34	*

#	GSAM has agreed to waive a portion of its management fee in order to achieve the effective net management fee rates shown above through at least July 25, 2015 for Local Emerging Markets Debt and Dynamic Emerging Markets Debt Funds. Prior to such date GSAM may not terminate the arrangements without the approval of the trustees. Where the application of the above contractual management fee breakpoint schedule of a Fund would result in a lower management fee rate, the breakpoint schedule will be applied to the Fund’s assets.
*	GSAM has agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.34% as an annual percentage rate of the average daily net assets of the Investment Grade Credit and U.S. Mortgages Funds through at least July 29, 2015.

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.75%	0.50%
Service Plan	—	0.25	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2014 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class B and Class C Shares’ CDSC. During the six months ended September 30, 2014, Goldman Sachs advised that it retained the following amounts:

Front End Sales Charge
Fund	Class A
Emerging Markets Debt	$8,221
High Yield	13,068
High Yield Floating Rate	1,023
Investment Grade Credit	1,559
Local Emerging Markets Debt	1,623
U.S. Mortgages	344

Goldman Sachs retained no contingent deferred sales charges.

D.  Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.13% of the average daily net assets of Class A, Class B, Class C, Class IR and Class R Shares and 0.04% of the average daily net assets of Institutional, Separate Account Institutional and Service Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meetings, litigation, indemnification and expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Dynamic Emerging Markets Debt, Emerging Markets Debt, High Yield, High Yield Floating Rate, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds, are 0.054%, 0.054%, 0.024%, 0.104%, 0.004%, 0.074% and 0.004%, respectively. These Other Expense limitations will remain in place through at least July 29, 2015, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. The Funds bear their respective share of costs related to proxy and shareholder meetings, and GSAM has agreed to reimburse each Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the six months ended September 30, 2014, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fees Waivers	Other Expense Reimbursements	Total Expense Reductions
Dynamic Emerging Markets Debt	$13,881	$206,561	$220,442
Emerging Markets Debt	—	103,613	103,613
High Yield	—	—	—
High Yield Floating Rate	—	161,911	161,911
Investment Grade Credit	142,672	185,748	328,420
Local Emerging Markets Debt	983,997	430,327	1,414,324
U.S. Mortgages	74,192	232,857	307,049

G.  Line of Credit Facility — As of September 30, 2014, the Funds participated in a $1,080,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by an additional $120,000,000, for a total of up to $1,200,000,000. This facility is to be used solely for temporary or emergency purposes, which may include the funding of redemptions. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended September 30, 2014, the Funds did not have any borrowings under the facility.

H.  Other Transactions with Affiliates — For the six months ended September 30, 2014, Goldman Sachs earned $1,180, $58,720, $117,617, $13,662, $88,772 and $11,581 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant on behalf of the Dynamic Emerging Markets Debt, Emerging Markets Debt, High Yield, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds, respectively.

As of September 30, 2014, the Goldman Sachs Satellite Strategies Portfolio was the beneficial owner of 10% and 7% of total outstanding shares of the Emerging Markets Debt and Local Emerging Markets Debt Funds, respectively.

As of September 30, 2014, the Goldman Sachs Group, Inc. was the beneficial owner of 5% or more of outstanding Class A, Class C, Institutional, Class IR and Class R Shares of the following funds:

Fund	Class A	Class C	Institutional	Class IR	Class R
Dynamic Emerging Markets Debt	7%	8%	35%	100%	100%
High Yield Floating Rate	—	—	—	—	100

The High Yield Floating Rate Fund invests in the Institutional Shares of the Goldman Sachs High Yield Fund. This Underlying Fund is considered to be affiliated with the Fund. The table below shows the transactions in and earnings from investments in this affiliated Fund for September 30, 2014:

Underlying Fund	Market Value 3/31/14	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Market Value 9/30/14
High Yield Fund — Institutional Shares	$52,062,990	$1,383,579	$(11,500,000)	$(295,073)	$(1,115,796)	$40,535,700

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2014 (Unaudited)

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended September 30, 2014, were as follows:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Dynamic Emerging Markets Debt	$—	$20,450,485	$—	$14,777,955
Emerging Markets Debt	—	952,002,756	—	695,312,618
High Yield	304,790,467	1,128,886,416	306,650,477	1,472,654,750
High Yield Floating Rate	—	1,577,696,818	—	904,788,022
Investment Grade Credit	47,057,302	112,209,653	48,987,264	129,177,509
Local Emerging Markets Debt	7,888,891	1,364,339,726	57,960,903	1,162,507,897
U.S. Mortgages	1,467,204,437	5,457,138	1,448,498,438	992,718

7. TAX INFORMATION

As of the Funds’ most recent fiscal year end, March 31, 2014, the Funds’ timing differences, on a tax basis were as follows:

	Dynamic Emerging Markets Debt	Emerging Markets Debt	High Yield	High Yield Floating Rate	Investment Grade Credit	Local Emerging Markets Debt	U.S. Mortgages
Capital loss carryforwards
Perpetual Short-Term	$(21,452)	$(27,140,420)	$—	$—	$—	$(31,086,348)	$(5,328,747)
Perpetual Long-Term	—	(3,960,660)	—	—	—	—	(469,256)
Total capital loss carryforwards	$(21,452)	$(31,101,080)	$—	$—	$—	$(31,086,348)	$(5,798,003)
Timing differences (Income Distributions Payable, Qualified Late Year and Straddle Loss Deferrals)	$(236,143)	$(10,996,957)	$(1,535,331)	$(89,623)	$(946,285)	$(170,312,618)	$(111,444)

As of September 30, 2014, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Dynamic Emerging Markets Debt	Emerging Markets Debt	High Yield	High Yield Floating Rate	Investment Grade Credit	Local Emerging Markets Debt	U.S. Mortgages
Tax Cost	$28,727,580	$1,744,490,319	$4,694,753,582	$5,019,288,026	$453,631,188	$2,003,635,724	$350,206,517
Gross unrealized gain	345,966	33,885,541	119,071,405	8,437,262	16,943,158	7,540,501	3,646,273
Gross unrealized loss	(1,028,341)	(44,846,026)	(104,920,594)	(76,925,169)	(3,567,721)	(183,997,207)	(1,516,917)
Net unrealized gain (loss)	$(682,375)	$(10,960,485)	$14,150,811	$(68,487,907)	$13,375,437	$(176,456,706)	$2,129,356

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

7. TAX INFORMATION (continued)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, and differences related to the tax treatment of inflation protected securities, swap transactions, non-deliverable bond forwards, and material modification of debt securities.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that a Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange traded fund (“ETF”), a Fund will directly bear its proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Liquidity Risk — The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2014 (Unaudited)

8. OTHER RISKS (continued)

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the United States or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Non-Diversification Risk — Each of the Dynamic Emerging Markets Debt Fund, Emerging Markets Debt Fund and Local Emerging Markets Debt Fund is non-diversified, meaning that they are permitted to invest a larger percentage of their assets in fewer issuers than diversified mutual funds. Thus, a Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Portfolio Concentration Risk — As a result of certain of the Funds’ ability to invest a large percentage of their assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Funds’ investments more than if their investments were not so concentrated.

Redemption Proceeds Risk — The High Yield Floating Rate Fund may at times purchase securities with settlement periods that are longer than the time period required to pay redemption proceeds. In unusual circumstances, the High Yield Floating Rate Fund may pay redemption proceeds up to seven calendar days following receipt of a properly executed redemption request.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

10. OTHER MATTERS

At a meeting held on August 13-14, 2014, the Board of Trustees of the Goldman Sachs Trust approved the early conversion of each Fund’s Class B Shares into Class A Shares.

Accordingly, effective at the close of business on November 14, 2014 (the “Conversion Date”), Class B Shares of each Fund will convert to Class A Shares of the Fund, including Class B Shares that are scheduled to convert on a later date. No CDSCs will be assessed in connection with this early conversion. In addition, effective October 15, 2014, redemptions of a Fund’s Class B Shares before the Conversion Date will not be subject to a CDSC.

11. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2014 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Dynamic Emerging Markets Debt Fund

	For the Six Months Ended September 30, 2014 (Unaudited)		For the Period Ended March 31, 2014(a)

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	14,531	$138,169	10,314	$98,024
Reinvestment of distributions	153	1,460	204	1,901
Shares redeemed	(9,585)	(92,534)	(5)	(33)
	5,099	47,095	10,513	99,892
Class C Shares
Shares sold	6,046	57,386	6,236	58,905
Reinvestment of distributions	188	1,810	76	706
Shares redeemed	(147)	(1,416)	(47)	(434)
	6,087	57,780	6,265	59,177
Institutional Shares
Shares sold	548,597	5,264,760	2,965,055	28,694,887
Reinvestment of distributions	38,128	365,788	40,941	383,555
Shares redeemed	(105,692)	(1,017,622)	(456,341)	(4,324,203)
	481,033	4,612,926	2,549,655	24,754,239
Class IR Shares
Shares sold	—	—	4,387	43,010
Reinvestment of distributions	57	544	122	1,141
Shares redeemed	—	—	(1,913)	(17,777)
	57	544	2,596	26,374
Class R Shares
Shares sold	—	—	2,501	25,010
Reinvestment of distributions	50	482	86	807
Shares redeemed	—	—	(1)	(5)
	50	482	2,586	25,812
NET INCREASE	492,326	$4,718,827	2,571,615	$24,965,494

(a)	Commenced operations on May 31, 2013.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Emerging Markets Debt Fund

	For the Six Months Ended September 30, 2014 (Unaudited)		For the Fiscal Year Ended March 31, 2014

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,380,914	$30,321,371	5,476,000	$68,635,660
Reinvestment of distributions	151,947	1,939,176	645,714	7,983,559
Shares redeemed	(3,700,476)	(47,225,933)	(13,915,087)	(172,716,966)
	(1,167,615)	(14,965,386)	(7,793,373)	(96,097,747)
Class C Shares
Shares sold	218,501	2,783,555	733,439	9,162,721
Reinvestment of distributions	33,426	426,399	122,023	1,501,171
Shares redeemed	(278,280)	(3,542,505)	(2,003,027)	(24,733,216)
	(26,353)	(332,551)	(1,147,565)	(14,069,324)
Institutional Shares
Shares sold	31,154,671	399,236,792	60,306,035	760,543,750
Reinvestment of distributions	2,352,646	30,079,361	6,253,957	77,104,243
Shares redeemed	(10,433,563)	(133,058,521)	(62,140,571)	(775,261,888)
	23,073,754	296,257,632	4,419,421	62,386,105
Class IR Shares
Shares sold	361,630	4,612,439	1,101,269	13,727,778
Reinvestment of distributions	28,271	361,332	93,275	1,153,042
Shares redeemed	(314,400)	(4,032,825)	(1,663,968)	(20,505,514)
	75,501	940,946	(469,424)	(5,624,694)
NET INCREASE (DECREASE)	21,955,287	$281,900,641	(4,990,941)	$(53,405,660)

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2014 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	High Yield Fund

	For the Six Months Ended September 30, 2014 (Unaudited)		For the Fiscal Year Ended March 31, 2014

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	4,300,117	$31,006,530	26,116,314	$190,173,468
Reinvestment of distributions	1,794,716	12,890,615	7,042,682	50,738,541
Shares converted from Class B(a)	38,569	278,458	116,037	838,884
Shares redeemed	(24,908,734)	(177,981,796)	(35,179,533)	(255,306,320)
	(18,775,332)	(133,806,193)	(1,904,500)	(13,555,427)
Class B Shares
Shares sold	13,033	94,221	54,650	398,826
Reinvestment of distributions	30,109	216,735	169,237	1,222,855
Shares converted to Class A(a)	(38,479)	(278,458)	(115,762)	(838,884)
Shares redeemed	(393,795)	(2,839,960)	(1,245,436)	(9,045,688)
	(389,132)	(2,807,462)	(1,137,311)	(8,262,891)
Class C Shares
Shares sold	577,029	4,170,049	1,169,792	8,483,154
Reinvestment of distributions	217,649	1,564,781	897,865	6,477,147
Shares redeemed	(1,476,947)	(10,649,188)	(4,150,018)	(30,226,109)
	(682,269)	(4,914,358)	(2,082,361)	(15,265,808)
Institutional Shares
Shares sold	60,325,475	434,434,152	145,286,769	1,057,657,995
Reinvestment of distributions	15,685,072	112,968,946	60,299,396	436,017,161
Shares redeemed	(98,729,894)	(712,481,729)	(290,495,097)	(2,117,148,978)
	(22,719,347)	(165,078,631)	(84,908,932)	(623,473,822)
Service Shares
Shares sold	203,558	1,464,476	402,167	2,926,992
Reinvestment of distributions	51,334	368,244	194,448	1,399,958
Shares redeemed	(305,765)	(2,199,157)	(604,016)	(4,380,552)
	(50,873)	(366,437)	(7,401)	(53,602)
Class IR Shares
Shares sold	402,807	2,902,268	352,914	2,572,225
Reinvestment of distributions	60,010	431,658	210,987	1,524,943
Shares redeemed	(351,444)	(2,529,073)	(1,133,431)	(8,289,374)
	111,373	804,853	(569,530)	(4,192,206)
Class R Shares
Shares sold	261,199	1,884,294	520,094	3,768,697
Reinvestment of distributions	63,596	456,519	224,023	1,614,232
Shares redeemed	(293,745)	(2,109,496)	(754,323)	(5,475,306)
	31,050	231,317	(10,206)	(92,377)
NET DECREASE	(42,474,530)	$(305,936,911)	(90,620,241)	$(664,896,133)

(a)	Class B Shares convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund. At a meeting held on August 13-14, 2014, the Board of Trustees of the Goldman Sachs Trust approved the early conversion of Class B Shares into Class A Shares. Accordingly, effective at the close of business on November 14, 2014, Class B shares will convert to Class A shares of the Fund, and no Contingent Deferred Sales Charges (“CSDCs”) will be assessed in connection with the redemptions of the Fund’s Class B Shares prior to this date.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	High Yield Floating Rate Fund

	For the Six Months Ended September 30, 2014 (Unaudited)		For the Fiscal Year Ended March 31, 2014

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	313,322	$3,146,758	4,388,071	$44,286,380
Reinvestment of distributions	30,082	302,079	74,210	747,423
Shares redeemed	(2,172,132)	(21,754,436)	(2,833,756)	(28,584,432)
	(1,828,728)	(18,305,599)	1,628,525	16,449,371
Class C Shares
Shares sold	29,253	294,757	186,705	1,881,240
Reinvestment of distributions	2,799	28,060	6,022	60,703
Shares redeemed	(35,041)	(352,182)	(110,996)	(1,117,793)
	(2,989)	(29,365)	81,731	824,150
Institutional Shares
Shares sold	112,623,503	1,131,168,290	308,612,494	3,117,875,785
Reinvestment of distributions	8,044,966	80,727,159	10,684,489	107,805,422
Shares redeemed	(56,653,815)	(568,869,544)	(74,620,425)	(753,300,554)
	64,014,654	643,025,905	244,676,558	2,472,380,653
Class IR Shares
Shares sold	397	4,001	186,005	1,884,117
Reinvestment of distributions	1,988	19,978	16,842	170,044
Shares redeemed	(74,966)	(755,125)	(447,546)	(4,531,159)
	(72,581)	(731,146)	(244,699)	(2,476,998)
Class R Shares
Reinvestment of distributions	17	171	34	349
	17	171	34	349
NET INCREASE	62,110,373	$623,959,966	246,142,149	$2,487,177,525

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2014 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Investment Grade Credit Fund

	For the Six Months Ended September 30, 2014 (Unaudited)		For the Fiscal Year Ended March 31, 2014

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	343,178	$3,270,186	1,008,615	$9,419,921
Reinvestment of distributions	39,976	381,747	129,280	1,206,568
Shares redeemed	(381,058)	(3,624,692)	(1,604,127)	(15,063,151)
	2,096	27,241	(466,232)	(4,436,662)
Institutional Shares
Shares sold	1,501,956	14,246,901	2,584,816	24,449,074
Reinvestment of distributions	299,765	2,864,118	1,126,629	10,533,768
Shares redeemed	(2,053,947)	(19,569,420)	(14,284,235)	(133,976,679)
	(252,226)	(2,458,401)	(10,572,790)	(98,993,837)
Separate Account Institutional Shares
Shares sold	2,556,098	24,290,379	10,020,923	94,181,701
Reinvestment of distributions	449,860	4,298,747	1,257,905	11,750,626
Shares redeemed	(3,700,348)	(35,340,404)	(10,494,629)	(98,549,415)
	(694,390)	(6,751,278)	784,199	7,382,912
Class IR Shares
Shares sold	26,417	250,892	59,675	558,045
Reinvestment of distributions	1,248	11,933	663	6,258
Shares redeemed	(6,583)	(62,833)	(75,979)	(744,558)
	21,082	199,992	(15,641)	(180,255)
NET DECREASE	(923,438)	$(8,982,446)	(10,270,464)	$(96,227,842)

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Local Emerging Markets Debt Fund

	For the Six Months Ended September 30, 2014 (Unaudited)		For the Fiscal Year Ended March 31, 2014

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,035,552	$8,811,572	6,284,912	$56,480,510
Reinvestment of distributions	271,193	2,297,985	741,320	6,473,731
Shares redeemed	(3,640,185)	(30,990,990)	(15,143,371)	(131,373,759)
	(2,333,440)	(19,881,433)	(8,117,139)	(68,419,518)
Class C Shares
Shares sold	67,358	574,513	486,945	4,533,038
Reinvestment of distributions	37,629	319,364	97,061	847,962
Shares redeemed	(388,638)	(3,320,155)	(1,792,597)	(15,468,125)
	(283,651)	(2,426,278)	(1,208,591)	(10,087,125)
Institutional Shares
Shares sold	32,938,701	279,599,364	132,476,395	1,201,006,653
Reinvestment of distributions	6,056,016	51,274,101	14,058,396	122,914,528
Shares redeemed	(25,671,350)	(218,067,845)	(268,161,822)	(2,318,984,411)
	13,323,367	112,805,620	(121,627,031)	(995,063,230)
Class IR Shares
Shares sold	39,605	338,080	1,227,400	11,248,182
Reinvestment of distributions	19,248	163,231	82,060	721,148
Shares redeemed	(327,061)	(2,790,944)	(2,568,028)	(21,871,814)
	(268,208)	(2,289,633)	(1,258,568)	(9,902,484)
NET INCREASE (DECREASE)	10,438,068	$88,208,276	(132,211,329)	$(1,083,472,357)

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2014 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	U.S. Mortgages Fund

	For the Six Months Ended September 30, 2014 (Unaudited)		For the Fiscal Year Ended March 31, 2014

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	349,045	$3,686,211	336,808	$3,503,931
Reinvestment of distributions	4,997	52,894	7,402	77,335
Shares redeemed	(181,363)	(1,916,856)	(399,302)	(4,170,849)
	172,679	1,822,249	(55,092)	(589,583)
Institutional Shares
Shares sold	3,380,499	35,855,346	590,131	6,168,943
Reinvestment of distributions	37,599	399,008	29,405	307,733
Shares redeemed	(497,669)	(5,273,970)	(789,196)	(8,298,066)
	2,920,429	30,980,384	(169,660)	(1,821,390)
Class IR Shares
Shares sold	143,929	1,527,938	1,424	14,939
Reinvestment of distributions	412	4,369	25	267
Shares redeemed	(153)	(1,628)	(4)	(39)
	144,188	1,530,679	1,445	15,167
Separate Account Institutional Shares
Shares sold	878,051	9,276,897	5,198,994	54,060,111
Reinvestment of distributions	209,001	2,211,325	478,984	5,002,797
Shares redeemed	(2,351,277)	(24,852,713)	(13,319,436)	(138,673,615)
	(1,264,225)	(13,364,491)	(7,641,458)	(79,610,707)
NET INCREASE (DECREASE)	1,973,071	$20,968,821	(7,864,765)	$(82,006,513)

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended September 30, 2014 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service, Separate Account Institutional, Class IR or Class R Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service, Separate Account Institutional, Class IR or Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2014 through September 30, 2014.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Dynamic Emerging Markets Debt Fund				Emerging Markets Debt Fund				High Yield Fund				High Yield Floating Rate Fund
Share Class	Beginning Account Value 4/1/14	Ending Account Value 9/30/14		Expenses Paid for the 6 months ended 9/30/14*	Beginning Account Value 4/1/14	Ending Account Value 9/30/14		Expenses Paid for the 6 months ended 9/30/14*	Beginning Account Value 4/1/14	Ending Account Value 9/30/14		Expenses Paid for the 6 months ended 9/30/14*	Beginning Account Value 4/1/14	Ending Account Value 9/30/14		Expenses Paid for the 6 months ended 9/30/14*
Class A
Actual	$1,000.00	$1,005.60		$6.39	$1,000.00	$1,041.90		$6.40	$1,000.00	$997.00		$5.31	$1,000.00	$1,001.60		$4.72
Hypothetical 5% return	1,000.00	1,018.70	+	6.43	1,000.00	1,018.80	+	6.33	1,000.00	1,019.75	+	5.37	1,000.00	1,020.36	+	4.76
Class B
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	993.40		9.04	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,015.99	+	9.15	N/A	N/A		N/A
Class C
Actual	1,000.00	1,003.90		10.05	1,000.00	1,038.80		10.22	1,000.00	993.30		9.04	1,000.00	996.80		8.46
Hypothetical 5% return	1,000.00	1,015.04	+	10.10	1,000.00	1,015.04	+	10.10	1,000.00	1,015.99	+	9.15	1,000.00	1,016.59	+	8.54
Institutional
Actual	1,000.00	1,009.50		4.58	1,000.00	1,044.40		4.66	1,000.00	998.80		3.61	1,000.00	1,002.30		3.01
Hypothetical 5% return	1,000.00	1,020.51	+	4.61	1,000.00	1,020.51	+	4.61	1,000.00	1,021.46	+	3.65	1,000.00	1,022.06	+	3.04
Service
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	996.20		6.11	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,018.95	+	6.17	N/A	N/A		N/A
Class IR
Actual	1,000.00	1,008.90		5.14	1,000.00	1,044.00		5.12	1,000.00	998.40		4.06	1,000.00	1,002.90		3.51
Hypothetical 5% return	1,000.00	1,019.95	+	5.16	1,000.00	1,020.05	+	5.06	1,000.00	1,021.01	+	4.10	1,000.00	1,021.56	+	3.55
Class R
Actual	1,000.00	1,006.50		7.54	N/A	N/A		N/A	1,000.00	995.80		6.55	1,000.00	999.40		5.81
Hypothetical 5% return	1,000.00	1,017.55	+	7.59	N/A	N/A		N/A	1,000.00	1,018.50	+	6.63	1,000.00	1,019.25	+	5.87

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended September 30, 2014 (Unaudited) (continued)

	Investment Grade Credit Fund				Local Emerging Markets Debt Fund				U.S. Mortgages Fund
Share Class	Beginning Account Value 4/1/14	Ending Account Value 9/30/14		Expenses Paid for the 6 months ended 9/30/14*	Beginning Account Value 4/1/14	Ending Account Value 9/30/14		Expenses Paid for the 6 months ended 9/30/14*	Beginning Account Value 4/1/14	Ending Account Value 9/30/14		Expenses Paid for the 6 months ended 9/30/14*
Class A
Actual	$1,000.00	$1,025.40		$3.66	$1,000.00	$980.10		$6.25	$1,000.00	$1,023.70		$3.65
Hypothetical 5% return	1,000.00	1,021.46	+	3.65	1,000.00	1,018.75	+	6.38	1,000.00	1,021.46	+	3.65
Class C
Actual	N/A	N/A		N/A	1,000.00	977.70		9.97	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,014.99	+	10.15	N/A	N/A		N/A
Institutional
Actual	1,000.00	1,028.30		1.98	1,000.00	981.80		4.57	1,000.00	1,026.40		1.93
Hypothetical 5% return	1,000.00	1,023.11	+	1.98	1,000.00	1,020.46	+	4.66	1,000.00	1,023.16	+	1.93
Class IR
Actual	1,000.00	1,027.80		2.39	1,000.00	981.30		5.02	1,000.00	1,025.00		2.39
Hypothetical 5% return	1,000.00	1,022.71	+	2.38	1,000.00	1,020.00	+	5.11	1,000.00	1,022.71	+	2.38
Separate Account Institutional
Actual	1,000.00	1,028.30		1.93	N/A	N/A		N/A	1,000.00	1,025.50		1.98
Hypothetical 5% return	1,000.00	1,023.16	+	1.93	N/A	N/A		N/A	1,000.00	1,023.11	+	1.98

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended September 30, 2014. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Separate Account Institutional	Class IR	Class R
Dynamic Emerging Markets Debt	1.27%	N/A	2.00%	0.91%	N/A	N/A	1.02%	1.50%
Emerging Markets Debt	1.25	N/A	2.00	0.91	N/A	N/A	1.00	N/A
High Yield	1.06	1.81%	1.81	0.72	1.22%	N/A	0.81	1.31
High Yield Floating Rate	0.94	N/A	1.69	0.60	N/A	N/A	0.70	1.16
Investment Grade Credit	0.72	N/A	N/A	0.39	N/A	N/A	0.47	N/A
Local Emerging Markets Debt	1.26	N/A	2.01	0.92	N/A	0.38%	1.01	N/A
U.S. Mortgages	0.72	N/A	N/A	0.38	N/A	0.39	0.47	N/A

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Dynamic Emerging Markets Debt Fund, Goldman Sachs Emerging Markets Debt Fund, Goldman Sachs High Yield Fund, Goldman Sachs High Yield Floating Rate Fund, Goldman Sachs Investment Grade Credit Fund, Goldman Sachs Local Emerging Markets Debt Fund, and Goldman Sachs U.S. Mortgages Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2015 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 11-12, 2014 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreement, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Funds by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of each Fund, including comparisons to the performance of similar mutual funds, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), benchmark performance indices, and comparable institutional composites managed by the Investment Adviser (in the case of the Dynamic Emerging Markets Debt, Emerging Markets Debt, High Yield, Local Emerging Markets Debt, and U.S. Mortgages Funds), and general investment outlooks in the markets in which the Funds invest;
(c)	the terms of the Management Agreement and agreements with affiliated service providers entered into by the Trust on behalf of the Funds;
(d)	expense information for the Funds, including:
(i)	the relative management fee and expense levels of each Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	each Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Funds;
(f)	the undertakings of the Investment Adviser to waive certain fees (with respect to the Dynamic Emerging Markets Debt, Investment Grade Credit, Local Emerging Markets Debt, and U.S. Mortgages Funds) and to limit certain expenses of each Fund that exceed specified levels, and a summary of contractual fee reductions made by the Investment Adviser and/or its affiliates over the past several years with respect to the Funds;
(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of each Fund and the Trust as a whole to the Investment Adviser and its affiliates;
(h)	whether each Fund’s existing management fee schedule adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds, including the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, portfolio trading, distribution and other services;
(j)	a summary of potential benefits derived by the Funds as a result of their relationship with the Investment Adviser;
(k)	information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(l)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Funds’ compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Funds and the payment of non-Rule 12b-1 shareholder service and/or administration fees by the High Yield Fund’s Service Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Nature, Extent and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided to the Funds by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund (with the exception of the Dynamic Emerging Markets Debt Fund, which commenced operations in 2013) to its peers using rankings and ratings (rankings only for the High Yield Floating Rate Fund) compiled by the Outside Data Provider as of December 31, 2013, and updated performance information prepared by the Investment Adviser using the peer groups identified by the Outside Data Provider as of March 31, 2014. The information on each Fund’s investment performance was provided for the one-, three-, five- and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s investment performance over time (including on a year-by-year basis) relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Dynamic Emerging Markets Debt, Emerging Markets Debt, High Yield, Local Emerging Markets Debt, and U.S. Mortgages Funds’ performance to that of composites of institutional accounts managed by the Investment Adviser having comparable investment characteristics.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees observed that the Emerging Markets Debt Fund’s Class A Shares had placed in the first quartile of the Fund’s peer group for the one-, three-, five-, and ten-year periods, and had outperformed the Fund’s benchmark index for the five- and ten-year periods and underperformed for the one- and three-year periods ended March 31, 2014. They noted that the High Yield Fund’s Class A Shares had placed in the second quartile of the Fund’s peer group and had underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2014. They observed that the High Yield Floating Rate Fund’s Class A Shares had placed in the fourth quartile of the Fund’s peer group and had underperformed the Fund’s benchmark index for the one- and three-year periods ended March 31, 2014. They also noted that changes had been made to the credit quality requirements for investments of the High Yield and High Yield Floating Rate Funds in June 2013. They noted that the Investment Grade Credit Fund’s Class A Shares had placed in the second quartile of the Fund’s peer group for the three-year period, in the third quartile for the one- and five-year periods, and in the fourth quartile for the ten-year period, and had outperformed the Fund’s benchmark index for the one-, three-, and five-year periods and underperformed for the ten-year period ended March 31, 2014. The Trustees noted that the Local Emerging Markets Debt Fund’s Class A Shares had placed in the fourth quartile of the Fund’s peer group and had underperformed the Fund’s benchmark index for the one-, three-, and five-year periods ended March 31, 2014. They considered that the Local Emerging Markets Debt Fund had certain significant differences from its peer group that caused the peer group to be an imperfect basis for performance comparison. The Trustees observed that the U.S. Mortgages Fund’s Class A Shares had placed in the top half of the Fund’s peer group for the one-, three-, five-, and ten-year periods, and had outperformed the Fund’s benchmark index for the one-, three-, and five-year periods and underperformed for the ten-year period ended March 31, 2014. They noted that the Dynamic Emerging Markets Debt Fund had launched on May 29, 2013 and did not yet have a meaningful performance history.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees and breakpoints to those of relevant peer groups and category universes; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and a five-year history (or, in the case of Funds that commenced investment operations within a shorter period, since the year in which it commenced operations) comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to waive a portion of its management fees (with respect to the Dynamic Emerging Markets Debt, Investment Grade Credit, Local Emerging Markets Debt, and U.S. Mortgages Funds) and to limit certain expenses of each Fund that exceed specified levels. The Trustees also noted that certain changes were being made to existing fee waiver or expense limitation arrangements of the Dynamic Emerging Markets Debt Fund that would have the effect of lowering total Fund expenses, with such changes taking effect in connection with the Fund’s next annual registration statement update. They also considered, to the extent that the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to institutional accounts, which generally operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, were less time-intensive and paid lower fees.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Trust and each Fund were provided for 2013 and 2012 (2013 only for the Dynamic Emerging Markets Debt Fund), and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

Average Daily Net Assets	Dynamic Emerging Markets Debt Fund	Emerging Markets Debt Fund	High Yield Fund	High Yield Floating Rate Fund	Investment Grade Credit Fund	Local Emerging Markets Debt Fund	U.S. Mortgages Fund
First $1 billion	0.90%	0.80%	0.70%	0.60%	0.40%	0.90%	0.40%
Next $1 billion	0.90	0.80	0.70	0.54	0.36	0.90	0.36
Next $3 billion	0.81	0.72	0.63	0.51	0.34	0.81	0.34
Next $3 billion	0.77	0.68	0.60	0.50	0.33	0.77	0.33
Over $8 billion	0.75	0.67	0.59	0.49	0.32	0.75	0.32

The Trustees noted that the breakpoints were meant to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to waive a portion of its management fees (with respect to the Dynamic Emerging Markets Debt, Investment Grade Credit, Local Emerging Markets Debt, and U.S. Mortgages Funds) and to limit certain expenses of each Fund that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the High Yield, High Yield Floating Rate, and Local Emerging Markets Debt Funds, which had asset levels above at least the first breakpoint during the prior fiscal year.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) futures commissions earned by Goldman Sachs for executing futures transactions on behalf of the Funds; (c) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (d) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (e) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (f) Goldman Sachs’ retention of certain fees as Fund Distributor; (g) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (h) the possibility that the working relationship between the Investment Adviser and the Funds’ third party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2015.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $999.2 billion in assets under supervision as of September 30, 2014, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Federal Fund
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Limited Maturity Obligations Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Core Fixed Income Fund
■	Bond Fund[2]
■	Global Income Fund
■	Strategic Income Fund
■	World Bond Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

■	Long Short Credit Strategies Fund[3]
■	Fixed Income Macro Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Tollkeeper Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	U.S. Equity Fund
■	Income Builder Fund

Tax-Advantaged Equity

■	U.S. Tax-Managed Equity Fund[4]
■	International Tax-Managed Equity Fund[4]
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Focused International Equity Fund[5]
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	BRIC Fund (Brazil, Russia, India, China)
■	N-11 Equity Fund

Select Satellite6

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Long Short Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Retirement Portfolio Completion Fund
■	Tactical Tilt Implementation Fund

Total Portfolio Solutions6

■	Balanced Strategy Portfolio
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[2]	Effective on October 1, 2014, the Goldman Sachs Core Plus Fixed Income Fund was renamed the Goldman Sachs Bond Fund.
[3]	Effective at the close of business on March 21, 2014, the Goldman Sachs Credit Strategies Fund was reorganized with and into the Goldman Sachs Long Short Credit Strategies Fund.
[4]	Effective on April 30, 2014, the Goldman Sachs Structured Tax-Managed Equity and Structured International Tax-Managed Equity Funds were renamed the Goldman Sachs U.S. Tax-Managed Equity and International Tax-Managed Equity Funds, respectively.
[5]	Effective at the close of business on February 28, 2014, the Goldman Sachs Concentrated International Equity Fund was renamed the Goldman Sachs Focused International Equity Fund.
[6]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds.

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso Herbert J. Markley James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel Roy W. Templin	OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer and Treasurer Caroline Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission (‘‘SEC’’) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Fund holdings and allocations shown are as of September 30, 2014 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2014 Goldman Sachs. All rights reserved. 145749.MF.MED.TMPL/11/2014 SSFISAR-14/68.3k

ITEM 2.	CODE OF ETHICS.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	The information required by this Item is only required in connection with an annual report on this Form N-CSR.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	December 3, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	December 3, 2014

By:	/s/ Scott McHugh

Scott McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	December 3, 2014